UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA		01111

(Address of principal executive offices)		(Zip code)
Richard J. Byrne
1295 State Street, Springfield, MA		01111

(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2012

Date of reporting period:	12/31/2012

Item 1. Reports to Stockholders.

MML Series Investment Fund
Annual Report

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2012

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

MML SERIES INVESTMENT FUND

Supplement dated March 1, 2013 to the

Annual Report dated December 31, 2012

        This supplement provides updated information beyond that contained in the Annual Report. It should be retained and read in conjunction with the Annual Report.

        The following information replaces similar information for the Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, PIMCO Total Return Fund, and Small Company Value Fund found on page 203 under the heading Expense Caps and Waivers in the section titled Notes to Financial Statements.

	Class I	Class II	Class III	Service Class I
Equity Index Fund***^	0.05%	0.05%	0.05%	0.05%
Focused Equity Fund*	None	0.90%	None	1.15%
Fundamental Growth Fund*	None	0.85%	None	1.10%
Fundamental Value Fund**	None	0.80%	None	1.05%
Global Fund**	0.90%	0.80%	None	1.15%
PIMCO Total Return Fund***	None	0.65%	None	0.90%
Small Company Value Fund**	None	1.15%	None	1.40%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2013.
**	Expense caps in effect through April 30, 2013. Interest expense and short sale dividend and loan expense were not excluded from the caps prior to May 1, 2012.
***	Expense caps in effect through April 30, 2013. Short sale dividend and loan expense was not excluded from the caps prior to May 1, 2012.
^	Expense caps also exclude the management, Rule 12b-1 and administrative fees, taxes and brokerage commissions.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate.”

December 31, 2012

Retirement investors face ongoing market volatility

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2012. Navigating an environment that included both continued global economic malaise and positive signs for the future, investors drove most major equity markets worldwide to strong advances for the period, despite the volatility and weak stock performance that characterized both the second and fourth quarters of 2012.

The willingness of some central bankers and country leaders to take bold steps to help resolve ongoing problems in both Europe and the U.S. encouraged investors for much of the year. Other reasons for optimism that emerged over the course of 2012 included signs of a strengthening U.S. housing market, positive earnings reports from companies in numerous industries, and improvements in U.S. employment statistics and gross domestic product (GDP) figures.

As 2012 wound down, investors watched and reacted to news surrounding the November U.S. elections and the countdown to the so-called fiscal cliff, a combination of tax hikes and spending cuts set to take effect early in 2013 unless Congress could agree on an alternate plan. Market volatility increased as the year-end fiscal cliff deadline approached, but news about a possible agreement on the last day of the year helped stocks finish 2012 with a rally, and a signed bill addressing many tax issues was in place by the end of the first trading day of 2013.

Investing guidelines for retirement investors

MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate. Keeping certain investing guidelines in mind (such as those below) can help you maintain your long-term perspective.

Time may be your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can weather a bear market have the potential to be rewarded by amassing larger positions at more favorable prices (relative to those who do not continue to invest during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.*

Who Matters Most to You Says the Most About You.SM

At MassMutual, our customers matter most to us, which is why one of our primary goals is to give retirement investors tools they can use to help them achieve their long-term financial goals. You may want to take this opportunity to make an appointment with your financial professional, so you can evaluate your current retirement-planning strategy and determine whether or not you need to fine-tune the plan – based on your long-term investment objectives, time frame, and risk tolerance. We know how important your financial future is to you, so we thank you for putting your trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2012

Stock markets climb despite ongoing uncertainty

In 2012, optimistic investors overcame concerns about the sovereign debt crisis in Europe, slow growth in China, and an improving, but still unsteady, economy here at home to drive stock markets across the globe to solid advances. Investors also contended with game-changing questions in 2012, including who would win the U.S. Presidential and key congressional races and whether or not the uncertainty over the impending “fiscal cliff” would be resolved. (“Fiscal cliff” is the adopted term for a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) The U.S. Federal Reserve (the “Fed”) and other central banks from around the world helped calm occasionally jittery markets by implementing actions intended to stimulate their respective economies, and key interest rates continued to remain near historical lows. Additionally, U.S. manufacturing, employment, gross domestic product (“GDP”), and housing statistics told a story of an economy unsure of its strength at times, but still indicated continued improvement overall for the year.

The price of oil gyrated up and down throughout much of 2012, going from around $103 per barrel in early January, to a low of nearly $78 in late June, before closing the year at $92. Gasoline prices mainly moved in a similar fashion, with consumers getting some relief at the pumps during the early summer of 2012 in between bouts with much higher prices overall – and prices that once again began to escalate as 2013 approached. Gold started the period at around $1,616 per ounce and fluctuated over the 12 months, peaking at $1,781 on October 5. The price of the precious metal ended the year at $1,675.

The Fed continued to keep interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25% – the level the rate has occupied since December 2008 – in an ongoing attempt to stimulate the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The central bank confirmed its commitment to keeping interest rates low, stating in its Federal Open Market Committee meeting notes in April 2012 that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced its extension of Operation Twist (the stimulus program under which the Fed has been aiming to boost economic growth by causing long-term interest rates to decline by selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms) through the end of 2012. In September, Chairman Ben Bernanke announced the Fed’s decision to launch a third round of quantitative easing, or QE3, which involves the central bank’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.

Market performance

Equities rewarded investors for the year ended December 31, 2012, with foreign stocks outpacing most U.S. counterparts. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, advanced 18.22%, and the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, gained 17.32% for the year. Technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) was the leader among domestic broad-market indexes and rose an impressive 17.45%. The small-cap Russell 2000® Index and large-cap S&P 500® Index (the “S&P 500”) picked up 16.35% and 16.00%, respectively. The blue-chip Dow Jones Industrial AverageSM (the “Dow”) lagged other U.S. stock indexes, but still posted a double-digit advance, rising 10.24%.

Bonds generally underperformed equities by a wide margin during the 12 months. One exception was the Barclays U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.81%, as investors sought higher returns relative to other bonds. Conversely, the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained only 4.21%. The environment of low interest rates continued to take its toll, with shorter-term debt investments struggling to stay in positive territory. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.51%; and Treasury bills advanced only slightly, as measured by the Citigroup 3-Month Treasury Bill Index, which gained a mere 0.07%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

First quarter: Stocks outperform bonds to start the year

U.S. and foreign stocks rose solidly in the first quarter of 2012, with share prices grounding out steady gains punctuated by brief and shallow corrections. Bonds underperformed stocks across the board. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) By the end of the month, however, yields had retraced about half of their advance.

The Commerce Department reported in the first quarter that private-sector spending and private investment helped boost the U.S. economy to a 2.8% annualized expansion in the fourth quarter of 2011. The economy typically expands by more than 3% annually during an economic recovery, which is the pace that economists consider necessary to bring down unemployment. Housing had its ups and downs: In January 2012, the Commerce Department reported that sales of new homes had unexpectedly dropped in the previous month. In February 2012, however, reports indicated that big price reductions in the U.S. real estate market had given a lift to existing home sales, which rose 4.3% in January.

In Europe, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria in January on concerns over high debt levels and those countries’ significant need to refinance debt in 2013. Greece’s fiscal situation brightened in March, as significant progress in that country’s negotiations with its private-sector creditors cleared the way for a second €130 billion bailout for the debt-strapped nation from the European Union (“EU”) and the International Monetary Fund. Also in March, Chinese Premier Wen Jiabao cut the country’s 2012 target growth rate to 7.5% – China’s lowest growth target in eight years.

Second quarter: bonds outpace stocks as worries over Europe re-emerge

The U.S. stock market had a challenging second quarter in 2012, with all widely followed market indexes suffering single-digit losses. The European debt crisis, which had receded as a major source of concern for investors in the first quarter, worsened once again. Consequently, foreign stocks trailed their U.S. counterparts. On the positive side, equities trimmed their losses from their early June lows and jumped about 2% on the final day of the quarter on news of a “breakthrough” deal at the two-day summit of EU leaders. In the bond market, the yield of U.S. Treasury securities plummeted and prices soared amid investors’ decreasing appetite for risk. At quarter-end, the yield of the bellwether 10-year Treasury note stood near its all-time low. Longer-dated Treasuries were standout performers, while TIPS (Treasury Inflation-Protected Securities) also did well. Within the corporate sector, investment-grade bonds generally fared better than high-yield debt. Employment trends downshifted during April, and payroll growth slowed in the second quarter. Corporate earnings were mainly positive, but manufacturing was down.

Prices on Spanish and Italian debt fell during the second quarter, after rallying earlier in the year in response to the European Central Bank’s (“ECB”) Long-Term Refinancing Operations lending facility. Spanish and Italian banks were reported to have tapped a direct lending line from the ECB. In addition, concern began building around the prospect of Greece leaving the euro zone. Later in the quarter, there was a positive reaction to the election of a pro-austerity government in Greece. Here in the U.S., the Supreme Court voted 5 to 4 in June to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

Third quarter: Stocks on top; central banks come to the rescue

Popular stock indexes in the U.S. posted solid gains in the third quarter of 2012, as some of the globe’s most powerful central bankers decided it was time to take action once again. In July, ECB President Mario Draghi stated he would do “whatever it takes” to preserve the euro, and the ECB supported that statement with a new bond-buying program in September. About a week later, Fed Chairman Ben Bernanke announced the launch of QE3. Around the same time, the Bank of Japan followed suit, announcing plans to ramp up its bond-buying program. Foreign equity markets modestly outperformed their domestic counterparts for the quarter, primarily due to a weaker U.S. dollar.

Bonds trailed equities in the third quarter of 2012, as Treasury yields fluctuated, but finished September with minimal change. Conversely, corporate bonds, including high-yield debt, did well, but lost some momentum late in the quarter. Manufacturing showed some expansion as the quarter came to an end, but export orders remained under pressure, reflecting mainly weak global markets. Continued improvement in the unemployment rate as the period ended seemed at odds with data about jobless claims. Housing finished the quarter strongly.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Fourth quarter: Stocks mixed; U.S. re-elects President Obama

U.S. stocks turned in a mixed performance for the fourth quarter of 2012, with the most widely followed indexes (the S&P 500, the NASDAQ, and the Dow) declining while small- and mid-cap stock benchmarks advanced. Foreign stocks from developed and emerging markets rose solidly. Bonds were mainly flat, with the exception of high-yield issues, which outperformed most U.S. stock indexes. There was considerable volatility during the period. Stocks declined immediately after the November elections – which included the re-election of President Obama along with Republicans and Democrats maintaining their majorities in the House and Senate, respectively – but negative sentiment persisted for only a brief time, as the market recovered much of its loss by the end of the month. In December, share prices advanced irregularly for much of the month before falling back later on investor concerns that time was running out for lawmakers to reach an agreement to avoid the approaching fiscal cliff. The final day of the year saw all of the major stock indexes turn in healthy advances amid rumors of an impending agreement. In a last-ditch effort, legislators finally struck a deal on New Year’s Day that addresses many tax issues but leaves other questions unresolved.

The November jobs report, released in the first week of December, was surprisingly positive – at least at the headline level. The unemployment rate declined to 7.7% from 7.9% due to lower job market participation, and many more jobs were created than had been forecasted. Third-quarter U.S. GDP, a measure of all final goods and services produced in the nation, underwent an upward revision in December – from 2.7% to 3.1% – and both figures were considerable improvements over the 1.3% rate of expansion posted in the second quarter of 2012. The fourth quarter brought signs of stabilization in the economies of key emerging markets such as China, which had been experiencing slowing economic growth for most of the year. In contrast, much of Europe remained in a recession along with Japan as the year drew to a close.

As 2013 got underway, investors had plenty to occupy their attention, including ongoing economic concerns in Europe and the Far East as well as the still-unresolved aspects of the fiscal cliff here at home. The U.S. will hog the spotlight in the near future as key battles remain in Washington, such as those that focus on the debt ceiling, upcoming spending cuts, and tax and entitlement reform, which many see as key to long-term federal deficit reduction and economic strength. We expect investors will pay attention to these developments and numerous others, as they search for indications about what may lie ahead for the world’s financial markets.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 18.31%, outpacing the 15.26% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also outperformed the 16.00% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For 2012, sector weighting and stock selection were the two factors that contributed the most to the Fund’s performance. With respect to sectors, information technology, consumer staples, energy, and financials were the standouts. Conversely, health care and industrials and business services were the greatest detractors.

Information technology was by far the leading outperformer, powered by stock selection within the sector. The Fund’s shares of information technology giant Apple were up sharply on continued strength in demand for its products. The company experienced strong sales of its iPad Mini following the new tablet’s release in October 2012 and recently began selling the iPhone in China. Shares of online vendor eBay, another Fund holding, rose substantially, led by growth in popularity of its PayPal electronic payment service as well as increased popularity among smartphone users. An increase in consumer spending benefited global payment networks Visa and MasterCard, as both of these Fund holdings continued to benefit from consumers outside of the U.S., who increasingly favor credit cards over cash. Similarly, the Fund’s investment in Tencent Holdings paid off. Tencent Holdings is China’s largest Internet company by revenue. The company’s shares appreciated on continuing increases in mobile data traffic, particularly in gaming and advertising. Consumer staples outperformed due to the Fund’s significantly underweight position, relative to the benchmark, as investors favored cyclical stocks over defensive sectors. Energy outperformed, as a beneficial overweight position in the sector offset negative stock selection. Finally, financials was a standout due to the Fund’s overweight position and favorable stock selection in that sector.

Hampering the Fund’s performance for the year was the health care sector, which detracted due to less-than-favorable stock selection and the Fund’s underweight allocation to this strong-performing sector. Fund holding Cardinal Health, maker of generic pharmaceuticals and medical instruments for hospitals, faced significant commodity price challenges from its medical/surgical distribution segment. Investors sold off shares of another Fund holding, biotechnology firm Celgene, in June after the company pulled its European Union application for approval of expanded use of its cancer drug, REVLIMID.®

The industrials and business services sectors detracted due to stock selection and unfavorable overweight positioning. Demand for consulting services of IHS, a Fund holding that serves corporations looking for insight into factors that affect business decisions – such as commodities, industry forecasting, pricing, and cost – declined as many clients cut their spending amid economic uncertainty. IHS did, however, show some growth in its subscription revenues.

Subadviser outlook

Now that the first phase of a plan to deal with the U.S. fiscal problems is behind us, we are reasonably optimistic that the policymakers in Washington will come up with some sort of a compromise on the spending side of the equation. We believe the U.S. economy is likely to grow between 2% and 3% in 2013 and are encouraged by positive trends in the housing industry and the declining unemployment rate. In our view, the main impediments to global growth remain – an economic slowdown in China and ongoing sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence. The Fund remains focused on stocks that we believe can do reasonably well under any conditions.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/12

Apple, Inc.	8.5%
Google, Inc. Class A	4.9%
Amazon.com, Inc.	4.3%
Danaher Corp.	3.1%
MasterCard, Inc. Class A	3.0%
Priceline.com, Inc.	2.7%
American Tower Corp.	2.3%
QUALCOMM, Inc.	2.1%
Union Pacific Corp.	1.9%
eBay, Inc.	1.9%

34.7%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/12

Communications	21.8%
Consumer, Non-cyclical	16.6%
Consumer, Cyclical	15.5%
Technology	15.0%
Industrial	12.1%
Financial	8.7%
Energy	4.7%
Basic Materials	4.6%
Mutual Funds	0.0%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 5/1/06 - 12/31/12
Initial Class	18.31%	2.68%	4.76%
Russell 1000 Growth Index*	15.26%	3.12%	4.96%
S&P 500 Index	16.00%	1.66%	3.48%

Hypothetical Investments in MML Blue Chip Growth Fund Service Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	17.99%	5.27%
Russell 1000 Growth Index*	15.26%	5.72%
S&P 500 Index	16.00%	4.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in the common stocks of established companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Fund’s subadviser currently considers well-established companies to mean companies that it considers to be seasoned companies with relatively long operating histories. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 17.32%, outpacing the 16.00% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund trailed the 17.51% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2012, stock selection contributed to the Fund’s performance, relative to the benchmark, while sector weightings detracted. The industrials and business services, consumer discretionary, and materials sectors benefited performance. The most significant detractors were the telecommunication services, utilities, and energy sectors.

Stock selection and an overweight position, relative to the benchmark, in the industrials and business services sector contributed to performance, as Fund holding USG, a diversified building products company, rose on improvements in the housing market. Shares of Fund holding Cooper Industries rose after diversified power products manufacturer Eaton announced it would acquire the electrical products company at a premium. We sold Cooper from the Fund’s portfolio once the deal closed in the fourth quarter. An overweight position in the benchmark’s strongest-performing sector, consumer discretionary, also boosted the Fund’s full-year results. Finally, the materials sector contributed due to stock selection. Fund holding International Paper continued to benefit from its acquisition of Temple-Inland, a building products company, which should help drive 2013 earnings growth. The share price of Fund holding Vulcan Materials rose on rumors that competitor Martin Marietta Materials would renew its bid for this leading producer of construction materials during the third quarter of 2012.

At the other end of the spectrum, the telecommunication services sector detracted from the Fund’s relative returns due to stock selection and the Fund’s overweight position in this sector. Revenues at Fund holding Telefonica, Europe’s largest integrated telecommunications operator, declined due largely to economic problems in Spain. Stock selection in the utilities sector also detracted from relative returns. In the energy sector, Fund holdings Exelon and Entergy suffered when low natural gas prices more than offset improvements in the supply and demand balance for power and resulted in lower power prices and lower earnings power for coal and nuclear power producers. During the fourth quarter, Exelon announced it may lower its dividend unless power prices increase soon.

Subadviser outlook

We are reasonably optimistic that the policymakers in Washington will come up with a compromise on government spending. We believe the U.S. economy is likely to grow in the range of 2% to 3% in 2013. We are encouraged by positive trends in housing industry and unemployment. Conversely, in our view, the main impediments to global growth remain the same as in 2012, including an economic slowdown in China and sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence. We remain focused on stocks that we believe can do reasonably well under any conditions.

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/12

General Electric Co.	2.7%
JP Morgan Chase & Co.	2.6%
Chevron Corp.	2.4%
Exxon Mobil Corp.	2.2%
Wells Fargo & Co.	1.9%
AT&T, Inc.	1.8%
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	1.7%
U.S. Bancorp	1.6%
American Express Co.	1.5%
International Paper Co.	1.4%

19.8%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/12

Financial	19.4%
Industrial	16.0%
Energy	14.2%
Communications	11.3%
Consumer, Non-cyclical	10.9%
Consumer, Cyclical	7.3%
Utilities	5.6%
Basic Materials	5.6%
Technology	5.2%
Mutual Funds	0.0%

Total Long-Term Investments	95.5%
Short-Term Investments and Other Assets and Liabilities	4.5%

Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 5/1/06 - 12/31/12
Initial Class	17.32%	1.46%	3.16%
S&P 500 Index*	16.00%	1.66%	3.48%
Russell 1000 Value Index	17.51%	0.59%	2.21%

Hypothetical Investments in MML Equity Income Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	17.06%	4.14%
S&P 500 Index*	16.00%	4.59%
Russell 1000 Value Index	17.51%	3.79%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class I shares returned 15.47%, underperforming the 16.00% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

During 2012, large-cap U.S. equities slightly underperformed developed equities outside of the United States. Financials and consumer discretionary were the two strongest-performing sectors within the Index for the year – each of which had a double-digit return. On the other hand, utilities and energy finished in positive territory, but were the two weakest sectors for the year.

2012 got off to a strong start for U.S. equities, as positive economic data reports and healthy developments in Europe’s sovereign debt crisis increased investors’ appetite for risk. The Federal Reserve’s decision to keep interest rates low helped drive a strong surge in U.S. equity indexes.

Fear over Spain’s debt crisis weighed on the market mid-year, but central bank intervention worldwide helped restart the upward trend in U.S. equities. Nevertheless, domestic stocks fell behind international developed equities during the fourth quarter of 2012, narrowing the disparity in their returns for the year, as “fiscal cliff” fears and uncertainty over the upcoming U.S. Presidential election led to a sharp October selloff in stock markets in the U.S. Economists nationwide cut U.S. growth expectations for 2013 during this time, and fear mounted that the U.S. economy might contract into another recession if congressional representatives on both sides of the aisle were unable to reach a bargain in enough time to avert going over the cliff. However, U.S. equities improved overall in November and December, as the domestic economic picture brightened. Indeed, housing sales, prices, and new construction activity showed tangible improvement in a sector of the economy that had long been dormant. Additionally, the Institute for Supply Management’s (ISM) expectations for capital expenditures by purchasing executives increased from 3.5% in 2012 to 7% to 8% in 2013.

Subadviser outlook

While a congressional bargain that extends the Bush era tax cuts for 98% of Americans did come to pass on January 1, 2013, the lack of a more comprehensive bargain to deal with spending cuts means that the federal budget will continue to be a hot issue in 2013. Market volatility will likely continue to follow budget negotiation news out of Capitol Hill, but our view is that improvements in housing and strong corporate balance sheets are likely to lead to growth in U.S. equities, provided congressional leaders can come to an agreement.

*“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500,” and “S&P 500” are trademarks of Standard & Poor’s Financial Services, LLC (“S&P” or “Standard & Poor’s”) and have been licensed for use by MassMutual. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/12

Apple, Inc.	3.8%
Exxon Mobil Corp.	3.0%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
Microsoft Corp.	1.5%
Johnson & Johnson	1.5%
AT&T, Inc.	1.5%
Google, Inc. Class A	1.4%
The Procter & Gamble Co.	1.4%

19.0%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	21.5%
Financial	14.9%
Technology	12.7%
Communications	11.8%
Energy	10.6%
Industrial	10.0%
Consumer, Cyclical	8.9%
Basic Materials	3.6%
Utilities	3.4%
Diversified	0.0%

Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%

Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I, Class II, Class III, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class I	15.47%	1.26%	6.67%
Class II	15.69%	1.43%	6.85%
Class III	15.87%	1.57%	6.99%
S&P 500 Index	16.00%	1.66%	7.10%

Hypothetical Investments in MML Equity Index Fund Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class I	15.21%	3.92%
S&P 500 Index	16.00%	4.59%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class II shares returned 20.61%, significantly outperforming the 16.42% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection and sector weightings both added overall relative value to the Fund’s performance for 2012. Consumer discretionary, financials, and industrials sector holdings and a lack of exposure to consumer staples stocks contributed the most to the Fund’s performance, relative to the benchmark, for the year. Fund holdings in the energy and technology sectors were the main detractors from relative performance. The best-performing individual securities were Cabela’s (a retailer of hunting, fishing, camping, and other outdoor recreation merchandise in the consumer discretionary sector); payment technology company Visa (in the financials sector); and Fortune Brands Home & Security, a manufacturer of home fixtures and hardware in the industrials sector. Conversely, energy holding Ultra Petroleum, technology company Intel, and jeweler Tiffany & Co. were all Fund holdings that detracted from 2012 full-year results.

From a Fund positioning standpoint, we purchased Delphi Automotive, Fifth & Pacific (formerly Liz Claiborne Inc.), and Tiffany & Co. in the consumer discretionary sector – and sold Cabela’s. In the financials sector, we added insurance and financial services giants American International Group and JPMorgan Chase and sold credit card company Discover Financial. We also eliminated the Fund’s position in Ultra Petroleum – as well as the Fund’s only utility company, Calpine. Finally, we sold the Fund’s holdings in machinery and engine manufacturer Caterpillar, Fortune Brands Home & Security, and human resource consulting firm Robert Half International. During the year, in addition to consumer staples, the Fund did not have any exposure to the health care, materials, or telecommunications sectors.

Subadviser outlook

Our own analysis of the year’s political battles was too hopeful. In hindsight, we mistakenly applied too much “rationality” in assessing the likelihood of real political compromise on the important fiscal challenges. Even though a last-minute agreement was reached, we believe there may be more late-night brinksmanship in the coming months. Our New Year’s resolution is to think even less about near-term politics, and focus more on the elements that we know drive investment returns: finding strong businesses with robust and growing intrinsic values, shareholder-oriented management teams, and attractive price discounts.

Our fundamental view has not changed, so we believe a continuation of solid corporate performance is likely. Balance sheets, cost control, and prodigious free cash flow imply rising returns for shareholders. Additional positives, in our view, include a more certain recovery in housing markets and the benefits of new, low-cost, domestic energy resources. Stock prices already reflect some of this good news, but the cautious positioning of most investors has kept valuations very reasonable and helped reduce the market risk from negative surprises or disappointments. We continue to believe the short-term risks are overblown, and that the scarcity of true, long-term capital in the equity market creates a favorable environment for investors.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/12

Delphi Automotive PLC	6.2%
CarMax, Inc.	5.6%
Penn National Gaming, Inc.	5.5%
Intel Corp.	5.5%
Wells Fargo & Co.	5.1%
Applied Materials, Inc.	5.0%
Visa, Inc. Class A	5.0%
Franklin Resources, Inc.	5.0%
Starwood Hotels & Resorts Worldwide, Inc.	4.9%
Tiffany & Co.	4.8%

52.6%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Cyclical	35.7%
Financial	19.1%
Technology	13.8%
Energy	10.3%
Industrial	8.4%
Consumer, Non-cyclical	5.0%

Total Long-Term Investments	92.3%
Short-Term Investments and Other Assets and Liabilities	7.7%

Net Assets	100.0%

MML Focused Equity Fund Country Weightings (% of Net Assets) on 12/31/12

United States	81.4%
United Kingdom	6.2%
Panama	4.7%

Total Long-Term Investments	92.3%
Short-Term Investments and Other Assets and Liabilities	7.7%

Net Assets	100.0%

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Focused Equity Fund Class II and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 12/8/11 - 12/31/12
Class II	20.61%	19.74%
Russell 1000 Index	16.42%	15.03%

Hypothetical Investments in MML Focused Equity Fund Service Class I and the Russell 1000 Index.

TOTAL RETURN	Since Inception 5/1/12 - 12/31/12
Service Class I	4.68%
Russell 1000 Index	3.72%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, primarily common stocks, and, while there are no set percentage targets, the Fund invests primarily to predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion to a significant amount in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 19.06%, outpacing the 17.32% return of the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2012, stock selection in Asia and country weightings, especially an underweight position in Japan, relative to the benchmark, and allocation to off-benchmark South Korea, benefited the Fund’s performance. Stock selection in Europe, particularly in Germany and France, also contributed to the Fund’s full-year return.

From a sector perspective, the Fund’s relative performance benefited from stock selection in information technology, with major contributors including Fund holdings South Korean high-tech manufacturer and digital media provider Samsung Electronics (a stock not included in the benchmark) and German software solutions provider SAP. Stock selection in health care boosted relative performance, and German health care provider Rhoen-Klinikum, another out-of-benchmark Fund holding, was a notable contributor. Stock selection in financials also helped drive full-year results, and key Fund holdings that contributed included commercial banks Lloyds Banking Group (U.K.), BNP Paribas (France), DBS Group Holdings (Singapore), and ICICI Bank (India; a non-benchmark stock) – as well as insurers Munich Reinsurance Company (Germany) and Swiss Re (Switzerland). The Fund’s investment in French tire manufacturer and distributor Michelin also aided relative performance.

During the period, the U.S. dollar depreciated against most foreign currencies, which also helped the Fund’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell. In contrast, exposure to countries not included in the benchmark – specifically Brazil, China, and Canada – detracted from the Fund’s relative performance in 2012. Stock selection in Sweden, Spain, and Austria also weighed on relative results.

An overweight position and stock selection in the energy sector hindered the Fund’s relative performance for the year, with major detractors including Fund holdings Brazilian oil and natural gas company Petrobras Petroleo Brasileiro, Canadian oil and gas exploration and production company Talisman Energy (both non-benchmark stocks), and Dutch energy equipment services company SBM Offshore. An overweight position in the telecommunication services sector hurt relative results, and key detractors within that sector included the Fund’s investments in diversified telecommunication providers Telefonica (Spain), Telekom Austria, and China Telecom (a non-benchmark stock) – as well as U.K. wireless communications provider Vodafone Group. Stock selection in the consumer staples sector also weighed on relative performance. Finally, although the financials sector benefited performance overall, commercial bank UniCredit (Italy) hurt the Fund’s returns for the year.

Subadviser outlook

We believe the balance between risk and reward in the global financial system has changed dramatically in the past several years. As many governments intervened to stimulate their own economies, massive liabilities were transferred to the public sector. We feel this altered the risk profile of traditionally safe-haven assets and competitively devalued the world’s reserve currencies. Some ratings agencies have based downgrades at least partially on the inability of elected leaders to address these issues. In this environment of negative real interest rates and impaired government credibility, we believe equities are the best-positioned asset class to provide yield, inflation protection, and long-term appreciation potential. In our view, corporate fundamentals remain strong, and investors can still acquire stakes in productive enterprises at reasonable valuations. Furthermore, we believe that lower volatility and falling stock correlations are helping mitigate some broad factors that have influenced stocks in recent years, to the potential benefit of bottom-up stock-pickers.

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/12

Sanofi	2.7%
Samsung Electronics Co., Ltd.	2.6%
Telenor ASA	2.2%
BNP Paribas	2.0%
HSBC Holdings PLC	2.0%
Bayer AG	1.9%
DBS Group Holdings, Ltd.	1.9%
Roche Holding AG	1.9%
Lloyds Banking Group PLC	1.9%
Royal Dutch Shell PLC Class B	1.8%

20.9%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/12

Financial	24.2%
Communications	14.3%
Consumer, Non-cyclical	15.8%
Energy	10.8%
Industrial	10.6%
Consumer, Cyclical	8.4%
Technology	6.9%
Mutual Funds	5.2%
Basic Materials	4.4%
Utilities	1.7%
Diversified	0.7%

Total Long-Term Investments	103.0%
Short-Term Investments and Other Assets and Liabilities	(3.0)%

Net Assets	100.0%

MML Foreign Fund Country Weightings (% of Net Assets) on 12/31/12

United Kingdom	18.5%
Germany	12.7%
France	11.5%
Switzerland	10.1%
Netherlands	7.1%
Japan	5.8%
United States	5.2%
Republic of Korea	4.3%
Singapore	4.0%
Hong Kong	4.0%
Norway	3.8%
Italy	2.8%
Brazil	2.7%
Spain	2.5%
China	1.5%
Taiwan	1.4%
Sweden	1.3%
Ireland	1.2%
India	1.0%
Canada	0.9%
South Africa	0.4%
Austria	0.3%

Total Long-Term Investments	103.0%
Short-Term Investments and Other Assets and Liabilities	(3.0)%

Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 5/1/06 - 12/31/12
Initial Class	19.06%	-3.07%	1.16%
MSCI EAFE Index	17.32%	-3.69%	0.23%

Hypothetical Investments in MML Foreign Fund Service Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	18.74%	0.50%
MSCI EAFE Index	17.32%	0.11%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class II shares returned 13.14%, underperforming the 15.26% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The primary factor that hampered the Fund’s performance during 2012 was weak stock selection in the information technology, industrials, and materials sectors – although this was partially offset by stronger stock selection in the financials and energy sectors. Sector allocation, a result of our bottom-up, company-by-company stock selection process, contributed to the Fund’s relative results due to an overweight allocation, relative to the benchmark, to the strong-performing information technology sector and an underweight allocation to the underperforming consumer staples sector.

Top detractors from benchmark-relative returns included Fund holdings QLogic (information technology), Apollo Group (consumer discretionary), and Altera (information technology). Shares of QLogic, a designer and supplier of network infrastructure products, declined as the company posted disappointing earnings per share and declining operating cash flow. Private education provider Apollo Group saw its shares decline after management lowered operating profit and new enrollment forecasts; we subsequently eliminated the Fund’s position. Shares of Altera, a programmable logic semiconductor device manufacturer, underperformed, as investors feared that the company could lose market share to competitor Xilinx. Additionally, investors were concerned about the company’s exposure to Europe and China. The Fund continued to hold the stock, as we believe these fears are overblown and the company remains well positioned for future growth.

Top contributors to benchmark-relative returns included Fund holdings Bank of America (financials), eBay (information technology), and Gilead (health care). We established a new position for the Fund in Bank of America during the year and the stock subsequently rose, partially because the recovery in the U.S. housing market helped mitigate the risk of further deterioration in the company’s real estate-related assets. The Fund continued to own the stock. The Fund also continued to hold eBay, a U.S.-based provider of online marketplaces and payment solutions, which saw its share price climb higher after the company posted better-than-expected revenue and earnings due to strength in its marketplace segment and PayPal, an eBay-owned firm that facilitates online payments and money transfers. Shares of Gilead, a U.S.-based biopharmaceutical company, outperformed as the firm’s results exceeded expectations on strong antiviral product sales and investors reacted positively to the firm’s plans for developing its Hepatitis C franchise. The Fund continued to own the stock. Other notable Fund holdings that contributed to the Fund’s benchmark-relative returns included Intel (information technology), a stock included in the benchmark that the Fund did not hold, which declined during the reporting period.

Subadviser outlook

From a sector perspective, we have increased the Fund’s health care exposure, which, as of December 31, 2012, was the Fund’s largest overweight position. The Fund also held an overweight stake in the information technology and energy sectors as of year-end due to our positive outlook for many companies in those sectors.

While the Fund continued to hold an underweight position, we have increased the Fund’s exposure to the financials sector in recent months. U.S. home prices are now rising year-over-year for the first time in several years and our view is that the large mortgage divisions of the Fund’s bank holdings are likely to prosper in such an environment.

The industrials sector ended the year as the Fund’s largest underweight position. While valuations appear attractive for several stocks in this sector, we believe that overall quality is deteriorating for many of these firms. End-user demand is slowing in some key markets (such as China, India, and Europe) and the returns on capital appear to be poised for contraction, in our view.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/12

Apple, Inc.	5.6%
Cisco Systems, Inc.	5.0%
Microsoft Corp.	2.9%
Verizon Communications, Inc.	2.6%
Google, Inc. Class A	2.5%
Philip Morris International, Inc.	2.4%
The Coca-Cola Co.	2.4%
Wal-Mart Stores, Inc.	2.4%
International Business Machines Corp.	2.3%
Oracle Corp.	2.2%

30.3%

MML Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	23.8%
Communications	20.5%
Technology	19.6%
Consumer, Cyclical	13.1%
Industrial	6.8%
Energy	4.7%
Financial	3.7%
Basic Materials	3.7%

Total Long-Term Investments	95.9%
Short-Term Investments and Other Assets and Liabilities	4.1%

Net Assets	100.0%

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Growth Fund Class II and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 12/8/11 - 12/31/12
Class II	13.14%	11.75%
Russell 1000 Growth Index	15.26%	13.28%

Hypothetical Investments in MML Fundamental Growth Fund Service Class I and the Russell 1000 Growth Index.

TOTAL RETURN	Since Inception 5/1/12 - 12/31/12
Service Class I	-2.32%
Russell 1000 Growth Index	0.65%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class II shares returned 16.31%, underperforming the 17.51% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed its benchmark during 2012 primarily due to weak stock selection in the financials and consumer discretionary sectors – although this was partially offset by positive stock selection in the industrials and health care sectors. Sector positioning, a result of our bottom-up, company-by-company stock selection process, also detracted due to an overweight allocation, relative to the benchmark, to the underperforming information technology sector and an underweight position in the strong-performing financials sector.

Top detractors from benchmark-relative performance included Fund holdings Intel (information technology), Occidental Petroleum (energy), and Kohl’s (consumer discretionary). Shares of Intel, a leading manufacturer of semiconductor chips, declined after the company lowered its revenue outlook, citing sluggish demand for its product. Shares of Occidental Petroleum – an exploration and production company with attractive acreage positions in California, West Texas, and the Middle East – declined amid lingering concerns over the cost of production in California. U.S.-based department store retailer Kohl’s declined, as the company struggled due to weak unit inventory levels, which hurt same-store sales figures. The Fund continued to own all three of these stocks. Other notable detractors included Bank of America in the financials sector. This was a stock the Fund held briefly, but the Fund’s underweight position in this issue strongly detracted on a relative basis, as the stock rose sharply.

Among the top contributors to benchmark-relative returns were Fund holdings Comcast (consumer discretionary), Ingersoll-Rand (industrials), and Home Depot (consumer discretionary). Shares of Comcast, the largest U.S. cable communications company and new owner of NBC Universal, moved higher after the company posted strong earnings and announced a 44% increase in its dividend in tandem with a significant share buyback. Ingersoll-Rand provides industrial machinery, climate control systems, and security products. Shares of this company outperformed during the period after residential markets strengthened and the firm beat consensus earnings estimates. Shares of Home Depot, a leading home improvement retailer, outperformed after the company posted solid earnings and management raised earnings-per-share guidance. Other notable contributors to benchmark-relative performance included Procter & Gamble (consumer staples), a weak-performing stock included in the benchmark that the Fund did not hold.

Subadviser outlook

As 2013 began, the Fund’s largest overweight positions were in the consumer discretionary and information technology sectors, with its largest underweight stakes being in the utilities and energy sectors. We believe slow but steady growth in the U.S., as measured by GDP (Gross Domestic Product), is likely to be somewhere around 2.5% this year. A last-minute deal averted a full dive off the fiscal cliff on New Year’s Day 2013; however, the temporary payroll tax cut of the past two years was allowed to expire, which essentially raised payroll taxes by 2% for most Americans on January 1, 2013. In our view, housing and employment are likely to continue to improve, and corporate earnings have the potential to see moderate growth in 2013. Households have enjoyed a nice boost to their net worth in recent years, which may help cushion the negative impact of higher taxation. Household formation is still going strong in the U.S., and housing starts have just started to improve. It appears that interest rates are slowly creeping higher, which, in our view, is a sign that the economy is improving. We remain cautiously optimistic and believe that the U.S. will be able to avoid a recession in 2013.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/12

JP Morgan Chase & Co.	3.8%
Wells Fargo & Co.	3.4%
Chevron Corp.	3.4%
Cisco Systems, Inc.	2.7%
Merck & Co., Inc.	2.3%
Exxon Mobil Corp.	2.3%
AT&T, Inc.	2.2%
ACE Ltd.	2.2%
PNC Financial Services Group, Inc.	2.1%
General Electric Co.	2.1%

26.5%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/12

Financial	24.1%
Consumer, Non-cyclical	17.5%
Energy	12.9%
Industrial	10.5%
Consumer, Cyclical	9.6%
Communications	8.6%
Technology	6.0%
Basic Materials	5.3%
Utilities	2.9%

Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%

Net Assets	100.0%

MML Fundamental Value Fund Country Weightings (% of Net Assets) on 12/31/12

United States	84.2%
Switzerland	6.0%
Ireland	3.5%
Belgium	1.0%
Canada	1.0%
United Kingdom	0.9%
Israel	0.8%

Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%

Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Value Fund Class II and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/10/10 - 12/31/12
Class II	16.31%	10.72%
Russell 1000 Value Index	17.51%	12.12%

Hypothetical Investments in MML Fundamental Value Fund Service Class I and the Russell 1000 Value Index.

TOTAL RETURN	Since Inception 5/1/12 - 12/31/12
Service Class I	3.90%
Russell 1000 Value Index	6.84%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. Equity securities may include common stocks, depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class I shares returned 23.69%, significantly outpacing the 15.83% return of the Morgan Stanley Capital International (MSCI®) World Index (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s stock selection in the consumer staples sector contributed to performance, relative to the benchmark, for 2012. Overweight positions in Dutch brewer Heineken International, U.K.-based alcoholic beverage producer Diageo, and Swedish pulp and paper manufacturer and consumer goods company Svenska Cellulosa aided relative results, as all three of these Fund holdings significantly outpaced the benchmark during the reporting period. The Fund’s underweight positioning, relative to the benchmark, in both the energy and utilities/communications sectors was also beneficial. No individual securities within either of these sectors were among the Fund’s top relative contributors for the year.

Fund holdings in other sectors that boosted relative results included German health care product manufacturer Bayer, global payment technologies company Visa, media conglomerate Walt Disney, life sciences company Thermo Fisher Scientific, paint and coatings manufacturer Sherwin-Williams, South Korean microchip and electronics manufacturer Samsung Electronics (which is not included in the benchmark), and Swiss luxury goods company Richemont.

The Fund’s relative currency exposure was another contributor to relative performance during the year and resulted primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies.

Detracting from the Fund’s relative performance during the year was its underweight position in the strong financial services sector. With respect to specific Fund holdings, Swiss wealth management firm Julius Baer hindered relative results and lagged the benchmark during the year. The Fund’s investments in Japan printer and computer peripherals manufacturer Canon; oil and gas exploration company INPEX (Japan); ground delivery service company United Parcel Service; Japanese imaging, health care, and medical products manufacturer HOYA; and French food and beverage producer Danone were among the Fund’s top relative detractors for the year.

Specific benchmark stocks that the Fund did not invest in also detracted from the Fund’s relative results for the year, including strong-performing financial services firms Bank of America and U.K.-based bank HSBC. Similarly, the Fund’s failure to invest in shares of computer and personal electronics giant Apple hurt relative performance, as the stock outpaced the benchmark during the reporting period.

Finally, the Fund’s cash and/or cash equivalents position also held back relative performance. We strive to keep the Fund fully invested, typically only maintaining a cash position to buy new holdings and provide liquidity. However, in 2012, a period when equity markets rose, holding any amount of cash hurt the Fund’s relative performance, since the benchmark has no cash position.

Subadviser outlook

The Fund’s investment strategy is focused on high-quality companies with sustainable, above-average growth and returns whose prospects are not reflected in their valuation. Consequently, as 2013 began, the Fund had maintained overweight positions in a

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

number of consumer staples and media companies, which we believe have strong brands and diverse geographical footprints that may enable them to grow at above-average rates, as well as strong balance sheets, good cash flow generation, and attractive valuations. The Fund maintains an underweight stake in companies that are sensitive to energy and commodity prices, including most integrated energy companies that are facing declining reserves and increasing costs – and the Fund does not own any metals/ mining companies. Finally, the Fund’s continued underweight position in the financials sector is driven by our belief that most developed market commercial banks and insurance companies likely will not grow faster than global gross domestic product (GDP) through a full cycle. However, we have conviction in financial companies with significant exposure to emerging markets, as well as leading companies in global investment servicing and electronic payments.

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/12

Linde AG	3.0%
Nestle SA	2.9%
The Walt Disney Co.	2.6%
Heineken NV	2.6%
Diageo PLC	2.5%
Reckitt Benckiser Group PLC	2.5%
Honeywell International, Inc.	2.1%
Bayer AG	2.1%
Visa, Inc. Class A	2.0%
Oracle Corp.	2.0%

24.3%

MML Global Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	29.1%
Industrial	16.8%
Financial	13.0%
Basic Materials	9.7%
Consumer, Cyclical	9.4%
Technology	8.4%
Communications	6.4%
Energy	2.9%
Diversified	2.0%
Mutual Funds	1.9%
Utilities	0.3%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MML Global Fund Country Weightings (% of Net Assets) on 12/31/12

United States	43.9%
United Kingdom	11.2%
Switzerland	8.8%
France	8.8%
Germany	7.7%
Netherlands	4.1%
Japan	3.4%
Ireland	1.9%
Canada	1.7%
Sweden	1.6%
Netherlands Antilles	1.3%
Republic of Korea	1.0%
Brazil	0.9%
Denmark	0.8%
India	0.6%
Austria	0.6%
Czech Republic	0.5%
Israel	0.4%
Bermuda	0.4%
Spain	0.3%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, and the MSCI World Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 5/1/06 - 12/31/12
Class I	23.69%	-0.16%	1.32%
Class II	23.79%	0.04%	1.51%
MSCI World Index	15.83%	-1.18%	1.76%

Hypothetical Investments in MML Global Fund Service Class I and the MSCI World Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class I	23.35%	3.55%
MSCI World Index	15.83%	2.08%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 19.49%, outperforming the 16.00% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For 2012, stock selection in the financial services, health care, and consumer staples sectors contributed to the Fund’s performance, relative to the benchmark. On a stock-specific basis, in the financial services sector, the Fund’s positions in investment banking firms Goldman Sachs and JPMorgan, and payments technology company Visa, benefited relative performance, as all three stocks outperformed the benchmark. In the health care sector, holding shares of strong-performing biotechnology firm Gilead Sciences and life sciences supply company Thermo Fisher Scientific also supported the Fund’s relative results. In the consumer staples sector, Fund holding Dutch brewer Heineken, which is not included in the benchmark, contributed to relative performance.

A combination of strong stock selection and an overweight position, relative to the benchmark, in the automobile and housing sectors also contributed for the year. The Fund’s investments in paint and coatings manufacturer Sherwin-Williams benefited relative performance, as the stock posted strong results for the year. Stock selection in the technology sector also helped relative results. Specifically, the Fund’s avoidance of semiconductor company Intel and computer products and services provider Hewlett-Packard supported relative performance, as both stocks underperformed the benchmark for the year. Finally, Fund holding Walt Disney, the strong-performing entertainment and media conglomerate, boosted the Fund’s full-year relative performance.

Conversely, stock selection in the retailing sector, where the Fund’s position in discount department store Kohl’s posted losses, weighed down Fund performance. In addition, the Fund’s failure to invest in strong-performing home improvement company Home Depot and Internet retailer Amazon.com held back relative returns.

Stocks in other sectors that hampered relative performance included the Fund’s holdings of semiconductor company Microchip Technology, oil and gas exploration and production company Occidental Petroleum, and Israeli-headquartered security software provider Check Point Software Technologies, which is not a member of the benchmark. Not holding financial services firm Citigroup and online auctioneer eBay also negatively impacted relative returns, as both stocks generated strong performance relative to the benchmark. Additionally, the timing of the Fund’s ownership of shares of pharmaceutical and medical products maker Abbott Laboratories weighed on relative results, as the company’s shares rose after the Fund had eliminated it from the portfolio.

Subadviser outlook

Policymakers in the United States managed to put together a deal to avoid the fiscal cliff, investors seem to have confidence in the current environment, and flows into equities have strengthened. Over the next several months, we believe equities will come under some short-term pressure from continued policy uncertainty in the United States; however, we expect this pressure may create an opportunity to incrementally add to equities. In our view, the economic picture for 2013 looks slightly better than it did last year and the investing environment contains many compelling opportunities.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Looking at current positioning, we have maintained the Fund’s overweight positions in a number of consumer staples companies – specifically those in the alcoholic beverages and consumer products market segments. This represented, as of year-end, the Fund’s largest sector overweight. Elsewhere, medical equipment was the Fund’s largest industry overweight, but the Fund also held an overweight stake in financial services, particularly select asset managers, payment processing companies, and major banks. The Fund held an overweight allocation to the aerospace and defense industry. Conversely, the Fund continued to have no exposure to real estate investment trusts (REITs) – which we believe continued to look expensive – and to life insurance companies. In addition, the Fund held an underweight position in telephone services companies. Finally, the Fund had no exposure to machinery and tools companies as we entered 2013.

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/12

Apple, Inc.	3.8%
Danaher Corp.	2.7%
JP Morgan Chase & Co.	2.6%
Pfizer, Inc.	2.5%
Exxon Mobil Corp.	2.4%
Johnson & Johnson	2.3%
The Walt Disney Co.	2.2%
Google, Inc. Class A	2.1%
EMC Corp.	2.0%
Oracle Corp.	1.8%

24.4%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	24.8%
Financial	15.7%
Technology	14.0%
Industrial	12.9%
Energy	10.4%
Consumer, Cyclical	7.6%
Communications	6.4%
Basic Materials	3.2%
Utilities	3.1%
Diversified	1.1%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 5/1/06 - 12/31/12
Initial Class	19.49%	0.00%	0.59%
S&P 500 Index	16.00%	1.66%	3.48%

Hypothetical Investments in MML Growth & Income Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	19.32%	2.79%
S&P 500 Index	16.00%	4.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of dividend paying companies that the Fund’s subadviser believes will both increase in value over the long term and provide current income. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 11.96%, underperforming the 16.00% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also trailed the 17.51% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The largest detractor from relative performance during 2012 came from a combination of stock selection and a large underweight position in the financials sector, followed by weak stock selection within industrials. A combination of overweight positions and security selection in both materials and telecommunications also weighed on relative returns for the year, as did stock selection in consumer discretionary, consumer staples, and information technology. An overweight position in the consumer staples sector and an underweight stake in the energy sector also detracted marginally from relative returns during the course of the year.

From an individual securities perspective, detractors from performance included Fund holdings McDonald’s Corp., a leading fast food provider; technology leader Intel Corp.; and Occidental Petroleum Corp. McDonald’s, specifically, was the most significant detractor, largely because of the company’s European exposure, a market from which the company derives a significant amount of its revenues.

The biggest contributor to the Fund’s returns, relative to the benchmark for 2012 was individual security selection in the energy sector, followed by stock selection in utilities. The Fund’s underweight positions, relative to the benchmark, in information technology and health care also added to performance, as did its overweight allocations to the industrials and consumer discretionary sectors.

Stock selection within the energy sector was a significant contributor to returns during the year, largely because the stocks the Fund held here tended to be oil-focused companies. We believe the supply/demand dynamics in the marketplace tilted in favor of oil-focused firms throughout the year, given the macro-economic variables in the energy sector. The Fund’s utility holdings were largely regulated utilities, all of which benefited from an accommodative regulatory environment in the United States, strong returns on equity, and a global search for yield among investors.

From an individual securities perspective, contributors to Fund performance over the period included Fund holdings JPMorgan Chase & Co. and Wells Fargo Bank (banks in the financials sector) along with Home Depot (a home products giant in the consumer discretionary sector). The banks’ contribution to performance came largely from the fact that they are considered among the highest-quality, lowest-relative-risk financial institutions in the United States. As the industry recovers from the credit crisis, firms within the financials sector will need to derive new ways to enhance margins. JPMorgan Chase and Wells Fargo are two of the leaders in this regard, and innovation and risk management remain central to each bank’s core businesses in 2013.

Subadviser outlook

As we consider all factors in conjunction with the current level of equity valuation, we believe that there is a strong case to be made for investment in U.S. equities, especially among the highest-quality, dividend-paying segment of the market. While equities generally rebounded and proved quite resilient during 2012, they are very attractive relative to other asset classes – especially fixed income, in our view.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

As investors face a new year, we believe they do so with a number of potential challenges, but significant opportunities. Top of mind for many are the current high prices of bonds, the lack of yield in the marketplace, broad underexposure to equities, seniors’ worries about outliving income, and the prospect of inflation on the not-so-distant horizon. We believe that equity income securities can offer a unique benefit in this environment, and expect that investors could place a high degree of confidence in such stocks throughout 2013.

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/12

Chevron Corp.	3.0%
JP Morgan Chase & Co.	2.9%
Wells Fargo & Co.	2.8%
Pfizer, Inc.	2.2%
Exxon Mobil Corp.	2.1%
The Home Depot, Inc.	2.1%
BHP Billiton Ltd.	2.0%
International Business Machines Corp.	1.9%
Philip Morris International, Inc.	1.9%
Deere & Co.	1.8%

22.7%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	18.9%
Financial	16.1%
Industrial	14.5%
Energy	12.3%
Communications	8.2%
Utilities	7.9%
Consumer, Cyclical	7.5%
Basic Materials	6.9%
Technology	4.0%

Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%

Net Assets	100.0%

MML Income & Growth Fund Country Weightings (% of Net Assets) on 12/31/12

United States	81.6%
Canada	6.4%
Australia	2.6%
United Kingdom	1.9%
France	1.4%
Netherlands	1.2%
Switzerland	0.7%
Netherlands Antilles	0.5%

Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%

Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 5/1/06 - 12/31/12
Initial Class	11.96%	0.34%	1.81%
S&P 500 Index*	16.00%	1.66%	3.48%
Russell 1000 Value Index	17.51%	0.59%	2.21%

Hypothetical Investments in MML Income & Growth Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	11.73%	2.92%
S&P 500 Index*	16.00%	4.59%
Russell 1000 Value Index	17.51%	3.79%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Rainier Investment Management, Inc. (Rainier).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 15.81%, outperforming the 15.26% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer staples stocks added the most to Fund performance in 2012, relative to the benchmark, despite the sector’s posting some of the worst absolute performance in the benchmark for the year. Almost all outperformance in consumer staples was due to strong stock selection. Fund holding Monster Beverage Corp., maker of Monster Energy drinks and Hansen’s Natural Soda, benefited from the growing energy drink category and continued to increase its market share. Other Fund investments that contributed to the Fund’s performance for the year included cigarette and tobacco company Philip Morris International and natural foods supermarket chain Whole Foods Markets.

Financial stocks also boosted Fund performance on both a relative and an absolute basis for the year. Gains in financial services were led by Fund holdings American Tower, Visa, and MasterCard. American Tower, the leading cell phone tower company in the United States, is benefiting from a surge in demand for wireless data from the boom in smartphones. We believe telecommunications companies will continue to upgrade their wireless networks, providing a lift to the cash flow of American Tower. With global reach and the increasing trend toward greater use of credit and debit cards, Visa and MasterCard again showed their ability in 2012 to deliver impressive results.

Technology shares were the biggest detractors for the Fund during the year ended December 31, 2012. Riverbed Technologies, Oracle, and Check Point Software Technologies were among the Fund’s technology shares that suffered declines in value. Consequently, we eliminated these companies from the Fund during the year. Toward the end of 2012, we initiated a Fund position in SAP, a database management company that we believe is well positioned for the rising need to manage ever-increasing amounts of data. We also believe that SAP will participate in the booming growth in cloud computing.

Subadviser outlook

In our view, prospects for continued above-historical-average equity returns remain good for 2013. We feel this is supported by both the economic environment and equity valuations. Despite a modest uptick in payroll taxes, we believe that a resurgent housing market and relatively healthy automotive, aerospace, and energy employment prospects point toward modest positive economic growth in 2013, as well as a gradual improvement in employment demand.

The global environment also appears moderately encouraging. We believe that a huge global easing cycle has developed, as new political regimes have emerged in important economies – notably China and Japan. Meanwhile, Europe appears to be stabilizing somewhat, evidenced by improving prices of countries’ sovereign bonds, which suggests less credit risk on the continent. Cumulatively, these factors lead us to believe that 2013 is likely to be a positive year for U.S. equity investors.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/12

Apple, Inc.	5.4%
Google, Inc. Class A	3.7%
EMC Corp.	2.6%
eBay, Inc.	2.6%
QUALCOMM, Inc.	2.5%
Visa, Inc. Class A	2.5%
MasterCard, Inc. Class A	2.3%
Precision Castparts Corp.	2.2%
Allergan, Inc.	2.2%
Comcast Corp. Class A	2.2%

28.2%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	24.9%
Communications	19.2%
Technology	19.2%
Industrial	11.9%
Consumer, Cyclical	10.6%
Energy	4.6%
Basic Materials	4.0%
Financial	3.0%

Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%

Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 5/1/06 - 12/31/12
Initial Class	15.81%	0.66%	2.45%
Russell 1000 Growth Index	15.26%	3.12%	4.96%

Hypothetical Investments in MML Large Cap Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	15.42%	3.75%
Russell 1000 Growth Index	15.26%	5.72%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of at least $5 billion. The Fund’s subadviser is Davis Selected Advisers, L.P. (Davis).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 13.19%, underperforming the 16.00% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. In addition, the Fund trailed the 17.51% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For 2012, the sectors within the benchmark that turned in the strongest performance were financials and consumer discretionary. Conversely, the sectors that had the weakest performance (although still positive) were utilities and energy.

The Fund’s holdings in energy companies were the most significant detractors from performance on an absolute and relative basis. The Fund’s energy stock component underperformed that of the benchmark, but the Fund’s underweight position, relative to the benchmark, in this weaker-performing sector helped dampen the negative impact. With respect to Fund holdings, Eog Resources, an oil and natural gas company, was a top performer. On the other hand, the greatest detractors from performance included Canadian Natural Resources, a Calgary-based oil and natural gas exploration, development, and production company; Occidental Petroleum, an oil and gas exploration and production company; OGX Petroleo e Gas Participacoes, S.A., a Brazilian oil and gas company; and Devon Energy, a natural gas and oil producer.

Consumer discretionary companies contributed to the Fund’s absolute performance, but detracted from relative performance. Additionally, the Fund’s underweight position in this stronger-performing sector hampered performance. Entertainment giant Walt Disney was a Fund holding that contributed substantially to performance within the sector. Conversely, Groupon – a website that offers discounts to local and nationwide companies – and domestic merchandise retailer Bed Bath and Beyond were among the most detrimental consumer discretionary fund holdings during the year.

Financial companies made the greatest contribution to the Fund’s absolute performance for the year. The Fund’s financial holdings underperformed the benchmark, but the Fund did benefit from an overweight stake in this stronger-performing sector. Specifically, Wells Fargo and Bank of New York Mellon (both banks), American Express (a financial services company), and property/casualty insurer Progressive were among the holdings that contributed the most to the Fund’s full-year performance. On the other hand, Fund holdings Julius Baer Group (a Swiss private banking company) and Fairfax Financial Holdings (a Canadian financial holding company that focuses on insurance and investment management) were among the most significant detractors from Fund returns.

Consumer staples companies were important contributors to both the Fund’s absolute performance and relative performance for the year. The Fund’s consumer staples component outperformed that of the benchmark, although the Fund had an overweight allocation to this weaker-performing sector, which offset some of the positive impact. Costco Wholesale (a membership warehouse club), CVS Caremark (a drug retailer), and Diageo (a British-based alcoholic beverages giant) were among the Fund holdings that were the most significant contributors to performance within consumer staples.

Because we manage the Fund using a low-turnover strategy, as of December 31, 2012, only two companies had dropped out of the Fund’s top 10 holdings from the end of 2011. Specifically, we replaced Merck and Johnson & Johnson with Berkshire Hathaway and Progressive. The Fund no longer holds any shares of Merck and Johnson & Johnson.

MML Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Looking ahead, the companies that the Fund owns seem well positioned to continue growing at a respectable rate, in our view. Based on metrics like balance sheet strength, market share, cost structure, brand awareness, and economies of scale, we believe many of the Fund’s core holdings are actually in a stronger competitive position now than five years ago. At the same time, the broader U.S. economy, while certainly not robust, appears to have absorbed the shocks of the residential real estate decline and financial crisis and seems to be in a somewhat healthier position, with unemployment trending down and home prices stabilizing and even beginning to rise modestly in many markets.

Our long-term focus usually results in low Fund turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We will continue to follow the Fund’s investment strategy, which is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. As always, we will focus deliberately on the future, considering each company’s long-term business fundamentals.

MML Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/12

American Express Co.	6.2%
CVS Caremark Corp.	6.1%
Wells Fargo & Co.	6.1%
Bank of New York Mellon Corp.	4.9%
Costco Wholesale Corp.	4.6%
Google, Inc. Class A	3.9%
EOG Resources, Inc.	3.0%
Berkshire Hathaway, Inc. Class A	2.7%
Loews Corp.	2.7%
The Progressive Corp.	2.6%

42.8%

MML Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/12

Financial	35.5%
Consumer, Cyclical	15.9%
Consumer, Non-cyclical	10.7%
Energy	9.6%
Communications	8.2%
Basic Materials	6.4%
Technology	4.4%
Industrial	2.2%
Diversified	1.3%
Mutual Funds	1.0%

Total Long-Term Investments	95.2%
Short-Term Investments and Other Assets and Liabilities	4.8%

Net Assets	100.0%

MML Large Cap Value Fund Country Weightings (% of Net Assets) on 12/31/12

United States	76.2%
Switzerland	5.3%
Canada	5.1%
United Kingdom	3.7%
Hong Kong	2.1%
Netherlands	1.3%
Netherlands Antilles	0.7%
Mexico	0.4%
Brazil	0.2%
Bermuda	0.2%

Total Long-Term Investments	95.2%
Short-Term Investments and Other Assets and Liabilities	4.8%

Net Assets	100.0%

MML Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Initial Class	13.19%	-0.62%	6.22%
S&P 500 Index*	16.00%	1.66%	7.10%
Russell 1000 Value Index	17.51%	0.59%	7.38%

Hypothetical Investments in MML Large Cap Value Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	12.83%	2.08%
S&P 500 Index*	16.00%	4.59%
Russell 1000 Value Index	17.51%	3.79%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 13.78%, trailing the 15.81% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s 13.78% return underperformed the 17.88% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally speaking, stock selection accounted for most of the Fund’s underperformance in 2012 – while sector allocation helped drive the Fund’s results overall. On the sector level, consumer discretionary, financials, and materials detracted from the Fund’s performance, whereas health care and consumer staples contributed.

Consumer discretionary was a notable detractor due to stock selection and an unfavorable underweight position, relative to the benchmark, in this strong-performing sector. Fund holdings in department store Kohl’s and Groupon – a website that offers discounts to local and nationwide companies –hampered the Fund’s performance. Kohl’s reported lower-than-expected November sales, while Groupon suffered from growing investor skepticism about its business model. We eliminated the Fund’s position in Groupon and remain cautious on this sector, as consumers are still focused on balance sheet repair in the aftermath of the housing bubble. Stock selection in the financials sector also detracted, particularly with the Fund’s investments in Willis Group Holdings and MSCI. Willis Group Holdings, a London-based insurance broker, reported disappointing earnings due to lower-than-expected organic growth and declining profit margins. MSCI, a major provider of investment analytic tools, fell after Vanguard announced it was changing all of the company’s MSCI-branded exchange-traded funds to generic, lower-cost indexes. This sector, however, does not generally represent a major area of investment for the Fund. At the end of the year, the Fund’s largest exposure within this sector was in insurance and diversified financial services.

In materials, the Fund’s underweight position proved detrimental. The Fund’s exposure to materials tends to be limited, as few companies meet the Fund’s long-term growth criteria. We do, however, typically maintain a consistent, albeit small, position in metals and mining.

Health care was an area of relative strength for the Fund in 2012, thanks to favorable stock selection and a beneficial overweight position in this sector. The Fund’s biotechnology holdings were notable contributors, particularly Regeneron Pharmaceuticals and Amylin Pharmaceuticals. Regeneron Pharmaceuticals reported strong sales for a major drug, while Amylin Pharmaceuticals was acquired by Bristol-Myers Squibb at a significant premium. Elsewhere within the sector, the Fund’s shares of pharmacy benefit manager Catamaran, a company that came into existence due to the merger of SXC Health Solutions and Catalyst Health Solutions earlier in the year, traded higher. The combined firm offers expanded product coverage, increased price negotiating power, and reduced redundancy costs.

Limiting the Fund’s exposure to the underperforming consumer staples sector also helped performance during the year. With respect to this sector, we tend to position the Fund with a less-than-benchmark allocation, as few companies meet the Fund’s growth criteria.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Now that the first phase of a plan to deal with the U.S. fiscal problems is behind us, we are reasonably optimistic that the policymakers in Washington will come up with some sort of a compromise on the spending side of the equation. We believe the U.S. economy is likely to grow between 2% and 3% in 2013. We are encouraged by positive trends in the housing industry and the declining unemployment rate. In our view, the main impediments to global growth remain, including an economic slowdown in China and ongoing sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence. The Fund remains focused on stocks that we believe can do reasonably well under any conditions.

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/12

AMETEK, Inc.	1.9%
DENTSPLY International, Inc.	1.7%
IHS, Inc. Class A	1.7%
T. Rowe Price Government Reserve Investment Fund	1.6%
Roper Industries, Inc.	1.5%
Gartner, Inc.	1.5%
Fiserv, Inc.	1.5%
Trimble Navigation Ltd.	1.5%
CarMax, Inc.	1.4%
Calpine Corp.	1.4%

15.7%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	26.5%
Industrial	17.5%
Consumer, Cyclical	14.0%
Technology	13.1%
Communications	9.2%
Financial	5.9%
Energy	5.6%
Mutual Funds	4.0%
Basic Materials	3.2%
Utilities	1.4%

Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%

Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 5/1/06 - 12/31/12
Initial Class	13.78%	4.58%	5.94%
Russell Midcap Growth Index*	15.81%	3.23%	4.46%
S&P MidCap 400 Index	17.88%	5.15%	5.20%

Hypothetical Investments in MML Mid Cap Growth Fund Service Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	13.47%	6.59%
Russell Midcap Growth Index*	15.81%	5.83%
S&P MidCap 400 Index	17.88%	6.72%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 16.70%, underperforming the 18.51% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Investors generally favored higher-risk, lower-quality securities during 2012, which was at odds with the Fund’s investment approach of focusing on lower-risk, higher-quality stocks.

The Fund’s energy position declined, primarily due to security selection. A top detractor was Fund holding Ultra Petroleum, a natural gas exploration and production company whose shares declined largely because of supply and demand. New extraction techniques have produced a significant natural gas supply, which held down prices. The Fund’s investment in Imperial Oil also hindered performance, as falling energy prices weighed on Imperial’s share price. In addition, the Fund had an underweight position, relative to the benchmark, in U.S. oil refiners, which performed well during 2012 as the price difference between Brent and West Texas Intermediate (WTI) crude oil widened.

The Fund’s underweight allocation to the consumer discretionary sector, which posted the strongest results in the benchmark, dampened performance for the year. The Fund had an underweight stake in household durables stocks, many of which performed well as the housing market improved.

In materials, the Fund was hurt by its investment in gold producer Newmont Mining Corp. As risk appetite increased during the reporting period, investors traded out of sectors and industries they perceived as defensive (gold being one) – deploying the proceeds into riskier names. Newmont’s share price was also negatively impacted when the company provided a lower-than-expected earnings forecast, citing the higher cost of finding gold and a decline in the amount of gold it expected to produce.

In the industrials sector, the Fund’s overweight position contributed positively. Two Fund holdings from this sector provided notable contributions to performance: Thomas & Betts Corp., a maker of electrical components, appreciated on news it would be acquired by Swiss engineering firm ABB; and Ltd. Oshkosh Corp., the specialty vehicle manufacturer, reported stronger-than-expected earnings and announced a plan to double its earnings per share by 2015.

The Fund’s underweight allocation to information technology, one of the weakest-performing sectors in the benchmark for the year, enhanced performance. Effective security selection also boosted results within this sector, as the Fund owned top performers SanDisk Corp. and Western Digital. SanDisk, a maker of flash drive memory chip products, advanced as supply and demand fundamentals improved. Western Digital reported unexpectedly strong profits in its fourth fiscal quarter, benefiting from the acquisition of Hitachi’s hard-drive operations.

Subadviser outlook

We continue to follow the Fund’s disciplined, bottom-up process, selecting Fund holdings one stock at a time. As of December 31, 2012, we believed there were opportunities in health care and industrials, a view reflected in the Fund’s overweight positions in these sectors relative to the benchmark. Conversely, our fundamental analysis and valuation work has led to smaller relative weightings in consumer discretionary, financials, information technology, and materials stocks.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/12

iShares Russell Midcap Value Index Fund	3.5%
Republic Services, Inc.	3.3%
Northern Trust Corp.	2.8%
Imperial Oil Ltd.	2.3%
CareFusion Corp.	1.8%
Great Plains Energy, Inc.	1.7%
Applied Materials, Inc.	1.7%
PG&E Corp.	1.5%
Lowe’s Cos., Inc.	1.4%
AGL Resources, Inc.	1.4%

21.4%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/12

Financial	25.0%
Consumer, Non-cyclical	19.5%
Industrial	16.5%
Utilities	11.2%
Energy	7.6%
Consumer, Cyclical	6.1%
Technology	5.1%
Mutual Funds	3.5%
Communications	2.5%
Basic Materials	1.8%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 5/1/06 - 12/31/12
Initial Class	16.70%	6.50%	6.15%
Russell Midcap Value Index	18.51%	3.79%	4.17%

Hypothetical Investments in MML Mid Cap Value Fund Service Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	16.37%	7.51%
Russell Midcap Value Index	18.51%	6.02%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML PIMCO Total Return Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML PIMCO Total Return Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities. The Fund’s subadviser is Pacific Investment Management Company LLC (PIMCO).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class II shares returned 8.93%, significantly outperforming the 4.21% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed its benchmark for 2012, benefiting from tactical positioning in intermediate-term U.S. Treasury securities, particularly those with 5- to 10-year maturities, whose prices increased when interest rates fell. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. With respect to non-U.S. bonds, the Fund’s focus on short-term Spanish and Italian sovereign debt was also positive for returns, as yields fell across the globe due to easing monetary policies from central banks worldwide. An overweight position in agency mortgage-backed securities (“MBS”), relative to the benchmark, was also positive for performance during the year, as MBS outperformed like-duration Treasuries thanks to the Federal Reserve’s announcement and implementation of another mortgage-bond purchase program. Within investment-grade corporate securities, a tactical focus on bonds of financial institutions proved positive for the Fund, as financials outperformed the broader credit market for the year; however, overall underweight positioning in investment-grade corporate bonds hindered the Fund somewhat in the fourth quarter of 2012.

Beyond core sectors, holdings in high-yield corporate bonds also helped drive the Fund’s full-year performance, as investors pursued higher yields. An overweight position in emerging-market securities, exposure to Treasury Inflation-Protected Securities (TIPS), and a modest position in Build America bonds all helped boost overall results for the Fund.

With respect to the Fund’s use of derivatives, pay fixed interest rate swaps contributed to performance. (Pay fixed interest rate swaps are derivatives that allow counterparties to exchange streams of fixed interest rate payments for streams of floating interest rate payments.) The Fund’s exposure to sovereign credit default swaps also helped to fuel performance. (Sovereign credit default swaps are derivatives that compel the seller of the swap to compensate the buyer of the swap if a loan default or other credit event occurs with the sovereign debt of the country named in the agreement.) Finally, exposure to a variety of foreign currencies, including exposure via the use of currency forwards, contributed to performance. (Currency forwards are derivatives that lock in the price at which an investor can buy or sell a currency on a future date.)

Subadviser outlook

We expect the global economy to grow at a real rate of 1.5% to 2.0% in 2013, representing a slowdown from the 2.2% pace of growth seen over the past 12 months. Real growth will be moderated by fiscal belt-tightening, which will create additional slowdowns in corporate profits, capital expenditures, and global trade. Simultaneously, we believe inflation will decrease in the near term. Households will continue to pay down their debt, while the corporate sector remains reluctant to spend. Nominal growth could, however, be bolstered by the continued resolve of central banks. The balance of these forces will determine the market and economic environment in 2013.

MML PIMCO Total Return Fund – Portfolio Manager Report (Unaudited) (Continued)

MML PIMCO Total Return Fund Portfolio Characteristics (% of Net Assets) on 12/31/12

U.S. Government Agency Obligations and Instrumentalities	51.3%
U.S. Treasury Obligations	33.0%
Corporate Debt	26.2%
Sovereign Debt Obligations	9.4%
Non-U.S. Government Agency Obligations	5.8%
Municipal Obligations	4.0%
Preferred Stock	0.4%
Bank Loans	0.3%

Total Long-Term Investments	130.4%
Short-Term Investments and Other Assets and Liabilities	(30.4)%

Net Assets	100.0%

MML PIMCO Total Return Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML PIMCO Total Return Fund Class II and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/10/10 - 12/31/12
Class II	8.93%	4.77%
Barclays U.S. Aggregate Bond Index	4.21%	4.92%

Hypothetical Investments in MML PIMCO Total Return Fund Service Class I and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 5/1/12 - 12/31/12
Service Class I	4.94%
Barclays U.S. Aggregate Bond Index	2.76%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 53% of the Fund’s portfolio; and Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 47% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 13.41%, underperforming the 14.59% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s 13.41% return trailed the 16.35% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Wellington Management component, stock selection was strongest within the consumer discretionary, industrials, materials, and health care sectors. These positive results were partially offset by negative results from stock selection within the information technology, financials, telecommunication services, and energy sectors. Sector positioning, which is a residual of the bottom-up stock selection process, detracted from the Fund’s relative performance for the year – as overweight allocations to the energy and information technology sectors, as well as an underweight position in the outperforming health care and industrials sectors, hindered the Fund. Conversely, an overweight allocation to the top-performing consumer discretionary sector and an underweight position in the lagging energy sector contributed to Fund returns for the year.

The Waddell & Reed component lost traction for the year due to less-than-favorable stock selection within the consumer discretionary sector. Also hampering Fund performance were the marketplace challenges of many higher-growth stocks, which became a larger factor in the fourth quarter of 2012. On a stock-specific basis, Fund holding Tempur-Pedic International (a retailer of mattresses and pillows), Zumiez (a specialty retailer of action sports apparel), BJ’s Restaurants (restaurants and breweries), Vera Bradley (a firm that designs, produces, and retails fashion accessories for women), and Warnaco (a company that designs, markets, and distributes a broad line of intimate apparel, sportswear, and swimwear) all detracted from the Fund’s full-year performance. Conversely, there was only one clear winner in the consumer discretionary sector: Under Amour – which markets and distributes branded performance products for men, women, and children – advanced 35% in 2012. The Fund sold Tempur-Pedic, Vera Bradley, and Warnaco in the second quarter of 2012.

Subadvisor outlook

In the view of Wellington Management, the economic environment remains uncertain, with unresolved macro-economic issues in the U.S. and internationally, and that strong performance in U.S. equity markets during 2012 presents an added challenge in identifying favorable risk/reward opportunities. Wellington Management is cautiously optimistic that businesses and individuals will continue to make previously delayed decisions and expects incremental improvement in business sentiment as additional clarity emerges on U.S. budget and spending matters.

Looking toward 2013, Waddell & Reed is cautiously optimistic. Challenges surely exist, including slowing corporate profit growth and further political clashes around the federal debt ceiling. Still, Waddell & Reed believes that there are many encouraging signs that could propel the market to new highs. Among these are the continuing massive global easing cycle, housing improvement within the U.S., record levels of investor liquidity, and the potential for a reversal in capital flows from

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

bonds back toward equities. Waddell & Reed does not expect the improvement to be linear due to the political events in front of us and the small cushion to absorb exogenous events. Although Waddell & Reed believes growth will be erratic, the firm is confident that examples of sustainable organic growth can be found.

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/12

Portfolio Recovery Associates, Inc.	2.2%
Dril-Quip, Inc.	2.2%
Under Armour, Inc. Class A	1.7%
Dexcom, Inc.	1.7%
Cyberonics, Inc.	1.5%
Financial Engines, Inc.	1.5%
Greenhill & Co., Inc.	1.5%
FactSet Research Systems, Inc.	1.4%
Volcano Corp.	1.4%
Waste Connections, Inc.	1.4%

16.5%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	19.9%
Consumer, Cyclical	15.6%
Industrial	14.9%
Financial	13.5%
Technology	13.1%
Mutual Funds	9.9%
Communications	9.1%
Energy	7.8%
Basic Materials	2.9%
Utilities	0.3%

Total Long-Term Investments	107.0%
Short-Term Investments and Other Assets and Liabilities	(7.0)%

Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Initial Class	13.41%	2.25%	9.64%
Russell 2000 Growth Index*	14.59%	3.49%	9.80%
Russell 2000 Index	16.35%	3.56%	9.72%

Hypothetical Investments in MML Small Cap Growth Equity Fund Service Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	13.07%	4.08%
Russell 2000 Growth Index*	14.59%	4.56%
Russell 2000 Index	16.35%	4.24%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class II shares returned 15.20%, underperforming the 18.05% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also lagged the 16.35% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For 2012, stock selection, particularly in the energy, financials, and materials sectors, drove the Fund’s underperformance relative to the benchmark. Overall, sector allocation contributed to performance, most notably in the Fund’s overweight positions, relative to the benchmark, in the industrials and business services and materials sectors – although the Fund’s allocation to the financials sector hindered relative performance somewhat.

Financials was one of the benchmark’s best-performing sectors in 2012. As a result, the Fund’s substantially underweight position detracted from relative performance. Stock selection within the sector also weighed on results versus the benchmark, especially Fund holding Stifel Financial, a financial holding company whose subsidiaries provide wealth management, institutional brokerage, and investment banking services. Throughout the year, volatile capital markets produced challenges for the company, and investors paused to digest news of Stifel’s acquisition of a competing middle-market investment bank. The Fund’s holdings in the energy sector also produced a negative absolute return for the year. One notable detractor was CARBO Ceramics, a leading manufacturer of lightweight ceramic proppants used by pressure pumpers to complete oil and gas wells. The company suffered along with other firms exposed to natural gas prices when the commodity hovered near historic lows.

On the positive side, Fund holdings within the information technology sector outperformed the benchmark, as the Fund’s investment in Cymer, a supplier of light sources used in the photolithography process for semiconductor manufacturing, did well. Cymer advanced when a large customer communicated plans to acquire the company for a significant premium. Stock selection and an overweight position in the industrials and business services sector helped the Fund’s position in the sector outperform that of the benchmark. Fund holding Beacon Roofing Supply, which distributes roofing and other building materials in the United States and Canada, was a top contributor in this sector, boosted by the improving housing market. Finally, the consumer discretionary sector was also a source of outperformance for the Fund, helped by recreational vehicle manufacturer Winnebago – a Fund holding that reported sharply higher revenue due to increased deliveries of motor homes and travel trailers.

Subadviser outlook

The market proved surprisingly resilient in the face of global economic challenges during 2012. Yet, stocks remain relatively inexpensive when viewed against the previous 50 years or against bond yields. So what did we learn? First, those who thought they would wait to invest until the world economic background improved missed a 15% upswing in the market. Second, when the Federal Reserve is aggressively lowering interest rates and providing liquidity to our economy, that backdrop can be good for stocks. Third, don’t count out the U.S. – the resilience of our economy and markets is amazing.

We believe that U.S. equities will rise in 2013, maybe not at the pace of 2012, but probably at a higher rate than that of fixed-income investments. With small-company value stocks valued at close to their 30-year average compared to large companies and growth companies, we think these stocks have the potential to enjoy returns in line with, or better than, the average small-cap stock.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/12

Aaron’s, Inc.	2.1%
Genesee & Wyoming, Inc. Class A	2.1%
Landstar System, Inc.	2.1%
ProAssurance Corp.	2.1%
Beacon Roofing Supply, Inc.	1.8%
Kirby Corp.	1.7%
Nordson Corp.	1.5%
Alaska Air Group, Inc.	1.4%
East West Bancorp, Inc.	1.4%
Stifel Financial Corp.	1.3%

17.5%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/12

Industrial	27.1%
Financial	21.3%
Consumer, Cyclical	12.7%
Consumer, Non-cyclical	10.0%
Basic Materials	9.9%
Energy	4.6%
Utilities	4.1%
Technology	4.0%
Communications	3.2%
Mutual Funds	2.5%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Value Fund Class II, Service Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 2/27/09 - 12/31/12
Class II	15.20%	23.00%
Service Class I	14.99%	22.70%
Russell 2000 Value Index*	18.05%	23.92%
Russell 2000 Index	16.35%	23.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class Shares returned 19.06%, outperforming the 17.88% return of the Russell 2500TM Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Conversely, the Fund slightly underperformed the 19.21% return of the Russell 2500 Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark for 2012, primarily through strong stock selection, particularly in the energy and consumer staples sectors. With respect to the Fund’s holdings, the largest contributor to full-year results was Western Refining, a crude oil refiner and distributor that benefited from strong pricing spreads between crude oil and gasoline and other end products driven by the increase in U.S. oil production. Another Fund holding, managed care provider Molina Healthcare, gained share and capitalized on an expanding market for its Medicaid insurance services. And the Fund’s investment in beverage firm Constellation Brands paid off, as that company’s shares rose after the execution of a favorable distribution contract.

Detracting from performance for the period was the Fund’s stock selection in the consumer cyclicals and financials sectors. The Fund holding that was the largest detractor for the year, retailer Express, reported results that disappointed investors. In financials, the Fund’s real estate investment trust (REIT) holdings detracted. Another Fund holding, insurer Health Net, fell after a sharp increase in expense claims led to a weaker business outlook for the year. Additionally, Fund holding Ferro, a chemical producer, underperformed after reporting deteriorating conditions in the company’s European business.

While we feel that there is a reduced likelihood of catastrophic shocks, the global economic recovery remains uneven and investor risk tolerance remains below historical norms. This environment has proven challenging for stocks with deeper value characteristics, but it has also represented an opportunity in small- and mid-cap equities.

The result has been a mispricing of a number of stocks across a variety of industries. These companies have a combination of compelling valuations, strong quality and significant company-level catalysts. We have positioned the Fund to take advantage of this disconnect. Further, the Fund’s portfolio includes many companies that are generating solid cash flows and have the balance sheet resources needed to create shareholder value through share repurchases, increased dividends, or acquisition activity. While these opportunities are spread across a number of industries, they have become more concentrated in those that are more cyclical in nature. Accordingly, we have increased the Fund’s exposure to these cyclical industries (i.e., in the technology and capital equipment market segments) and decreased its exposure to more expensive, “defensive” industries, such as those in the utilities sector and real estate investment trust (REITs).

Subadviser outlook

Though the economic outlook remains somewhat uncertain, the fears that dominated the equity markets in the second quarter of 2012 have, in our view, eased significantly. We recognize that the recovery remains fragile and there will likely be bumps in the road ahead. Accordingly, our outlook is for only a modest improvement in the business climate. However, our view is that the current environment doesn’t reflect the improvement seen in many cyclical companies. In many cases, these companies have undergone significant restructuring and balance sheet strengthening, positioning themselves to navigate the current economic climate well.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/12

Lear Corp.	1.7%
Helmerich & Payne, Inc.	1.6%
Zions Bancorp	1.5%
Fidelity National Financial, Inc. Class A	1.5%
Tyson Foods, Inc. Class A	1.5%
The Timken Co.	1.5%
Aspen Insurance Holdings Ltd.	1.5%
Fortune Brands Home & Security, Inc.	1.4%
Huntington Bancshares, Inc.	1.4%
Bristow Group, Inc.	1.4%

15.0%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/12

Financial	27.2%
Industrial	21.2%
Consumer, Cyclical	17.3%
Consumer, Non-cyclical	10.5%
Technology	6.1%
Utilities	5.7%
Basic Materials	5.2%
Energy	4.9%
Communications	4.1%

Total Long-Term Investments	102.2%
Short-Term Investments and Other Assets and Liabilities	(2.2)%

Net Assets	100.0%

MML Small/Mid Cap Value Fund Country Weightings (% of Net Assets) on 12/31/12

United States	91.2%
Bermuda	5.2%
United Kingdom	1.3%
Liberia	1.3%
Puerto Rico	0.9%
Taiwan	0.9%
Singapore	0.8%
Canada	0.6%

Total Long-Term Investments	102.2%
Short-Term Investments and Other Assets and Liabilities	(2.2)%

Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 5/1/06 - 12/31/12
Initial Class	19.06%	4.22%	0.83%
Russell 2500 Index*	17.88%	4.34%	4.08%
Russell 2500 Value Index	19.21%	4.54%	3.46%

Hypothetical Investments in MML Small/Mid Cap Value Fund Service Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	18.78%	5.56%
Russell 2500 Index*	17.88%	5.90%
Russell 2500 Value Index	19.21%	5.79%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2500 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Basic Materials — 4.6%
Chemicals — 4.6%
Ecolab, Inc.	36,100	$2,595,590
Monsanto Co.	30,450	2,882,093
Praxair, Inc.	53,430	5,847,913
The Sherwin-Williams Co.	28,200	4,337,724

		15,663,320

Communications — 21.8%
Advertising — 0.2%
Omnicom Group, Inc.	14,600	729,416

Internet — 17.6%
Akamai Technologies, Inc. (a)	3,300	135,003
Amazon.com, Inc. (a)	57,850	14,528,449
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	43,000	4,312,470
eBay, Inc. (a)	124,100	6,331,582
Expedia, Inc.	5,600	344,120
F5 Networks, Inc. (a)	300	29,145
Facebook, Inc. Class A (a)	83,676	2,228,292
Google, Inc. Class A (a)	23,000	16,315,510
Liberty Interactive Corp. Class A (a)	46,900	922,992
LinkedIn Corp. (a)	13,600	1,561,552
Priceline.com, Inc. (a)	14,700	9,131,640
Tencent Holdings Ltd.	103,900	3,373,268

		59,214,023

Media — 1.5%
Discovery Communications, Inc. Series C (a)	52,075	3,046,388
The McGraw-Hill Cos., Inc.	600	32,802
The Walt Disney Co.	41,400	2,061,306

		5,140,496

Telecommunications — 2.5%
Juniper Networks, Inc. (a)	61,050	1,200,853
QUALCOMM, Inc.	115,100	7,138,502

		8,339,355

		73,423,290

Consumer, Cyclical — 15.5%
Apparel — 1.4%
Nike, Inc. Class B	38,540	1,988,664
Ralph Lauren Corp.	17,600	2,638,592

		4,627,256

Distribution & Wholesale — 2.5%
Fastenal Co.	79,800	3,725,862
Fossil, Inc. (a)	35,900	3,342,290
W.W. Grainger, Inc.	6,700	1,355,879

		8,424,031

	Number of Shares	Value
Home Builders — 0.0%
Lennar Corp. Class A	2,500	$96,675

Leisure Time — 1.6%
Carnival Corp.	101,800	3,743,186
Harley-Davidson, Inc.	35,600	1,738,704

		5,481,890

Lodging — 2.5%
Las Vegas Sands Corp.	70,600	3,258,896
Marriott International, Inc. Class A	41,287	1,538,767
Starwood Hotels & Resorts Worldwide, Inc.	62,100	3,562,056
Wynn Resorts Ltd.	100	11,249

		8,370,968

Retail — 7.5%
Chipotle Mexican Grill, Inc. (a)	6,300	1,873,998
Coach, Inc.	15,900	882,609
Costco Wholesale Corp.	4,000	395,080
CVS Caremark Corp.	24,600	1,189,410
Dollar Tree, Inc. (a)	7,800	316,368
The Home Depot, Inc.	32,700	2,022,495
Limited Brands, Inc.	33,300	1,567,098
Michael Kors Holdings Ltd. (a)	38,300	1,954,449
O’Reilly Automotive, Inc. (a)	26,100	2,333,862
PetSmart, Inc.	1,900	129,846
PVH Corp.	28,200	3,130,482
Ross Stores, Inc.	14,400	779,760
Starbucks Corp.	117,000	6,273,540
Tiffany & Co.	100	5,734
Tim Hortons, Inc.	1,600	78,688
Yum! Brands, Inc.	31,600	2,098,240

		25,031,659

		52,032,479

Consumer, Non-cyclical — 16.6%
Beverages — 0.5%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	7,400	646,834
The Coca-Cola Co.	1,200	43,500
Green Mountain Coffee Roasters, Inc. (a)	7,400	306,064
Monster Beverage Corp. (a)	15,900	840,792

		1,837,190

Biotechnology — 4.0%
Alexion Pharmaceuticals, Inc. (a)	31,600	2,964,396
Amgen, Inc.	4,120	355,638
Biogen Idec, Inc. (a)	32,000	4,693,440
Celgene Corp. (a)	43,300	3,408,576
Regeneron Pharmaceuticals, Inc. (a)	10,900	1,864,663

		13,286,713

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 6.5%
Alliance Data Systems Corp. (a)	8,900	$1,288,364
MasterCard, Inc. Class A	20,590	10,115,455
McKesson Corp.	54,400	5,274,624
Verisk Analytics, Inc. Class A (a)	600	30,600
Visa, Inc. Class A	34,480	5,226,479

		21,935,522

Foods — 0.7%
Whole Foods Market, Inc.	23,900	2,182,787

Health Care – Products — 1.3%
Baxter International, Inc.	20,600	1,373,196
Covidien PLC	14,500	837,230
Edwards Lifesciences Corp. (a)	10,200	919,734
Henry Schein, Inc. (a)	2,600	209,196
Intuitive Surgical, Inc. (a)	350	171,629
Stryker Corp.	17,830	977,441

		4,488,426

Health Care – Services — 0.6%
UnitedHealth Group, Inc.	34,500	1,871,280

Pharmaceuticals — 3.0%
Allergan, Inc.	29,060	2,665,674
Cardinal Health, Inc.	2,500	102,950
Express Scripts Holding Co. (a)	44,300	2,392,200
Gilead Sciences, Inc. (a)	65,100	4,781,595
Perrigo Co.	600	62,418
Valeant Pharmaceuticals International, Inc. (a)	2,200	131,494

		10,136,331

		55,738,249

Energy — 4.7%
Oil & Gas — 2.4%
Concho Resources, Inc. (a)	9,000	725,040
EOG Resources, Inc.	21,390	2,583,698
EQT Corp.	20,700	1,220,886
Occidental Petroleum Corp.	1,200	91,932
Pioneer Natural Resources Co.	18,700	1,993,233
Range Resources Corp.	20,900	1,313,147

		7,927,936

Oil & Gas Services — 2.3%
Cameron International Corp. (a)	39,000	2,201,940
FMC Technologies, Inc. (a)	11,600	496,828
National Oilwell Varco, Inc.	700	47,845
Schlumberger Ltd.	73,800	5,113,602

		7,860,215

		15,788,151

Financial — 8.7%
Banks — 1.1%
M&T Bank Corp.	700	68,929
Northern Trust Corp.	26,800	1,344,288

	Number of Shares	Value
State Street Corp.	16,500	$775,665
U.S. Bancorp	47,900	1,529,926

		3,718,808

Diversified Financial — 5.0%
American Express Co.	61,450	3,532,146
Ameriprise Financial, Inc.	12,400	776,612
Citigroup, Inc.	1,700	67,252
Franklin Resources, Inc.	44,950	5,650,215
The Goldman Sachs Group, Inc.	6,350	810,006
IntercontinentalExchange, Inc. (a)	11,150	1,380,481
Invesco Ltd.	131,700	3,436,053
JP Morgan Chase & Co.	11,900	523,243
Morgan Stanley	6,700	128,104
TD Ameritrade Holding Corp.	28,100	472,361

		16,776,473

Insurance — 0.2%
Marsh & McLennan Cos., Inc.	21,300	734,211
Prudential Financial, Inc.	100	5,333

		739,544

Real Estate Investment Trusts (REITS) — 2.4%
American Tower Corp.	102,170	7,894,676

		29,129,501

Industrial — 12.1%
Aerospace & Defense — 0.8%
The Boeing Co.	32,100	2,419,056
United Technologies Corp.	4,300	352,643

		2,771,699

Electrical Components & Equipment — 0.0%
AMETEK, Inc.	600	22,542

Electronics — 0.2%
Amphenol Corp. Class A	4,300	278,210
Trimble Navigation Ltd. (a)	3,600	215,208

		493,418

Health Care – Services — 0.7%
Thermo Fisher Scientific, Inc.	35,600	2,270,568

Machinery – Diversified — 0.5%
Roper Industries, Inc.	14,500	1,616,460

Manufacturing — 4.0%
3M Co.	7,100	659,235
Danaher Corp.	184,460	10,311,314
Honeywell International, Inc.	39,300	2,494,371

		13,464,920

Metal Fabricate & Hardware — 1.8%
Precision Castparts Corp.	32,300	6,118,266

Transportation — 4.1%
C.H. Robinson Worldwide, Inc.	100	6,322
FedEx Corp.	43,300	3,971,476
J.B. Hunt Transport Services, Inc.	7,800	465,738

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kansas City Southern	25,000	$2,087,000
Union Pacific Corp.	51,200	6,436,864
United Continental Holdings, Inc. (a)	35,600	832,328

		13,799,728

		40,557,601

Technology — 15.0%
Computers — 10.7%
Accenture PLC Class A	16,050	1,067,325
Apple, Inc.	53,820	28,687,675
Cognizant Technology Solutions Corp. Class A (a)	15,200	1,125,560
EMC Corp. (a)	142,500	3,605,250
IHS, Inc. Class A (a)	16,200	1,555,200

		36,041,010

Semiconductors — 1.5%
Altera Corp.	50	1,722
Broadcom Corp. Class A (a)	120,150	3,990,181
Xilinx, Inc.	33,100	1,188,290

		5,180,193

Software — 2.8%
Autodesk, Inc. (a)	35,300	1,247,855
Cerner Corp. (a)	3,800	295,032
Citrix Systems, Inc. (a)	500	32,875
Fiserv, Inc. (a)	13,770	1,088,243
Intuit, Inc.	15,000	892,500
Oracle Corp.	1,900	63,308
Red Hat, Inc. (a)	32,800	1,737,088
Salesforce.com, Inc. (a)	23,100	3,883,110

		9,240,011

		50,461,214

TOTAL COMMON STOCK (Cost $244,857,521)		332,793,805

TOTAL EQUITIES (Cost $244,857,521)		332,793,805

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,000	1,000

TOTAL MUTUAL FUNDS (Cost $1,000)		1,000

TOTAL LONG-TERM INVESTMENTS (Cost $244,858,521)		332,794,805

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$3,315,498	$3,315,498

TOTAL SHORT-TERM INVESTMENTS (Cost $3,315,498)		3,315,498

TOTAL INVESTMENTS — 100.0% (Cost $248,174,019) (c)		336,110,303

Other Assets/(Liabilities) — 0.0%		30,133

NET ASSETS — 100.0%		$336,140,436

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,315,500. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $3,383,708.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 95.5%

COMMON STOCK — 94.8%
Basic Materials — 5.6%
Chemicals — 0.4%
E.I. du Pont de Nemours & Co.	51,200	$2,302,464

Forest Products & Paper — 1.9%
International Paper Co.	187,700	7,477,968
MeadWestvaco Corp.	82,300	2,622,901

		10,100,869

Iron & Steel — 1.4%
Cliffs Natural Resources, Inc.	46,300	1,785,328
Nucor Corp.	122,200	5,276,596

		7,061,924

Mining — 1.1%
Newmont Mining Corp.	32,000	1,486,080
Vulcan Materials Co.	77,900	4,054,695

		5,540,775

Real Estate Investment Trusts (REITS) — 0.8%
Weyerhaeuser Co.	140,842	3,918,225

		28,924,257

Communications — 11.3%
Media — 4.8%
Cablevision Systems Corp. Class A	139,000	2,076,660
Comcast Corp. Class A	85,900	3,210,942
The McGraw-Hill Cos., Inc.	85,000	4,646,950
The New York Times Co. Class A (a)	145,000	1,236,850
Time Warner, Inc.	140,433	6,716,910
The Walt Disney Co.	98,600	4,909,294
WPP PLC	121,099	1,760,449

		24,558,055

Telecommunications — 6.5%
AT&T, Inc.	278,700	9,394,977
CenturyLink, Inc.	67,105	2,625,148
Cisco Systems, Inc.	221,000	4,342,650
Corning, Inc.	280,400	3,538,648
Harris Corp.	100,400	4,915,584
Nokia Corp. Sponsored ADR (Finland)	270,200	1,067,290
Telefonica SA	115,473	1,567,977
Verizon Communications, Inc.	104,000	4,500,080
Vodafone Group PLC	704,396	1,771,462

		33,723,816

		58,281,871

	Number of Shares	Value
Consumer, Cyclical — 6.6%
Auto Manufacturers — 0.5%
Ford Motor Co.	203,100	$2,630,145

Automotive & Parts — 0.6%
Johnson Controls, Inc.	91,100	2,796,770

Distribution & Wholesale — 0.5%
Genuine Parts Co.	41,500	2,638,570

Entertainment — 0.4%
The Madison Square Garden Co. Class A (a)	45,625	2,023,469

Home Furnishing — 0.7%
Whirlpool Corp.	35,000	3,561,250

Leisure Time — 0.5%
Carnival Corp.	72,300	2,658,471

Retail — 2.1%
Kohl’s Corp.	101,000	4,340,980
Macy’s, Inc.	80,100	3,125,502
Staples, Inc.	270,400	3,082,560
Tiffany & Co.	5,400	309,636

		10,858,678

Toys, Games & Hobbies — 1.3%
Hasbro, Inc.	46,900	1,683,710
Mattel, Inc.	143,200	5,243,984

		6,927,694

		34,095,047

Consumer, Non-cyclical — 10.9%
Agriculture — 0.8%
Archer-Daniels-Midland Co.	159,500	4,368,705

Beverages — 0.8%
PepsiCo, Inc.	62,200	4,256,346

Biotechnology — 0.5%
Amgen, Inc.	27,800	2,399,696

Cosmetics & Personal Care — 0.8%
Avon Products, Inc.	209,800	3,012,728
The Procter & Gamble Co.	16,100	1,093,029

		4,105,757

Foods — 1.8%
Campbell Soup Co.	126,300	4,406,607
ConAgra Foods, Inc.	81,500	2,404,250
McCormick & Co., Inc.	37,600	2,388,728

		9,199,585

Health Care – Products — 1.3%
Johnson & Johnson	98,900	6,932,890

Health Care – Services — 0.5%
Quest Diagnostics, Inc.	45,600	2,657,112

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 1.2%
Avery Dennison Corp.	36,800	$1,285,056
The Clorox Co.	70,200	5,140,044

		6,425,100

Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	122,100	3,979,239
Merck & Co., Inc.	141,500	5,793,010
Pfizer, Inc.	262,454	6,582,346

		16,354,595

		56,699,786

Energy — 14.2%
Coal — 0.7%
CONSOL Energy, Inc.	113,700	3,649,770

Energy – Alternate Sources — 0.2%
First Solar, Inc. (a)	25,500	787,440

Oil & Gas — 12.0%
Anadarko Petroleum Corp.	67,900	5,045,649
Apache Corp.	51,800	4,066,300
BP PLC Sponsored ADR (United Kingdom)	70,800	2,948,112
Chevron Corp.	114,600	12,392,844
ConocoPhillips	36,100	2,093,439
Diamond Offshore Drilling, Inc.	58,700	3,989,252
Exxon Mobil Corp.	129,500	11,208,225
Hess Corp.	85,400	4,522,784
Murphy Oil Corp.	100,900	6,008,595
Petroleo Brasileiro SA Sponsored ADR (Brazil)	75,700	1,473,879
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	124,300	8,570,485

		62,319,564

Oil & Gas Services — 0.9%
Schlumberger Ltd.	67,100	4,649,359

Pipelines — 0.4%
Spectra Energy Corp.	69,550	1,904,279

		73,310,412

Financial — 19.4%
Banks — 9.3%
Bank of America Corp.	567,577	6,583,893
Bank of New York Mellon Corp.	131,700	3,384,690
Capital One Financial Corp.	60,700	3,516,351
Northern Trust Corp.	96,100	4,820,376
PNC Financial Services Group, Inc.	90,600	5,282,886
Regions Financial Corp.	235,200	1,674,624
SunTrust Banks, Inc.	164,700	4,669,245
U.S. Bancorp	261,500	8,352,310
Wells Fargo & Co.	284,500	9,724,210

		48,008,585

	Number of Shares	Value
Diversified Financial — 5.5%
American Express Co.	137,800	$7,920,744
JP Morgan Chase & Co.	311,800	13,709,846
Legg Mason, Inc.	133,400	3,431,048
SLM Corp.	215,000	3,682,950

		28,744,588

Insurance — 4.6%
The Allstate Corp.	140,700	5,651,919
The Chubb Corp.	31,800	2,395,176
Lincoln National Corp.	102,600	2,657,340
Loews Corp.	39,600	1,613,700
Marsh & McLennan Cos., Inc.	162,800	5,611,716
Sun Life Financial, Inc.	76,100	2,018,933
Willis Group Holdings PLC	69,600	2,333,688
XL Group PLC	55,800	1,398,348

		23,680,820

		100,433,993

Industrial — 16.0%
Aerospace & Defense — 1.4%
The Boeing Co.	55,600	4,190,016
Lockheed Martin Corp.	25,200	2,325,708
United Technologies Corp.	10,700	877,507

		7,393,231

Building Materials — 0.8%
Masco Corp.	156,600	2,608,956
USG Corp. (a)	61,400	1,723,498

		4,332,454

Electrical Components & Equipment — 1.6%
Emerson Electric Co.	112,900	5,979,184
Energizer Holdings, Inc.	26,800	2,143,464

		8,122,648

Electronics — 0.4%
Agilent Technologies, Inc.	48,200	1,973,308

Health Care – Services — 1.3%
Thermo Fisher Scientific, Inc.	104,400	6,658,632

Machinery – Construction & Mining — 0.6%
Ingersoll-Rand PLC	64,000	3,069,440

Machinery – Diversified — 0.3%
Xylem, Inc.	48,600	1,317,060

Manufacturing — 6.9%
3M Co.	78,300	7,270,155
Eaton Corp. PLC	47,184	2,557,373
General Electric Co.	668,200	14,025,518
Honeywell International, Inc.	89,300	5,667,871
Illinois Tool Works, Inc.	105,900	6,439,779

		35,960,696

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 2.7%
Norfolk Southern Corp.	85,400	$5,281,136
United Continental Holdings, Inc. (a)	160,200	3,745,476
United Parcel Service, Inc. Class B	66,200	4,880,926

		13,907,538

		82,735,007

Technology — 5.2%
Computers — 1.9%
Computer Sciences Corp.	110,500	4,425,525
Dell, Inc.	353,100	3,576,903
Hewlett-Packard Co.	126,900	1,808,325

		9,810,753

Semiconductors — 1.9%
Analog Devices, Inc.	89,600	3,768,576
Applied Materials, Inc.	266,900	3,053,336
Texas Instruments, Inc.	102,500	3,171,350

		9,993,262

Software — 1.4%
CA, Inc.	48,000	1,055,040
Microsoft Corp.	232,300	6,209,379

		7,264,419

		27,068,434

Utilities — 5.6%
Electric — 4.6%
The AES Corp.	128,600	1,376,020
Duke Energy Corp.	105,833	6,752,145
Entergy Corp.	79,200	5,049,000
Exelon Corp.	151,500	4,505,610
FirstEnergy Corp.	49,000	2,046,240
TECO Energy, Inc.	45,400	760,904
Xcel Energy, Inc.	127,100	3,394,841

		23,884,760

Gas — 1.0%
NiSource, Inc.	213,800	5,321,482

		29,206,242

TOTAL COMMON STOCK (Cost $404,077,906)		490,755,049

PREFERRED STOCK — 0.7%
Consumer, Cyclical — 0.7%
Auto Manufacturers — 0.7%
General Motors Co. 4.750%	83,350	3,678,235

TOTAL PREFERRED STOCK (Cost $4,171,345)		3,678,235

TOTAL EQUITIES (Cost $408,249,251)		494,433,284

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,064	$1,064

TOTAL MUTUAL FUNDS (Cost $1,064)		1,064

TOTAL LONG-TERM INVESTMENTS (Cost $408,250,315)		494,434,348

	Principal Amount

SHORT-TERM INVESTMENTS — 4.5%
Repurchase Agreement — 4.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$23,152,964	23,152,964

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	91	91

TOTAL SHORT-TERM INVESTMENTS (Cost $23,153,055)		23,153,055

TOTAL INVESTMENTS — 100.0% (Cost $431,403,370) (c)		517,587,403

Other Assets/(Liabilities) — (0.0)%		(93,700)

NET ASSETS — 100.0%		$517,493,703

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $23,152,977. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 3.000%, maturity dates ranging from 12/01/26 – 10/20/27, and an aggregate market value, including accrued interest, of $23,618,394.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 97.4%
Basic Materials — 3.6%
Chemicals — 2.5%
Air Products & Chemicals, Inc.	5,139	$431,779
Airgas, Inc.	1,734	158,297
CF Industries Holdings, Inc.	1,510	306,771
The Dow Chemical Co.	29,056	939,090
E.I. du Pont de Nemours & Co.	22,570	1,014,973
Eastman Chemical Co.	3,782	257,365
Ecolab, Inc.	6,393	459,657
FMC Corp.	3,415	199,846
International Flavors & Fragrances, Inc.	1,966	130,817
LyondellBasell Industries NV Class A	9,200	525,228
Monsanto Co.	13,041	1,234,331
The Mosaic Co.	6,687	378,685
PPG Industries, Inc.	3,711	502,284
Praxair, Inc.	7,246	793,075
The Sherwin-Williams Co.	2,109	324,406
Sigma-Aldrich Corp.	2,875	211,542

		7,868,146

Forest Products & Paper — 0.2%
International Paper Co.	10,734	427,643
MeadWestvaco Corp.	4,337	138,220

		565,863

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	2,563	77,812
Cliffs Natural Resources, Inc.	3,555	137,081
Nucor Corp.	7,766	335,336
United States Steel Corp.	3,605	86,051

		636,280

Mining — 0.5%
Alcoa, Inc.	25,470	221,080
Freeport-McMoRan Copper & Gold, Inc.	23,005	786,771
Newmont Mining Corp.	12,021	558,255
Titanium Metals Corp.	1,884	31,105
Vulcan Materials Co.	3,145	163,697

		1,760,908

Real Estate Investment Trusts (REITS) — 0.2%
Plum Creek Timber Co., Inc.	3,941	174,862
Weyerhaeuser Co.	13,019	362,189

		537,051

		11,368,248

	Number of Shares	Value
Communications — 11.8%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	10,058	$110,839
Omnicom Group, Inc.	6,348	317,146

		427,985

Internet — 3.4%
Akamai Technologies, Inc. (a)	4,424	180,986
Amazon.com, Inc. (a)	8,808	2,212,041
eBay, Inc. (a)	28,322	1,444,989
Expedia, Inc.	2,222	136,542
F5 Networks, Inc. (a)	1,875	182,156
Google, Inc. Class A (a)	6,468	4,588,205
Netflix, Inc. (a)	1,376	127,665
Priceline.com, Inc. (a)	1,209	751,031
Symantec Corp. (a)	17,044	320,598
TripAdvisor, Inc. (a)	2,715	113,921
VeriSign, Inc. (a)	3,880	150,622
Yahoo!, Inc. (a)	25,257	502,614

		10,711,370

Media — 3.3%
Cablevision Systems Corp. Class A	5,137	76,747
CBS Corp. Class B	14,445	549,632
Comcast Corp. Class A	64,629	2,415,832
DIRECTV (a)	14,684	736,549
Discovery Communications, Inc. Series A (a)	5,807	368,628
Gannett Co., Inc.	5,375	96,804
The McGraw-Hill Cos., Inc.	6,755	369,296
News Corp. Class A	48,982	1,251,000
Scripps Networks Interactive Class A	2,118	122,675
Time Warner Cable, Inc.	7,330	712,403
Time Warner, Inc.	23,014	1,100,760
Viacom, Inc. Class B	11,237	592,639
The Walt Disney Co.	43,100	2,145,949
The Washington Post Co. Class B	96	35,060

		10,573,974

Telecommunications — 5.0%
AT&T, Inc.	138,097	4,655,250
CenturyLink, Inc.	15,084	590,086
Cisco Systems, Inc.	129,063	2,536,088
Corning, Inc.	35,954	453,740
Crown Castle International Corp. (a)	7,123	513,996
Frontier Communications Corp.	25,344	108,472
Harris Corp.	2,755	134,885
JDS Uniphase Corp. (a)	5,851	79,223
Juniper Networks, Inc. (a)	12,457	245,029
MetroPCS Communications, Inc. (a)	7,879	78,317
Motorola Solutions, Inc.	6,768	376,842
QUALCOMM, Inc.	41,478	2,572,466

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sprint Nextel Corp. (a)	72,336	$410,145
Verizon Communications, Inc.	69,357	3,001,077
Windstream Corp.	14,526	120,275

		15,875,891

		37,589,220

Consumer, Cyclical — 8.9%
Airlines — 0.1%
Southwest Airlines Co.	18,090	185,242

Apparel — 0.5%
Nike, Inc. Class B	17,836	920,338
Ralph Lauren Corp.	1,496	224,280
VF Corp.	2,137	322,623

		1,467,241

Auto Manufacturers — 0.5%
Ford Motor Co.	92,367	1,196,152
Paccar, Inc.	8,527	385,506

		1,581,658

Automotive & Parts — 0.3%
BorgWarner, Inc. (a)	2,826	202,398
Delphi Automotive PLC (a)	7,191	275,056
The Goodyear Tire & Rubber Co. (a)	5,977	82,542
Johnson Controls, Inc.	16,488	506,182

		1,066,178

Distribution & Wholesale — 0.3%
Fastenal Co.	6,476	302,364
Fossil, Inc. (a)	1,299	120,937
Genuine Parts Co.	3,706	235,628
W.W. Grainger, Inc.	1,446	292,627

		951,556

Entertainment — 0.0%
International Game Technology	6,507	92,204

Home Builders — 0.1%
D.R. Horton, Inc.	6,603	130,607
Lennar Corp. Class A	4,070	157,387
PulteGroup, Inc. (a)	8,439	153,252

		441,246

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,695	75,665
Whirlpool Corp.	1,904	193,732

		269,397

Housewares — 0.1%
Newell Rubbermaid, Inc.	7,118	158,518

Leisure Time — 0.2%
Carnival Corp.	10,847	398,844
Harley-Davidson, Inc.	5,493	268,278

		667,122

	Number of Shares	Value
Lodging — 0.3%
Marriott International, Inc. Class A	5,981	$222,912
Starwood Hotels & Resorts Worldwide, Inc.	4,687	268,846
Wyndham Worldwide Corp.	3,388	180,275
Wynn Resorts Ltd.	1,950	219,356

		891,389

Retail — 6.3%
Abercrombie & Fitch Co. Class A	2,030	97,379
AutoNation, Inc. (a)	850	33,745
AutoZone, Inc. (a)	901	319,341
Bed Bath & Beyond, Inc. (a)	5,565	311,139
Best Buy Co., Inc.	6,241	73,956
Big Lots, Inc. (a)	1,536	43,715
CarMax, Inc. (a)	5,666	212,702
Chipotle Mexican Grill, Inc. (a)	781	232,316
Coach, Inc.	6,912	383,685
Costco Wholesale Corp.	10,485	1,035,603
CVS Caremark Corp.	30,308	1,465,392
Darden Restaurants, Inc.	3,149	141,925
Dollar General Corp. (a)	6,449	284,336
Dollar Tree, Inc. (a)	5,453	221,174
Family Dollar Stores, Inc.	2,395	151,867
GameStop Corp. Class A	2,818	70,704
The Gap, Inc.	7,120	221,005
The Home Depot, Inc.	36,310	2,245,774
J.C. Penney Co., Inc.	3,582	70,601
Kohl’s Corp.	5,148	221,261
Limited Brands, Inc.	5,715	268,948
Lowe’s Cos., Inc.	27,306	969,909
Macy’s, Inc.	9,673	377,441
McDonald’s Corp.	24,452	2,156,911
Nordstrom, Inc.	3,767	201,535
O’Reilly Automotive, Inc. (a)	2,831	253,148
PetSmart, Inc.	2,551	174,335
Ross Stores, Inc.	5,397	292,248
Staples, Inc.	16,100	183,540
Starbucks Corp.	18,058	968,270
Target Corp.	15,877	939,442
Tiffany & Co.	2,945	168,866
The TJX Cos., Inc.	17,636	748,648
Urban Outfitters, Inc. (a)	2,703	106,390
Wal-Mart Stores, Inc.	40,613	2,771,025
Walgreen Co.	20,778	768,994
Yum! Brands, Inc.	10,911	724,490

		19,911,760

Textiles — 0.0%
Cintas Corp.	2,517	102,945

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,923	$104,936
Mattel, Inc.	8,425	308,523

		413,459

		28,199,915

Consumer, Non-cyclical — 21.5%
Agriculture — 1.9%
Altria Group, Inc.	49,347	1,550,483
Archer-Daniels-Midland Co.	15,964	437,254
Lorillard, Inc.	3,165	369,261
Philip Morris International, Inc.	40,599	3,395,700
Reynolds American, Inc.	7,940	328,954

		6,081,652

Beverages — 2.2%
Brown-Forman Corp. Class B	3,645	230,546
The Coca-Cola Co.	93,652	3,394,885
Coca-Cola Enterprises, Inc.	6,586	208,974
Constellation Brands, Inc. Class A (a)	3,656	129,386
Dr. Pepper Snapple Group, Inc.	4,994	220,635
Molson Coors Brewing Co. Class B	3,899	166,838
Monster Beverage Corp. (a)	3,601	190,421
PepsiCo, Inc.	37,617	2,574,131

		7,115,816

Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc. (a)	4,686	439,594
Amgen, Inc.	18,692	1,613,493
Biogen Idec, Inc. (a)	5,734	841,006
Celgene Corp. (a)	10,295	810,422
Life Technologies Corp. (a)	4,238	208,001

		3,912,516

Commercial Services — 2.0%
The ADT Corp.	5,694	264,714
Apollo Group, Inc. Class A (a)	2,493	52,154
Automatic Data Processing, Inc.	11,782	671,692
Equifax, Inc.	2,982	161,386
H&R Block, Inc.	6,778	125,867
Iron Mountain, Inc.	4,095	127,150
MasterCard, Inc. Class A	2,604	1,279,293
McKesson Corp.	5,706	553,254
Moody’s Corp.	4,809	241,989
Paychex, Inc.	7,961	247,905
Quanta Services, Inc. (a)	5,317	145,101
Robert Half International, Inc.	3,562	113,343
Total System Services, Inc.	3,866	82,810
Visa, Inc. Class A	12,683	1,922,489
Western Union Co.	14,484	197,127

		6,186,274

Cosmetics & Personal Care — 1.9%
Avon Products, Inc.	10,505	150,852
Colgate-Palmolive Co.	10,839	1,133,109

	Number of Shares	Value
The Estee Lauder Cos., Inc. Class A	5,813	$347,966
The Procter & Gamble Co.	66,485	4,513,667

		6,145,594

Foods — 1.9%
Campbell Soup Co.	4,421	154,249
ConAgra Foods, Inc.	9,856	290,752
Dean Foods Co. (a)	4,462	73,668
General Mills, Inc.	15,746	636,296
H.J. Heinz Co.	7,734	446,097
The Hershey Co.	3,638	262,736
Hormel Foods Corp.	3,116	97,250
The J.M. Smucker Co.	2,667	230,002
Kellogg Co.	5,938	331,637
Kraft Foods Group, Inc.	14,350	652,495
The Kroger Co.	12,459	324,183
McCormick & Co., Inc.	3,157	200,564
Mondelez International, Inc. Class A	43,044	1,096,331
Safeway, Inc.	5,928	107,238
Sysco Corp.	14,221	450,237
Tyson Foods, Inc. Class A	7,060	136,964
Whole Foods Market, Inc.	4,162	380,115

		5,870,814

Health Care – Products — 3.2%
Baxter International, Inc.	13,422	894,711
Becton, Dickinson & Co.	4,817	376,641
Boston Scientific Corp. (a)	33,510	192,012
C.R. Bard, Inc.	1,837	179,548
CareFusion Corp. (a)	5,532	158,105
Covidien PLC	11,476	662,624
Edwards Lifesciences Corp. (a)	2,854	257,345
Intuitive Surgical, Inc. (a)	969	475,169
Johnson & Johnson	67,435	4,727,194
Medtronic, Inc.	24,519	1,005,769
St. Jude Medical, Inc.	7,490	270,689
Stryker Corp.	7,001	383,795
Varian Medical Systems, Inc. (a)	2,605	182,975
Zimmer Holdings, Inc.	4,211	280,705

		10,047,282

Health Care – Services — 1.2%
Aetna, Inc.	8,087	374,428
Cigna Corp.	6,916	369,729
Coventry Health Care, Inc.	3,332	149,373
DaVita HealthCare Partners, Inc. (a)	2,037	225,150
Humana, Inc.	3,876	266,010
Laboratory Corporation of America Holdings (a)	2,254	195,241
Quest Diagnostics, Inc.	3,884	226,321
Tenet Healthcare Corp. (a)	2,633	85,493
UnitedHealth Group, Inc.	24,836	1,347,105
WellPoint, Inc.	7,365	448,676

		3,687,526

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.4%
Avery Dennison Corp.	2,324	$81,154
Beam, Inc.	3,897	238,068
The Clorox Co.	3,209	234,963
Kimberly-Clark Corp.	9,483	800,649

		1,354,834

Pharmaceuticals — 5.6%
Abbott Laboratories	38,425	2,516,838
Allergan, Inc.	7,461	684,398
AmerisourceBergen Corp.	5,710	246,558
Bristol-Myers Squibb Co.	40,155	1,308,651
Cardinal Health, Inc.	8,244	339,488
DENTSPLY International, Inc.	3,489	138,199
Eli Lilly & Co.	24,773	1,221,804
Express Scripts Holding Co. (a)	19,849	1,071,846
Forest Laboratories, Inc. (a)	5,804	204,997
Gilead Sciences, Inc. (a)	18,350	1,347,808
Hospira, Inc. (a)	4,119	128,678
Mead Johnson Nutrition Co.	4,941	325,562
Merck & Co., Inc.	73,881	3,024,688
Mylan, Inc. (a)	10,064	276,559
Patterson Cos., Inc.	1,912	65,448
Perrigo Co.	2,102	218,671
Pfizer, Inc.	179,030	4,490,072
Watson Pharmaceuticals, Inc. (a)	3,061	263,246

		17,873,511

		68,275,819

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	4,867	115,786

Energy — 10.6%
Coal — 0.1%
CONSOL Energy, Inc.	5,671	182,039
Peabody Energy Corp.	6,442	171,422

		353,461

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	1,470	45,394

Oil & Gas — 8.6%
Anadarko Petroleum Corp.	12,116	900,340
Apache Corp.	9,484	744,494
Cabot Oil & Gas Corp.	5,199	258,598
Chesapeake Energy Corp.	12,416	206,354
Chevron Corp.	47,590	5,146,383
ConocoPhillips	29,457	1,708,211
Denbury Resources, Inc. (a)	9,612	155,714
Devon Energy Corp.	9,121	474,657
Diamond Offshore Drilling, Inc.	1,690	114,852
Ensco PLC Class A	5,713	338,667
EOG Resources, Inc.	6,553	791,537
EQT Corp.	3,578	211,030

	Number of Shares	Value
Exxon Mobil Corp.	110,899	$9,598,309
Helmerich & Payne, Inc.	2,640	147,866
Hess Corp.	7,190	380,782
Marathon Oil Corp.	17,108	524,531
Marathon Petroleum Corp.	8,211	517,293
Murphy Oil Corp.	4,443	264,581
Nabors Industries Ltd. (a)	7,244	104,676
Newfield Exploration Co. (a)	3,330	89,177
Noble Corp.	6,116	212,959
Noble Energy, Inc.	4,281	435,549
Occidental Petroleum Corp.	19,645	1,505,004
Phillips 66	15,208	807,545
Pioneer Natural Resources Co.	3,024	322,328
QEP Resources, Inc.	4,370	132,280
Range Resources Corp.	3,995	251,006
Rowan Cos. PLC Class A (a)	3,023	94,529
Southwestern Energy Co. (a)	8,598	287,259
Tesoro Corp.	3,385	149,109
Valero Energy Corp.	13,531	461,678
WPX Energy, Inc. (a)	5,046	75,085

		27,412,383

Oil & Gas Services — 1.5%
Baker Hughes, Inc.	10,609	433,272
Cameron International Corp. (a)	6,063	342,317
FMC Technologies, Inc. (a)	5,706	244,388
Halliburton Co.	22,490	780,178
National Oilwell Varco, Inc.	10,345	707,081
Schlumberger Ltd.	32,329	2,240,076

		4,747,312

Pipelines — 0.4%
ONEOK, Inc.	4,868	208,107
Spectra Energy Corp.	16,186	443,172
The Williams Cos., Inc.	16,316	534,186

		1,185,465

		33,744,015

Financial — 14.9%
Banks — 4.4%
Bank of America Corp.	262,163	3,041,091
Bank of New York Mellon Corp.	28,227	725,434
BB&T Corp.	16,917	492,454
Capital One Financial Corp.	14,085	815,944
Comerica, Inc.	4,497	136,439
Fifth Third Bancorp	22,139	336,292
First Horizon National Corp.	6,141	60,857
Huntington Bancshares, Inc.	21,470	137,193
KeyCorp	22,108	186,149
M&T Bank Corp.	3,000	295,410
Northern Trust Corp.	5,477	274,726
PNC Financial Services Group, Inc.	12,802	746,485
Regions Financial Corp.	34,703	247,085
State Street Corp.	11,304	531,401

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SunTrust Banks, Inc.	13,260	$375,921
U.S. Bancorp	45,530	1,454,228
Wells Fargo & Co.	119,060	4,069,471
Zions Bancorp	4,655	99,617

		14,026,197

Diversified Financial — 4.5%
American Express Co.	23,666	1,360,322
Ameriprise Financial, Inc.	5,021	314,465
BlackRock, Inc.	3,050	630,466
The Charles Schwab Corp.	26,601	381,990
Citigroup, Inc.	71,342	2,822,290
CME Group, Inc.	7,428	376,674
Discover Financial Services	12,246	472,083
E*TRADE Financial Corp. (a)	6,419	57,450
Franklin Resources, Inc.	3,335	419,210
The Goldman Sachs Group, Inc.	10,737	1,369,612
IntercontinentalExchange, Inc. (a)	1,801	222,982
Invesco Ltd.	10,714	279,528
JP Morgan Chase & Co.	92,368	4,061,421
Legg Mason, Inc.	2,713	69,778
Morgan Stanley	33,483	640,195
The NASDAQ OMX Group, Inc.	2,940	73,529
NYSE Euronext	5,950	187,663
SLM Corp.	11,383	194,991
T. Rowe Price Group, Inc.	6,157	401,005

		14,335,654

Insurance — 3.9%
ACE Ltd.	8,228	656,594
Aflac, Inc.	11,373	604,134
The Allstate Corp.	11,686	469,427
American International Group, Inc. (a)	35,793	1,263,493
Aon PLC	7,824	435,014
Assurant, Inc.	1,851	64,230
Berkshire Hathaway, Inc. Class B (a)	44,343	3,977,567
The Chubb Corp.	6,324	476,324
Cincinnati Financial Corp.	3,628	142,072
Genworth Financial, Inc. Class A (a)	12,148	91,231
The Hartford Financial Services Group, Inc.	10,535	236,405
Lincoln National Corp.	6,756	174,980
Loews Corp.	7,574	308,641
Marsh & McLennan Cos., Inc.	13,118	452,177
MetLife, Inc.	26,569	875,183
Principal Financial Group, Inc.	6,544	186,635
The Progressive Corp.	13,478	284,386
Prudential Financial, Inc.	11,292	602,202
Torchmark Corp.	2,379	122,923
The Travelers Cos., Inc.	9,219	662,109
Unum Group	6,469	134,685
XL Group PLC	7,359	184,417

		12,404,829

	Number of Shares	Value
Real Estate — 0.0%
CBRE Group, Inc. (a)	7,539	$150,026

Real Estate Investment Trusts (REITS) — 2.0%
American Tower Corp.	9,587	740,788
Apartment Investment & Management Co. Class A	3,688	99,797
AvalonBay Communities, Inc.	2,778	376,669
Boston Properties, Inc.	3,648	385,995
Equity Residential	7,757	439,589
HCP, Inc.	10,936	494,089
Health Care REIT, Inc.	6,328	387,843
Host Hotels & Resorts, Inc.	17,703	277,406
Kimco Realty Corp.	9,966	192,543
Prologis, Inc.	11,137	406,389
Public Storage	3,497	506,925
Simon Property Group, Inc.	7,547	1,193,105
Ventas, Inc.	7,158	463,266
Vornado Realty Trust	4,083	326,967

		6,291,371

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,849	96,332
People’s United Financial, Inc.	8,134	98,340

		194,672

		47,402,749

Industrial — 10.0%
Aerospace & Defense — 1.7%
The Boeing Co.	16,542	1,246,605
General Dynamics Corp.	8,036	556,654
L-3 Communications Holdings, Inc.	2,245	172,012
Lockheed Martin Corp.	6,544	603,946
Northrop Grumman Corp.	5,951	402,169
Raytheon Co.	8,047	463,185
Rockwell Collins, Inc.	3,426	199,290
United Technologies Corp.	20,490	1,680,385

		5,324,246

Building Materials — 0.1%
Masco Corp.	8,649	144,092

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	17,648	934,638
Molex, Inc.	3,305	90,326

		1,024,964

Electronics — 0.5%
Agilent Technologies, Inc.	8,592	351,756
Amphenol Corp. Class A	3,962	256,341
FLIR Systems, Inc.	3,803	84,845
Garmin Ltd.	2,647	108,051
Jabil Circuit, Inc.	4,524	87,268
PerkinElmer, Inc.	2,764	87,729

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TE Connectivity Ltd.	10,316	$382,930
Waters Corp. (a)	2,091	182,168

		1,541,088

Engineering & Construction — 0.1%
Fluor Corp.	3,979	233,727
Jacobs Engineering Group, Inc. (a)	3,141	133,712

		367,439

Environmental Controls — 0.2%
Republic Services, Inc.	7,432	217,981
Stericycle, Inc. (a)	2,101	195,960
Waste Management, Inc.	10,526	355,147

		769,088

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,396	110,270
Stanley Black & Decker, Inc.	4,078	301,650

		411,920

Health Care – Services — 0.2%
Thermo Fisher Scientific, Inc.	8,712	555,651

Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	15,853	1,420,112
Ingersoll-Rand PLC	6,715	322,051
Joy Global, Inc.	2,652	169,145

		1,911,308

Machinery – Diversified — 0.7%
Cummins, Inc.	4,300	465,905
Deere & Co.	9,504	821,336
Flowserve Corp.	1,209	177,481
Rockwell Automation, Inc.	3,370	283,046
Roper Industries, Inc.	2,409	268,556
Xylem, Inc.	4,482	121,462

		2,137,786

Manufacturing — 3.7%
3M Co.	15,447	1,434,254
Danaher Corp.	14,177	792,494
Dover Corp.	4,389	288,401
Eaton Corp. PLC	11,280	611,376
General Electric Co.	254,896	5,350,267
Honeywell International, Inc.	19,088	1,211,516
Illinois Tool Works, Inc.	10,335	628,471
Leggett & Platt, Inc.	3,453	93,991
Pall Corp.	2,703	162,883
Parker Hannifin Corp.	3,622	308,087
Pentair Ltd.	5,167	253,958
Textron, Inc.	6,914	171,398
Tyco International Ltd.	11,431	334,357

		11,641,453

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	3,523	667,326

	Number of Shares	Value
Packaging & Containers — 0.1%
Ball Corp.	3,628	$162,353
Bemis Co., Inc.	2,592	86,728
Owens-Illinois, Inc. (a)	3,952	84,059
Sealed Air Corp.	4,840	84,749

		417,889

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	3,976	251,363
CSX Corp.	25,164	496,486
Expeditors International of Washington, Inc.	5,194	205,423
FedEx Corp.	7,067	648,185
Norfolk Southern Corp.	7,737	478,456
Ryder System, Inc.	1,289	64,360
Union Pacific Corp.	11,402	1,433,459
United Parcel Service, Inc. Class B	17,400	1,282,902

		4,860,634

		31,774,884

Technology — 12.7%
Commercial Services — 0.0%
SAIC, Inc.	6,758	76,501

Computers — 7.1%
Accenture PLC Class A	15,542	1,033,543
Apple, Inc.	22,864	12,187,198
Cognizant Technology Solutions Corp. Class A (a)	7,243	536,344
Computer Sciences Corp.	3,657	146,463
Dell, Inc.	35,303	357,619
EMC Corp. (a)	51,281	1,297,409
Hewlett-Packard Co.	47,643	678,913
International Business Machines Corp.	25,828	4,947,353
NetApp, Inc. (a)	8,803	295,341
SanDisk Corp. (a)	5,826	253,781
Seagate Technology PLC	8,095	246,736
Teradata Corp. (a)	4,033	249,602
Western Digital Corp.	5,286	224,602

		22,454,904

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	4,479	47,657
Xerox Corp.	30,665	209,135

		256,792

Semiconductors — 1.9%
Advanced Micro Devices, Inc. (a)	14,570	34,968
Altera Corp.	7,659	263,776
Analog Devices, Inc.	7,398	311,160
Applied Materials, Inc.	28,920	330,845
Broadcom Corp. Class A (a)	12,745	423,261
Intel Corp.	120,779	2,491,671
KLA-Tencor Corp.	4,131	197,296

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lam Research Corp. (a)	4,145	$149,759
Linear Technology Corp.	5,739	196,848
LSI Corp. (a)	12,878	91,176
Microchip Technology, Inc.	4,855	158,224
Micron Technology, Inc. (a)	24,072	152,857
NVIDIA Corp.	15,223	187,091
Teradyne, Inc. (a)	4,446	75,093
Texas Instruments, Inc.	27,207	841,785
Xilinx, Inc.	6,451	231,591

		6,137,401

Software — 3.6%
Adobe Systems, Inc. (a)	11,945	450,087
Autodesk, Inc. (a)	5,346	188,981
BMC Software, Inc. (a)	3,402	134,923
CA, Inc.	8,356	183,665
Cerner Corp. (a)	3,495	271,352
Citrix Systems, Inc. (a)	4,536	298,242
The Dun & Bradstreet Corp.	1,099	86,436
Electronic Arts, Inc. (a)	7,135	103,671
Fidelity National Information Services, Inc.	5,940	206,771
Fiserv, Inc. (a)	3,221	254,556
Intuit, Inc.	6,840	406,980
Microsoft Corp.	184,094	4,920,833
Oracle Corp.	91,349	3,043,749
Red Hat, Inc. (a)	4,782	253,255
Salesforce.com, Inc. (a)	3,169	532,709

		11,336,210

		40,261,808

Utilities — 3.4%
Electric — 3.0%
The AES Corp.	15,124	161,827
Ameren Corp.	6,063	186,255
American Electric Power Co., Inc.	11,749	501,447
CenterPoint Energy, Inc.	10,420	200,585
CMS Energy Corp.	6,515	158,836
Consolidated Edison, Inc.	7,081	393,279
Dominion Resources, Inc.	13,917	720,901
DTE Energy Co.	4,215	253,111
Duke Energy Corp.	17,077	1,089,513
Edison International	7,882	356,188
Entergy Corp.	4,356	277,695
Exelon Corp.	20,672	614,785
FirstEnergy Corp.	10,090	421,358
Integrys Energy Group, Inc.	1,961	102,403
NextEra Energy, Inc.	10,266	710,305
Northeast Utilities	7,728	302,010
NRG Energy, Inc.	7,802	179,368
Pepco Holdings, Inc.	5,535	108,541
PG&E Corp.	10,563	424,421
Pinnacle West Capital Corp.	2,663	135,760
PPL Corp.	13,994	400,648
Public Service Enterprise Group, Inc.	12,178	372,647
SCANA Corp.	3,190	145,592

	Number of Shares	Value
The Southern Co.	21,224	$908,600
TECO Energy, Inc.	4,853	81,336
Wisconsin Energy Corp.	5,486	202,159
Xcel Energy, Inc.	11,978	319,932

		9,729,502

Gas — 0.2%
AGL Resources, Inc.	2,947	117,791
NiSource, Inc.	7,510	186,924
Sempra Energy	5,468	387,900

		692,615

Pipelines — 0.2%
Kinder Morgan, Inc.	15,342	542,033

		10,964,150

TOTAL COMMON STOCK (Cost $232,473,262)		309,696,594

TOTAL EQUITIES (Cost $232,473,262)		309,696,594

TOTAL LONG-TERM INVESTMENTS (Cost $232,473,262)		309,696,594

	Principal Amount

SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$7,119,973	7,119,973

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (c) 0.000% 4/25/13	465,000	464,794

TOTAL SHORT-TERM INVESTMENTS (Cost $7,584,767)		7,584,767

TOTAL INVESTMENTS — 99.8% (Cost $240,058,029) (d)		317,281,361

Other Assets/(Liabilities) — 0.2%		697,577

NET ASSETS — 100.0%		$317,978,938

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $7,119,977. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $7,262,862.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 92.3%

COMMON STOCK — 92.3%
Consumer, Cyclical — 35.7%
Automotive & Parts — 6.2%
Delphi Automotive PLC (a)	221,000	$8,453,250

Entertainment — 5.5%
Penn National Gaming, Inc. (a)	154,500	7,587,495

Leisure Time — 4.7%
Carnival Corp.	174,000	6,397,980

Lodging — 4.9%
Starwood Hotels & Resorts Worldwide, Inc.	117,000	6,711,120

Retail — 10.4%
CarMax, Inc. (a)	205,000	7,695,700
Tiffany & Co.	115,000	6,594,100

		14,289,800

Textiles — 4.0%
Fifth & Pacific Cos., Inc. (a)	440,000	5,478,000

		48,917,645

Consumer, Non-cyclical — 5.0%
Commercial Services — 5.0%
Visa, Inc. Class A	45,000	6,821,100

Energy — 10.3%
Oil & Gas — 2.7%
Apache Corp.	47,000	3,689,500

Oil & Gas Services — 7.6%
Dresser-Rand Group, Inc. (a)	87,000	4,884,180
National Oilwell Varco, Inc.	81,500	5,570,525

		10,454,705

		14,144,205

Financial — 19.1%
Banks — 5.0%
Wells Fargo & Co.	203,500	6,955,630

Diversified Financial — 9.4%
Franklin Resources, Inc.	54,000	6,787,800
JP Morgan Chase & Co.	138,000	6,067,860

		12,855,660

Insurance — 4.7%
American International Group, Inc. (a)	183,000	6,459,900

		26,271,190

Industrial — 8.4%
Aerospace & Defense — 4.1%
The Boeing Co.	75,000	5,652,000

	Number of Shares	Value
Manufacturing — 4.3%
Illinois Tool Works, Inc.	96,000	$5,837,760

		11,489,760

Technology — 13.8%
Computers — 3.2%
Diebold, Inc.	145,500	4,453,755

Semiconductors — 10.6%
Applied Materials, Inc.	604,500	6,915,480
Intel Corp.	367,500	7,581,525

		14,497,005

		18,950,760

TOTAL COMMON STOCK (Cost $111,982,612)		126,594,660

TOTAL EQUITIES (Cost $111,982,612)		126,594,660

TOTAL LONG-TERM INVESTMENTS (Cost $111,982,612)		126,594,660

	Principal Amount
SHORT-TERM INVESTMENTS — 7.8%
Repurchase Agreement — 7.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$10,598,493	10,598,493

TOTAL SHORT-TERM INVESTMENTS (Cost $10,598,493)		10,598,493

TOTAL INVESTMENTS — 100.1% (Cost $122,581,105) (c)		137,193,153

Other Assets/(Liabilities) — (0.1)%		(70,066)

NET ASSETS — 100.0%		$137,123,087

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $10,598,499. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $10,811,095.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 96.7%
Basic Materials — 3.3%
Chemicals — 2.4%
Akzo Nobel NV	99,020	$6,534,035
Lonza Group AG Registered (a)	36,480	1,973,115

		8,507,150

Iron & Steel — 0.9%
POSCO ADR (Republic of Korea) (b)	41,461	3,406,021

		11,913,171

Communications — 14.3%
Internet — 1.4%
Trend Micro, Inc. (b)	168,900	5,097,168

Media — 2.0%
Reed Elsevier NV	277,543	4,112,073
Vivendi SA	141,262	3,181,173

		7,293,246

Telecommunications — 10.9%
China Mobile Ltd.	291,000	3,408,731
China Telecom Corp. Ltd. Class H	9,921,643	5,558,657
France Telecom SA	198,787	2,226,137
Singapore Telecommunications Ltd.	1,849,000	5,028,458
Singapore Telecommunications Ltd.	239,000	648,092
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	342,210	3,456,321
Telefonica SA Sponsored ADR (Spain) (a) (b)	282,075	3,805,192
Telekom Austria AG	132,281	1,001,008
Telenor ASA	399,566	8,117,864
Vodafone Group PLC Sponsored ADR (United Kingdom)	240,423	6,056,255

		39,306,715

		51,697,129

Consumer, Cyclical — 8.4%
Airlines — 0.6%
Deutsche Lufthansa AG	124,530	2,340,720

Auto Manufacturers — 2.5%
Nissan Motor Co. Ltd.	412,870	3,918,734
Toyota Motor Corp. Sponsored ADR (Japan)	55,520	5,177,240

		9,095,974

Automotive & Parts — 1.6%
Cie Generale des Etablissements Michelin Class B	59,760	5,665,425

Distribution & Wholesale — 1.2%
ITOCHU Corp.	403,800	4,262,462

	Number of Shares	Value
Retail — 2.5%
Kingfisher PLC	964,114	$4,453,134
Marks & Spencer Group PLC	750,330	4,678,084

		9,131,218

		30,495,799

Consumer, Non-cyclical — 15.8%
Commercial Services — 2.5%
Adecco SA (a)	37,100	1,966,512
G4S PLC	750,040	3,131,912
Randstad Holding NV	102,493	3,783,437

		8,881,861

Foods — 2.7%
Nestle SA	28,200	1,837,910
Tesco PLC	964,140	5,296,327
Unilever PLC	71,207	2,702,863

		9,837,100

Pharmaceuticals — 10.6%
Bayer AG	73,960	7,023,429
GlaxoSmithKline PLC	274,884	5,968,167
Merck KGaA	35,150	4,637,617
Novartis AG	73,150	4,631,237
Roche Holding AG	33,520	6,828,859
Sanofi	101,218	9,599,031

		38,688,340

		57,407,301

Diversified — 0.7%
Holding Company – Diversified — 0.7%
Hutchison Whampoa Ltd.	224,291	2,379,347

Energy — 10.8%
Oil & Gas — 10.4%
BP PLC	468,264	3,244,489
ENI SpA	236,535	5,835,210
Petroleo Brasileiro SA Sponsored ADR (Brazil)	169,970	3,280,421
Repsol YPF SA	136,978	2,813,071
Royal Dutch Shell PLC Class A	2,447	86,464
Royal Dutch Shell PLC Class B	188,304	6,664,520
Sasol Ltd. Sponsored ADR (South Africa)	33,100	1,432,899
StatoilHydro ASA	229,020	5,747,046
Talisman Energy, Inc. (b)	294,400	3,329,647
Total SA	100,112	5,181,551

		37,615,318

Oil & Gas Services — 0.4%
SBM Offshore NV (a)	116,456	1,650,582

		39,265,900

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 24.2%
Banks — 11.6%
BNP Paribas	128,330	$7,233,597
Credit Agricole SA (a)	207,090	1,681,383
DBS Group Holdings, Ltd.	573,479	7,020,143
HSBC Holdings PLC	668,000	7,091,304
ICICI Bank Ltd. Sponsored ADR (India)	84,850	3,700,308
Intesa Sanpaolo SpA	862,040	1,491,332
KB Financial Group, Inc. Sponsored ADR (Republic of Korea) (a)	80,670	2,896,053
Lloyds Banking Group PLC (a)	8,389,340	6,722,192
Nordea Bank AB	116,605	1,119,451
UniCredit SpA (a)	600,802	2,966,815

		41,922,578

Diversified Financial — 2.5%
Credit Suisse Group (a) (b)	238,580	5,986,291
UBS AG (a)	182,700	2,873,172

		8,859,463

Insurance — 9.2%
ACE Ltd.	59,484	4,746,823
AIA Group Ltd.	1,336,400	5,326,141
Aviva PLC	656,425	3,962,705
AXA SA	211,767	3,830,432
ING Groep NV (a)	542,240	5,185,274
Muenchener Rueckversicherungs AG	26,950	4,838,701
Swiss Re AG (a)	75,380	5,501,554

		33,391,630

Real Estate — 0.9%
Cheung Kong Holdings	221,215	3,424,158

		87,597,829

Industrial — 10.6%
Aerospace & Defense — 1.8%
BAE Systems PLC	698,450	3,837,269
Embraer SA Sponsored ADR (Brazil)	95,420	2,720,424

		6,557,693

Building Materials — 2.4%
CRH PLC	217,262	4,508,377
HeidelbergCement AG	67,600	4,095,394

		8,603,771

Electronics — 1.8%
Flextronics International Ltd. (a)	315,340	1,958,261
Koninklijke Philips Electronics NV	167,890	4,504,204

		6,462,465

Machinery – Diversified — 0.4%
Alstom SA	30,530	1,251,027

	Number of Shares	Value
Manufacturing — 2.4%
Konica Minolta Holdings, Inc.	239,500	$1,725,470
Nikon Corp. (b)	31,900	941,801
Siemens AG	56,536	6,144,876

		8,812,147

Packaging & Containers — 0.8%
Rexam PLC	406,640	2,857,512

Transportation — 1.0%
Deutsche Post AG	172,271	3,777,443

		38,322,058

Technology — 6.9%
Computers — 0.4%
Compal Electronics, Inc.	2,144,605	1,451,138

Semiconductors — 4.8%
Infineon Technologies AG	526,057	4,268,833
Samsung Electronics Co., Ltd.	6,495	9,295,808
Taiwan Semiconductor Manufacturing Co. Ltd.	1,060,275	3,548,648

		17,113,289

Software — 1.7%
SAP AG Sponsored ADR (Germany)	40,100	3,223,238
Software AG	70,880	3,010,805

		6,234,043

		24,798,470

Utilities — 1.7%
Electric — 1.3%
E.ON AG	119,450	2,224,467
Iberdrola SA	404,797	2,257,304

		4,481,771

Gas — 0.4%
Gaz De France	75,588	1,557,409

		6,039,180

TOTAL COMMON STOCK (Cost $345,576,930)		349,916,184

PREFERRED STOCK — 1.1%
Basic Materials — 1.1%
Mining — 1.1%
Vale SA Sponsored ADR 5.760%	191,752	3,892,566

TOTAL PREFERRED STOCK (Cost $2,736,273)		3,892,566

TOTAL EQUITIES (Cost $348,313,203)		353,808,750

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, expires 1/10/13, Strike 0.00 (a) (b)	136,978	$83,531

TOTAL RIGHTS (Cost $85,666)		83,531

MUTUAL FUNDS — 5.2%
Diversified Financial — 5.2%
State Street Navigator Securities Lending Prime Portfolio (c)	18,720,167	18,720,167

TOTAL MUTUAL FUNDS (Cost $18,720,167)		18,720,167

TOTAL LONG-TERM INVESTMENTS (Cost $367,119,036)		372,612,448

	Principal Amount

SHORT-TERM INVESTMENTS — 4.4%
Repurchase Agreement — 4.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (d)	$15,959,493	15,959,493

TOTAL SHORT-TERM INVESTMENTS (Cost $15,959,493)		15,959,493

TOTAL INVESTMENTS — 107.4% (Cost $383,078,529) (e)		388,571,941

Other Assets/(Liabilities) — (7.4)%		(26,642,616)

NET ASSETS — 100.0%		$361,929,325

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $17,896,279. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $15,959,502. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $16,279,162.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 95.9%

COMMON STOCK — 95.9%
Basic Materials — 3.7%
Chemicals — 3.4%
CF Industries Holdings, Inc.	10,928	$2,220,132
Monsanto Co.	32,431	3,069,594
The Sherwin-Williams Co.	5,305	816,015

		6,105,741

Mining — 0.3%
Allied Nevada Gold Corp. (a)	18,160	547,161

		6,652,902

Communications — 20.5%
Advertising — 1.0%
Omnicom Group, Inc.	37,097	1,853,366

Internet — 7.3%
Amazon.com, Inc. (a)	11,270	2,830,348
eBay, Inc. (a)	44,187	2,254,420
F5 Networks, Inc. (a)	7,367	715,704
Google, Inc. Class A (a)	6,257	4,438,528
IAC/InterActiveCorp	45,506	2,152,434
Priceline.com, Inc. (a)	1,369	850,423

		13,241,857

Media — 3.4%
Comcast Corp. Class A	75,993	2,840,619
News Corp. Class A	64,415	1,645,159
Sirius XM Radio, Inc.	544,391	1,573,290

		6,059,068

Telecommunications — 8.8%
Cisco Systems, Inc.	459,481	9,028,802
QUALCOMM, Inc.	35,638	2,210,269
Verizon Communications, Inc.	106,302	4,599,687

		15,838,758

		36,993,049

Consumer, Cyclical — 13.1%
Auto Manufacturers — 0.7%
Ford Motor Co.	90,456	1,171,405

Lodging — 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	6,019	345,250

Retail — 12.2%
Bed Bath & Beyond, Inc. (a)	10,175	568,884
The Buckle, Inc.	24,790	1,106,626
Costco Wholesale Corp.	20,880	2,062,317
CVS Caremark Corp.	45,952	2,221,779
Dollar Tree, Inc. (a)	27,105	1,099,379
The Home Depot, Inc.	41,959	2,595,164
Lowe’s Cos., Inc.	74,640	2,651,213

	Number of Shares	Value
Lululemon Athletica, Inc. (a)	11,923	$908,890
O’Reilly Automotive, Inc. (a)	20,600	1,842,052
PetSmart, Inc.	18,541	1,267,092
The TJX Cos., Inc.	21,387	907,878
Wal-Mart Stores, Inc.	63,503	4,332,810
Yum! Brands, Inc.	7,919	525,822

		22,089,906

		23,606,561

Consumer, Non-cyclical — 23.8%
Agriculture — 2.4%
Philip Morris International, Inc.	52,252	4,370,357

Beverages — 2.9%
The Coca-Cola Co.	120,404	4,364,645
Green Mountain Coffee Roasters, Inc. (a)	20,786	859,709

		5,224,354

Biotechnology — 4.6%
Amgen, Inc.	43,589	3,762,602
Biogen Idec, Inc. (a)	13,996	2,052,793
Celgene Corp. (a)	27,290	2,148,269
Life Technologies Corp. (a)	6,583	323,094

		8,286,758

Commercial Services — 2.9%
The ADT Corp.	18,468	858,577
ITT Educational Services, Inc. (a)	650	11,252
McKesson Corp.	17,022	1,650,453
Visa, Inc. Class A	18,055	2,736,777

		5,257,059

Health Care – Products — 3.2%
Bruker Corp. (a)	40,858	623,901
Edwards Lifesciences Corp. (a)	10,704	965,180
Hologic, Inc. (a)	48,459	970,634
Johnson & Johnson	21,904	1,535,470
Zimmer Holdings, Inc.	24,418	1,627,704

		5,722,889

Health Care – Services — 1.9%
Aetna, Inc.	29,470	1,364,461
UnitedHealth Group, Inc.	38,110	2,067,087

		3,431,548

Pharmaceuticals — 5.9%
Abbott Laboratories	48,257	3,160,834
Eli Lilly & Co.	51,241	2,527,206
Gilead Sciences, Inc. (a)	29,904	2,196,449
Herbalife Ltd.	8,249	271,722
Merck & Co., Inc.	60,616	2,481,619

		10,637,830

		42,930,795

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 4.7%
Oil & Gas — 2.5%
Diamond Offshore Drilling, Inc.	23,921	$1,625,671
Exxon Mobil Corp.	22,357	1,934,998
Valero Energy Corp.	26,578	906,842

		4,467,511

Oil & Gas Services — 2.2%
Core Laboratories NV	2,079	227,256
National Oilwell Varco, Inc.	18,618	1,272,540
Oceaneering International, Inc.	24,594	1,322,911
Transocean Ltd.	27,098	1,209,926

		4,032,633

		8,500,144

Financial — 3.7%
Banks — 1.8%
Bank of America Corp.	283,263	3,285,851

Diversified Financial — 1.9%
American Express Co.	34,329	1,973,231
JP Morgan Chase & Co.	32,016	1,407,743

		3,380,974

		6,666,825

Industrial — 6.8%
Aerospace & Defense — 1.6%
The Boeing Co.	39,537	2,979,508

Manufacturing — 5.2%
Dover Corp.	9,252	607,949
General Electric Co.	93,854	1,969,996
Honeywell International, Inc.	45,341	2,877,793
Illinois Tool Works, Inc.	23,717	1,442,231
Parker Hannifin Corp.	19,071	1,622,179
Tyco International Ltd.	27,065	791,651

		9,311,799

		12,291,307

Technology — 19.6%
Computers — 9.8%
Apple, Inc.	19,014	10,135,032
EMC Corp. (a)	34,137	863,666
International Business Machines Corp.	21,190	4,058,944
NetApp, Inc. (a)	69,510	2,332,061
Riverbed Technology, Inc. (a)	17,254	340,249

		17,729,952

Internet — 0.9%
Check Point Software Technologies Ltd. (a)	32,301	1,538,820

Semiconductors — 2.0%
Altera Corp.	60,683	2,089,923
Emulex Corp. (a)	42,378	309,359

	Number of Shares	Value
QLogic Corp. (a)	9,471	$92,153
Xilinx, Inc.	28,735	1,031,586

		3,523,021

Software — 6.9%
BMC Software, Inc. (a)	19,629	778,486
Intuit, Inc.	9,117	542,462
Microsoft Corp.	192,948	5,157,500
NetSuite, Inc. (a)	9,379	631,207
Oracle Corp.	121,097	4,034,952
Red Hat, Inc. (a)	24,699	1,308,059

		12,452,666

		35,244,459

TOTAL COMMON STOCK (Cost $159,114,179)		172,886,042

TOTAL EQUITIES (Cost $159,114,179)		172,886,042

TOTAL LONG-TERM INVESTMENTS (Cost $159,114,179)		172,886,042

	Principal Amount

SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreement — 4.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$7,622,724	7,622,724

TOTAL SHORT-TERM INVESTMENTS (Cost $7,622,724)		7,622,724

TOTAL INVESTMENTS — 100.1% (Cost $166,736,903) (c)		180,508,766

Other Assets/(Liabilities) — (0.1)%		(156,647)

NET ASSETS — 100.0%		$180,352,119

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $7,622,729. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $7,778,251.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 97.4%
Basic Materials — 5.3%
Chemicals — 3.0%
The Dow Chemical Co.	57,450	$1,856,784
E.I. du Pont de Nemours & Co.	31,630	1,422,401
The Mosaic Co.	40,950	2,318,999

		5,598,184

Forest Products & Paper — 1.0%
International Paper Co.	45,500	1,812,720

Iron & Steel — 1.3%
Nucor Corp.	26,220	1,132,180
Steel Dynamics, Inc.	93,050	1,277,576

		2,409,756

		9,820,660

Communications — 8.6%
Media — 3.7%
CBS Corp. Class B	30,930	1,176,887
Comcast Corp. Class A	101,840	3,806,779
Thomson Reuters Corp.	61,300	1,781,378

		6,765,044

Telecommunications — 4.9%
AT&T, Inc.	122,390	4,125,767
Cisco Systems, Inc.	254,630	5,003,479

		9,129,246

		15,894,290

Consumer, Cyclical — 9.6%
Auto Manufacturers — 1.1%
General Motors Co. (a)	25,260	728,246
Paccar, Inc.	27,770	1,255,481

		1,983,727

Automotive & Parts — 0.5%
The Goodyear Tire & Rubber Co. (a)	68,440	945,156

Housewares — 0.9%
Newell Rubbermaid, Inc.	73,600	1,639,072

Retail — 6.6%
AutoZone, Inc. (a)	5,100	1,807,593
CVS Caremark Corp.	54,020	2,611,867
The Home Depot, Inc.	31,900	1,973,015
Kohl’s Corp.	45,220	1,943,556
Lowe’s Cos., Inc.	66,000	2,344,320
Nordstrom, Inc.	28,970	1,549,895

		12,230,246

Toys, Games & Hobbies — 0.5%
Mattel, Inc.	27,890	1,021,332

		17,819,533

	Number of Shares	Value
Consumer, Non-cyclical — 17.5%
Agriculture — 1.4%
Philip Morris International, Inc.	31,540	$2,638,006

Beverages — 2.1%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	22,050	1,927,391
PepsiCo, Inc.	28,340	1,939,306

		3,866,697

Biotechnology — 1.1%
Amgen, Inc.	23,870	2,060,458

Foods — 1.1%
General Mills, Inc.	33,920	1,370,707
Kraft Foods Group, Inc.	16,936	770,080

		2,140,787

Health Care – Products — 3.7%
Baxter International, Inc.	34,260	2,283,771
Covidien PLC	40,120	2,316,529
Johnson & Johnson	31,710	2,222,871

		6,823,171

Health Care – Services — 1.8%
HCA Holdings, Inc.	23,385	705,526
UnitedHealth Group, Inc.	47,610	2,582,366

		3,287,892

Pharmaceuticals — 6.3%
Merck & Co., Inc.	104,490	4,277,820
Pfizer, Inc.	142,110	3,564,119
Roche Holding AG	11,793	2,402,528
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	41,520	1,550,357

		11,794,824

		32,611,835

Energy — 12.9%
Oil & Gas — 11.5%
Anadarko Petroleum Corp.	24,400	1,813,164
Chevron Corp.	58,050	6,277,527
EOG Resources, Inc.	7,660	925,251
Exxon Mobil Corp.	48,800	4,223,640
Marathon Oil Corp.	49,840	1,528,094
Noble Corp.	27,400	954,068
Occidental Petroleum Corp.	35,470	2,717,357
Royal Dutch Shell PLC B Shares Sponsored ADR (United Kingdom)	23,210	1,645,357
Southwestern Energy Co. (a)	41,250	1,378,163

		21,462,621

Oil & Gas Services — 1.4%
Halliburton Co.	73,000	2,532,370

		23,994,991

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 24.1%
Banks — 6.7%
BB&T Corp.	74,100	$2,157,051
PNC Financial Services Group, Inc.	67,390	3,929,511
Wells Fargo & Co.	185,590	6,343,466

		12,430,028

Diversified Financial — 9.4%
Ameriprise Financial, Inc.	6,500	407,095
BlackRock, Inc.	12,970	2,681,029
Citigroup, Inc.	78,300	3,097,548
Credit Suisse Group Sponsored ADR (Switzerland)	37,480	920,509
The Goldman Sachs Group, Inc.	19,470	2,483,593
IntercontinentalExchange, Inc. (a)	7,300	903,813
JP Morgan Chase & Co.	161,280	7,091,481

		17,585,068

Insurance — 8.0%
ACE Ltd.	50,440	4,025,112
American International Group, Inc. (a)	59,400	2,096,820
The Chubb Corp.	23,540	1,773,033
Marsh & McLennan Cos., Inc.	87,290	3,008,886
Principal Financial Group, Inc.	43,940	1,253,169
Swiss Re AG (a)	22,921	1,672,872
Unum Group	49,240	1,025,177

		14,855,069

		44,870,165

Industrial — 10.5%
Aerospace & Defense — 2.4%
The Boeing Co.	27,060	2,039,242
Spirit AeroSystems Holdings, Inc. Class A (a)	29,000	492,130
United Technologies Corp.	23,000	1,886,230

		4,417,602

Hand & Machine Tools — 1.2%
Stanley Black & Decker, Inc.	30,260	2,238,332

Machinery – Construction & Mining — 0.9%
Ingersoll-Rand PLC	36,670	1,758,693

Manufacturing — 6.0%
3M Co.	19,750	1,833,787
Eaton Corp. PLC	45,400	2,460,680
General Electric Co.	186,980	3,924,710
Illinois Tool Works, Inc.	30,080	1,829,165
Tyco International Ltd.	38,990	1,140,458

		11,188,800

		19,603,427

	Number of Shares	Value
Technology — 6.0%
Computers — 0.7%
Hewlett-Packard Co.	40,070	$570,998
NetApp, Inc. (a)	19,900	667,645

		1,238,643

Semiconductors — 4.1%
Analog Devices, Inc.	44,940	1,890,176
Intel Corp.	112,870	2,328,508
Maxim Integrated Products, Inc.	46,260	1,360,044
Xilinx, Inc.	56,550	2,030,145

		7,608,873

Software — 1.2%
Microsoft Corp.	82,760	2,212,175

		11,059,691

Utilities — 2.9%
Electric — 2.9%
Edison International	34,790	1,572,160
Entergy Corp.	18,190	1,159,612
NextEra Energy, Inc.	13,940	964,509
Northeast Utilities	42,760	1,671,061

		5,367,342

TOTAL COMMON STOCK (Cost $158,664,407)		181,041,934

TOTAL EQUITIES (Cost $158,664,407)		181,041,934

TOTAL LONG-TERM INVESTMENTS (Cost $158,664,407)		181,041,934

	Principal Amount

SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$5,012,429	5,012,429

TOTAL SHORT-TERM INVESTMENTS (Cost $5,012,429)		5,012,429

TOTAL INVESTMENTS — 100.1% (Cost $163,676,836) (c)		186,054,363

Other Assets/(Liabilities) — (0.1)%		(200,353)

NET ASSETS — 100.0%		$185,854,010

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $5,012,432. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $5,116,605.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 98.0%
Basic Materials — 9.7%
Chemicals — 8.4%
Air Liquide	7,217	$904,410
Akzo Nobel NV	35,604	2,349,402
Brenntag AG	5,097	669,632
International Flavors & Fragrances, Inc.	21,880	1,455,895
Linde AG	25,958	4,526,801
Praxair, Inc.	16,330	1,787,319
The Sherwin-Williams Co.	1,900	292,258
Shin-Etsu Chemical Co. Ltd.	11,500	702,414

		12,688,131

Forest Products & Paper — 1.3%
Svenska Cellulosa AB Class B	90,409	1,979,113

		14,667,244

Communications — 6.4%
Advertising — 1.2%
Omnicom Group, Inc.	38,240	1,910,470

Media — 4.4%
Viacom, Inc. Class B	12,260	646,592
The Walt Disney Co.	80,040	3,985,192
WPP PLC	140,441	2,041,629

		6,673,413

Telecommunications — 0.8%
Cisco Systems, Inc.	60,340	1,185,681

		9,769,564

Consumer, Cyclical — 9.4%
Apparel — 1.0%
Burberry Group PLC	39,536	809,482
Nike, Inc. Class B	12,540	647,064

		1,456,546

Automotive & Parts — 0.8%
Delphi Automotive PLC (a)	32,830	1,255,747

Entertainment — 0.6%
William Hill PLC	162,054	920,407

Food Services — 1.2%
Compass Group PLC	151,600	1,792,937

Leisure Time — 0.2%
Harley-Davidson, Inc.	6,090	297,436

Retail — 5.6%
Cie Financiere Richemont SA	23,753	1,899,372
Hennes & Mauritz AB Class B	15,050	522,977
Lawson, Inc. (b)	6,400	435,030
McDonald’s Corp.	15,330	1,352,259
Sally Beauty Holdings, Inc. (a)	37,950	894,482
Target Corp.	23,860	1,411,796

	Number of Shares	Value
Urban Outfitters, Inc. (a)	8,140	$320,390
Walgreen Co.	44,350	1,641,394

		8,477,700

		14,200,773

Consumer, Non-cyclical — 29.1%
Beverages — 7.9%
Carlsberg A/S Class B	12,609	1,239,649
Diageo PLC	131,619	3,831,761
Dr. Pepper Snapple Group, Inc.	23,570	1,041,322
Heineken NV	58,715	3,916,462
Pernod-Ricard SA	16,210	1,906,082

		11,935,276

Commercial Services — 2.7%
Adecco SA (a)	17,770	941,911
Visa, Inc. Class A	20,470	3,102,843

		4,044,754

Cosmetics & Personal Care — 2.1%
Beiersdorf AG	6,305	515,180
Colgate-Palmolive Co.	20,450	2,137,843
The Procter & Gamble Co.	8,140	552,625

		3,205,648

Foods — 5.3%
Danone SA	41,228	2,723,919
The J.M. Smucker Co.	7,350	633,864
Nestle SA	68,531	4,466,447
Tesco PLC	55,530	305,044

		8,129,274

Health Care – Products — 3.7%
Johnson & Johnson	14,360	1,006,636
Medtronic, Inc.	39,790	1,632,186
Sonova Holding AG (a)	7,934	878,985
St. Jude Medical, Inc.	59,940	2,166,232

		5,684,039

Household Products — 2.5%
Reckitt Benckiser Group PLC	59,547	3,730,246

Pharmaceuticals — 4.9%
Bayer AG	33,339	3,165,955
DENTSPLY International, Inc.	29,030	1,149,878
Merck KGaA	14,880	1,963,236
Roche Holding AG	5,685	1,158,176

		7,437,245

		44,166,482

Diversified — 2.0%
Holding Company – Diversified — 2.0%
LVMH Moet Hennessy Louis Vuitton SA	16,002	2,981,927

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 2.9%
Oil & Gas — 0.6%
Inpex Corp.	176	$939,286

Oil & Gas Services — 2.3%
National Oilwell Varco, Inc.	21,990	1,503,016
Schlumberger Ltd.	28,140	1,949,821

		3,452,837

		4,392,123

Financial — 13.0%
Banks — 8.4%
Banco Santander SA ADS (Brazil) (b)	52,580	382,257
Bank of New York Mellon Corp.	90,720	2,331,504
Credicorp Ltd. (b)	3,640	533,478
Erste Group Bank AG (a)	27,406	876,321
ICICI Bank Ltd. Sponsored ADR (India)	21,640	943,720
Itau Unibanco Holding SA Sponsored ADR (Brazil)	58,940	970,152
Julius Baer Group Ltd. (a)	31,479	1,132,572
Komercni Banka AS	3,719	786,895
Standard Chartered PLC	90,182	2,285,994
State Street Corp.	55,280	2,598,713

		12,841,606

Diversified Financial — 3.8%
Aeon Credit Service Co. Ltd. (b)	25,500	514,849
American Express Co.	25,270	1,452,520
Deutsche Boerse AG	14,665	895,093
The Goldman Sachs Group, Inc.	12,040	1,535,822
UBS AG (a)	87,698	1,379,154

		5,777,438

Insurance — 0.8%
Swiss Re AG (a)	16,210	1,183,075

		19,802,119

Industrial — 16.8%
Aerospace & Defense — 1.8%
United Technologies Corp.	33,280	2,729,293

Electrical Components & Equipment — 2.8%
Legrand SA	45,867	1,935,899
Schneider Electric SA	30,479	2,273,232

		4,209,131

Electronics — 2.8%
Amphenol Corp. Class A	22,030	1,425,341
Hoya Corp.	60,800	1,197,088
Waters Corp. (a)	18,580	1,618,690

		4,241,119

Health Care – Services — 1.9%
Thermo Fisher Scientific, Inc.	45,340	2,891,785

Machinery – Diversified — 0.2%
Rockwell Automation, Inc.	4,330	363,677

	Number of Shares	Value
Manufacturing — 3.8%
3M Co.	27,280	$2,532,948
Honeywell International, Inc.	50,400	3,198,888

		5,731,836

Transportation — 3.5%
Canadian National Railway Co.	28,510	2,594,695
Kuehne & Nagel International AG	2,880	350,498
United Parcel Service, Inc. Class B	32,560	2,400,649

		5,345,842

		25,512,683

Technology — 8.4%
Computers — 1.9%
Accenture PLC Class A	44,280	2,944,620

Internet — 0.4%
Check Point Software Technologies Ltd. (a)	12,020	572,633

Office Equipment/Supplies — 0.9%
Canon, Inc. (b)	33,800	1,325,709

Semiconductors — 2.2%
Altera Corp.	26,000	895,440
Microchip Technology, Inc.	29,080	947,717
Samsung Electronics Co., Ltd.	1,080	1,545,724

		3,388,881

Software — 3.0%
Autodesk, Inc. (a)	22,830	807,040
Dassault Systemes SA	5,250	587,713
Oracle Corp.	92,200	3,072,104

		4,466,857

		12,698,700

Utilities — 0.3%
Electric — 0.3%
Red Electrica Corp. SA (b)	9,116	450,399

TOTAL COMMON STOCK (Cost $112,206,112)		148,642,014

TOTAL EQUITIES (Cost $112,206,112)		148,642,014

MUTUAL FUNDS — 1.9%
Diversified Financial — 1.9%
State Street Navigator Securities Lending Prime Portfolio (c)	2,879,151	2,879,151

TOTAL MUTUAL FUNDS (Cost $2,879,151)		2,879,151

TOTAL LONG-TERM INVESTMENTS (Cost $115,085,263)		151,521,165

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (d)	$3,107,137	$3,107,137

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	9,109	9,109

TOTAL SHORT-TERM INVESTMENTS (Cost $3,116,246)		3,116,246

TOTAL INVESTMENTS — 101.9% (Cost $118,201,509) (e)		154,637,411

Other Assets/(Liabilities) — (1.9)%		(2,942,216)

NET ASSETS — 100.0%		$151,695,195

Notes to Portfolio of Investments

ADR	American Depositary Receipt
ADS	American Depositary Share
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $2,749,154. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,107,140. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $3,171,966.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 3.2%
Chemicals — 3.2%
Celanese Corp. Series A	20,770	$924,888
Linde AG	7,323	1,277,054
Praxair, Inc.	11,717	1,282,426
The Sherwin-Williams Co.	4,117	633,277

		4,117,645

Communications — 6.4%
Internet — 2.2%
Facebook, Inc. Class A (a)	8,750	233,012
Google, Inc. Class A (a)	3,715	2,635,310

		2,868,322

Media — 3.4%
Comcast Corp. Class A	40,560	1,516,133
The Walt Disney Co.	56,187	2,797,550

		4,313,683

Telecommunications — 0.8%
AT&T, Inc.	29,484	993,906

		8,175,911

Consumer, Cyclical — 7.6%
Apparel — 1.8%
Nike, Inc. Class B	22,846	1,178,853
VF Corp.	7,680	1,159,450

		2,338,303

Auto Manufacturers — 0.6%
Bayerische Motoren Werke AG	8,166	787,545

Automotive & Parts — 0.5%
Delphi Automotive PLC (a)	16,740	640,305

Distribution & Wholesale — 0.7%
W.W. Grainger, Inc.	4,280	866,144

Retail — 4.0%
Hennes & Mauritz AB Class B	22,610	785,682
Kohl’s Corp.	28,603	1,229,357
McDonald’s Corp.	14,890	1,313,447
Target Corp.	31,298	1,851,903

		5,180,389

		9,812,686

Consumer, Non-cyclical — 24.8%
Agriculture — 1.6%
Philip Morris International, Inc.	24,083	2,014,302

	Number of Shares	Value
Beverages — 2.2%
Diageo PLC	50,859	$1,480,634
Heineken NV	20,024	1,335,659

		2,816,293

Biotechnology — 0.8%
Celgene Corp. (a)	12,550	987,936

Commercial Services — 3.0%
MasterCard, Inc. Class A	3,342	1,641,858
Visa, Inc. Class A	14,690	2,226,710

		3,868,568

Cosmetics & Personal Care — 2.7%
Colgate-Palmolive Co.	12,494	1,306,123
The Procter & Gamble Co.	33,048	2,243,628

		3,549,751

Foods — 2.9%
Danone SA	28,340	1,872,413
General Mills, Inc.	21,258	859,036
Mondelez International, Inc. Class A	38,580	982,633

		3,714,082

Health Care – Products — 6.7%
Baxter International, Inc.	14,557	970,370
Covidien PLC	37,250	2,150,815
Johnson & Johnson	41,308	2,895,691
Medtronic, Inc.	22,578	926,149
St. Jude Medical, Inc.	47,208	1,706,097

		8,649,122

Household Products — 0.9%
Reckitt Benckiser Group PLC	19,564	1,225,562

Pharmaceuticals — 4.0%
Gilead Sciences, Inc. (a)	14,344	1,053,567
Pfizer, Inc.	126,060	3,161,585
Valeant Pharmaceuticals International, Inc. (a)	14,800	884,596

		5,099,748

		31,925,364

Diversified — 1.1%
Holding Company – Diversified — 1.1%
LVMH Moet Hennessy Louis Vuitton SA	7,344	1,368,534

Energy — 10.4%
Oil & Gas — 6.7%
Chevron Corp.	19,731	2,133,710
EOG Resources, Inc.	14,490	1,750,247
Exxon Mobil Corp.	36,009	3,116,579
Occidental Petroleum Corp.	21,331	1,634,168

		8,634,704

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 3.7%
Cameron International Corp. (a)	20,980	$1,184,531
Dresser-Rand Group, Inc. (a)	25,990	1,459,078
National Oilwell Varco, Inc.	16,896	1,154,842
Schlumberger Ltd.	14,007	970,545

		4,768,996

		13,403,700

Financial — 15.7%
Banks — 3.7%
Bank of America Corp.	110,003	1,276,035
Bank of New York Mellon Corp.	26,346	677,092
State Street Corp.	12,762	599,941
Wells Fargo & Co.	65,760	2,247,677

		4,800,745

Diversified Financial — 8.9%
American Express Co.	34,988	2,011,110
BlackRock, Inc.	10,610	2,193,193
Franklin Resources, Inc.	12,063	1,516,319
The Goldman Sachs Group, Inc.	17,949	2,289,575
JP Morgan Chase & Co.	76,932	3,382,700

		11,392,897

Insurance — 1.8%
ACE Ltd.	29,290	2,337,342

Real Estate Investment Trusts (REITS) — 1.3%
American Tower Corp.	21,462	1,658,369

		20,189,353

Industrial — 12.9%
Aerospace & Defense — 1.7%
United Technologies Corp.	27,032	2,216,894

Engineering & Construction — 0.9%
Fluor Corp.	19,870	1,167,164

Hand & Machine Tools — 0.9%
Stanley Black & Decker, Inc.	16,020	1,184,999

Health Care – Services — 1.5%
Thermo Fisher Scientific, Inc.	29,600	1,887,888

Manufacturing — 4.3%
Danaher Corp.	60,972	3,408,335
Honeywell International, Inc.	32,970	2,092,606

		5,500,941

Metal Fabricate & Hardware — 1.4%
Precision Castparts Corp.	9,390	1,778,654

Transportation — 2.2%
Canadian National Railway Co.	17,169	1,562,550
United Parcel Service, Inc. Class B	17,460	1,287,326

		2,849,876

		16,586,416

	Number of Shares	Value
Technology — 14.0%
Computers — 7.8%
Accenture PLC Class A	22,080	$1,468,320
Apple, Inc.	9,107	4,854,304
Cognizant Technology Solutions Corp. Class A (a)	14,890	1,102,604
EMC Corp. (a)	101,519	2,568,431

		9,993,659

Internet — 0.8%
Check Point Software Technologies Ltd. (a)	22,450	1,069,518

Semiconductors — 3.1%
Altera Corp.	44,610	1,536,368
ASML Holding NV	6,623	426,588
Microchip Technology, Inc.	59,849	1,950,479

		3,913,435

Software — 2.3%
Citrix Systems, Inc. (a)	8,860	582,545
Oracle Corp.	70,900	2,362,388

		2,944,933

		17,921,545

Utilities — 3.1%
Electric — 3.1%
Alliant Energy Corp.	20,070	881,274
American Electric Power Co., Inc.	30,073	1,283,516
CMS Energy Corp.	36,470	889,138
Wisconsin Energy Corp.	24,840	915,354

		3,969,282

TOTAL COMMON STOCK (Cost $103,200,629)		127,470,436

TOTAL EQUITIES (Cost $103,200,629)		127,470,436

TOTAL LONG-TERM INVESTMENTS (Cost $103,200,629)		127,470,436

	Principal Amount

SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$916,132	916,132

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	$5,530	$5,530

TOTAL SHORT-TERM INVESTMENTS (Cost $921,662)		921,662

TOTAL INVESTMENTS — 99.9% (Cost $104,122,291) (c)		128,392,098

Other Assets/(Liabilities) — 0.1%		108,052

NET ASSETS — 100.0%		$128,500,150

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $916,132. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $934,920.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 96.3%

COMMON STOCK — 96.3%
Basic Materials — 6.9%
Chemicals — 2.8%
The Dow Chemical Co.	31,590	$1,020,989
E.I. du Pont de Nemours & Co.	51,790	2,328,996
Olin Corp.	18,700	403,733
Praxair, Inc.	11,610	1,270,715

		5,024,433

Forest Products & Paper — 0.6%
MeadWestvaco Corp.	36,240	1,154,969

Mining — 3.4%
Barrick Gold Corp.	17,470	611,547
BHP Billiton Ltd.	94,490	3,690,127
Rio Tinto Ltd.	16,450	1,144,984
Southern Copper Corp.	18,712	708,436

		6,155,094

Real Estate Investment Trusts (REITS) — 0.1%
Weyerhaeuser Co.	8,400	233,688

		12,568,184

Communications — 8.2%
Media — 2.8%
Comcast Corp. Special Class A	71,780	2,580,491
Time Warner Cable, Inc.	17,570	1,707,628
The Walt Disney Co.	15,850	789,172

		5,077,291

Telecommunications — 5.4%
AT&T, Inc.	91,360	3,079,746
BCE, Inc.	14,140	607,172
CenturyLink, Inc.	63,276	2,475,357
Verizon Communications, Inc.	69,530	3,008,563
Vodafone Group PLC Sponsored ADR (United Kingdom)	26,260	661,489

		9,832,327

		14,909,618

Consumer, Cyclical — 7.5%
Apparel — 1.2%
VF Corp.	14,940	2,255,492

Automotive & Parts — 0.4%
Johnson Controls, Inc.	24,230	743,861

Retail — 5.3%
The Home Depot, Inc.	61,170	3,783,365
Limited Brands, Inc.	46,940	2,208,996
McDonald’s Corp.	29,780	2,626,894
Wal-Mart Stores, Inc.	15,040	1,026,179

		9,645,434

	Number of Shares	Value
Toys, Games & Hobbies — 0.6%
Mattel, Inc.	28,360	$1,038,543

		13,683,330

Consumer, Non-cyclical — 18.9%
Agriculture — 3.2%
Altria Group, Inc.	30,590	961,138
Lorillard, Inc.	12,210	1,424,541
Philip Morris International, Inc.	40,380	3,377,383

		5,763,062

Beverages — 2.4%
The Coca-Cola Co.	59,870	2,170,288
Diageo PLC	77,330	2,251,271

		4,421,559

Commercial Services — 0.2%
Automatic Data Processing, Inc.	8,080	460,641

Cosmetics & Personal Care — 1.1%
The Procter & Gamble Co.	30,890	2,097,122

Foods — 3.8%
General Mills, Inc.	35,640	1,440,213
H.J. Heinz Co.	18,880	1,088,998
Kraft Foods Group, Inc.	18,366	835,102
Mondelez International, Inc. Class A	55,100	1,403,397
Unilever NV NY Shares	55,020	2,107,266

		6,874,976

Health Care – Products — 1.4%
Johnson & Johnson	37,650	2,639,265

Health Care – Services — 0.5%
Quest Diagnostics, Inc.	15,590	908,429

Household Products — 0.8%
Kimberly-Clark Corp.	17,160	1,448,819

Pharmaceuticals — 5.5%
Abbott Laboratories	18,470	1,209,785
Bristol-Myers Squibb Co.	44,820	1,460,684
Mead Johnson Nutrition Co.	8,163	537,860
Merck & Co., Inc.	66,930	2,740,114
Pfizer, Inc.	159,600	4,002,768

		9,951,211

		34,565,084

Energy — 12.3%
Coal — 0.1%
CONSOL Energy, Inc.	4,300	138,030
Peabody Energy Corp.	3,700	98,457

		236,487

Oil & Gas — 9.9%
Chevron Corp.	50,680	5,480,535
ConocoPhillips	15,900	922,041
EQT Corp.	11,700	690,066

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Exxon Mobil Corp.	44,720	$3,870,516
Marathon Oil Corp.	32,710	1,002,889
Marathon Petroleum Corp.	16,760	1,055,880
Occidental Petroleum Corp.	17,570	1,346,038
Phillips 66	10,250	544,275
Royal Dutch Shell PLC Class A	15,040	531,431
Total SA Sponsored ADR (France)	50,080	2,604,661

		18,048,332

Oil & Gas Services — 0.5%
Schlumberger Ltd.	12,720	881,369

Pipelines — 1.8%
Enbridge, Inc.	60,370	2,610,955
Spectra Energy Corp.	26,450	724,201

		3,335,156

		22,501,344

Financial — 16.1%
Banks — 8.0%
Bank of Nova Scotia	31,590	1,824,833
Fifth Third Bancorp	45,114	685,282
M&T Bank Corp.	4,340	427,360
National Bank of Canada	26,250	2,038,353
The Toronto-Dominion Bank	22,240	1,872,524
U.S. Bancorp	80,460	2,569,893
Wells Fargo & Co.	149,900	5,123,582

		14,541,827

Diversified Financial — 4.0%
American Express Co.	34,120	1,961,217
JP Morgan Chase & Co.	120,740	5,308,938

		7,270,155

Insurance — 4.1%
ACE Ltd.	15,950	1,272,810
The Chubb Corp.	25,500	1,920,660
Prudential Financial, Inc.	33,210	1,771,089
The Travelers Cos., Inc.	36,600	2,628,612

		7,593,171

		29,405,153

Industrial — 14.5%
Aerospace & Defense — 4.6%
General Dynamics Corp.	21,200	1,468,524
Northrop Grumman Corp.	23,620	1,596,240
Raytheon Co.	42,500	2,446,300
Rockwell Collins, Inc.	6,260	364,144
United Technologies Corp.	31,590	2,590,696

		8,465,904

Machinery – Construction & Mining — 1.6%
Caterpillar, Inc.	33,620	3,011,680

	Number of Shares	Value
Machinery – Diversified — 2.1%
Deere & Co.	37,350	$3,227,787
Rockwell Automation, Inc.	7,160	601,368

		3,829,155

Manufacturing — 3.3%
3M Co.	16,450	1,527,382
General Electric Co.	142,640	2,994,014
Honeywell International, Inc.	24,130	1,531,531

		6,052,927

Packaging & Containers — 0.2%
Packaging Corporation of America	7,600	292,372

Transportation — 2.7%
Canadian National Railway Co.	23,520	2,140,555
Union Pacific Corp.	11,410	1,434,465
United Parcel Service, Inc. Class B	18,070	1,332,301

		4,907,321

		26,559,359

Technology — 4.0%
Computers — 1.9%
International Business Machines Corp.	17,670	3,384,688

Semiconductors — 0.9%
Intel Corp.	78,640	1,622,343

Software — 1.2%
Microsoft Corp.	83,790	2,239,707

		7,246,738

Utilities — 7.9%
Electric — 6.6%
American Electric Power Co., Inc.	19,380	827,138
Consolidated Edison, Inc.	6,860	381,004
Dominion Resources, Inc.	32,310	1,673,658
Duke Energy Corp.	12,100	771,980
Edison International	16,860	761,903
FirstEnergy Corp.	23,040	962,150
ITC Holdings Corp.	5,450	419,160
NextEra Energy, Inc.	24,430	1,690,312
Northeast Utilities	18,770	733,532
PPL Corp.	13,940	399,102
Public Service Enterprise Group, Inc.	37,030	1,133,118
The Southern Co.	37,650	1,611,797
Wisconsin Energy Corp.	19,480	717,838

		12,082,692

Gas — 0.5%
Sempra Energy	11,410	809,425

Pipelines — 0.2%
Kinder Morgan, Inc.	9,590	338,815

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.6%
American Water Works Co., Inc.	31,290	$1,161,798

		14,392,730

TOTAL COMMON STOCK (Cost $151,491,363)		175,831,540

TOTAL EQUITIES (Cost $151,491,363)		175,831,540

TOTAL LONG-TERM INVESTMENTS (Cost $151,491,363)		175,831,540

	Principal Amount

SHORT-TERM INVESTMENTS — 3.9%
Repurchase Agreement — 3.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (a)	$7,079,636	7,079,636

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	7,514	7,514

TOTAL SHORT-TERM INVESTMENTS (Cost $7,087,150)		7,087,150

TOTAL INVESTMENTS — 100.2% (Cost $158,578,513) (b)		182,918,690

Other Assets/(Liabilities) — (0.2)%		(429,534)

NET ASSETS — 100.0%		$182,489,156

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Maturity value of $7,079,640. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $7,224,112.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 97.4%
Basic Materials — 4.0%
Chemicals — 4.0%
Ecolab, Inc.	30,570	$2,197,983
Monsanto Co.	40,500	3,833,325
Praxair, Inc.	20,260	2,217,457

		8,248,765

Communications — 19.2%
Internet — 10.2%
Amazon.com, Inc. (a)	14,510	3,644,041
eBay, Inc. (a)	103,740	5,292,815
F5 Networks, Inc. (a)	27,730	2,693,970
Google, Inc. Class A (a)	10,700	7,590,259
Priceline.com, Inc. (a)	3,180	1,975,416

		21,196,501

Telecommunications — 3.4%
Crown Castle International Corp. (a)	25,240	1,821,318
QUALCOMM, Inc.	83,040	5,150,141

		6,971,459

Media — 5.6%
CBS Corp. Class B	94,400	3,591,920
Comcast Corp. Class A	121,060	4,525,223
Discovery Communications, Inc. Series A (a)	6,910	438,647
The Walt Disney Co.	63,540	3,163,656

		11,719,446

		39,887,406

Consumer, Cyclical — 10.6%
Apparel — 2.1%
Ralph Lauren Corp.	14,960	2,242,803
VF Corp.	13,300	2,007,901

		4,250,704

Lodging — 1.2%
Starwood Hotels & Resorts Worldwide, Inc.	45,010	2,581,774

Retail — 7.3%
Costco Wholesale Corp.	35,130	3,469,790
Dollar General Corp. (a)	41,150	1,814,303
The Home Depot, Inc.	65,580	4,056,123
Michael Kors Holdings Ltd. (a)	42,330	2,160,100
Nordstrom, Inc.	37,560	2,009,460
Tractor Supply Co.	18,610	1,644,380

		15,154,156

		21,986,634

	Number of Shares	Value
Consumer, Non-cyclical — 24.9%
Beverages — 3.0%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	46,410	$4,056,698
Diageo PLC Sponsored ADR (United Kingdom)	17,530	2,043,648

		6,100,346

Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc. (a)	14,380	1,348,988
Illumina, Inc. (a)	28,040	1,558,743

		2,907,731

Commercial Services — 5.7%
MasterCard, Inc. Class A	9,610	4,721,201
Verisk Analytics, Inc. Class A (a)	38,050	1,940,550
Visa, Inc. Class A	33,720	5,111,278

		11,773,029

Cosmetics & Personal Care — 1.9%
The Estee Lauder Cos., Inc. Class A	66,780	3,997,451

Foods — 1.7%
Whole Foods Market, Inc.	38,640	3,528,991

Health Care – Products — 2.3%
Edwards Lifesciences Corp. (a)	20,200	1,821,434
Intuitive Surgical, Inc. (a)	5,820	2,853,953

		4,675,387

Health Care – Services — 1.0%
Catamaran Corp. (a)	44,780	2,109,586

Pharmaceuticals — 7.9%
Allergan, Inc.	49,870	4,574,575
Gilead Sciences, Inc. (a)	55,230	4,056,643
Novo Nordisk A/S Sponsored ADR (Denmark)	21,670	3,536,761
Shire PLC Sponsored ADR (United Kingdom)	20,560	1,895,221
Watson Pharmaceuticals, Inc. (a)	27,790	2,389,940

		16,453,140

		51,545,661

Energy — 4.6%
Oil & Gas — 0.9%
Anadarko Petroleum Corp.	24,170	1,796,073

Oil & Gas Services — 3.7%
Cameron International Corp. (a)	60,400	3,410,184
Schlumberger Ltd.	61,850	4,285,586

		7,695,770

		9,491,843

Financial — 3.0%
Diversified Financial — 1.0%
T. Rowe Price Group, Inc.	32,810	2,136,915

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 2.0%
American Tower Corp.	53,050	$4,099,174

		6,236,089

Industrial — 11.9%
Electrical Components & Equipment — 1.7%
AMETEK, Inc.	95,335	3,581,736

Electronics — 1.3%
Trimble Navigation Ltd. (a)	44,240	2,644,667

Environmental Controls — 0.5%
Stericycle, Inc. (a)	12,200	1,137,894

Machinery – Diversified — 1.5%
Cummins, Inc.	27,850	3,017,547

Manufacturing — 3.2%
Eaton Corp. PLC	54,330	2,944,686
Honeywell International, Inc.	58,480	3,711,726

		6,656,412

Metal Fabricate & Hardware — 2.2%
Precision Castparts Corp.	24,250	4,593,435

Transportation — 1.5%
Kansas City Southern	37,140	3,100,447

		24,732,138

Technology — 19.2%
Computers — 11.1%
Accenture PLC Class A	64,760	4,306,540
Apple, Inc.	21,180	11,289,575
EMC Corp. (a)	214,300	5,421,790
Teradata Corp. (a)	32,590	2,016,995

		23,034,900

Semiconductors — 0.7%
Avago Technologies Ltd.	47,100	1,491,186

Software — 7.4%
Citrix Systems, Inc. (a)	36,560	2,403,820
Intuit, Inc.	36,890	2,194,955
Microsoft Corp.	126,840	3,390,433
Red Hat, Inc. (a)	35,210	1,864,722
Salesforce.com, Inc. (a)	14,950	2,513,095
SAP AG Sponsored ADR (Germany)	36,260	2,914,579

		15,281,604

		39,807,690

TOTAL COMMON STOCK (Cost $177,146,395)		201,936,226

TOTAL EQUITIES (Cost $177,146,395)		201,936,226

TOTAL LONG-TERM INVESTMENTS (Cost $177,146,395)		201,936,226

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$4,808,134	$4,808,134

TOTAL SHORT-TERM INVESTMENTS (Cost $4,808,134)		4,808,134

TOTAL INVESTMENTS — 99.7% (Cost $181,954,529) (c)		206,744,360

Other Assets/(Liabilities) — 0.3%		527,690

NET ASSETS — 100.0%		$207,272,050

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $4,808,137. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $4,907,272.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 94.2%

COMMON STOCK — 94.2%
Basic Materials — 6.4%
Chemicals — 5.1%
Air Products & Chemicals, Inc.	38,180	$3,207,884
Ecolab, Inc.	26,270	1,888,813
Monsanto Co.	37,650	3,563,572
Potash Corp. of Saskatchewan, Inc.	36,196	1,472,815
Praxair, Inc.	7,500	820,875

		10,953,959

Forest Products & Paper — 0.0%
Sino-Forest Corp. (a) (b)	152,310	-
Sino-Forest Corp. (Acquired 12/17/09, Cost $61,902) (a) (b) (c) (d)	3,900	-

		-

Machinery – Construction & Mining — 1.3%
BHP Billiton PLC	42,200	1,482,887
Rio Tinto PLC	23,672	1,379,426

		2,862,313

		13,816,272

Communications — 8.2%
Internet — 5.5%
Google, Inc. Class A (a)	11,845	8,402,488
Groupon, Inc. (a) (e)	68,250	333,060
Liberty Interactive Corp. Class A (a)	58,650	1,154,232
Liberty Ventures Series A (a)	3,944	267,245
Netflix, Inc. (a) (e)	17,790	1,650,556

		11,807,581

Media — 2.5%
Grupo Televisa SAB Sponsored ADR (Mexico) (e)	19,710	523,892
The Walt Disney Co.	99,270	4,942,653

		5,466,545

Telecommunications — 0.2%
America Movil SAB de CV Sponsored ADR (Mexico)	16,980	392,917

		17,667,043

Consumer, Cyclical — 15.9%
Auto Manufacturers — 0.9%
Paccar, Inc.	39,710	1,795,289

Housewares — 0.1%
Hunter Douglas NV	6,765	262,853

Leisure Time — 0.6%
Harley-Davidson, Inc.	27,630	1,349,449

Retail — 14.3%
Bed Bath & Beyond, Inc. (a)	95,060	5,314,805
CarMax, Inc. (a)	34,070	1,278,988

	Number of Shares	Value
Cie Financiere Richemont SA	5,300	$423,806
Costco Wholesale Corp.	101,530	10,028,118
CVS Caremark Corp.	273,768	13,236,683
Tiffany & Co.	10,160	582,574

		30,864,974

		34,272,565

Consumer, Non-cyclical — 10.7%
Agriculture — 0.9%
Philip Morris International, Inc.	23,240	1,943,794

Beverages — 4.4%
The Coca-Cola Co.	74,660	2,706,425
Diageo PLC Sponsored ADR (United Kingdom)	40,400	4,709,832
Heineken Holding NV Class A	40,150	2,199,285

		9,615,542

Commercial Services — 1.9%
Iron Mountain, Inc.	85,834	2,665,146
Visa, Inc. Class A	9,760	1,479,421

		4,144,567

Cosmetics & Personal Care — 0.2%
Natura Cosmeticos SA	13,700	393,106

Foods — 0.7%
Nestle SA	3,070	200,085
Sysco Corp.	18,570	587,926
Unilever NV NY Shares	16,760	641,908

		1,429,919

Health Care – Services — 0.1%
Laboratory Corporation of America Holdings (a)	2,870	248,599

Pharmaceuticals — 2.5%
Express Scripts Holding Co. (a)	89,280	4,821,120
Pfizer, Inc.	22,880	573,830

		5,394,950

		23,170,477

Diversified — 1.3%
Holding Company – Diversified — 1.3%
China Merchants Holdings International Co. Ltd.	843,822	2,747,961

Energy — 9.6%
Oil & Gas — 8.4%
Canadian Natural Resources Ltd.	185,400	5,352,498
Devon Energy Corp.	34,820	1,812,033
EOG Resources, Inc.	53,860	6,505,749
Occidental Petroleum Corp.	59,130	4,529,949

		18,200,229

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.2%
Schlumberger Ltd.	18,540	$1,284,637
Transocean Ltd.	28,159	1,257,299

		2,541,936

		20,742,165

Financial — 35.5%
Banks — 13.4%
Bank of New York Mellon Corp.	412,440	10,599,708
Julius Baer Group Ltd.	145,285	5,227,157
Wells Fargo & Co.	384,473	13,141,287

		28,968,152

Diversified Financial — 8.6%
American Express Co.	232,932	13,388,931
Ameriprise Financial, Inc.	15,950	998,948
The Charles Schwab Corp.	86,430	1,241,135
CME Group, Inc.	7,550	382,861
The Goldman Sachs Group, Inc.	8,800	1,122,528
JP Morgan Chase & Co.	32,116	1,412,141

		18,546,544

Insurance — 11.5%
ACE Ltd.	21,440	1,710,912
Alleghany Corp. (a)	9,772	3,277,724
Aon PLC	7,600	422,560
Berkshire Hathaway, Inc. Class A (a)	44	5,898,640
Everest Re Group Ltd.	3,290	361,736
Fairfax Financial Holdings Ltd.	3,500	1,263,500
Fairfax Financial Holdings Ltd. (Subordinate Voting Shares)	1,070	385,693
Loews Corp.	143,650	5,853,737
Markel Corp. (a)	595	257,885
The Progressive Corp.	262,050	5,529,255

		24,961,642

Real Estate — 2.0%
Brookfield Asset Management, Inc. Class A	66,700	2,444,555
Hang Lung Properties Ltd.	325,000	1,861,878

		4,306,433

		76,782,771

Industrial — 2.2%
Building Materials — 0.2%
Martin Marietta Materials, Inc. (e)	5,530	521,368

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	15,860	839,946

Electronics — 0.4%
Agilent Technologies, Inc.	18,590	761,075

Transportation — 1.2%
Kuehne & Nagel International AG	21,000	2,555,716

		4,678,105

	Number of Shares	Value
Technology — 4.4%
Computers — 0.6%
Hewlett-Packard Co.	41,900	$597,075
International Business Machines Corp.	3,530	676,171

		1,273,246

Semiconductors — 1.7%
Intel Corp.	25,920	534,730
Texas Instruments, Inc.	102,610	3,174,753

		3,709,483

Software — 2.1%
Activision Blizzard, Inc.	101,670	1,079,736
Microsoft Corp.	61,110	1,633,470
Oracle Corp.	55,650	1,854,258

		4,567,464

		9,550,193

TOTAL COMMON STOCK (Cost $166,200,609)		203,427,552

TOTAL EQUITIES (Cost $166,200,609)		203,427,552

	Principal Amount

BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino-Forest Corp. (Acquired 7/23/08, Cost $350,424) (c) (d) (f) 5.000% 8/01/13	$359,000	50,036

TOTAL CORPORATE DEBT (Cost $350,424)		50,036

TOTAL BONDS & NOTES (Cost $350,424)		50,036

	Number of Shares

MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
State Street Navigator Securities Lending Prime Portfolio (g)	2,152,531	2,152,531

TOTAL MUTUAL FUNDS (Cost $2,152,531)		2,152,531

TOTAL LONG-TERM INVESTMENTS (Cost $168,703,564)		205,630,119

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 4.6%
Repurchase Agreement — 4.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (h)	$9,895,096	$9,895,096

TOTAL SHORT-TERM INVESTMENTS (Cost $9,895,096)		9,895,096

TOTAL INVESTMENTS — 99.8% (Cost $178,598,660) (i)		215,525,215

Other Assets/(Liabilities) — 0.2%		405,557

NET ASSETS — 100.0%		$215,930,772

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $0 or 0.00% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $50,036 or 0.02% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2012, these securities amounted to a value of $50,036 or 0.02% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $2,106,320. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(f)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2012, these securities amounted to a value of $50,036 or 0.02% of net assets.
(g)	Represents investment of security lending collateral. (Note 2).
(h)	Maturity value of $9,895,101. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 10/20/27, and an aggregate market value, including accrued interest, of $10,094,269.
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 96.4%

COMMON STOCK — 95.9%
Basic Materials — 3.2%
Chemicals — 1.2%
Celanese Corp. Series A	45,000	$2,003,850
Rockwood Holdings, Inc.	50,000	2,473,000

		4,476,850

Mining — 2.0%
Agnico-Eagle Mines Ltd.	70,000	3,672,200
Franco-Nevada Corp.	60,000	3,424,953

		7,097,153

		11,574,003

Communications — 8.9%
Internet — 3.0%
Akamai Technologies, Inc. (a)	44,000	1,800,040
Dropbox, Inc. (a) (b)	9,011	81,541
Liberty Interactive Corp. Class A (a)	89,000	1,751,520
LinkedIn Corp. (a)	7,000	803,740
Netflix, Inc. (a) (c)	15,000	1,391,700
Rackspace Hosting, Inc. (a)	21,000	1,559,670
TIBCO Software, Inc. (a)	80,000	1,760,800
TripAdvisor, Inc. (a)	39,000	1,636,440

		10,785,451

Media — 2.1%
Charter Communications, Inc. Class A (a)	42,000	3,202,080
Discovery Communications, Inc. Series C (a)	30,000	1,755,000
FactSet Research Systems, Inc.	30,000	2,641,800

		7,598,880

Semiconductors — 0.1%
IPG Photonics Corp. (c)	5,000	333,250

Telecommunications — 3.7%
Amdocs Ltd.	128,000	4,350,720
Aruba Networks, Inc. (a)	42,000	871,500
JDS Uniphase Corp. (a)	318,000	4,305,720
Motorola Solutions, Inc.	69,000	3,841,920

		13,369,860

		32,087,441

Consumer, Cyclical — 14.0%
Airlines — 0.3%
Alaska Air Group, Inc. (a)	29,000	1,249,610

Auto Manufacturers — 0.1%
Tesla Motors, Inc. (a) (c)	12,000	406,440

Automotive & Parts — 0.9%
WABCO Holdings, Inc. (a)	49,000	3,194,310

	Number of Shares	Value
Distribution & Wholesale — 1.4%
Fastenal Co.	104,000	$4,855,760

Leisure Time — 0.7%
Harley-Davidson, Inc.	49,000	2,393,160

Lodging — 1.6%
Choice Hotels International, Inc.	51,000	1,714,620
Marriott International, Inc. Class A	110,000	4,099,700

		5,814,320

Retail — 9.0%
AutoZone, Inc. (a)	10,000	3,544,300
CarMax, Inc. (a)	138,000	5,180,520
Chipotle Mexican Grill, Inc. (a)	4,000	1,189,840
Dollar General Corp. (a)	109,000	4,805,810
Dollar Tree, Inc. (a)	59,000	2,393,040
DSW, Inc. Class A	7,700	505,813
Kohl’s Corp.	72,000	3,094,560
Michael Kors Holdings Ltd. (a)	20,000	1,020,600
O’Reilly Automotive, Inc. (a)	35,000	3,129,700
Panera Bread Co. Class A (a)	11,000	1,747,130
Shoppers Drug Mart Corp. (c)	60,000	2,581,683
Starbucks Corp.	17,000	911,540
Tim Hortons, Inc.	49,000	2,409,820

		32,514,356

		50,427,956

Consumer, Non-cyclical — 26.5%
Biotechnology — 2.8%
Alexion Pharmaceuticals, Inc. (a)	30,000	2,814,300
Alkermes PLC (a)	98,000	1,814,960
ARIAD Pharmaceuticals, Inc. (a)	44,000	843,920
Illumina, Inc. (a) (c)	20,000	1,111,800
Incyte Corp. (a) (c)	44,000	730,840
Regeneron Pharmaceuticals, Inc. (a)	16,000	2,737,120

		10,052,940

Commercial Services — 7.4%
Equifax, Inc.	49,000	2,651,880
Gartner, Inc. (a)	119,000	5,476,380
Global Payments, Inc.	55,000	2,491,500
Hertz Global Holdings, Inc. (a)	153,000	2,489,310
Manpower, Inc.	94,000	3,989,360
Quanta Services, Inc. (a)	189,000	5,157,810
Vantiv, Inc. (a)	75,000	1,531,500
Verisk Analytics, Inc. Class A (a)	57,000	2,907,000

		26,694,740

Foods — 1.1%
The Fresh Market, Inc. (a)	15,000	721,350
TreeHouse Foods, Inc. (a)	39,000	2,033,070
Whole Foods Market, Inc.	15,000	1,369,950

		4,124,370

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 5.7%
Bruker Corp. (a)	144,000	$2,198,880
C.R. Bard, Inc.	35,000	3,420,900
CareFusion Corp. (a)	124,000	3,543,920
The Cooper Cos., Inc.	24,000	2,219,520
Edwards Lifesciences Corp. (a)	26,000	2,344,420
Henry Schein, Inc. (a)	40,000	3,218,400
IDEXX Laboratories, Inc. (a)	38,000	3,526,400

		20,472,440

Health Care – Services — 5.3%
Catamaran Corp. (a)	99,000	4,663,890
Covance, Inc. (a)	67,000	3,870,590
Laboratory Corporation of America Holdings (a)	55,000	4,764,100
MEDNAX, Inc. (a)	30,000	2,385,600
Universal Health Services, Inc. Class B	47,000	2,272,450
WellCare Health Plans, Inc. (a)	24,000	1,168,560

		19,125,190

Pharmaceuticals — 4.2%
Cubist Pharmaceuticals, Inc. (a)	19,000	799,140
DENTSPLY International, Inc.	158,000	6,258,380
Elan Corp. PLC Sponsored ADR (Ireland) (a)	154,000	1,572,340
Hospira, Inc. (a)	28,000	874,720
Onyx Pharmaceuticals, Inc. (a)	20,000	1,510,600
Pharmacyclics, Inc. (a)	6,000	347,400
Theravance, Inc. (a)	57,000	1,269,390
Valeant Pharmaceuticals International, Inc. (a)	39,000	2,331,030

		14,963,000

		95,432,680

Energy — 5.6%
Coal — 0.4%
CONSOL Energy, Inc.	42,200	1,354,620

Oil & Gas — 5.2%
EQT Corp.	69,000	4,069,620
Halcon Resources Corp. (a)	95,000	657,400
Laredo Petroleum Holdings, Inc. (a)	54,000	980,640
Pioneer Natural Resources Co.	20,000	2,131,800
Range Resources Corp.	64,000	4,021,120
SM Energy Co.	70,000	3,654,700
Southwestern Energy Co. (a)	93,000	3,107,130

		18,622,410

		19,977,030

Financial — 5.9%
Banks — 0.6%
TCF Financial Corp.	165,000	2,004,750

	Number of Shares	Value
Diversified Financial — 2.3%
Air Lease Corp. (a)	21,700	$466,550
CBOE Holdings, Inc.	80,000	2,356,800
The Charles Schwab Corp.	116,000	1,665,760
IntercontinentalExchange, Inc. (a)	9,000	1,114,290
TD Ameritrade Holding Corp.	169,000	2,840,890

		8,444,290

Insurance — 2.1%
HCC Insurance Holdings, Inc.	74,000	2,753,540
The Progressive Corp.	129,000	2,721,900
Willis Group Holdings PLC	60,000	2,011,800

		7,487,240

Real Estate — 0.5%
Jones Lang LaSalle, Inc.	23,000	1,930,620

Savings & Loans — 0.4%
BankUnited, Inc.	62,000	1,515,280

		21,382,180

Industrial — 17.5%
Electrical Components & Equipment — 2.9%
AMETEK, Inc.	178,000	6,687,460
The Babcock & Wilcox Co.	150,000	3,930,000

		10,617,460

Electronics — 3.1%
Agilent Technologies, Inc.	79,000	3,234,260
Gentex Corp./MI	104,000	1,957,280
Mettler-Toledo International, Inc. (a)	4,000	773,200
Trimble Navigation Ltd. (a)	89,000	5,320,420

		11,285,160

Engineering & Construction — 0.8%
McDermott International, Inc. (a)	248,000	2,732,960

Environmental Controls — 1.1%
Clean Harbors, Inc. (a)	29,000	1,595,290
Waste Connections, Inc.	69,000	2,331,510

		3,926,800

Machinery – Diversified — 4.1%
Gardner Denver, Inc.	71,000	4,863,500
IDEX Corp.	89,000	4,141,170
Roper Industries, Inc.	50,000	5,574,000

		14,578,670

Manufacturing — 3.6%
Acuity Brands, Inc.	27,000	1,828,710
Colfax Corp. (a)	42,000	1,694,700
Pall Corp.	76,000	4,579,760
Textron, Inc.	200,000	4,958,000

		13,061,170

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Metal Fabricate & Hardware — 0.2%
Rexnord Corp. (a)	33,000	$702,900

Packaging & Containers — 0.3%
Ball Corp.	21,000	939,750

Transportation — 1.4%
J.B. Hunt Transport Services, Inc.	39,000	2,328,690
Kansas City Southern	32,000	2,671,360

		5,000,050

		62,844,920

Technology — 12.9%
Computers — 2.6%
IHS, Inc. Class A (a)	63,000	6,048,000
MICROS Systems, Inc. (a)	38,000	1,612,720
SanDisk Corp. (a)	35,000	1,524,600

		9,185,320

Semiconductors — 4.4%
Altera Corp.	60,000	2,066,400
Atmel Corp. (a)	357,000	2,338,350
Avago Technologies Ltd.	39,000	1,234,740
Cree, Inc. (a) (c)	49,000	1,665,020
Intersil Corp. Class A	50,000	414,500
Microchip Technology, Inc.	60,000	1,955,400
NVIDIA Corp.	68,000	835,720
Silicon Laboratories, Inc. (a)	40,000	1,672,400
Xilinx, Inc.	99,000	3,554,100

		15,736,630

Software — 5.9%
Concur Technologies, Inc. (a)	40,000	2,700,800
Fiserv, Inc. (a)	69,000	5,453,070
MSCI, Inc. Class A (a)	117,000	3,625,830
Nuance Communications, Inc. (a)	145,000	3,236,400
Red Hat, Inc. (a)	74,000	3,919,040
Servicenow, Inc. (a) (c)	47,000	1,411,410
Workday, Inc. (a) (c)	18,100	986,450

		21,333,000

		46,254,950

Utilities — 1.4%
Electric — 1.4%
Calpine Corp. (a)	285,000	5,167,051

TOTAL COMMON STOCK (Cost $266,167,689)		345,148,211

PREFERRED STOCK — 0.5%
Communications — 0.3%
Internet — 0.3%
Coupons.com (a) (b)	134,468	368,106
Dropbox, Inc. Series A (a) (b)	11,190	101,259

	Number of Shares	Value
Dropbox, Inc. Series A1 (a) (b)	54,965	$497,384
Living Social (a) (b)	158,890	49,256

		1,016,005

Technology — 0.2%
Software — 0.2%
Workday, Inc. (a) (b)	15,008	777,039

TOTAL PREFERRED STOCK (Cost $2,435,083)		1,793,044

TOTAL EQUITIES (Cost $268,602,772)		346,941,255

MUTUAL FUNDS — 4.0%
Diversified Financial — 4.0%
State Street Navigator Securities Lending Prime Portfolio (d)	8,652,209	8,652,209
T. Rowe Price Government Reserve Investment Fund	5,793,620	5,793,620

		14,445,829

TOTAL MUTUAL FUNDS (Cost $14,445,829)		14,445,829

TOTAL LONG-TERM INVESTMENTS (Cost $283,048,601)		361,387,084

	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	$7,779,361	7,779,361

TOTAL SHORT-TERM INVESTMENTS (Cost $7,779,361)		7,779,361

TOTAL INVESTMENTS — 102.6% (Cost $290,827,962) (f)		369,166,445

Other Assets/(Liabilities) — (2.6)%		(9,281,340)

NET ASSETS — 100.0%		$359,885,105

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $1,874,585 or 0.52% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $8,393,292. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $7,779,366. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $7,938,219.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 95.3%

COMMON STOCK — 95.3%
Basic Materials — 1.8%
Chemicals — 0.2%
Minerals Technologies, Inc.	19,305	$770,655

Iron & Steel — 0.4%
Nucor Corp.	49,295	2,128,558

Mining — 1.0%
Newmont Mining Corp.	98,411	4,570,207

Real Estate Investment Trusts (REITS) — 0.2%
Weyerhaeuser Co.	30,935	860,612

		8,330,032

Communications — 2.5%
Telecommunications — 2.5%
CenturyLink, Inc.	88,056	3,444,751
Rogers Communications, Inc. Class B	66,781	3,031,899
tw telecom, Inc. (a)	181,521	4,623,340

		11,099,990

Consumer, Cyclical — 6.1%
Airlines — 0.8%
Southwest Airlines Co. (a)	352,987	3,614,587

Automotive & Parts — 0.5%
Autoliv, Inc.	30,144	2,031,404

Entertainment — 0.9%
International Game Technology	203,070	2,877,502
International Speedway Corp. Class A	45,176	1,247,761

		4,125,263

Leisure Time — 0.4%
Carnival Corp.	51,217	1,883,249

Retail — 3.0%
CEC Entertainment, Inc.	105,117	3,488,833
Lowe’s Cos., Inc.	182,656	6,487,941
Target Corp.	62,825	3,717,356

		13,694,130

Toys, Games & Hobbies — 0.5%
Hasbro, Inc.	64,586	2,318,637

		27,667,270

Consumer, Non-cyclical — 19.5%
Beverages — 0.9%
Dr. Pepper Snapple Group, Inc.	95,548	4,221,311

Biotechnology — 0.3%
Life Technologies Corp. (a)	31,615	1,551,664

Commercial Services — 1.2%
The ADT Corp.	83,732	3,892,701

	Number of Shares	Value
Corrections Corporation of America	38,441	$1,363,502

		5,256,203

Foods — 4.2%
Campbell Soup Co.	34,688	1,210,264
ConAgra Foods, Inc.	77,349	2,281,796
General Mills, Inc.	110,428	4,462,395
Kellogg Co.	57,626	3,218,412
Kraft Foods Group, Inc.	103,059	4,686,093
Sysco Corp.	97,935	3,100,622

		18,959,582

Health Care – Products — 7.5%
Becton, Dickinson & Co.	61,928	4,842,151
Boston Scientific Corp. (a)	431,366	2,471,727
CareFusion Corp. (a)	292,367	8,355,849
Medtronic, Inc.	77,809	3,191,725
Steris Corp.	109,356	3,797,934
Stryker Corp.	96,168	5,271,930
Zimmer Holdings, Inc.	93,776	6,251,108

		34,182,424

Health Care – Services — 2.6%
Cigna Corp.	46,407	2,480,918
Humana, Inc.	49,864	3,422,166
LifePoint Hospitals, Inc. (a)	149,782	5,654,271

		11,557,355

Household Products — 1.1%
The Clorox Co.	34,728	2,542,784
Kimberly-Clark Corp.	27,209	2,297,256

		4,840,040

Pharmaceuticals — 1.7%
Hospira, Inc. (a)	121,344	3,790,786
Patterson Cos., Inc.	118,903	4,070,050

		7,860,836

		88,429,415

Energy — 7.6%
Coal — 0.4%
Peabody Energy Corp.	66,034	1,757,165

Oil & Gas — 6.7%
Apache Corp.	44,561	3,498,039
Devon Energy Corp.	79,272	4,125,315
EQT Corp.	50,536	2,980,613
Helmerich & Payne, Inc.	40,371	2,261,180
Imperial Oil Ltd.	244,482	10,502,378
Murphy Oil Corp.	68,446	4,075,959
Southwestern Energy Co. (a)	89,689	2,996,510

		30,439,994

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 0.5%
Spectra Energy Partners LP	68,571	$2,141,472

		34,338,631

Financial — 25.0%
Banks — 9.2%
Comerica, Inc.	157,955	4,792,355
Commerce Bancshares, Inc.	162,979	5,714,044
Cullen/Frost Bankers, Inc.	45,539	2,471,401
KeyCorp	334,727	2,818,401
Northern Trust Corp.	250,421	12,561,117
PNC Financial Services Group, Inc.	102,610	5,983,189
State Street Corp.	31,568	1,484,012
SunTrust Banks, Inc.	87,216	2,472,574
Westamerica Bancorp.	81,229	3,459,543

		41,756,636

Diversified Financial — 1.3%
The Charles Schwab Corp.	325,853	4,679,249
Franklin Resources, Inc.	11,448	1,439,014

		6,118,263

Insurance — 9.7%
ACE Ltd.	49,903	3,982,259
The Allstate Corp.	73,386	2,947,916
Aon PLC	81,798	4,547,969
The Chubb Corp.	82,783	6,235,215
HCC Insurance Holdings, Inc.	153,566	5,714,191
Marsh & McLennan Cos., Inc.	142,675	4,918,007
Principal Financial Group, Inc.	63,565	1,812,874
Reinsurance Group of America, Inc. Class A	85,993	4,602,345
Symetra Financial Corp.	181,417	2,354,793
The Travelers Cos., Inc.	49,457	3,552,002
Unum Group	164,477	3,424,411

		44,091,982

Real Estate Investment Trusts (REITS) — 2.9%
American Tower Corp.	57,166	4,417,217
HCP, Inc.	75,719	3,420,984
Piedmont Office Realty Trust, Inc. Class A	294,585	5,317,259

		13,155,460

Savings & Loans — 1.9%
Capitol Federal Financial, Inc.	338,846	3,961,110
People’s United Financial, Inc.	381,259	4,609,421

		8,570,531

		113,692,872

Industrial — 16.5%
Aerospace & Defense — 2.9%
General Dynamics Corp.	84,513	5,854,216
L-3 Communications Holdings, Inc.	11,298	865,653
Northrop Grumman Corp.	59,690	4,033,850

	Number of Shares	Value
Rockwell Collins, Inc.	38,437	$2,235,880

		12,989,599

Electrical Components & Equipment — 0.7%
Emerson Electric Co.	22,412	1,186,939
Molex, Inc.	81,303	1,814,683

		3,001,622

Electronics — 3.4%
Agilent Technologies, Inc.	58,922	2,412,267
Brady Corp. Class A	58,881	1,966,625
Koninklijke Philips Electronics NV	162,759	4,366,548
TE Connectivity Ltd.	94,913	3,523,170
Woodward, Inc.	77,154	2,941,882

		15,210,492

Engineering & Construction — 0.9%
ABB Ltd. Sponsored ADR (Switzerland) (a)	199,840	4,154,674

Environmental Controls — 3.7%
Republic Services, Inc.	507,607	14,888,113
Waste Management, Inc.	63,315	2,136,248

		17,024,361

Manufacturing — 2.0%
ITT Corp.	212,865	4,993,813
Tyco International Ltd.	147,017	4,300,247

		9,294,060

Metal Fabricate & Hardware — 0.7%
Kaydon Corp.	139,977	3,349,650

Packaging & Containers — 1.4%
Bemis Co., Inc.	112,232	3,755,283
Sonoco Products Co.	82,169	2,442,884

		6,198,167

Transportation — 0.8%
Heartland Express, Inc.	286,324	3,742,255

		74,964,880

Technology — 5.1%
Computers — 1.1%
SanDisk Corp. (a)	56,126	2,444,849
Western Digital Corp.	58,770	2,497,137

		4,941,986

Semiconductors — 4.0%
Analog Devices, Inc.	49,261	2,071,918
Applied Materials, Inc.	656,990	7,515,966
KLA-Tencor Corp.	46,626	2,226,858
Microchip Technology, Inc.	56,294	1,834,621
Teradyne, Inc. (a)	268,714	4,538,579

		18,187,942

		23,129,928

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 11.2%
Electric — 9.5%
The Empire District Electric Co.	198,493	$4,045,287
Great Plains Energy, Inc.	390,299	7,926,973
IDACORP, Inc.	57,306	2,484,215
Northeast Utilities	73,012	2,853,309
NV Energy, Inc.	166,427	3,018,986
PG&E Corp.	168,634	6,775,714
Portland General Electric Co.	118,355	3,238,193
Westar Energy, Inc.	192,783	5,517,449
Wisconsin Energy Corp.	44,376	1,635,256
Xcel Energy, Inc.	211,203	5,641,232

		43,136,614

Gas — 1.7%
AGL Resources, Inc.	160,626	6,420,221
WGL Holdings, Inc.	31,598	1,238,326

		7,658,547

		50,795,161

TOTAL COMMON STOCK (Cost $404,374,521)		432,448,179

TOTAL EQUITIES (Cost $404,360,668)		432,448,179

MUTUAL FUNDS — 3.5%
Diversified Financial — 3.5%
iShares Russell Midcap Value Index Fund	319,206	16,036,909

TOTAL MUTUAL FUNDS (Cost $15,615,494)		16,036,909

TOTAL LONG-TERM INVESTMENTS (Cost $419,990,015)		448,485,088

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$5,984,258	5,984,258

TOTAL SHORT-TERM INVESTMENTS (Cost $5,984,258)		5,984,258

Value
TOTAL INVESTMENTS — 100.1% (Cost $425,974,273) (c)	$454,469,346

Other Assets/(Liabilities) — (0.1)%	(502,939)

NET ASSETS — 100.0%	$453,966,407

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $5,984,261. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $6,107,281.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 0.4%

PREFERRED STOCK — 0.4%
Financial — 0.4%
Savings & Loans — 0.4%
GMAC Capital Trust I 8.125% 2/15/40	44,000	$1,172,600

TOTAL PREFERRED STOCK (Cost $1,100,000)		1,172,600

TOTAL EQUITIES (Cost $1,100,000)		1,172,600

	Principal Amount
BONDS & NOTES — 130.0%

BANK LOANS — 0.3%
Diversified Financial — 0.3%
Springleaf Financial Funding Co. Term Loan 5.500% 5/10/17	$1,000,000	993,390

TOTAL BANK LOANS (Cost $996,309)		993,390

CORPORATE DEBT — 26.2%
Aerospace & Defense — 0.9%
United Technologies Corp. FRN 0.581% 12/02/13	2,700,000	2,707,398

Agriculture — 0.0%
Altria Group, Inc. 7.750% 2/06/14	100,000	107,480

Auto Manufacturers — 0.1%
Daimler Finance NA LLC FRN (a) 1.510% 9/13/13	200,000	201,120

Banks — 5.5%
Banco Santander Brasil SA (a) 4.250% 1/14/16	800,000	830,000
Bank of America Corp. FRN 1.733% 1/30/14	500,000	504,176
Bank of India (b) 6.250% 2/16/21	500,000	544,024
Bank of Nova Scotia (a) 1.650% 10/29/15	100,000	102,910
Bank of Nova Scotia (a) 1.950% 1/30/17	200,000	208,320
BBVA US Senior SA FRN 2.435% 5/16/14	800,000	793,179
BNP Paribas SA FRN 1.250% 1/10/14	500,000	501,520

	Principal Amount	Value
Cie de Financement Foncier SA (Acquired 8/19/10, Cost $1,016,310) (a) (c) 2.125% 4/22/13	$1,000,000	$1,004,499
Dexia Credit Local SA (b) 2.750% 4/29/14	600,000	608,464
GMAC, Inc. 7.500% 12/31/13	100,000	105,625
HBOS PLC FRN EUR (d) 0.897% 3/29/16	2,100,000	2,478,871
HBOS PLC (Acquired 3/10/11, Cost $95,137) (a) (c) 6.750% 5/21/18	100,000	107,625
HSBC Bank PLC (Acquired 1/19/11, Cost $99,910) (a) (c) 2.000% 1/19/14	100,000	101,035
ICICI Bank Ltd. (a) 4.750% 11/25/16	900,000	943,404
ICICI Bank Ltd. (a) 5.750% 11/16/20	200,000	215,769
ING Bank NV FRN (Acquired 6/13/11, Cost $1,103,883) (a) (c) 1.358% 3/15/13	1,100,000	1,101,649
Intesa Sanpaolo SpA FRN (Acquired 2/24/11, Cost $200,000) (a) (c) 2.712% 2/24/14	200,000	199,776
Intesa Sanpaolo SpA (Acquired 3/28/11, Cost $839,480) (a) (c) 6.500% 2/24/21	800,000	842,964
The Royal Bank of Scotland PLC FRN CAD (d) 2.014% 3/30/15	100,000	87,414
The Royal Bank of Scotland PLC EUR (d) 6.934% 4/09/18	100,000	148,974
Santander Issuances SA Unipersonal VRN GBP (d) 7.300% 7/27/19	2,500,000	4,065,186
Santander US Debt SA Unipersonal (Acquired 10/07/10, Cost $200,000) (a) (c) 2.991% 10/07/13	200,000	200,338
Sberbank of Russia Via SB Capital SA 5.499% 7/07/15	800,000	864,800
State Bank of India 4.500% 10/23/14	200,000	207,739

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
State Bank of India (a) 4.500% 7/27/15	$300,000	$314,700
Turkiye Garanti Bankasi AS FRN (a) 2.819% 4/20/16	200,000	198,500

		17,281,461

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc. FRN 0.863% 1/27/14	500,000	502,637
Pernod-Ricard SA (a) 5.750% 4/07/21	300,000	358,838

		861,475

Chemicals — 0.4%
Braskem Finance Ltd. (a) 5.750% 4/15/21	800,000	842,000
Braskem Finance Ltd. (a) 7.250% 6/05/18	400,000	457,000

		1,299,000

Commercial Services — 0.5%
Massachusetts Institute of Technology 5.600% 7/01/2111	1,000,000	1,451,120

Computers — 0.3%
Hewlett-Packard Co. FRN 0.592% 5/24/13	800,000	797,684

Diversified Financial — 11.2%
Ally Financial, Inc. FRN 3.510% 2/11/14	1,100,000	1,119,657
Ally Financial, Inc. FRN 3.709% 6/20/14	2,100,000	2,148,237
Ally Financial, Inc. 7.500% 9/15/20	1,000,000	1,207,500
American Express Credit Corp. 5.875% 5/02/13	595,000	605,743
American General Finance Corp. EUR (b) (d) 4.125% 11/29/13	1,500,000	1,962,162
Banque PSA Finance (Acquired 4/04/11, Cost $300,000) FRN (a) (c) 2.254% 4/04/14	300,000	296,258
Citigroup, Inc. FRN 1.160% 2/15/13	100,000	100,010
Citigroup, Inc. FRN 1.790% 1/13/14	200,000	201,839
Credit Agricole Home Loan (Acquired 4/21/11, Cost $600,000) FRN (a) (c) 1.069% 7/21/14	600,000	601,004
Federal Home Loan Mortgage Corp. 1.000% 6/29/17	3,500,000	3,538,223

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 1.000% 7/28/17	$2,900,000	$2,930,304
Federal Home Loan Mortgage Corp. 1.000% 9/29/17	1,300,000	1,311,605
Federal Home Loan Mortgage Corp. 1.250% 8/01/19	1,300,000	1,300,732
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	700,000	698,367
Federal Home Loan Mortgage Corp. 2.375% 1/13/22	100,000	104,450
Federal Home Loan Mortgage Corp. 3.750% 3/27/19	500,000	578,832
Federal Home Loan Mortgage Corp. 5.500% 8/23/17	100,000	121,550
Federal National Mortgage Association 0.875% 8/28/17	2,300,000	2,309,742
Federal National Mortgage Association 1.125% 4/27/17	700,000	712,128
Federal National Mortgage Association 1.250% 1/30/17	800,000	819,018
Federal National Mortgage Association 5.000% 2/13/17	100,000	117,545
Federal National Mortgage Association 5.375% 6/12/17	100,000	120,248
Ford Motor Credit Co. LLC 5.625% 9/15/15	1,000,000	1,095,034
Ford Motor Credit Co. LLC 7.000% 4/15/15	200,000	223,008
Ford Motor Credit Co. LLC 8.700% 10/01/14	100,000	111,998
Hyundai Capital Services, Inc. (a) 4.375% 7/27/16	300,000	322,624
International Lease Finance Corp. (a) 6.750% 9/01/16	600,000	673,500
Macquarie Bank Ltd. (Acquired 04/07/11, Cost $1,796,490) (a) (c) 6.625% 4/07/21	1,800,000	1,989,612
Merrill Lynch & Co., Inc. EUR (d) 4.875% 5/30/14	600,000	832,283
Merrill Lynch & Co., Inc. 5.450% 2/05/13	100,000	100,434
Morgan Stanley FRN 2.810% 5/14/13	100,000	100,686
Morgan Stanley, Series F 6.625% 4/01/18	800,000	942,860
SLM Corp. 5.000% 10/01/13	900,000	921,375
SLM Corp. 5.050% 11/14/14	4,300,000	4,513,534
SLM Corp. 8.450% 6/15/18	100,000	117,000

		34,849,102

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 0.6%
Comision Federal de Electricidad (a) 4.875% 5/26/21	$900,000	$1,019,250
Duquesne Light Holdings, Inc. (a) 6.400% 9/15/20	100,000	120,952
Entergy Corp. 3.625% 9/15/15	100,000	104,649
Korea Electric Power Corp. (a) 3.000% 10/05/15	200,000	208,612
Korea Hydro & Nuclear Power Co. Ltd. (a) 3.125% 9/16/15	100,000	104,420
Majapahit Holdings BV (b) 7.250% 6/28/17	100,000	118,500
Majapahit Holdings BV (b) 7.750% 10/17/16	200,000	236,500

		1,912,883

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA 5.000% 1/21/21	100,000	106,355

Holding Company – Diversified — 0.5%
Hutchison Whampoa International Ltd. (a) 6.500% 2/13/13	1,000,000	1,006,075
Noble Group Ltd. (a) 6.625% 8/05/20	200,000	206,500
Noble Group Ltd. (a) 6.750% 1/29/20	300,000	316,125
Noble Group Ltd. (b) 6.750% 1/29/20	100,000	105,375

		1,634,075

Insurance — 1.0%
American International Group, Inc. 6.250% 3/15/37	1,600,000	1,708,000
American International Group, Inc. VRN 8.175% 5/15/58	1,000,000	1,302,500

		3,010,500

Iron & Steel — 0.5%
CSN Resources SA (a) 6.500% 7/21/20	400,000	434,000
Gerdau Holdings, Inc. (a) 7.000% 1/20/20	600,000	697,500
Gerdau Trade, Inc. (a) 5.750% 1/30/21	500,000	550,000

		1,681,500

Machinery – Construction & Mining — 0.2%
Caterpillar, Inc. FRN 0.482% 5/21/13	700,000	700,730

	Principal Amount	Value
Oil & Gas — 0.9%
Ecopetrol SA 7.625% 7/23/19	$200,000	$258,500
Indian Oil Corp. Ltd. (b) 4.750% 1/22/15	500,000	522,658
Petrobras International Finance Co. 5.375% 1/27/21	400,000	450,328
Petrobras International Finance Co. 5.750% 1/20/20	400,000	455,342
Petrobras International Finance Co. 8.375% 12/10/18	200,000	253,737
Petroleos Mexicanos 6.500% 6/02/41	700,000	878,500
Transocean, Inc. 4.950% 11/15/15	100,000	109,493

		2,928,558

Real Estate — 0.1%
Qatari Diar Finance QSC (b) 5.000% 7/21/20	200,000	233,500

Savings & Loans — 0.1%
Odebrecht Drilling Norbe VIII/IX Ltd. (a) 6.350% 6/30/21	380,000	426,550

Telecommunications — 2.7%
Deutsche Telekom International Finance BV GBP (d) 6.500% 4/08/22	1,500,000	3,051,355
France Telecom SA 4.375% 7/08/14	5,000,000	5,262,140

		8,313,495

Transportation — 0.4%
Asciano Finance (a) 5.000% 4/07/18	1,200,000	1,296,764

TOTAL CORPORATE DEBT (Cost $77,542,095)		81,800,750

MUNICIPAL OBLIGATIONS — 4.0%
Bay Area Toll Authority BAB 6.793% 4/01/30	800,000	1,016,816
Bay Area Toll Authority BAB 7.043% 4/01/50	1,800,000	2,623,932
Dallas/Fort Worth International Airport 5.000% 11/01/21	1,300,000	1,509,586
Dallas/Fort Worth International Airport 5.000% 11/01/26	1,500,000	1,751,040
Irvine Ranch Water District Joint Powers Agency 2.388% 3/15/14	500,000	500,705
Los Angeles Community College District BAB 6.600% 8/01/42	1,000,000	1,362,530

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Los Angeles Community College District BAB 6.750% 8/01/49	$1,200,000	$1,693,248
San Diego County Regional Airport Authority BAB 6.628% 7/01/40	1,300,000	1,466,374
State of California BAB 5.700% 11/01/21	500,000	595,770

		12,520,001

TOTAL MUNICIPAL OBLIGATIONS (Cost $10,553,917)		12,520,001

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.8%
Automobile ABS — 0.1%
Auto Compartiment, Series 2007-2, Class A FRN EUR (b) (d) 0.343% 10/25/20	103,346	136,245

Commercial MBS — 2.0%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN FRN (a) 2.509% 11/15/15	183,096	182,719
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA VRN (a) 5.689% 2/24/51	900,000	1,047,096
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2 VRN 5.663% 6/11/40	787,083	817,027
Eclipse Ltd., Series 2007-1X, Class A FRN GBP (b) (d) 0.698% 1/25/20	755,945	1,173,327
European Loan Conduit, Series 25A, Class A FRN EUR (a) (d) 0.342% 5/15/19	312,360	392,003
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3 (a) 4.070% 11/15/43	100,000	112,421
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.789% 8/15/45	1,500,000	1,750,095
Titan Europe PLC, Series 2007-3X, Class A1 FRN GBP (b) (d) 0.809% 10/23/16	436,582	687,832

		6,162,520

	Principal Amount	Value
Credit Card ABS — 0.2%
Citibank Omni Master Trust, Series 2009-A14A, Class A14 FRN (a) 2.959% 8/15/18	$600,000	$622,593

Other ABS — 1.2%
Duane Street CLO, Series 2005-1A, Class A FRN (a) 0.562% 11/08/17	868,405	860,156
Hillmark Funding, Series 2006-1A, Class A1 FRN (a) 0.562% 5/21/21	500,000	482,299
RAMP Trust, Series 2005-RS2, Class M2 FRN 0.690% 2/25/35	2,725,000	2,425,104
Wind River CLO Ltd., Series 2004-1A, Class A1 FRN (a) 0.639% 12/19/16	107,335	106,045

		3,873,604

WL Collateral CMO — 2.3%
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1 FRN 5.770% 9/25/36	99,667	96,871
Citigroup Mortgage Loan Trust 2005-11, Series 2005-11, Class A2A FRN 2.570% 10/25/35	702,864	672,271
Granite Master Issuer PLC, Series 2006-1X, Class A6 FRN EUR (b) (d) 0.310% 12/20/54	264,346	343,906
Granite Master Issuer PLC, Series 2006-3, Class A5 FRN EUR (d) 0.330% 12/20/54	561,734	730,801
Granite Master Issuer PLC, Series 2005-2, Class A5 FRN EUR (b) (d) 0.388% 12/20/54	224,496	292,064
Granite Master Issuer PLC, Series 2005-2, Class A6 FRN 0.471% 12/20/54	224,496	221,037
Granite Mortgages PLC, Series 2003-3, Class 2A FRN EUR (b) (d) 0.585% 1/20/44	9,872	12,952
Granite Mortgages PLC, Series 2004-3, Class 3A1 FRN GBP (b) (d) 0.878% 9/20/44	272,121	438,318
Granite Mortgages PLC, Series 2004-3, Class 3A2 FRN GBP (b) (d) 0.898% 9/20/44	81,636	131,495
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.654% 9/25/35	718,544	729,844

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1 FRN 0.470% 1/25/36	$609,841	$503,591
Nomura Asset Acceptance Corp., Series 2004-R3, Class A1 (a) 6.500% 2/25/35	1,246,009	1,295,522
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1APT FRN 0.490% 12/25/35	497,863	393,225
Structured Asset Securities Corp., Series 2005-16, Class 1A2 5.500% 9/25/35	1,453,252	1,447,752

		7,309,649

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $17,565,348)		18,104,611

SOVEREIGN DEBT OBLIGATIONS — 9.4%
Banco Nacional de Desenvolvimento Economico e Social EUR (a) (d) 4.125% 9/15/17	100,000	141,895
Indonesia Government International Bond (b) 7.250% 4/20/15	100,000	112,625
Italy Buoni Poliennali Del Tesoro EUR (d) 2.500% 3/01/15	400,000	531,339
Italy Buoni Poliennali Del Tesoro EUR (d) 3.000% 4/01/14	900,000	1,206,013
Italy Buoni Poliennali Del Tesoro EUR (d) 3.500% 6/01/14	100,000	134,939
Italy Buoni Poliennali Del Tesoro EUR (d) 3.750% 8/01/15	100,000	136,377
Italy Buoni Poliennali Del Tesoro EUR (d) 3.750% 4/15/16	500,000	684,074
Italy Buoni Poliennali Del Tesoro EUR (d) 4.500% 7/15/15	100,000	138,671
Italy Buoni Poliennali Del Tesoro EUR (d) 4.750% 5/01/17	2,800,000	3,938,311
Italy Buoni Poliennali Del Tesoro EUR (d) 4.750% 6/01/17	1,400,000	1,966,838
Italy Certificati di Credito del Tesoro Zero Coupon EUR (d) 0.000% 9/30/13	400,000	522,953

	Principal Amount	Value
Korea Finance Corp. 3.250% 9/20/16	$100,000	$104,942
Korea Housing Finance Corp. (b) 4.125% 12/15/15	400,000	431,378
Mexican Bonos MXN (d) 6.000% 6/18/15	800,000	63,574
Mexican Bonos MXN (d) 7.750% 12/14/17	2,300,000	198,056
Province of Ontario Canada 1.600% 9/21/16	2,800,000	2,889,088
Province of Ontario Canada 1.650% 9/27/19	100,000	99,940
Province of Ontario Canada CAD (d) 3.150% 6/02/22	300,000	312,025
Province of Ontario Canada CAD (d) 4.000% 6/02/21	1,900,000	2,113,857
Province of Ontario Canada CAD (d) 4.200% 6/02/20	200,000	225,431
Province of Ontario Canada CAD (d) 4.400% 6/02/19	300,000	340,288
Province of Ontario Canada 4.400% 4/14/20	500,000	588,824
Province of Quebec Canada 2.750% 8/25/21	200,000	208,923
Province of Quebec Canada CAD (d) 3.500% 12/01/22	1,800,000	1,904,757
Province of Quebec Canada CAD (d) 4.250% 12/01/21	1,900,000	2,135,747
Province of Quebec Canada CAD (d) 4.500% 12/01/20	500,000	571,605
Republic of Indonesia 7.500% 1/15/16	100,000	116,875
Spain Government Bond EUR (d) 3.000% 4/30/15	100,000	131,625
Spain Government Bond EUR (d) 3.150% 1/31/16	3,400,000	4,445,109
Spain Government Bond EUR (d) 3.750% 10/31/15	600,000	796,944
Spain Government Bond EUR (d) 4.250% 10/31/16	500,000	669,479
Spain Government Bond EUR (d) 4.400% 1/31/15	200,000	271,725
Spain Letras del Tesoro EUR (d) 0.000% 4/16/14	900,000	1,150,787
United Mexican States MXN (d) 10.000% 12/05/24	200,000	21,650

		29,306,664

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $28,325,871)		29,306,664

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 51.3%
Pass-Through Securities — 51.3%
Federal National Mortgage Association 0.875% 12/20/17	$200,000	$200,266
Pool #AM0359 2.310% 8/01/22	500,000	510,782
Pool #AP8844 2.500% 10/01/27	995,198	1,041,265
Pool #AM0414 2.870% 9/01/27	200,000	197,091
Pool #AB1602 3.500% 10/01/25	1,874,636	1,988,140
Pool #993382 4.000% 6/01/24	767,373	820,849
Pool #AE7266 4.000% 1/01/41	186,395	199,581
Pool #AI8873 4.000% 8/01/41	415,342	444,724
Pool #AI8985 4.000% 8/01/41	439,798	470,910
Pool #AJ4460 4.000% 12/01/41	2,401,425	2,575,060
Pool #MA0531 4.500% 8/01/20	51,467	55,336
Pool #931412 4.500% 6/01/24	385,020	413,956
Pool #932561 4.500% 2/01/25	72,412	77,854
Pool #AD3832 4.500% 4/01/25	830,014	892,394
Pool #930997 4.500% 4/01/29	1,944,961	2,104,129
Pool #931504 4.500% 7/01/39	278,601	304,927
Pool #AC1095 4.500% 7/01/39	589,439	641,452
Pool #932277 4.500% 12/01/39	238,928	261,878
Pool #AD1593 4.500% 2/01/40	10,729,014	11,575,182
Pool #AD1656 4.500% 3/01/40	4,931,348	5,320,270
Pool #AE3461 4.500% 10/01/40	751,419	816,787
Pool #AH1275 4.500% 1/01/41	1,731,562	1,869,208
Pool #AH5583 4.500% 2/01/41	21,178	22,862
Pool #AH4108 4.500% 3/01/41	696,092	751,425
Pool #AH7801 4.500% 3/01/41	798,288	867,858

	Principal Amount	Value
Pool #AH8594 4.500% 3/01/41	$359,426	$387,998
Pool #AL0160 4.500% 5/01/41	1,347,088	1,453,329
Pool #AI0788 4.500% 6/01/41	726,710	786,068
Pool #889996 5.500% 6/01/38	17,951,079	19,474,116
Federal National Mortgage Association TBA Pool #1312 3.000% 11/01/26 (e)	8,000,000	8,445,000
Pool #4241 3.000% 8/01/42 (e)	6,000,000	6,274,687
Pool #1963 3.500% 12/01/41 (e)	21,000,000	22,387,970
Pool #7737 4.000% 4/01/24 (e)	6,000,000	6,424,687
Pool #9174 4.000% 8/01/40 (e)	29,000,000	31,082,110
Pool #11054 4.500% 3/01/21 (e)	2,000,000	2,148,438
Pool #18718 4.500% 6/01/39 (e)	17,000,000	18,365,312
Pool #26607 5.000% 12/01/36 (e)	8,000,000	8,665,625

		160,319,526

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $159,726,401)		160,319,526

U.S. TREASURY OBLIGATIONS — 33.0%
U.S. Treasury Bonds & Notes — 33.0%
U.S. Treasury Inflation Index 0.125% 4/15/17	407,376	436,242
U.S. Treasury Inflation Index 0.125% 1/15/22	2,146,263	2,330,709
U.S. Treasury Inflation Index 0.125% 7/15/22	905,310	982,757
U.S. Treasury Inflation Index 0.625% 7/15/21	1,128,974	1,283,326
U.S. Treasury Inflation Index 0.750% 2/15/42	1,126,092	1,233,334
U.S. Treasury Inflation Index 1.125% 1/15/21	105,745	124,201
U.S. Treasury Inflation Index 1.250% 7/15/20	530,345	629,122
U.S. Treasury Inflation Index 1.750% 1/15/28	1,214,587	1,572,226
U.S. Treasury Inflation Index 2.000% 1/15/26	116,547	152,840
U.S. Treasury Inflation Index 2.375% 1/15/25	122,718	165,545

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (f) 2.375% 1/15/27	$6,652,890	$9,172,672
U.S. Treasury Inflation Index 2.500% 1/15/29	2,478,043	3,534,309
U.S. Treasury Note 0.375% 11/15/15	31,900,000	31,929,160
U.S. Treasury Note (f) (g) 0.750% 10/31/17	12,800,000	12,841,999
U.S. Treasury Note 0.750% 12/31/17	13,900,000	13,923,891
U.S. Treasury Note (f) (g) 0.875% 7/31/19	6,500,000	6,419,207
U.S. Treasury Note 1.250% 10/31/19	3,700,000	3,730,236
U.S. Treasury Note 1.625% 8/15/22	2,300,000	2,284,870
U.S. Treasury Note 1.625% 11/15/22	8,500,000	8,406,766
U.S. Treasury Note (f) (g) 1.750% 5/15/22	2,100,000	2,118,178

		103,271,590

TOTAL U.S. TREASURY OBLIGATIONS (Cost $101,923,589)		103,271,590

TOTAL BONDS & NOTES (Cost $396,633,530)		406,316,532

TOTAL LONG-TERM INVESTMENTS (Cost $397,733,530)		407,489,132

SHORT-TERM INVESTMENTS — 2.3%
Commercial Paper — 0.6%
Itau Unibanco SA 0.010% 10/31/13	1,900,000	1,876,367

Repurchase Agreements — 1.7%
JP Morgan Chase Bank Repurchase Agreement, dated 12/31/12, 0.250%, due 1/02/13 (h)	4,600,000	4,600,000
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (i)	675,785	675,785

		5,275,785

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	26,250	26,250

TOTAL SHORT-TERM INVESTMENTS (Cost $7,178,402)		7,178,402

Value
TOTAL INVESTMENTS — 132.7% (Cost $404,911,932) (j)	$414,667,534

Other Assets/(Liabilities) —(32.7)%	(102,191,644)

NET ASSETS — 100.0%	$312,475,890

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
MBS	Mortgage-Backed Security
MXN	Mexican Peso
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $25,493,037 or 8.16% of net assets.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2012, these securities amounted to a value of $8,091,325 or 2.59% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2012, these securities amounted to a value of $6,444,760 or 2.06% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	All or a portion of this security is held as collateral for open swap agreements and written options outstanding. (Note 2).
(h)	Maturity value of $4,600,064. Collateralized by U.S. Government Agency obligations with a rate of 2.375%, maturity date of 10/31/14, and an aggregate market value, including accrued interest, of $4,701,372.
(i)	Maturity value of $675,785. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $691,993.
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.1%

COMMON STOCK — 97.1%
Basic Materials — 2.9%
Chemicals — 1.4%
American Vanguard Corp.	25,800	$801,606
Ferro Corp. (a)	137,590	575,126
Methanex Corp.	58,365	1,860,093
Minerals Technologies, Inc.	9,600	383,232

		3,620,057

Forest Products & Paper — 1.3%
KapStone Paper and Packaging Corp.	88,610	1,966,256
Potlatch Corp.	35,820	1,403,785

		3,370,041

Mining — 0.2%
AuRico Gold, Inc. (a)	72,900	596,322

		7,586,420

Communications — 9.1%
Internet — 3.9%
Bazaarvoice, Inc. (a)	23,500	219,725
Dealertrack Technologies, Inc. (a)	24,860	713,979
Dropbox, Inc. (a) (b)	12,328	111,557
HomeAway, Inc. (a)	27,460	604,120
IAC/InterActiveCorp	41,770	1,975,721
OpenTable, Inc. (a) (c)	58,700	2,864,560
Sapient Corp. (a)	191,700	2,024,352
Shutterstock, Inc. (a)	11,730	304,980
ValueClick, Inc. (a)	49,700	964,677
Web.com Group, Inc. (a)	41,230	610,204

		10,393,875

Media — 1.9%
FactSet Research Systems, Inc.	43,162	3,800,846
Pandora Media, Inc. (a) (c)	120,420	1,105,455

		4,906,301

Semiconductors — 0.2%
IPG Photonics Corp. (c)	9,430	628,510

Software — 1.2%
BroadSoft, Inc. (a) (c)	75,040	2,726,203
Splunk, Inc. (a)	13,320	386,547

		3,112,750

Telecommunications — 1.9%
Aruba Networks, Inc. (a)	15,230	316,022
Ciena Corp. (a)	37,140	583,098
DigitalGlobe, Inc. (a)	37,800	923,832
Ixia (a)	55,770	946,975
JDS Uniphase Corp. (a)	39,880	539,975
Palo Alto Networks, Inc. (a) (c)	3,000	160,560

	Number of Shares	Value
tw telecom, Inc. (a)	27,470	$699,661
Vonage Holdings Corp. (a)	314,210	744,678

		4,914,801

		23,956,237

Consumer, Cyclical — 15.6%
Airlines — 0.5%
Spirit Airlines, Inc. (a)	51,330	909,568
US Airways Group, Inc. (a)	29,680	400,680

		1,310,248

Apparel — 2.1%
Deckers Outdoor Corp. (a) (c)	8,700	350,349
Steven Madden Ltd. (a)	15,560	657,721
Under Armour, Inc. Class A (a)	93,800	4,552,114

		5,560,184

Automotive & Parts — 1.4%
Allison Transmission Holdings, Inc. (c)	29,294	598,183
Dana Holding Corp.	64,550	1,007,626
Tenneco, Inc. (a)	55,660	1,954,223

		3,560,032

Distribution & Wholesale — 1.3%
Watsco, Inc.	35,100	2,628,990
WESCO International, Inc. (a)	10,490	707,341

		3,336,331

Entertainment — 0.7%
Churchill Downs, Inc.	18,850	1,252,582
DreamWorks Animation SKG, Inc. Class A (a) (c)	42,570	705,385

		1,957,967

Foods — 0.3%
Burger King Worldwide, Inc. (c)	50,730	834,001

Home Builders — 0.7%
Standard Pacific Corp. (a) (c)	240,040	1,764,294

Leisure Time — 0.8%
Brunswick Corp.	19,480	566,673
LIFE TIME FITNESS, Inc. (a)	31,100	1,530,431

		2,097,104

Office Furnishings — 0.0%
Interface, Inc.	4,900	78,792

Retail — 7.4%
AFC Enterprises, Inc. (a)	20,000	522,600
ANN, Inc. (a)	13,890	470,038
BJ’s Restaurants, Inc. (a)	47,600	1,566,040
Buffalo Wild Wings, Inc. (a)	6,760	492,263
Casey’s General Stores, Inc.	10,140	538,434
The Cheesecake Factory, Inc.	43,720	1,430,518

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Columbia Sportswear Co. (c)	5,100	$272,136
Denny’s Corp. (a)	143,070	698,182
Domino’s Pizza, Inc.	33,700	1,467,635
DSW, Inc. Class A	8,550	561,649
Francesca’s Holdings Corp. (a) (c)	55,840	1,449,606
GameStop Corp. Class A (c)	41,100	1,031,199
Hanesbrands, Inc. (a)	22,224	796,064
Hibbett Sports, Inc. (a)	6,460	340,442
HSN, Inc.	28,010	1,542,791
Panera Bread Co. Class A (a)	7,700	1,222,991
Pier 1 Imports, Inc.	26,020	520,400
Rue21, Inc. (a)	15,490	439,761
Tile Shop Holdings, Inc. (a) (c)	36,800	619,344
Urban Outfitters, Inc. (a)	17,160	675,418
Zumiez, Inc. (a)	145,500	2,824,155

		19,481,666

Textiles — 0.4%
Fifth & Pacific Cos., Inc. (a)	87,040	1,083,648

		41,064,267

Consumer, Non-cyclical — 19.9%
Beverages — 1.0%
The Boston Beer Co., Inc. Class A (a) (c)	19,000	2,554,550

Biotechnology — 3.1%
Algeta ASA (a)	10,900	306,118
Alkermes PLC (a)	38,700	716,724
Arena Pharmaceuticals, Inc. (a) (c)	34,770	313,625
AVEO Pharmaceuticals, Inc. (a)	69,360	558,348
Exelixis, Inc. (a) (c)	144,120	658,628
Immunogen, Inc. (a) (c)	22,050	281,137
Incyte Corp. (a) (c)	130,380	2,165,612
Ironwood Pharmaceuticals, Inc. (a)	164,040	1,819,204
NPS Pharmaceuticals, Inc. (a)	37,790	343,889
Seattle Genetics, Inc. (a) (c)	42,690	990,408

		8,153,693

Commercial Services — 2.5%
AerCap Holdings NV (a)	77,460	1,062,751
Convergys Corp.	65,680	1,077,809
CoStar Group, Inc. (a)	4,530	404,846
Forrester Research, Inc.	24,300	651,240
Huron Consulting Group, Inc. (a)	17,910	603,388
On Assignment, Inc. (a)	26,320	533,770
Team Health Holdings, Inc. (a)	23,360	672,067
WEX, Inc. (a)	21,700	1,635,529

		6,641,400

Cosmetics & Personal Care — 0.4%
Elizabeth Arden, Inc. (a)	22,900	1,030,729

	Number of Shares	Value
Foods — 1.0%
Annie’s, Inc. (a)	45,300	$1,514,379
Sanderson Farms, Inc.	12,000	570,600
WhiteWave Foods Co. (a) (c)	35,600	553,224

		2,638,203

Health Care – Products — 6.3%
Cyberonics, Inc. (a)	77,100	4,050,063
Dexcom, Inc. (a)	324,800	4,420,528
Globus Medical, Inc. Class A (a) (c)	13,771	144,458
HeartWare International, Inc. (a) (c)	34,760	2,918,102
Insulet Corp. (a)	56,800	1,205,296
Volcano Corp. (a)	159,700	3,770,517

		16,508,964

Health Care – Services — 2.5%
Air Methods Corp.	15,470	570,688
Catamaran Corp. (a)	14,176	667,831
Covance, Inc. (a)	33,000	1,906,410
Health Management Associates, Inc. Class A (a)	105,150	979,998
HealthSouth Corp. (a)	19,530	412,278
Kindred Healthcare, Inc. (a)	89,240	965,577
WellCare Health Plans, Inc. (a)	22,150	1,078,484

		6,581,266

Household Products — 0.1%
Spectrum Brands Holdings, Inc.	9,190	412,907

Pharmaceuticals — 2.3%
Auxilium Pharmaceuticals, Inc. (a)	13,260	245,708
AVANIR Pharmaceuticals, Inc. (a) (c)	124,400	327,172
Cubist Pharmaceuticals, Inc. (a)	39,340	1,654,640
The Medicines Co. (a)	20,360	488,029
Neogen Corp. (a)	28,700	1,300,684
Onyx Pharmaceuticals, Inc. (a)	5,060	382,182
Optimer Pharmaceuticals, Inc. (a) (c)	31,100	281,455
Rigel Pharmaceuticals, Inc. (a)	28,080	182,520
Salix Pharmaceuticals Ltd. (a)	29,720	1,203,066

		6,065,456

Real Estate Investment Trusts (REITS) — 0.2%
Zillow, Inc. Class A (a) (c)	18,130	503,107

Textiles — 0.5%
Samsonite International SA	318,560	666,413
Tumi Holdings, Inc. (a)	27,380	570,873

		1,237,286

		52,327,561

Energy — 7.8%
Coal — 0.3%
Arch Coal, Inc.	63,300	463,356
Cloud Peak Energy, Inc. (a)	18,850	364,371

		827,727

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy – Alternate Sources — 0.7%
First Solar, Inc. (a) (c)	25,600	$790,528
Headwaters, Inc. (a)	70,000	599,200
Solarcity Corp. (a) (c)	27,900	332,847

		1,722,575

Oil & Gas — 2.4%
Atwood Oceanics, Inc. (a)	8,460	387,384
Comstock Resources, Inc. (a)	46,470	703,091
Painted Pony Petroleum Ltd. (a)	33,300	351,513
Patterson-UTI Energy, Inc.	87,840	1,636,459
Rex Energy Corp. (a)	26,250	341,775
Rosetta Resources, Inc. (a)	28,370	1,286,863
SemGroup Corp. Class A (a)	42,500	1,660,900

		6,367,985

Oil & Gas Services — 4.4%
Core Laboratories NV	21,400	2,339,234
Dril-Quip, Inc. (a)	78,900	5,763,645
Forum Energy Technologies, Inc. (a)	83,500	2,066,625
ION Geophysical Corp. (a)	110,153	717,096
Trican Well Service Ltd. (c)	50,300	663,452

		11,550,052

		20,468,339

Financial — 13.5%
Banks — 2.9%
Associated Banc-Corp.	55,400	726,848
BancorpSouth, Inc.	50,560	735,142
Boston Private Financial Holdings, Inc.	114,900	1,035,249
East West Bancorp, Inc.	24,720	531,233
First Horizon National Corp.	93,060	922,225
International Bancshares Corp.	45,030	812,791
National Penn Bancshares, Inc.	84,100	783,812
Pinnacle Financial Partners, Inc. (a)	24,170	455,363
Sterling Financial Corp.	23,093	482,182
Webster Financial Corp.	31,000	637,050
Western Alliance Bancorp (a)	38,770	408,248

		7,530,143

Diversified Financial — 7.4%
AllianceBernstein Holding LP	141,900	2,473,317
Financial Engines, Inc. (a)	143,980	3,995,445
Greenhill & Co., Inc.	73,500	3,821,265
Investment Technology Group, Inc. (a)	14,300	128,700
National Financial Partners Corp. (a) (c)	42,030	720,394
Netspend Holdings, Inc. (a)	20,130	237,937
Ocwen Financial Corp. (a)	10,840	374,956
Portfolio Recovery Associates, Inc. (a)	54,000	5,770,440
WageWorks, Inc. (a)	63,630	1,132,614
WisdomTree Investments, Inc. (a)	123,830	757,839

		19,412,907

	Number of Shares	Value
Insurance — 1.4%
eHealth, Inc. (a)	48,480	$1,332,231
The Hanover Insurance Group, Inc.	19,200	743,808
Primerica, Inc.	31,400	942,314
Protective Life Corp.	26,350	753,083

		3,771,436

Investment Companies — 0.3%
Solar Capital Ltd.	31,000	741,210

Real Estate Investment Trusts (REITS) — 1.5%
Acadia Realty Trust	29,000	727,320
American Campus Communities, Inc.	5,370	247,718
MFA Financial, Inc.	65,300	529,583
Pebblebrook Hotel Trust	31,340	723,954
PS Business Parks, Inc.	4,580	297,608
Redwood Trust, Inc.	12,000	202,680
Sunstone Hotel Investors, Inc. (a)	106,880	1,144,685

		3,873,548

		35,329,244

Industrial — 14.9%
Aerospace & Defense — 1.1%
Moog, Inc. Class A (a)	33,820	1,387,635
Teledyne Technologies, Inc. (a)	21,490	1,398,354

		2,785,989

Building Materials — 1.1%
Armstrong World Industries, Inc.	12,410	629,559
Lennox International, Inc.	8,420	442,218
Louisiana-Pacific Corp. (a)	43,270	835,976
Owens Corning, Inc. (a)	21,330	788,997
Trex Co., Inc. (a)	5,124	190,767

		2,887,517

Electronics — 1.3%
Coherent, Inc.	9,450	478,359
Fabrinet (a)	7,480	98,287
Faro Technologies, Inc. (a)	47,700	1,701,936
Rogers Corp. (a)	24,610	1,222,133

		3,500,715

Environmental Controls — 1.4%
Waste Connections, Inc.	106,200	3,588,498

Hand & Machine Tools — 0.5%
Kennametal, Inc.	33,140	1,325,600

Machinery – Diversified — 3.9%
Applied Industrial Technologies, Inc.	8,950	375,989
DXP Enterprises, Inc. (a)	7,030	344,962
Graco, Inc.	30,200	1,554,998
IDEX Corp.	9,190	427,611
The Middleby Corp. (a)	1,960	251,292
Nordson Corp.	29,200	1,843,104

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Proto Labs, Inc. (a)	49,100	$1,935,522
Wabtec Corp.	40,800	3,571,632

		10,305,110

Manufacturing — 3.4%
Acuity Brands, Inc.	39,310	2,662,466
Colfax Corp. (a)	9,540	384,939
FreightCar America, Inc.	23,938	536,690
Hexcel Corp. (a)	83,300	2,245,768
Polypore International, Inc. (a) (c)	20,960	974,640
Raven Industries, Inc.	86,000	2,266,960

		9,071,463

Packaging & Containers — 1.2%
Graphic Packaging Holding Co. (a)	182,570	1,179,402
Packaging Corporation of America	16,890	649,758
Silgan Holdings, Inc.	30,760	1,279,309

		3,108,469

Transportation — 1.0%
Con-way, Inc.	15,460	430,097
Landstar System, Inc.	11,940	626,372
Old Dominion Freight Line, Inc. (a)	24,517	840,443
Swift Transportation Co. (a)	75,900	692,208

		2,589,120

		39,162,481

Technology — 13.1%
Computers — 3.1%
Cadence Design Systems, Inc. (a)	74,930	1,012,304
FleetMatics Group PLC (a) (c)	14,200	357,272
LivePerson, Inc. (a)	35,260	463,317
LogMeIn, Inc. (a)	89,700	2,010,177
MICROS Systems, Inc. (a)	64,800	2,750,112
Stratasys Ltd. (a)	16,900	1,354,535
Syntel, Inc.	5,310	284,563

		8,232,280

Health Care – Services — 0.7%
Vocera Communications, Inc. (a)	66,700	1,674,170

Semiconductors — 3.4%
Cypress Semiconductor Corp. (a)	59,400	643,896
Fairchild Semiconductor International, Inc. (a)	57,090	822,096
Hittite Microwave Corp. (a)	54,900	3,409,290
Lattice Semiconductor Corp. (a)	113,180	451,588
Microsemi Corp. (a)	39,200	824,768
Monolithic Power Systems, Inc.	31,600	704,048
Nanometrics, Inc. (a)	37,240	537,001
ON Semiconductor Corp. (a)	92,000	648,600
Ultratech, Inc. (a)	21,510	802,323

		8,843,610

	Number of Shares	Value
Software — 5.9%
Concur Technologies, Inc. (a)	10,720	$723,814
Cornerstone OnDemand, Inc. (a)	49,500	1,461,735
Demandware, Inc. (a)	7,100	193,972
Fair Isaac Corp.	13,360	561,521
Imperva, Inc. (a)	33,230	1,047,742
Parametric Technology Corp. (a)	24,710	556,222
Pegasystems, Inc.	17,720	401,889
QLIK Technologies, Inc. (a)	12,700	275,844
Servicenow, Inc. (a) (c)	21,470	644,744
Solera Holdings, Inc.	48,200	2,577,254
TiVo, Inc. (a)	142,290	1,753,013
Tyler Technologies, Inc. (a)	59,600	2,887,024
The Ultimate Software Group, Inc. (a)	26,470	2,499,033

		15,583,807

		34,333,867

Utilities — 0.3%
Gas — 0.3%
Southwest Gas Corp.	19,950	846,080

TOTAL COMMON STOCK (Cost $224,693,736)		255,074,496

TOTAL EQUITIES (Cost $224,693,736)		255,074,496

MUTUAL FUNDS — 9.9%
Diversified Financial — 9.9%
iShares Russell 2000 Index Fund (c)	10,270	865,658
State Street Navigator Securities Lending Prime Portfolio (d)	25,143,114	25,143,114

		26,008,772

TOTAL MUTUAL FUNDS (Cost $25,992,063)		26,008,772

TOTAL LONG-TERM INVESTMENTS (Cost $250,685,799)		281,083,268

	Principal Amount

SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	$5,067,915	5,067,915

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	8,659	8,659

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $5,076,574)	$5,076,574

TOTAL INVESTMENTS — 108.9% (Cost $255,762,373) (f)	286,159,842

Other Assets/(Liabilities) — (8.9)%	(23,361,824)

NET ASSETS — 100.0%	$262,798,018

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $111,557 or 0.04% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $24,515,680. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $5,067,918. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $5,177,280.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 96.9%

COMMON STOCK — 96.8%
Basic Materials — 9.9%
Chemicals — 2.8%
American Vanguard Corp.	34,000	$1,056,380
Innospec, Inc.	43,400	1,496,866
Minerals Technologies, Inc.	20,000	798,400

		3,351,646

Forest Products & Paper — 3.1%
Clearwater Paper Corp. (a)	24,200	947,672
Deltic Timber Corp.	15,900	1,122,858
Potlatch Corp.	30,000	1,175,700
Wausau Paper Corp.	52,800	457,248

		3,703,478

Iron & Steel — 1.3%
Carpenter Technology Corp.	23,000	1,187,490
Schnitzer Steel Industries, Inc. Class A	14,900	451,917

		1,639,407

Mining — 2.7%
AMCOL International Corp.	21,400	656,552
Franco-Nevada Corp.	19,700	1,124,526
North American Palladium Ltd. (a) (b)	200,000	260,000
Royal Gold, Inc.	14,800	1,203,388

		3,244,466

		11,938,997

Communications — 3.2%
Internet — 1.0%
Safeguard Scientifics, Inc. (a)	51,200	755,200
Websense, Inc. (a)	32,300	485,792

		1,240,992

Media — 0.7%
The Dolan Co. (a)	43,900	170,771
Saga Communications, Inc. Class A	13,000	604,500

		775,271

Telecommunications — 1.5%
Ixia (a)	57,200	971,256
Premiere Global Services, Inc. (a)	61,000	596,580
Sonus Networks, Inc. (a)	141,100	239,870

		1,807,706

		3,823,969

Consumer, Cyclical — 12.7%
Airlines — 1.4%
Alaska Air Group, Inc. (a)	40,000	1,723,600

Apparel — 0.2%
True Religion Apparel, Inc.	9,700	246,574

	Number of Shares	Value
Automotive & Parts — 0.3%
Modine Manufacturing Co. (a)	47,300	$384,549

Distribution & Wholesale — 2.9%
Beacon Roofing Supply, Inc. (a)	66,000	2,196,480
Pool Corp.	29,800	1,261,136

		3,457,616

Entertainment — 0.7%
Ascent Media Corp. Series A (a)	12,900	799,026

Home Builders — 2.1%
M/I Homes, Inc. (a)	20,700	548,550
Meritage Home Corp. (a)	32,800	1,225,080
Winnebago Industries, Inc. (a)	45,200	774,276

		2,547,906

Home Furnishing — 0.4%
Ethan Allen Interiors, Inc.	14,800	380,508
Stanley Furniture Co., Inc. (a)	24,000	108,000

		488,508

Leisure Time — 0.4%
Brunswick Corp.	16,500	479,985

Lodging — 0.6%
Orient-Express Hotels Ltd. (a)	63,700	744,653

Retail — 2.4%
Fred’s, Inc. Class A	35,000	465,850
Haverty Furniture Cos., Inc.	41,500	676,865
MarineMax, Inc. (a)	37,400	334,356
The Men’s Wearhouse, Inc.	29,100	906,756
Stein Mart, Inc.	67,900	511,966

		2,895,793

Textiles — 1.3%
Culp, Inc.	23,700	355,737
Fifth & Pacific Cos., Inc. (a)	26,300	327,435
G&K Services, Inc. Class A	24,500	836,675

		1,519,847

		15,288,057

Consumer, Non-cyclical — 10.0%
Agriculture — 0.3%
Alliance One International, Inc. (a)	83,500	303,940

Biotechnology — 0.3%
Momenta Pharmaceuticals, Inc. (a)	32,200	379,316

Commercial Services — 6.1%
Aaron’s, Inc.	90,600	2,562,168
Electro Rent Corp.	55,400	852,052
FTI Consulting, Inc. (a)	10,800	356,400
Landauer, Inc.	9,500	581,495
McGrath RentCorp	46,500	1,349,430
Navigant Consulting, Inc. (a)	49,400	551,304

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
On Assignment, Inc. (a)	40,400	$819,312
TNS, Inc. (a)	14,900	308,877

		7,381,038

Foods — 0.4%
Nash Finch Co.	21,000	446,880

Health Care – Products — 1.4%
Quidel Corp. (a) (b)	28,500	532,095
West Pharmaceutical Services, Inc.	22,100	1,209,975

		1,742,070

Health Care – Services — 1.1%
National Healthcare Corp.	16,900	794,638
Triple-S Management Corp. Class B (a)	25,500	470,985

		1,265,623

Household Products — 0.4%
CSS Industries, Inc.	23,300	510,037

		12,028,904

Energy — 4.6%
Coal — 0.5%
Cloud Peak Energy, Inc. (a)	30,000	579,900

Oil & Gas — 2.9%
Atwood Oceanics, Inc. (a)	13,000	595,270
Hercules Offshore, Inc. (a)	44,600	275,628
Northern Oil and Gas, Inc. (a) (b)	43,500	731,670
Oasis Petroleum, Inc. (a)	34,900	1,109,820
PDC Energy, Inc. (a)	12,700	421,767
Swift Energy Co. (a)	26,300	404,757

		3,538,912

Oil & Gas Services — 1.2%
C&J Energy Services, Inc. (a)	18,200	390,208
CARBO Ceramics, Inc.	8,300	650,222
TETRA Technologies, Inc. (a)	59,000	447,810

		1,488,240

		5,607,052

Financial — 21.2%
Banks — 6.7%
Columbia Banking System, Inc.	20,500	367,770
East West Bancorp, Inc.	76,600	1,646,134
Glacier Bancorp, Inc.	53,600	788,456
Home Bancshares, Inc.	34,800	1,149,096
Sandy Spring Bancorp, Inc.	25,700	499,094
Signature Bank (a)	14,400	1,027,296
SVB Financial Group (a)	28,200	1,578,354
Wintrust Financial Corp.	29,100	1,067,970

		8,124,170

Diversified Financial — 2.0%
JMP Group, Inc.	27,700	168,139
KBW, Inc.	20,000	306,000

	Number of Shares	Value
Piper Jaffray Cos., Inc. (a)	10,600	$340,578
Stifel Financial Corp. (a)	50,100	1,601,697

		2,416,414

Insurance — 5.4%
Alterra Capital Holdings Ltd.	33,900	955,641
Assured Guaranty Ltd.	31,582	449,412
Employers Holdings, Inc.	18,500	380,730
Markel Corp. (a)	1,720	745,482
Meadowbrook Insurance Group, Inc.	39,000	225,420
National Interstate Corp.	34,300	988,526
ProAssurance Corp.	59,800	2,522,962
Radian Group, Inc. (b)	44,000	268,840

		6,537,013

Investment Companies — 0.3%
Ares Capital Corp.	20,000	350,000

Real Estate Investment Trusts (REITS) — 6.8%
Acadia Realty Trust	33,800	847,704
CBL & Associates Properties, Inc.	71,400	1,514,394
Cedar Realty Trust, Inc.	63,000	332,640
First Potomac Realty Trust	54,500	673,620
Kilroy Realty Corp.	32,100	1,520,577
LaSalle Hotel Properties	38,950	988,941
Pebblebrook Hotel Trust	40,000	924,000
PS Business Parks, Inc.	1,700	110,466
Saul Centers, Inc.	15,800	676,082
Washington Real Estate Investment Trust	20,500	536,075

		8,124,499

		25,552,096

Industrial — 27.1%
Aerospace & Defense — 0.9%
Kaman Corp.	21,400	787,520
Kratos Defense & Security Solutions, Inc. (a)	59,000	296,770

		1,084,290

Building Materials — 3.4%
Comfort Systems USA, Inc.	35,900	436,544
Drew Industries, Inc.	36,300	1,170,675
Gibraltar Industries, Inc. (a)	48,000	764,160
Quanex Building Products Corp.	27,800	567,398
Texas Industries, Inc. (a) (b)	7,800	397,878
Universal Forest Products, Inc.	20,100	764,604

		4,101,259

Electrical Components & Equipment — 2.5%
Advanced Energy Industries, Inc. (a)	45,000	621,450
Belden, Inc.	27,000	1,214,730
Littelfuse, Inc.	19,300	1,191,003

		3,027,183

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 2.6%
Analogic Corp.	9,500	$705,850
Cymer, Inc. (a)	2,600	235,118
Electro Scientific Industries, Inc.	35,100	349,245
Methode Electronics, Inc.	22,200	222,666
Newport Corp. (a)	32,800	441,160
Woodward, Inc.	30,800	1,174,404

		3,128,443

Engineering & Construction — 0.8%
Aegion Corp. (a)	41,600	923,104

Environmental Controls — 1.6%
Mine Safety Appliances Co.	17,600	751,696
Waste Connections, Inc.	35,500	1,199,545

		1,951,241

Hand & Machine Tools — 0.5%
Franklin Electric Co., Inc.	10,500	652,785

Machinery – Construction & Mining — 0.4%
Astec Industries, Inc.	14,900	496,617

Machinery – Diversified — 4.4%
Cascade Corp.	10,600	681,580
Cognex Corp.	10,200	375,564
IDEX Corp.	27,500	1,279,575
Nordson Corp.	28,000	1,767,360
Proto Labs, Inc. (a)	7,000	275,940
Robbins & Myers, Inc.	15,100	897,695

		5,277,714

Manufacturing — 2.7%
AptarGroup, Inc.	32,000	1,527,040
Matthews International Corp. Class A	30,200	969,420
Myers Industries, Inc.	53,400	809,010

		3,305,470

Metal Fabricate & Hardware — 0.6%
Circor International, Inc.	17,500	692,825

Transportation — 6.7%
Genesee & Wyoming, Inc. Class A (a)	33,550	2,552,484
Hub Group, Inc. Class A (a)	21,300	715,680
Kirby Corp. (a)	33,350	2,064,031
Landstar System, Inc.	48,500	2,544,310
Teekay Tankers Ltd. Class A (b)	84,500	245,050

		8,121,555

		32,762,486

Technology — 4.0%
Computers — 0.2%
Xyratex Ltd. (b)	27,000	227,070

Semiconductors — 2.0%
ATMI, Inc. (a)	20,800	434,304
Brooks Automation, Inc.	41,100	330,855
Cabot Microelectronics Corp.	17,200	610,772

	Number of Shares	Value
Entegris, Inc. (a)	19,700	$180,846
Teradyne, Inc. (a)	51,700	873,213

		2,429,990

Software — 1.8%
Accelrys, Inc. (a)	30,010	271,591
Progress Software Corp. (a)	46,200	969,738
SYNNEX Corp. (a)	25,600	880,128

		2,121,457

		4,778,517

Utilities — 4.1%
Electric — 2.8%
Black Hills Corp.	14,900	541,466
Cleco Corp.	31,450	1,258,314
El Paso Electric Co.	28,800	919,008
NorthWestern Corp.	19,300	670,289

		3,389,077

Gas — 1.3%
PNM Resources, Inc.	23,500	481,985
Southwest Gas Corp.	21,800	924,538
Vectren Corp.	6,700	196,980

		1,603,503

		4,992,580

TOTAL COMMON STOCK (Cost $82,362,443)		116,772,658

CONVERTIBLE PREFERRED STOCK — 0.1%
Financial — 0.1%
Banks — 0.1%
East West Bancorp, Inc., Series A 8.000%	100	150,500

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $69,897)		150,500

TOTAL EQUITIES (Cost $82,432,340)		116,923,158

MUTUAL FUNDS — 2.5%
Diversified Financial — 2.5%
iShares Russell 2000 Value Index Fund	11,300	853,263
State Street Navigator Securities Lending Prime Portfolio (c)	2,183,668	2,183,668
T. Rowe Price Reserve Investment Fund	1,001	1,001

		3,037,932

TOTAL MUTUAL FUNDS (Cost $2,932,100)		3,037,932

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

		Value

TOTAL LONG-TERM INVESTMENTS (Cost $85,364,440)		$119,961,090

	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (d)	$3,371,980	3,371,980

TOTAL SHORT-TERM INVESTMENTS (Cost $3,371,980)		3,371,980

TOTAL INVESTMENTS — 102.2% (Cost $88,736,420) (e)		123,333,070

Other Assets/(Liabilities) — (2.2)%		(2,705,183)

NET ASSETS — 100.0%		$120,627,887

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $2,092,226. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,371,982. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $3,442,003.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 102.2%

COMMON STOCK — 102.2%
Basic Materials — 5.2%
Chemicals — 1.6%
Chemtura Corp. (a)	59,990	$1,275,387
Huntsman Corp.	95,270	1,514,792

		2,790,179

Iron & Steel — 2.5%
Reliance Steel & Aluminum Co.	38,880	2,414,448
Steel Dynamics, Inc.	150,990	2,073,093

		4,487,541

Real Estate Investment Trusts (REITS) — 1.1%
Plum Creek Timber Co., Inc.	42,640	1,891,937

		9,169,657

Communications — 4.1%
Media — 0.9%
Gannett Co., Inc.	87,210	1,570,652

Telecommunications — 3.2%
Amdocs Ltd.	67,860	2,306,562
Anixter International, Inc.	28,090	1,797,198
Harris Corp.	32,080	1,570,637

		5,674,397

		7,245,049

Consumer, Cyclical — 17.3%
Apparel — 1.0%
The Jones Group, Inc.	156,050	1,725,913

Automotive & Parts — 4.0%
Dana Holding Corp.	123,640	1,930,020
Lear Corp.	64,890	3,039,448
TRW Automotive Holdings Corp. (a)	38,310	2,053,799

		7,023,267

Distribution & Wholesale — 0.8%
Ingram Micro, Inc. Class A (a)	81,170	1,373,397

Home Builders — 3.6%
Meritage Home Corp. (a)	58,410	2,181,613
NVR, Inc. (a)	2,320	2,134,400
PulteGroup, Inc. (a)	117,410	2,132,166

		6,448,179

Housewares — 0.6%
Newell Rubbermaid, Inc.	48,780	1,086,331

Leisure Time — 1.2%
Royal Caribbean Cruises Ltd.	65,560	2,229,040

Lodging — 1.4%
MGM Resorts International (a)	209,000	2,432,760

Office Furnishings — 0.5%
Steelcase, Inc. Class A	65,660	836,508

	Number of Shares	Value
Retail — 4.2%
ANN, Inc. (a)	55,040	$1,862,553
GameStop Corp. Class A	58,120	1,458,231
The Men’s Wearhouse, Inc.	77,600	2,418,016
Office Depot, Inc. (a)	499,320	1,637,770

		7,376,570

		30,531,965

Consumer, Non-cyclical — 10.5%
Beverages — 1.0%
Constellation Brands, Inc. Class A (a)	48,660	1,722,077

Commercial Services — 3.4%
Avis Budget Group, Inc. (a)	101,320	2,008,162
Convergys Corp.	110,782	1,817,933
Hertz Global Holdings, Inc. (a)	132,420	2,154,474

		5,980,569

Foods — 2.5%
Dole Food Co., Inc. (a)	149,530	1,715,109
Tyson Foods, Inc. Class A	140,650	2,728,610

		4,443,719

Health Care – Services — 2.8%
Health Net, Inc. (a)	61,450	1,493,235
LifePoint Hospitals, Inc. (a)	42,540	1,605,885
Universal Health Services, Inc. Class B	40,140	1,940,769

		5,039,889

Household Products — 0.8%
Avery Dennison Corp.	42,350	1,478,862

		18,665,116

Energy — 4.9%
Oil & Gas — 4.9%
Cimarex Energy Co.	40,590	2,343,261
Helmerich & Payne, Inc.	51,690	2,895,157
Plains Exploration & Production Co. (a)	44,470	2,087,422
Stone Energy Corp. (a)	61,330	1,258,491

		8,584,331

Financial — 27.2%
Banks — 9.1%
Associated Banc-Corp.	144,060	1,890,067
CapitalSource, Inc.	283,380	2,148,020
Comerica, Inc.	72,730	2,206,628
Huntington Bancshares, Inc.	392,620	2,508,842
Popular, Inc. (a)	79,169	1,645,924
Susquehanna Bancshares, Inc.	181,035	1,897,247
Webster Financial Corp.	50,090	1,029,349
Zions Bancorp	128,160	2,742,624

		16,068,701

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 0.9%
Legg Mason, Inc.	63,000	$1,620,360

Insurance — 8.8%
Aspen Insurance Holdings Ltd.	82,210	2,637,297
Fidelity National Financial, Inc. Class A	116,080	2,733,684
Platinum Underwriters Holdings Ltd.	50,500	2,323,000
Reinsurance Group of America, Inc. Class A	30,980	1,658,050
Torchmark Corp.	42,740	2,208,376
Unum Group	87,190	1,815,296
Validus Holdings Ltd.	63,570	2,198,250

		15,573,953

Real Estate Investment Trusts (REITS) — 7.2%
BioMed Realty Trust, Inc.	115,100	2,224,883
Camden Property Trust	20,060	1,368,293
DiamondRock Hospitality Co.	147,510	1,327,590
EPR Properties	48,740	2,247,401
Glimcher Realty Trust	188,230	2,087,471
Mid-America Apartment Communities, Inc.	20,350	1,317,662
RLJ Lodging Trust	112,560	2,180,287

		12,753,587

Savings & Loans — 1.2%
First Niagara Financial Group, Inc.	271,430	2,152,440

		48,169,041

Industrial — 21.2%
Building Materials — 1.4%
Fortune Brands Home & Security, Inc. (a)	87,080	2,544,478

Electrical Components & Equipment — 2.5%
EnerSys (a)	54,730	2,059,490
General Cable Corp. (a)	77,930	2,369,851

		4,429,341

Electronics — 6.3%
Arrow Electronics, Inc. (a)	56,290	2,143,523
AU Optronics Corp. Sponsored ADR (Taiwan) (a)	354,826	1,596,717
Avnet, Inc. (a)	65,350	2,000,364
Flextronics International Ltd. (a)	236,120	1,466,305
TTM Technologies, Inc. (a)	182,510	1,679,092
Vishay Intertechnology, Inc. (a)	204,800	2,177,024

		11,063,025

Engineering & Construction — 0.7%
Tutor Perini Corp. (a)	88,130	1,207,381

Hand & Machine Tools — 1.1%
Kennametal, Inc.	49,280	1,971,200

Machinery – Construction & Mining — 1.3%
Terex Corp. (a)	82,610	2,322,167

	Number of Shares	Value
Machinery – Diversified — 0.7%
Sauer-Danfoss, Inc.	24,060	$1,284,082

Metal Fabricate & Hardware — 2.9%
Commercial Metals Co.	161,940	2,406,428
The Timken Co.	55,600	2,659,348

		5,065,776

Transportation — 3.2%
Bristow Group, Inc.	45,930	2,464,604
Con-way, Inc.	76,400	2,125,448
Teekay Corp.	33,020	1,059,942

		5,649,994

Trucking & Leasing — 1.1%
Aircastle Ltd.	162,180	2,033,737

		37,571,181

Technology — 6.1%
Retail — 1.1%
Insight Enterprises, Inc. (a)	114,480	1,988,518

Semiconductors — 5.0%
Amkor Technology, Inc. (a)	213,080	905,590
Entegris, Inc. (a)	229,190	2,103,964
Lam Research Corp. (a)	59,410	2,146,483
Micron Technology, Inc. (a)	341,140	2,166,239
MKS Instruments, Inc.	60,178	1,551,389

		8,873,665

		10,862,183

Utilities — 5.7%
Electric — 2.4%
Great Plains Energy, Inc.	98,370	1,997,895
NV Energy, Inc.	122,640	2,224,689

		4,222,584

Gas — 3.3%
Atmos Energy Corp.	50,300	1,766,536
PNM Resources, Inc.	102,120	2,094,481
UGI Corp.	61,840	2,022,787

		5,883,804

		10,106,388

TOTAL COMMON STOCK (Cost $165,705,002)		180,904,911

TOTAL EQUITIES (Cost $165,705,002)		180,904,911

TOTAL LONG-TERM INVESTMENTS (Cost $165,705,002)		180,904,911

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$1,092,573	$1,092,573

TOTAL SHORT-TERM INVESTMENTS (Cost $1,092,573)		1,092,573

TOTAL INVESTMENTS — 102.8% (Cost $166,797,575) (c)		181,997,484

Other Assets/(Liabilities) — (2.8)%		(5,032,691)

NET ASSETS — 100.0%		$176,964,793

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,092,574. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $1,116,831.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2012

	MML Blue Chip Growth Fund	MML Equity Income Fund
Assets:
Investments, at value (Note 2) (a)	$332,794,805	$494,434,348
Short-term investments, at value (Note 2) (b)	3,315,498	23,153,055

Total investments (c)	336,110,303	517,587,403

Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	65,641	-
Investment adviser (Note 3)	-	-
Fund shares sold	352,508	419,379
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	99,662	594,123
Foreign taxes withheld	8,012	-

Total assets	336,636,126	518,600,905

Liabilities:
Payables for:
Investments purchased	68,702	193,581
Fund shares repurchased	94,596	396,145
Securities on loan (Note 2)	-	-
Investment advisory fees	-	-
Trustees’ fees and expenses (Note 3)	52,705	97,298
Affiliates (Note 3):
Investment management fees	211,699	326,564
Administration fees	-	-
Service fees	9,244	24,645
Accrued expense and other liabilities	58,744	68,969

Total liabilities	495,690	1,107,202

Net assets	$336,140,436	$517,493,703

Net assets consist of:
Paid-in capital	$216,576,516	$451,650,291
Undistributed (accumulated) net investment income (loss)	792,196	10,573,396
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	30,833,878	(30,914,731)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	87,937,846	86,184,747

Net assets	$336,140,436	$517,493,703

(a) Cost of investments:	$244,858,521	$408,250,315
(b) Cost of short-term investments:	$3,315,498	$23,153,055
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$309,696,594	$126,594,660	$372,612,448	$172,886,042	$181,041,934
7,584,767	10,598,493	15,959,493	7,622,724	5,012,429

317,281,361	137,193,153	388,571,941	180,508,766	186,054,363

-	-	16,920	-	-

41,248	-	-	435,421	-
9,621	-	-	4,531	562
498,068	76,767	81,531	121,536	126,190
207,575	-	-	-	-
341,648	36,803	573,003	107,662	214,277
-	-	512,202	-	3,936

318,379,521	137,306,723	389,755,597	181,177,916	186,399,328

-	-	-	590,688	319,971
108,063	40,370	8,688,929	54,267	52,154
-	-	18,720,167	-	-
-	1,842	-	-	-
157,193	5,824	66,599	8,115	12,426

26,756	85,382	274,824	106,342	101,393
45,044	11,384	-	15,192	15,599
6,251	444	4,262	252	208
57,276	38,390	71,491	50,941	43,567

400,583	183,636	27,826,272	825,797	545,318

$317,978,938	$137,123,087	$361,929,325	$180,352,119	$185,854,010

$241,400,219	$120,419,217	$380,042,085	$166,630,829	$152,966,998
6,101,047	-	7,698,377	-	3,470,383
-	(5,059)	-	(7,045)	-
(6,749,195)	2,096,881	(31,346,373)	(43,528)	7,039,102
77,226,867	14,612,048	5,535,236	13,771,863	22,377,527

$317,978,938	$137,123,087	$361,929,325	$180,352,119	$185,854,010

$232,473,262	$111,982,612	$367,119,036	$159,114,179	$158,664,407
$7,584,767	$10,598,493	$15,959,493	$7,622,724	$5,012,429
$-	$-	$17,896,279	$-	$-
$-	$-	$16,890	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MML Blue Chip Growth Fund	MML Equity Income Fund
Initial Class shares:
Net assets	$321,245,445	$478,096,470

Shares outstanding (a)	23,798,785	45,217,213

Net asset value, offering price and redemption price per share	$13.50	$10.57

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$14,894,991	$39,397,233

Shares outstanding (a)	1,113,171	3,746,644

Net asset value, offering price and redemption price per share	$13.38	$10.52

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$-	$-	$355,173,621	$-	$-

-	-	37,508,986	-	-

$-	$-	$9.47	$-	$-

$79,070,367	$-	$-	$-	$-

4,418,584	-	-	-	-

$17.89	$-	$-	$-	$-

$109,645,711	$136,305,236	$-	$179,834,485	$185,473,009

6,115,751	11,861,940	-	16,437,445	14,897,880

$17.93	$11.49	$-	$10.94	$12.45

$119,033,916	$-	$-	$-	$-

6,646,395	-	-	-	-

$17.91	$-	$-	$-	$-

$-	$-	$6,755,704	$-	$-

-	-	716,616	-	-

$-	$-	$9.43	$-	$-

$10,228,944	$817,851	$-	$517,634	$381,001

580,549	71,244	-	47,383	30,670

$17.62	$11.48	$-	$10.92	$12.42

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MML Global Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2) (a)	$151,521,165	$127,470,436
Short-term investments, at value (Note 2) (b)	3,116,246	921,662

Total investments (c )	154,637,411	128,392,098

Receivables from:
Investments sold	32,006	1,342,667
Investment adviser (Note 3)	5,076	-
Fund shares sold	81,577	11,245
Interest and dividends	104,738	60,308
Foreign taxes withheld	122,469	2,995

Total assets	154,983,277	129,809,313

Liabilities:
Payables for:
Investments purchased	34,339	1,091,619
Fund shares repurchased	200,244	74,247
Securities on loan (Note 2)	2,879,151	-
Trustees’ fees and expenses (Note 3)	17,546	42,348
Affiliates (Note 3):
Investment management fees	76,209	54,246
Administration fees	34,188	-
Service fees	2,253	7,766
Accrued expense and other liabilities	44,152	38,937

Total liabilities	3,288,082	1,309,163

Net assets	$151,695,195	$128,500,150

Net assets consist of:
Paid-in capital	$120,692,960	$164,807,593
Undistributed (accumulated) net investment income (loss)	1,670,455	1,827,397
Accumulated net realized gain (loss) on investments and foreign currency transactions	(7,113,233)	(62,404,680)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	36,445,013	24,269,840

Net assets	$151,695,195	$128,500,150

(a) Cost of investments:	$115,085,263	$103,200,629
(b) Cost of short-term investments:	$3,116,246	$921,662
(c) Securities on loan with market value of:	$2,749,154	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML Large Cap Growth Fund	MML Large Cap Value Fund	MML Mid Cap Growth Fund

$175,831,540	$201,936,226	$205,630,119	$361,387,084
7,087,150	4,808,134	9,895,096	7,779,361

182,918,690	206,744,360	215,525,215	369,166,445

-	2,156,388	1,233,649	1,301,593
-	-	-	-
180,719	129,214	1,440,132	310,830
331,154	44,840	102,890	111,714
-	-	61,181	-

183,430,563	209,074,802	218,363,067	370,890,582

672,874	1,569,562	-	1,891,979
87,749	52,760	1,569	86,829
-	-	2,152,531	8,652,209
33,054	23,571	73,084	66,369

100,097	113,510	139,848	232,247
-	-	-	-
7,077	918	14,178	17,838
40,556	42,431	51,085	58,006

941,407	1,802,752	2,432,295	11,005,477

$182,489,156	$207,272,050	$215,930,772	$359,885,105

$159,667,572	$169,383,566	$189,869,127	$257,768,470
3,932,978	956,083	2,969,495	(580,116)
(5,451,504)	12,142,570	(13,839,942)	24,358,266
24,340,110	24,789,831	36,932,092	78,338,485

$182,489,156	$207,272,050	$215,930,772	$359,885,105

$151,491,363	$177,146,395	$168,703,564	$283,048,601
$7,087,150	$4,808,134	$9,895,096	$7,779,361
$-	$-	$2,106,320	$8,393,292

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MML Global Fund	MML Growth & Income Fund
Initial Class shares:
Net assets	$-	$116,115,224

Shares outstanding (a)	-	12,569,318

Net asset value, offering price and redemption price per share	$-	$9.24

Class I shares:
Net assets	$131,664,675	$-

Shares outstanding (a)	13,407,045	-

Net asset value, offering price and redemption price per share	$9.82	$-

Class II shares:
Net assets	$16,323,949	$-

Shares outstanding (a)	1,638,679	-

Net asset value, offering price and redemption price per share	$9.96	$-

Service Class shares:
Net assets	$-	$12,384,926

Shares outstanding (a)	-	1,346,747

Net asset value, offering price and redemption price per share	$-	$9.20

Service Class I shares:
Net assets	$3,706,571	$-

Shares outstanding (a)	378,807	-

Net asset value, offering price and redemption price per share	$9.78	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML Large Cap Growth Fund	MML Large Cap Value Fund	MML Mid Cap Growth Fund

$171,207,040	$205,832,684	$193,270,857	$330,731,070

18,060,084	17,713,356	15,664,924	25,523,663

$9.48	$11.62	$12.34	$12.96

$-	$-	$-	$-

-	-	-	-

$-	$-	$-	$-

$-	$-	$-	$-

-	-	-	-

$-	$-	$-	$-

$11,282,116	$1,439,366	$22,659,915	$29,154,035

1,198,127	124,828	1,846,174	2,275,383

$9.42	$11.53	$12.27	$12.81

$-	$-	$-	$-

-	-	-	-

$-	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MML Mid Cap Value Fund	MML PIMCO Total Return Fund
Assets:
Investments, at value (Note 2) (a)	$448,485,088	$407,489,132
Short-term investments, at value (Note 2) (b)	5,984,258	7,178,402

Total investments (c)	454,469,346	414,667,534

Cash	-	2,943
Foreign currency, at value (d)	-	120,583
Receivables from:
Investments sold	4,107,103	-
Investments sold on a when-issued basis (Note 2)	-	24,530,156
Collateral held for swap agreements (Note 2)	-	21,000
Open forward foreign currency contracts (Note 2)	21,066	148,148
Investment adviser (Note 3)	-	18,928
Fund shares sold	144,547	295,184
Collateral held for open futures contracts (Note 2)	-	81,000
Variation margin on open derivative instruments (Note 2)	-	136,083
Interest and dividends	670,534	1,840,129
Open swap agreements, at value (Note 2)	-	321,900

Total assets	459,412,596	442,183,588

Liabilities:
Payables for:
Investments purchased	2,557,062	-
Written options outstanding, at value (Note 2) (e)	-	1,044
Open forward foreign currency contracts (Note 2)	6,386	708,669
Fund shares repurchased	2,396,240	76,307
Interest and dividends	-	5,601
Investments purchased on a when-issued basis (Note 2)	-	128,191,367
Variation margin on open derivative instruments (Note 2)	-	9,363
Securities on loan	-	-
Open swap agreements, at value (Note 2)	-	23,785
Trustees’ fees and expenses (Note 3)	86,498	17,797
Collateral pledged for open swap agreements (Note 2)	-	390,000
Affiliates (Note 3):
Investment management fees	322,010	131,445
Administration fees	-	26,289
Service fees	10,074	2,483
Accrued expense and other liabilities	67,919	123,548

Total liabilities	5,446,189	129,707,698

Net assets	$453,966,407	$312,475,890

Net assets consist of:
Paid-in capital	$405,492,940	$292,272,012
Undistributed (accumulated) net investment income (loss)	8,825,991	7,798,109
Accumulated net realized gain (loss) on investments and foreign currency transactions	11,137,996	2,687,677
Net unrealized appreciation (depreciation) on investments and foreign currency translations	28,509,480	9,718,092

Net assets	$453,966,407	$312,475,890

(a) Cost of investments:	$419,990,015	$397,733,530
(b) Cost of short-term investments:	$5,984,258	$7,178,402
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$-	$120,681
(e) Premiums on written options:	$-	$44,133

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$281,083,268	$119,961,090	$180,904,911
5,076,574	3,371,980	1,092,573

286,159,842	123,333,070	181,997,484

-	-	-
-	-	-

1,343,021	75,805	219,112
-	-	-
-	-	-
-	-	-
7,593	600	-
2,677,137	67,598	2,962
-	-	-
-	-	-
106,065	71,651	233,698
-	-	-

290,293,658	123,548,724	182,453,256

1,930,470	507,317	610,578
-	-	-
-	-	-
61,187	67,475	4,674,789
-	-	-
-	-	-
-	-	-
25,143,114	2,183,668	-
-	-	-
68,746	12,526	42,746
-	-	-

232,036	84,653	114,139
-	24,898	-
3,596	3,886	5,529
56,491	36,414	40,682

27,495,640	2,920,837	5,488,463

$262,798,018	$120,627,887	$176,964,793

$217,951,820	$81,697,998	$185,312,568
(67,357)	996,396	1,234,360
14,516,058	3,336,843	(24,782,044)
30,397,497	34,596,650	15,199,909

$262,798,018	$120,627,887	$176,964,793

$250,685,799	$85,364,440	$165,705,002
$5,076,574	$3,371,980	$1,092,573
$24,515,680	$2,092,226	$-
$-	$-	$-
$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MML Mid Cap Value Fund	MML PIMCO Total Return Fund
Initial Class shares:
Net assets	$437,725,029	$-

Shares outstanding (a)	39,392,971	-

Net asset value, offering price and redemption price per share	$11.11	$-

Class II shares:
Net assets	$-	$306,746,184

Shares outstanding (a)	-	28,347,893

Net asset value, offering price and redemption price per share	$-	$10.82

Service Class shares:
Net assets	$16,241,378	$-

Shares outstanding (a)	1,470,903	-

Net asset value, offering price and redemption price per share	$11.04	$-

Service Class I shares:
Net assets	$-	$5,729,706

Shares outstanding (a)	-	531,108

Net asset value offering price and redemption price per share	$-	$10.79

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$256,961,078	$-	$168,247,598

15,763,626	-	16,718,345

$16.30	$-	$10.06

$-	$114,273,596	$-

-	6,058,383	-

$-	$18.86	$-

$5,836,940	$-	$8,717,195

362,669	-	870,476

$16.09	$-	$10.01

$-	$6,354,291	$-

-	339,868	-

$-	$18.70	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MML Blue Chip Growth Fund	MML Equity Income Fund
Investment income (Note 2):
Dividends (a)	$3,487,715	$14,764,110
Interest	1,682	2,969
Securities lending net income	-	-

Total investment income	3,489,397	14,767,079

Expenses (Note 3):
Investment management fees	2,473,813	3,834,784
Custody fees	37,836	48,295
Audit fees	33,588	33,091
Legal fees	3,007	4,645
Proxy fees	1,108	1,108
Shareholder reporting fees	48,865	61,233
Trustees’ fees	25,437	39,506

	2,623,654	4,022,662
Administration fees:
Class I	-	-
Class II	-	-
Class III	-	-
Service Class I	-	-
Service fees:
Service Class	31,711	88,081
Service Class I	-	-

Total expenses	2,655,365	4,110,743
Expenses waived (Note 3):
Class II fees waived by adviser	-	-
Service Class I fees waived by adviser	-	-
Class II administrative fees waived	-	-
Class III administrative fees waived	-	-

Net expenses	2,655,365	4,110,743

Net investment income (loss)	834,032	10,656,336

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	36,496,996	25,375,265
Futures contracts	-	-
Foreign currency transactions	(84)	(966)

Net realized gain (loss)	36,496,912	25,374,299

Net change in unrealized appreciation (depreciation) on:
Investment transactions	20,423,236	48,740,392
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	210	2,354

Net change in unrealized appreciation (depreciation)	20,423,446	48,742,746

Net realized gain (loss) and change in unrealized appreciation (depreciation)	56,920,358	74,117,045

Net increase (decrease) in net assets resulting from operations	$57,754,390	$84,773,381

(a) Net of withholding tax of:	$211	$108,783
*	Service Class I shares commenced operations on May 1, 2012.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund		MML Foreign Fund	MML Fundamental Growth Fund		MML Fundamental Value Fund

$7,149,720	$2,089,105		$11,257,376	$2,845,758		$4,877,130
731	819		1,720	444		382
-	-		61,129	-		-

7,150,451	2,089,924		11,320,225	2,846,202		4,877,512

312,697	943,655		3,011,499	1,217,343		1,140,380
37,809	9,597		151,795	52,674		17,830
33,581	33,365		36,533	33,369		32,910
2,877	836		3,033	1,109		1,549
1,109	1,108		1,109	1,109		1,109
47,766	11,089		45,338	14,504		17,594
24,097	8,945		25,665	12,467		13,371

459,936	1,008,595		3,274,972	1,332,575		1,224,743

236,444	-		-	-		-
207,715	125,471		-	173,714		175,302
58,234	-		-	-		-
24,270	350	*	-	191	*	140	*

-	-		15,838	-		-
20,225	874	*	-	477	*	349	*

1,006,824	1,135,290		3,290,810	1,506,957		1,400,534

-	(2,042)		-	(28,242)		-
-	-		-	(36	)*	-
(54,662)	-		-	-		-
(58,234)	-		-	-		-

893,928	1,133,248		3,290,810	1,478,679		1,400,534

6,256,523	956,676		8,029,415	1,367,523		3,476,978

4,904,889	8,001,798		(5,827,300)	3,728,961		7,032,908
551,948	-		-	-		-
-	-		(161,511)	170		(1,531)

5,456,837	8,001,798		(5,988,811)	3,729,131		7,031,377

33,528,020	14,202,537		57,549,333	14,493,531		16,600,633
(34,346)	-		-	-		-
-	-		22,742	(109)		-

33,493,674	14,202,537		57,572,075	14,493,422		16,600,633

38,950,511	22,204,335		51,583,264	18,222,553		23,632,010

$45,207,034	$23,161,011		$59,612,679	$19,590,076		$27,108,988

$3,895	$-		$1,040,052	$1,581		$27,714

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MML Global Fund	MML Growth & Income Fund
Investment income (Note 2):
Dividends (a)	$2,977,373	$2,654,201
Interest	218	70
Securities lending net income	8,787	-

Total investment income	2,986,378	2,654,271

Expenses (Note 3):
Investment management fees	802,182	653,058
Custody fees	60,064	25,058
Audit fees	36,420	32,879
Legal fees	1,297	1,356
Proxy fees	1,109	1,109
Shareholder reporting fees	28,837	27,716
Trustees’ fees	10,023	10,183

	939,932	751,359
Administration fees:
Class I	321,496	-
Class II	28,567	-
Service Class I	8,419	-
Service fees:
Service Class	-	28,520
Service Class I	7,517	-

Total expenses	1,305,931	779,879
Expenses waived (Note 3):
Class I fees waived by adviser	(95,306)	-
Class II fees waived by adviser	(13,215)	-
Service Class I fees waived by adviser	(2,490)	-

Net expenses	1,194,920	779,879

Net investment income (loss)	1,791,458	1,874,392

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	3,543,644	9,144,962
Foreign currency transactions	(25,353)	(6,797)

Net realized gain (loss)	3,518,291	9,138,165

Net change in unrealized appreciation (depreciation) on:
Investment transactions	22,614,983	12,291,829
Translation of assets and liabilities in foreign currencies	4,796	888

Net change in unrealized appreciation (depreciation)	22,619,779	12,292,717

Net realized gain (loss) and change in unrealized appreciation (depreciation)	26,138,070	21,430,882

Net increase (decrease) in net assets resulting from operations	$27,929,528	$23,305,274

(a) Net of withholding tax of:	$187,743	$41,967

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML Large Cap Growth Fund	MML Large Cap Value Fund	MML Mid Cap Growth Fund

$5,141,890	$2,389,452	$4,884,516	$2,949,393
765	531	3,098	6,915
-	-	11,978	66,271

5,142,655	2,389,983	4,899,592	3,022,579

1,038,608	1,304,898	1,669,112	2,704,397
28,341	23,196	39,545	51,120
33,506	32,921	32,925	33,597
1,608	1,970	2,103	3,266
1,109	1,109	1,109	1,108
37,117	34,842	37,983	47,381
11,784	15,494	16,805	27,162

1,152,073	1,414,430	1,799,582	2,868,031

-	-	-	-
-	-	-	-
-	-	-	-

25,065	3,420	52,557	65,270
-	-	-	-

1,177,138	1,417,850	1,852,139	2,933,301

-	-	-	-
-	-	-	-
-	-	-	-

1,177,138	1,417,850	1,852,139	2,933,301

3,965,517	972,133	3,047,453	89,278

111,075	14,730,369	9,494,509	25,475,926
(8,679)	-	(6,861)	(4,266)

102,396	14,730,369	9,487,648	25,471,660

11,731,304	14,042,650	14,011,391	19,439,033
(87)	-	1,073	(114)

11,731,217	14,042,650	14,012,464	19,438,919

11,833,613	28,773,019	23,500,112	44,910,579

$15,799,130	$29,745,152	$26,547,565	$44,999,857

$83,745	$5,161	$62,178	$33,163

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MML Mid Cap Value Fund	MML PIMCO Total Return Fund
Investment income (Note 2):
Dividends (a)	$13,221,932	$89,375
Interest	453	6,725,377
Securities lending net income	-	-

Total investment income	13,222,385	6,814,752

Expenses (Note 3):
Investment management fees	3,691,135	1,366,965
Custody fees	77,902	204,360
Interest expense	-	2,278
Audit fees	33,651	88,832
Legal fees	3,983	2,201
Proxy fees	1,109	1,109
Shareholder reporting fees	55,420	24,977
Trustees’ fees	33,772	20,218

	3,896,972	1,710,940
Administration fees:
Class II	-	271,907
Service Class I	-	1,486 *
Service fees:
Service Class	36,408	-
Service Class I	-	3,715 *

Total expenses	3,933,380	1,988,048
Expenses waived (Note 3):
Class II fees waived by adviser	-	(203,905)
Service Class I fees waived by adviser	-	(1,097)*
Initial Class management fees waived	-	-
Service Class management fees waived	-	-

Net expenses	3,933,380	1,783,046

Net investment income (loss)	9,289,005	5,031,706

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	21,093,183	6,754,640
Futures contracts	-	1,182,784
Written options	-	252,359
Swap agreements	-	68,600
Foreign currency transactions	(448,661)	(558,490)

Net realized gain (loss)	20,644,522	7,699,893

Net change in unrealized appreciation (depreciation) on:
Investment transactions	37,668,399	10,589,967
Futures contracts	-	(466,700)
Written options	-	(69,310)
Swap agreements	-	1,300,711
Translation of assets and liabilities in foreign currencies	(40,025)	(1,220,582)

Net change in unrealized appreciation (depreciation)	37,628,374	10,134,086

Net realized gain (loss) and change in unrealized appreciation (depreciation)	58,272,896	17,833,979

Net increase (decrease) in net assets resulting from operations	$67,561,901	$22,865,685

(a) Net of withholding tax of:	$43,100	$-
*	Service Class I shares commenced operations on May 1, 2012.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$1,679,366	$2,387,733	$2,904,062
570	220	188
228,724	39,022	-

1,908,660	2,426,975	2,904,250

2,771,086	935,469	1,333,372
54,191	14,946	21,099
-	-	-
35,583	33,470	32,905
2,503	1,089	1,778
1,108	1,109	1,109
43,058	21,555	31,924
20,175	8,420	13,804

2,927,704	1,016,058	1,435,991

-	261,949	-
-	13,188	-

13,868	-	20,061
-	13,188	-

2,941,572	1,304,383	1,456,052

-	(24,346)	-
-	(1,216)	-
(26,764)	-	-
(598)	-	-

2,914,210	1,278,821	1,456,052

(1,005,550)	1,148,154	1,448,198

17,793,558	3,520,786	15,814,437
-	-	-
-	-	-
-	-	-
(3,155)	(239)	-

17,790,403	3,520,547	15,814,437

16,394,981	11,458,712	14,208,144
-	-	-
-	-	-
-	-	-
(11)	-	-

16,394,970	11,458,712	14,208,144

34,185,373	14,979,259	30,022,581

$33,179,823	$16,127,413	$31,470,779

$11,485	$1,660	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$834,032	$299,365
Net realized gain (loss) on investment transactions	36,496,912	22,245,113
Net change in unrealized appreciation (depreciation) on investments	20,423,446	(16,890,138)

Net increase (decrease) in net assets resulting from operations	57,754,390	5,654,340

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(267,550)	(128,353)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	(267,550)	(128,353)

Net fund share transactions (Note 5):
Initial Class	(58,195,122)	(17,885,991)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	3,594,383	1,566,442
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(54,600,739)	(16,319,549)

Total increase (decrease) in net assets	2,886,101	(10,793,562)
Net assets
Beginning of year	333,254,335	344,047,897

End of year	$336,140,436	$333,254,335

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$792,196	$268,826

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund		MML Equity Index Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$10,656,336	$10,637,704	$6,256,523	$5,374,487
25,374,299	18,007,886	5,456,837	2,848,881
48,742,746	(29,897,581)	33,493,674	(2,448,810)

84,773,381	(1,251,991)	45,207,034	5,774,558

(9,826,163)	(8,870,840)	-	-
-	-	(1,206,610)	(1,253,286)
-	-	(1,830,764)	(1,863,933)
-	-	(2,157,110)	(2,033,964)
(688,805)	(442,894)	-	-
-	-	(130,207)	(91,663)

(10,514,968)	(9,313,734)	(5,324,691)	(5,242,846)

(103,417,605)	(29,120,650)	-	-
-	-	(5,970,268)	(6,371,600)
-	-	(10,625,114)	(9,877,049)
-	-	(2,273,712)	592,354
3,813,619	6,770,393	-	-
-	-	3,089,040	2,982,027

(99,603,986)	(22,350,257)	(15,780,054)	(12,674,268)

(25,345,573)	(32,915,982)	24,102,289	(12,142,556)

542,839,276	575,755,258	293,876,649	306,019,205

$517,493,703	$542,839,276	$317,978,938	$293,876,649

$10,573,396	$10,563,816	$6,101,047	$5,258,687

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Focused Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$956,676	$133,895
Net realized gain (loss) on investment transactions	8,001,798	6,658
Net change in unrealized appreciation (depreciation) on investments	14,202,537	409,511

Net increase (decrease) in net assets resulting from operations	23,161,011	550,064

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(960,339)	(140,745)
Service Class	-	-
Service Class I	(5,292)*	-

Total distributions from net investment income	(965,631)	(140,745)

From net realized gains:
Class II	(5,865,595)	-
Service Class I	(35,195)*	-

Total distributions from net realized gains	(5,900,790)	-

Tax return of capital:
Class II	-	(26,048)

Total tax return of capital	-	(26,048)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	9,481,372	110,166,793
Service Class	-	-
Service Class I	797,061 *	-

Increase (decrease) in net assets from fund share transactions	10,278,433	110,166,793

Total increase (decrease) in net assets	26,573,023	110,550,064
Net assets
Beginning of year	110,550,064	-

End of year	$137,123,087	$110,550,064

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(5,059)	$(192)

+	Fund commenced operations on December 8, 2011.
*	Service Class I shares commenced operations on May 1, 2012.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund		MML Fundamental Growth Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011+

$8,029,415	$8,310,826	$1,367,523	$(4,709)
(5,988,811)	5,106,368	3,729,131	-
57,572,075	(44,417,375)	14,493,422	(721,559)

59,612,679	(31,000,181)	19,590,076	(726,268)

(7,361,231)	(6,113,493)	-	-
-	-	(1,369,882)	-
(125,859)	(101,845)	-	-
-	-	(3,776)*	-

(7,487,090)	(6,215,338)	(1,373,658)	-

-	-	(3,762,431)	-
-	-	(10,823)*	-

-	-	(3,773,254)	-

-	-	-	-

-	-	-	-

789,238	1,241,464	-	-
-	-	16,108,437	150,000,000
170,306	466,608	-	-
-	-	526,786 *	-

959,544	1,708,072	16,635,223	150,000,000

53,085,133	(35,507,447)	31,078,387	149,273,732

308,844,192	344,351,639	149,273,732	-

$361,929,325	$308,844,192	$180,352,119	$149,273,732

$7,698,377	$7,319,607	$-	$(262)

$-	$-	$(7,045)	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Fundamental Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,476,978	$2,505,909
Net realized gain (loss) on investment transactions	7,031,377	393,489
Net change in unrealized appreciation (depreciation) on investments	16,600,633	(5,939,831)

Net increase (decrease) in net assets resulting from operations	27,108,988	(3,040,433)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	-	-
Class II	(2,486,267)	-
Service Class	-	-
Service Class I	(2,547)*	-

Total distributions from net investment income	(2,488,814)	-

From net realized gains:
Class II	(388,649)	(199,927)
Service Class I	(376)*	-

Total distributions from net realized gains	(389,025)	(199,927)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	-	-
Class II	(11,394,604)	49,194,831
Service Class	-	-
Service Class I	372,397 *	-

Increase (decrease) in net assets from fund share transactions	(11,022,207)	49,194,831

Total increase (decrease) in net assets	13,208,942	45,954,471
Net assets
Beginning of year	172,645,068	126,690,597

End of year	$185,854,010	$172,645,068

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,470,383	$2,507,709

*	Service Class I shares commenced operations on May 1, 2012.

The accompanying notes are an integral part of the financial statements.

MML Global Fund		MML Growth & Income Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$1,791,458	$1,355,915	$1,874,392	$1,722,574
3,518,291	4,383,823	9,138,165	8,158,077
22,619,779	(9,820,506)	12,292,717	(11,729,759)

27,929,528	(4,080,768)	23,305,274	(1,849,108)

-	-	(1,472,103)	(1,414,550)
(1,205,096)	(819,719)	-	-
(162,460)	(167,123)	-	-
-	-	(121,326)	(86,148)
(28,603)	(19,559)	-	-

(1,396,159)	(1,006,401)	(1,593,429)	(1,500,698)

-	-	-	-
-	-	-	-

-	-	-	-

-	-	(20,633,999)	(23,487,335)
16,380,797	13,002,862	-	-
(2,127,712)	(3,069,471)	-	-
-	-	464,394	(3,055,537)
765,793	1,016,682	-	-

15,018,878	10,950,073	(20,169,605)	(26,542,872)

41,552,247	5,862,904	1,542,240	(29,892,678)

110,142,948	104,280,044	126,957,910	156,850,588

$151,695,195	$110,142,948	$128,500,150	$126,957,910

$1,670,455	$1,309,460	$1,827,397	$1,668,572

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Income & Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,965,517	$1,882,070
Net realized gain (loss) on investment transactions	102,396	1,309,290
Net change in unrealized appreciation (depreciation) on investments	11,731,217	1,983,443

Net increase (decrease) in net assets resulting from operations	15,799,130	5,174,803

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(1,768,900)	(2,052,810)
Service Class	(97,325)	(222,620)

Total distributions from net investment income	(1,866,225)	(2,275,430)

Net fund share transactions (Note 5):
Initial Class	69,781,179	12,823,710
Service Class	1,844,319	4,465,650

Increase (decrease) in net assets from fund share transactions	71,625,498	17,289,360

Total increase (decrease) in net assets	85,558,403	20,188,733
Net assets
Beginning of year	96,930,753	76,742,020

End of year	$182,489,156	$96,930,753

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,932,978	$1,858,483

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund		MML Large Cap Value Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$972,133	$139,334	$3,047,453	$1,963,252
14,730,369	8,315,080	9,487,648	9,540,328
14,042,650	(13,994,868)	14,012,464	(20,073,503)

29,745,152	(5,540,454)	26,547,565	(8,569,923)

(123,758)	(376,875)	(1,366,218)	(1,833,087)
-	(1,629)	(108,476)	(127,051)

(123,758)	(378,504)	(1,474,694)	(1,960,138)

(11,834,704)	27,536,931	(22,866,497)	(15,543,400)
73,966	477,753	1,813,499	2,798,661

(11,760,738)	28,014,684	(21,052,998)	(12,744,739)

17,860,656	22,095,726	4,019,873	(23,274,800)

189,411,394	167,315,668	211,910,899	235,185,699

$207,272,050	$189,411,394	$215,930,772	$211,910,899

$956,083	$128,047	$2,969,495	$1,318,459

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Mid Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$89,278	$(1,172,114)
Net realized gain (loss) on investment transactions	25,471,660	34,190,967
Net change in unrealized appreciation (depreciation) on investments	19,438,919	(36,507,970)

Net increase (decrease) in net assets resulting from operations	44,999,857	(3,489,117)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	-	-

From net realized gains:
Initial Class	(18,818,251)	-
Service Class	(1,530,879)	-

Total distributions from net realized gains	(20,349,130)	-

Net fund share transactions (Note 5):
Initial Class	1,985,117	(21,917,717)
Class II	-	-
Service Class	4,696,652	6,012,491
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	6,681,769	(15,905,226)

Total increase (decrease) in net assets	31,332,496	(19,394,343)
Net assets
Beginning of year	328,552,609	347,946,952

End of year	$359,885,105	$328,552,609

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(580,116)	$(912,269)

*	Service Class I shares commenced operations on May 1, 2012.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund		MML PIMCO Total Return Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012		Year Ended December 31, 2011

$9,289,005	$6,720,964	$5,031,706		$4,451,444
20,644,522	47,415,488	7,699,893		(250,594)
37,628,374	(54,879,133)	10,134,086		610,807

67,561,901	(742,681)	22,865,685		4,811,657

(7,027,997)	(8,190,527)	-		-
-	-	(5,464,323)		(267,068)
(218,645)	(223,550)	-		-
-	-	(35,888	)*	-

(7,246,642)	(8,414,077)	(5,500,211)		(267,068)

(20,340,161)	-	-		-
(714,121)	-	-		-

(21,054,282)	-	-		-

(7,894,796)	(3,398,141)	-		-
-	-	62,767,403		89,321,002
2,014,886	3,591,638	-		-
-	-	5,679,679	*	-

(5,879,910)	193,497	68,447,082		89,321,002

33,381,067	(8,963,261)	85,812,556		93,865,591

420,585,340	429,548,601	226,663,334		132,797,743

$453,966,407	$420,585,340	$312,475,890		$226,663,334

$8,825,991	$7,230,169	$7,798,109		$5,790,986

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Growth Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,005,550)	$(1,762,796)
Net realized gain (loss) on investment transactions	17,790,403	27,192,243
Net change in unrealized appreciation (depreciation) on investments	16,394,970	(35,133,647)

Net increase (decrease) in net assets resulting from operations	33,179,823	(9,704,200)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	-
Service Class	-	-

Total distributions from net investment income	-	-

From net realized gains:
Initial Class	(26,329,348)	(9,981,321)
Class II	-	-
Service Class	(595,062)	(205,164)
Service Class I	-	-

Total distributions from net realized gains	(26,924,410)	(10,186,485)

Net fund share transactions (Note 5):
Initial Class	494,613	10,859,398
Class II	-	-
Service Class	648,997	1,157,562
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	1,143,610	12,016,960

Total increase (decrease) in net assets	7,399,023	(7,873,725)
Net assets
Beginning of year	255,398,995	263,272,720

End of year	$262,798,018	$255,398,995

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(67,357)	$(60,779)

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$1,148,154	$(68,743)	$1,448,198	$981,885
3,520,547	2,944,271	15,814,437	24,421,795
11,458,712	(4,333,813)	14,208,144	(37,849,828)

16,127,413	(1,458,285)	31,470,779	(12,446,148)

-	-	(1,197,285)	(1,037,218)
(12,933)	-	-	-
-	-	(41,422)	(30,232)

(12,933)	-	(1,238,707)	(1,067,450)

-	-	-	-
(2,862,451)	(1,420,523)	-	-
-	-	-	-
(162,411)	(50,561)	-	-

(3,024,862)	(1,471,084)	-	-

-	-	(31,578,914)	(7,313,534)
(859,205)	(394,799)	-	-
-	-	319,571	1,290,527
1,813,550	1,497,284	-	-

954,345	1,102,485	(31,259,343)	(6,023,007)

14,043,963	(1,826,884)	(1,027,271)	(19,536,605)

106,583,924	108,410,808	177,992,064	197,528,669

$120,627,887	$106,583,924	$176,964,793	$177,992,064

$996,396	$(207,781)	$1,234,360	$1,026,493

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$11.42	$0.03	$2.06	$2.09	$(0.01)	$(0.01)	$13.50	18.31%		$321,245	0.80%		N/A		0.26%
12/31/11	11.27	0.01	0.14	0.15	(0.00)[d]	(0.00)[d]	11.42	1.37%		323,779	0.80%		N/A		0.09%
12/31/10	9.71	0.01	1.56	1.57	(0.01)	(0.01)	11.27	16.17%		336,211	0.80%		N/A		0.06%
12/31/09	6.83	0.01	2.88	2.89	(0.01)	(0.01)	9.71	42.38%		182,984	0.83%		N/A		0.12%
12/31/08	11.87	0.02	(5.06)	(5.04)	-	-	6.83	(42.46%	)	168,558	0.85%		0.84%	[j]	0.23%
Service Class
12/31/12	$11.34	$0.01	$2.03	$2.04	$-	$-	$13.38	17.99%		$14,895	1.05%		N/A		0.06%
12/31/11	11.22	(0.02)	0.14	0.12	-	-	11.34	1.07%		9,476	1.05%		N/A		(0.15%	)
12/31/10	9.68	(0.02)	1.56	1.54	-	-	11.22	15.91%		7,837	1.05%		N/A		(0.20%	)
12/31/09	6.83	(0.01)	2.87	2.86	(0.01)	(0.01)	9.68	41.93%		5,600	1.08%		N/A		(0.13%	)
12/31/08[g]	10.70	0.00 [d]	(3.87)	(3.87)	-	-	6.83	(36.17%	)[b]	1,816	1.10%	[a]	N/A		0.17%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	25%	37%	37%	80%[t]	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
t	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$9.20	$0.21	$1.37	$1.58	$(0.21)	$-	$(0.21)	$10.57	17.32%		$478,096	0.79%		2.12%
12/31/11	9.44	0.18	(0.26)	(0.08)	(0.16)	-	(0.16)	9.20	(0.79%	)	511,951	0.79%		1.92%
12/31/10	8.35	0.16	1.06	1.22	(0.13)	-	(0.13)	9.44	14.95%		550,834	0.79%		1.87%
12/31/09	6.82	0.15	1.56	1.71	(0.18)	-	(0.18)	8.35	25.19%		430,300	0.81%		2.13%
12/31/08	10.77	0.22	(4.04)	(3.82)	-	(0.13)	(0.13)	6.82	(35.80%	)	353,862	0.80%		2.51%
Service Class
12/31/12	$9.16	$0.19	$1.36	$1.55	$(0.19)	$-	$(0.19)	$10.52	17.06%		$39,397	1.04%		1.88%
12/31/11	9.40	0.16	(0.26)	(0.10)	(0.14)	-	(0.14)	9.16	(0.97%	)	30,889	1.04%		1.69%
12/31/10	8.32	0.14	1.06	1.20	(0.12)	-	(0.12)	9.40	14.70%		24,921	1.04%		1.62%
12/31/09	6.82	0.13	1.54	1.67	(0.17)	-	(0.17)	8.32	24.74%		16,629	1.06%		1.77%
12/31/08[g]	9.60	0.09	(2.74)	(2.65)	-	(0.13)	(0.13)	6.82	(27.98%	)[b]	6,302	1.06%	[a]	3.36%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	15%	22%	16%	31%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class I
12/31/12	$15.73	$0.32	$2.11	$2.43	$(0.27)	$(0.27)	$17.89	15.47%		$79,070	0.45%		0.45%	[l]	1.84%
12/31/11	15.73	0.26	0.00 [d]	0.26	(0.26)	(0.26)	15.73	1.71%		74,927	0.44%		N/A		1.62%
12/31/10	13.97	0.23	1.76	1.99	(0.23)	(0.23)	15.73	14.51%		81,199	0.45%		N/A		1.60%
12/31/09	11.33	0.22	2.72	2.94	(0.30)	(0.30)	13.97	26.15%		74,938	0.46%		0.45%	[j]	1.84%
12/31/08	18.06	0.29	(7.02)	(6.73)	-	-	11.33	(37.26%	)	48,279	0.45%		0.45%	[k]	1.88%
Class II
12/31/12	$15.76	$0.35	$2.12	$2.47	$(0.30)	$(0.30)	$17.93	15.69%		$109,646	0.34%		0.29%	[j]	2.00%
12/31/11	15.76	0.28	(0.00)[d]	0.28	(0.28)	(0.28)	15.76	1.84%		106,050	0.33%		0.28%	[j]	1.78%
12/31/10	13.98	0.25	1.77	2.02	(0.24)	(0.24)	15.76	14.76%		115,521	0.34%		0.29%	[j]	1.76%
12/31/09	11.34	0.24	2.72	2.96	(0.32)	(0.32)	13.98	26.33%		137,083	0.35%		0.29%	[j]	2.03%
12/31/08	18.04	0.31	(7.01)	(6.70)	-	-	11.34	(37.14%	)	117,274	0.34%		0.29%	[j]	2.01%
Class III
12/31/12	$15.74	$0.37	$2.12	$2.49	$(0.32)	$(0.32)	$17.91	15.87%		$119,034	0.20%		0.15%	[j]	2.14%
12/31/11	15.75	0.31	(0.02)	0.29	(0.30)	(0.30)	15.74	1.96%		106,669	0.19%		0.14%	[j]	1.92%
12/31/10	13.97	0.27	1.77	2.04	(0.26)	(0.26)	15.75	14.93%		106,015	0.20%		0.15%	[j]	1.90%
12/31/09	11.33	0.26	2.72	2.98	(0.34)	(0.34)	13.97	26.57%		89,566	0.21%		0.15%	[j]	2.17%
12/31/08	18.01	0.34	(7.02)	(6.68)	-	-	11.33	(37.09%	)	76,287	0.20%		0.15%	[j]	2.23%
Service Class I
12/31/12	$15.53	$0.28	$2.08	$2.36	$(0.27)	$(0.27)	$17.62	15.21%		$10,229	0.70%		0.70%	[l]	1.63%
12/31/11	15.59	0.22	0.00 [d]	0.22	(0.28)	(0.28)	15.53	1.47%		6,231	0.69%		N/A		1.40%
12/31/10	13.88	0.20	1.73	1.93	(0.22)	(0.22)	15.59	14.22%		3,284	0.70%		N/A		1.39%
12/31/09	11.32	0.18	2.71	2.89	(0.33)	(0.33)	13.88	25.83%		1,171	0.71%		0.70%	[j]	1.53%
12/31/08[g]	16.07	0.10	(4.85)	(4.75)	-	-	11.32	(29.56%	)[b]	478	0.72%	[a]	0.70%	[a,j]	2.33%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	3%	4%	5%	6%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class II
12/31/12	$10.03	$0.09	$1.98	$2.07	$(0.09)	$(0.52)	$-	$(0.61)	$11.49	20.61%		$136,305	0.90%		0.90%	[k]	0.76%
12/31/11[i]	10.00	0.01	0.04	0.05	(0.02)	-	(0.00)[d]	(0.02)	10.03	0.46%	[b]	110,550	1.58%	[a]	0.90%	[a,j]	1.94%	[a]
Service Class I
12/31/12[h]	$11.54	$0.07	$0.47	$0.54	$(0.08)	$(0.52)	$-	$(0.60)	$11.48	4.68%	[b]	$818	1.15%	[a]	1.15%	[l]	0.91%	[a]

	Year ended December 31
	2012	2011
Portfolio turnover rate for all share classes	34%	13%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
i	For the period December 8, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred for the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$8.13	$0.21	$1.32	$1.53	$(0.19)	$(0.19)	$9.47	19.06%		$355,174	0.97%		N/A		2.38%
12/31/11	9.21	0.23	(1.14)	(0.91)	(0.17)	(0.17)	8.13	(9.90%	)	303,229	0.98%		N/A		2.50%
12/31/10	8.95	0.16	0.24	0.40	(0.14)	(0.14)	9.21	4.70%		338,495	0.99%		N/A		1.85%
12/31/09	7.08	0.16	1.90	2.06	(0.19)	(0.19)	8.95	29.28%		288,815	1.01%		N/A		2.08%
12/31/08	12.02	0.27	(5.21)	(4.94)	(0.00)[d]	(0.00)[d]	7.08	(41.07%	)	208,709	1.00%		0.98%	[j]	2.74%
Service Class
12/31/12	$8.10	$0.18	$1.32	$1.50	$(0.17)	$(0.17)	$9.43	18.74%		$6,756	1.22%		N/A		2.13%
12/31/11	9.18	0.20	(1.12)	(0.92)	(0.16)	(0.16)	8.10	(10.13%	)	5,615	1.23%		N/A		2.23%
12/31/10	8.92	0.13	0.26	0.39	(0.13)	(0.13)	9.18	4.54%		5,857	1.24%		N/A		1.56%
12/31/09	7.07	0.15	1.89	2.04	(0.19)	(0.19)	8.92	29.01%		4,313	1.26%		N/A		1.88%
12/31/08[g]	9.96	0.03	(2.92)	(2.89)	(0.00)[d]	(0.00)[d]	7.07	(28.99%	)[b]	1,675	1.25%	[a]	N/A		1.00%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	15%	9%	8%	11%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class II
12/31/12	$9.95	$0.09	$1.23	$1.32	$(0.09)	$(0.24)	$(0.33)	$10.94	13.14%		$179,834	0.87%		0.85%	[j]	0.79%
12/31/11[i]	10.00	(0.00)[d]	(0.05)	(0.05)	-	-	-	9.95	(0.50%	)[b]	149,274	1.41%	[a]	0.85%	[a,j]	(0.05%	)[a]
Service Class I
12/31/12[h]	$11.50	$0.07	$(0.33)	$(0.26)	$(0.08)	$(0.24)	$(0.32)	$10.92	(2.32%	)[b]	$518	1.12%	[a]	1.10%	[a,j]	0.94%	[a]

	Year ended December 31
	2012	2011
Portfolio turnover rate for all share classes	66%	0%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
i	For the period December 8, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class II
12/31/12	$10.88	$0.24	$1.53	$1.77	$(0.17)	$(0.03)	$(0.20)	$12.45	16.31%		$185,473	0.80%		0.80%	[l]	1.98%
12/31/11	11.08	0.18	(0.37)	(0.19)	-	(0.01)	(0.01)	10.88	(1.68%	)	172,645	0.81%		0.80%	[j]	1.65%
12/31/10[g]	10.00	0.06	1.10	1.16	(0.05)	(0.03)	(0.08)	11.08	11.59%	[b]	126,691	0.90%	[a]	0.80%	[a,j]	1.51%	[a]
Service Class I
12/31/12[h]	$12.16	$0.14	$0.33	$0.47	$(0.18)	$(0.03)	$(0.21)	$12.42	3.90%	[b]	$381	1.05%	[a]	1.05%	[l]	1.78%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	24%	14%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 10, 2010 (commencement of operations) through December 31, 2010.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred for the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class I
12/31/12	$8.02	$0.12	$1.77	$1.89	$(0.09)	$-	$(0.09)	$9.82	23.69%		$131,665	0.98%		0.90%	[j]	1.33%
12/31/11	8.46	0.11	(0.47)	(0.36)	(0.08)	-	(0.08)	8.02	(4.24%	)	92,595	1.00%		0.90%	[j]	1.28%
12/31/10	7.56	0.08	0.87	0.95	(0.05)	-	(0.05)	8.46	12.64%		83,762	1.01%		0.90%	[j]	1.05%
12/31/09	5.78	0.05	1.80	1.85	(0.07)	-	(0.07)	7.56	32.06%		65,305	1.14%		0.90%	[j]	0.76%
12/31/08	10.31	0.15	(4.64)	(4.49)	-	(0.04)	(0.04)	5.78	(43.70%	)	5,589	1.27%		0.83%	[j]	1.82%
Class II
12/31/12	$8.13	$0.13	$1.80	$1.93	$(0.10)	$-	$(0.10)	$9.96	23.79%		$16,324	0.88%		0.80%	[j]	1.45%
12/31/11	8.57	0.12	(0.48)	(0.36)	(0.08)	-	(0.08)	8.13	(4.15%	)	15,218	0.90%		0.80%	[j]	1.42%
12/31/10	7.64	0.09	0.88	0.97	(0.04)	-	(0.04)	8.57	12.83%		19,095	0.91%		0.80%	[j]	1.19%
12/31/09	5.83	0.10	1.76	1.86	(0.05)	-	(0.05)	7.64	31.96%		20,163	1.04%		0.80%	[j]	1.63%
12/31/08	10.31	0.17	(4.61)	(4.44)	-	(0.04)	(0.04)	5.83	(43.27%	)	18,607	1.17%		0.72%	[j]	1.95%
Service Class I
12/31/12	$8.00	$0.09	$1.77	$1.86	$(0.08)	$-	$(0.08)	$9.78	23.35%		$3,707	1.23%		1.15%	[j]	1.03%
12/31/11	8.47	0.08	(0.47)	(0.39)	(0.08)	-	(0.08)	8.00	(4.58%	)	2,330	1.25%		1.15%	[j]	0.98%
12/31/10	7.57	0.05	0.89	0.94	(0.04)	-	(0.04)	8.47	12.46%		1,424	1.26%		1.15%	[j]	0.71%
12/31/09	5.80	0.08	1.76	1.84	(0.07)	-	(0.07)	7.57	31.77%		559	1.39%		1.15%	[j]	1.20%
12/31/08[g]	8.72	0.01	(2.89)	(2.88)	-	(0.04)	(0.04)	5.80	(33.21%	)[b]	265	1.19%	[a]	1.15%	[a,j]	0.46%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	11%	16%	18%	88%	65%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers	Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$7.83	$0.13	$1.39	$1.52	$(0.11)	$(0.11)	$9.24	19.49%		$116,115	0.58%		N/A	1.46%
12/31/11	8.07	0.10	(0.25)	(0.15)	(0.09)	(0.09)	7.83	(1.83%	)	116,867	0.58%		N/A	1.23%
12/31/10	7.35	0.08	0.74	0.82	(0.10)	(0.10)	8.07	11.47%		143,556	0.56%		N/A	1.06%
12/31/09	5.87	0.09	1.52	1.61	(0.13)	(0.13)	7.35	27.66%		147,773	0.58%		N/A	1.51%
12/31/08	9.80	0.11	(4.04)	(3.93)	-	-	5.87	(40.10%	)	133,236	0.56%		0.55%[j]	1.39%
Service Class
12/31/12	$7.79	$0.11	$1.39	$1.50	$(0.09)	$(0.09)	$9.20	19.32%		$12,385	0.83%		N/A	1.21%
12/31/11	8.03	0.08	(0.25)	(0.17)	(0.07)	(0.07)	7.79	(2.13%	)	10,090	0.83%		N/A	0.97%
12/31/10	7.32	0.06	0.74	0.80	(0.09)	(0.09)	8.03	11.21%		13,294	0.81%		N/A	0.82%
12/31/09	5.86	0.07	1.52	1.59	(0.13)	(0.13)	7.32	27.35%		11,212	0.83%		N/A	1.05%
12/31/08[g]	8.59	0.05	(2.78)	(2.73)	-	-	5.86	(31.78%	)[b]	1,319	0.84%	[a]	N/A	2.15%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	26%	22%	95%	47%	48%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$8.56	$0.23	$0.79	$1.02	$(0.10)	$-	$(0.10)	$9.48	11.96%		$171,207	0.72%		N/A		2.51%
12/31/11	8.37	0.20	0.25	0.45	(0.26)	-	(0.26)	8.56	5.60%		88,465	0.74%		N/A		2.37%
12/31/10	7.82	0.13	0.73	0.86	(0.31)	-	(0.31)	8.37	11.70%		72,789	0.73%		N/A		1.62%
12/31/09	6.68	0.13	1.07	1.20	(0.06)	-	(0.06)	7.82	18.06%		270,263	0.72%		N/A		1.79%
12/31/08	10.24	0.16	(3.72)	(3.56)	(0.00)[d]	(0.00)[d]	(0.00)[d]	6.68	(34.76%	)	76,447	0.74%		0.73%	[j]	1.82%
Service Class
12/31/12	$8.51	$0.20	$0.80	$1.00	$(0.09)	$-	$(0.09)	$9.42	11.73%		$11,282	0.97%		N/A		2.23%
12/31/11	8.33	0.18	0.26	0.44	(0.26)	-	(0.26)	8.51	5.40%		8,466	0.99%		N/A		2.18%
12/31/10	7.79	0.13	0.71	0.84	(0.30)	-	(0.30)	8.33	11.47%		3,953	0.98%		N/A		1.64%
12/31/09	6.68	0.11	1.06	1.17	(0.06)	-	(0.06)	7.79	17.59%		2,406	0.97%		N/A		1.59%
12/31/08[g]	9.09	0.06	(2.47)	(2.41)	(0.00)[d]	(0.00)[d]	(0.00)[d]	6.68	(26.51%	)[b]	650	1.03%	[a]	N/A		2.33%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	3%	12%	64%	52%	59%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$10.04	$0.05	$1.54	$1.59	$(0.01)	$(0.01)	$11.62	15.81%		$205,833	0.70%		N/A		0.49%
12/31/11	10.45	0.01	(0.40)	(0.39)	(0.02)	(0.02)	10.04	(3.69%	)	188,235	0.71%		N/A		0.08%
12/31/10	8.80	0.03	1.63	1.66	(0.01)	(0.01)	10.45	18.87%		166,552	0.72%		N/A		0.36%
12/31/09	6.71	0.03	2.10	2.13	(0.04)	(0.04)	8.80	31.75%		41,071	0.81%		N/A		0.35%
12/31/08	11.34	0.03	(4.66)	(4.63)	-	-	6.71	(40.83%	)	36,197	0.78%		0.77%	[j]	0.35%
Service Class
12/31/12	$9.99	$0.03	$1.51	$1.54	$-	$-	$11.53	15.42%		$1,439	0.95%		N/A		0.25%
12/31/11	10.40	(0.02)	(0.38)	(0.40)	(0.01)	(0.01)	9.99	(3.82%	)	1,176	0.96%		N/A		(0.17%	)
12/31/10	8.78	0.01	1.61	1.62	-	-	10.40	18.45%		763	0.97%		N/A		0.11%
12/31/09	6.71	0.01	2.09	2.10	(0.03)	(0.03)	8.78	31.43%		636	1.06%		N/A		0.08%
12/31/08[g]	9.87	0.01	(3.17)	(3.16)	-	-	6.71	(32.02%	)[b]	236	1.13%	[a]	N/A		0.53%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all shares	91%	90%	88%	151%	86%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$10.98	$0.17	$1.27	$1.44	$(0.08)	$-	$(0.08)	$12.34	13.19%		$193,271	0.83%		1.43%
12/31/11	11.54	0.10	(0.56)	(0.46)	(0.10)	-	(0.10)	10.98	(3.94%	)	193,403	0.82%		0.89%
12/31/10	10.36	0.08	1.19	1.27	(0.09)	-	(0.09)	11.54	12.38%		218,666	0.83%		0.79%
12/31/09	8.01	0.07	2.38	2.45	(0.10)	-	(0.10)	10.36	30.71%		211,859	0.85%		0.77%
12/31/08	13.21	0.10	(5.29)	(5.19)	-	(0.01)	(0.01)	8.01	(39.30%	)	175,313	0.84%		0.92%
Service Class
12/31/12	$10.93	$0.14	$1.26	$1.40	$(0.06)	$-	$(0.06)	$12.27	12.83%		$22,660	1.08%		1.21%
12/31/11	11.49	0.07	(0.55)	(0.48)	(0.08)	-	(0.08)	10.93	(4.14%	)	18,508	1.07%		0.64%
12/31/10	10.33	0.06	1.17	1.23	(0.07)	-	(0.07)	11.49	12.04%		16,519	1.08%		0.56%
12/31/09	8.01	0.04	2.38	2.42	(0.10)	-	(0.10)	10.33	30.32%		10,807	1.10%		0.47%
12/31/08[g]	11.57	0.01	(3.56)	(3.55)	-	(0.01)	(0.01)	8.01	(30.69%	)[b]	4,823	1.12%	[a]	0.48%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	11%	15%	17%	21%	20%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$12.08	$0.01	$1.63	$1.64	$(0.76)	$(0.76)	$12.96	13.78%		$330,731	0.82%		0.04%
12/31/11	12.23	(0.04)	(0.11)	(0.15)	-	-	12.08	(1.23%	)	305,757	0.82%		(0.33%	)
12/31/10	9.55	(0.02)	2.70	2.68	-	-	12.23	28.06%		330,711	0.82%		(0.20%	)
12/31/09	6.57	(0.02)	3.00	2.98	-	-	9.55	45.36%		274,954	0.84%		(0.25%	)
12/31/08	11.18	(0.02)	(4.41)	(4.43)	(0.18)	(0.18)	6.57	(40.21%	)	183,886	0.83%		(0.21%	)
Service Class
12/31/12	$11.98	$(0.02)	$1.61	$1.59	$(0.76)	$(0.76)	$12.81	13.47%		$29,154	1.07%		(0.19%	)
12/31/11	12.17	(0.07)	(0.12)	(0.19)	-	-	11.98	(1.56%	)	22,796	1.07%		(0.57%	)
12/31/10	9.52	(0.04)	2.69	2.65	-	-	12.17	27.84%		17,236	1.07%		(0.42%	)
12/31/09	6.57	(0.04)	2.99	2.95	-	-	9.52	44.90%		9,743	1.09%		(0.50%	)
12/31/08[g]	10.46	(0.01)	(3.70)	(3.71)	(0.18)	(0.18)	6.57	(36.09%	)[b]	3,757	1.11%	[a]	(0.29%	)[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	31%	33%	29%	52%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$10.17	$0.23	$1.42	$1.65	$(0.18)	$(0.53)	$(0.71)	$11.11	16.70%		$437,725	0.89%		2.12%
12/31/11	10.46	0.17	(0.25)	(0.08)	(0.21)	-	(0.21)	10.17	(0.64%	)	407,615	0.90%		1.62%
12/31/10	8.85	0.22	1.53	1.75	(0.14)	-	(0.14)	10.46	20.09%		419,863	0.89%		2.36%
12/31/09	6.93	0.15	1.93	2.08	(0.16)	-	(0.16)	8.85	30.31%		375,386	0.91%		1.99%
12/31/08	9.18	0.17	(2.42)	(2.25)	(0.00)[d]	-	(0.00)[d]	6.93	(24.51%	)	291,433	0.90%		2.09%
Service Class
12/31/12	$10.12	$0.20	$1.41	$1.61	$(0.16)	$(0.53)	$(0.69)	$11.04	16.37%		$16,241	1.14%		1.89%
12/31/11	10.41	0.14	(0.23)	(0.09)	(0.20)	-	(0.20)	10.12	(0.81%	)	12,970	1.15%		1.38%
12/31/10	8.83	0.20	1.51	1.71	(0.13)	-	(0.13)	10.41	19.62%		9,686	1.14%		2.14%
12/31/09	6.92	0.13	1.94	2.07	(0.16)	-	(0.16)	8.83	30.20%		6,160	1.16%		1.76%
12/31/08[g]	9.06	0.09	(2.23)	(2.14)	(0.00)[d]	-	(0.00)[d]	6.92	(23.62%	)[b]	2,279	1.16%	[a]	3.51%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	81%	106%	125%	159%	189%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML PIMCO Total Return Fund

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]
Class II
12/31/12	$10.13	$0.20	$0.70	$0.90	$(0.21)	$-	$(0.21)	$10.82	8.93%
12/31/11	9.90	0.22	0.02	0.24	(0.01)	-	(0.01)	10.13	2.45%
12/31/10[g]	10.00	0.06	(0.05)	0.01	(0.04)	(0.07)	(0.11)	9.90	0.17%	[b]
Service Class I
12/31/12[h]	$10.49	$0.10	$0.41	$0.51	$(0.21)	$-	$(0.21)	$10.79	4.94%	[b]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	583%[u]	417%	221%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	Fund commenced operations on August 10, 2010 (commencement of operations) through December 31, 2010.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements or dollar roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 618%.

The accompanying notes are an integral part of the financial statements.

Ratios / Supplemental Data
Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[o]	Ratio of expenses to average daily net assets after expense waivers[o]	Ratio of interest expense to average daily net assets[p]	Ratio of expenses to average daily net assets before expense waivers[n]	Ratio of expenses to average daily net assets after expense waivers[n]	Net investment income (loss) to average daily net assets

$306,746	0.72%	0.65%[j]	0.00%[e]	0.72%	0.65%[j]	1.84%
226,663	0.70%	0.65%[j]	N/A	0.70%	0.65%[j]	2.21%
132,798	0.91%[a]	0.65%[a,j]	0.00%[a,e]	0.91%[a]	0.65%[a,j]	1.40%[a]

$5,730	0.97%[a]	0.90%[a,j]	0.00%[a,e]	0.97%[a]	0.90%[a,j]	1.45%[a]

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers	Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$16.05	$(0.06)	$2.17	$2.11	$(1.86)	$(1.86)	$16.30	13.41%		$256,961	1.13%		1.12%[j]	(0.38%	)
12/31/11	17.70	(0.12)	(0.82)	(0.94)	(0.71)	(0.71)	16.05	(5.23%	)	250,279	1.13%		N/A	(0.68%	)
12/31/10	14.48	(0.10)	3.32	3.22	-	-	17.70	22.24%		258,833	1.14%		N/A	(0.64%	)
12/31/09	10.46	(0.08)	4.10	4.02	-	-	14.48	38.43%		250,006	1.15%		N/A	(0.66%	)
12/31/08	17.02	(0.01)	(6.55)	(6.56)	-	-	10.46	(38.54%	)	171,302	1.15%		N/A	(0.06%	)
Service Class
12/31/12	$15.91	$(0.10)	$2.14	$2.04	$(1.86)	$(1.86)	$16.09	13.07%		$5,837	1.38%		1.37%[j]	(0.63%	)
12/31/11	17.59	(0.16)	(0.81)	(0.97)	(0.71)	(0.71)	15.91	(5.43%	)	5,120	1.38%		N/A	(0.92%	)
12/31/10	14.42	(0.14)	3.31	3.17	-	-	17.59	21.90%		4,440	1.39%		N/A	(0.87%	)
12/31/09	10.45	(0.11)	4.08	3.97	-	-	14.42	38.09%		2,616	1.40%		N/A	(0.91%	)
12/31/08[g]	15.79	0.01	(5.35)	(5.34)	-	-	10.45	(33.82%	)[b]	831	1.43%	[a]	N/A	0.21%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	90%	91%	95%	90%	86%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class II
12/31/12	$16.83	$0.19	$2.34	$2.53	$(0.00)[d]	$(0.50)	$(0.50)	$18.86	15.20%		$114,274	1.17%		1.15%	[j]	1.05%
12/31/11	17.30	(0.01)	(0.23)	(0.24)	-	(0.23)	(0.23)	16.83	(1.26%	)	102,633	1.17%		1.15%	[j]	(0.06%	)
12/31/10	15.70	0.06	3.19	3.25	(0.14)	(1.51)	(1.65)	17.30	20.83%		105,829	1.18%		1.15%	[j]	0.34%
12/31/09[g]	10.00	0.05	6.07	6.12	(0.04)	(0.38)	(0.42)	15.70	61.26%	[b]	96,203	1.26%	[a]	1.15%	[a,j]	0.41%	[a]
Service Class I
12/31/12	$16.73	$0.15	$2.32	$2.47	$-	$(0.50)	$(0.50)	$18.70	14.99%		$6,354	1.42%		1.40%	[j]	0.86%
12/31/11	17.24	(0.05)	(0.23)	(0.28)	-	(0.23)	(0.23)	16.73	(1.56%	)	3,951	1.42%		1.40%	[j]	(0.28%	)
12/31/10	15.67	0.03	3.18	3.21	(0.13)	(1.51)	(1.64)	17.24	20.59%		2,581	1.43%		1.40%	[j]	0.20%
12/31/09[g]	10.00	0.03	6.04	6.07	(0.02)	(0.38)	(0.40)	15.67	60.83%	[b]	677	1.51%	[a]	1.40%	[a,j]	0.25%	[a]

	Year ended December 31
	2012	2011	2010	2009
Portfolio turnover rate for all share classes	14%	13%	29%	44%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 27, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$8.51	$0.08	$1.54	$1.62	$(0.07)	$(0.07)	$10.06	19.06%		$168,248	0.81%		0.82%
12/31/11	9.26	0.05	(0.75)	(0.70)	(0.05)	(0.05)	8.51	(7.50%	)	170,925	0.81%		0.53%
12/31/10	7.35	0.05	1.91	1.96	(0.05)	(0.05)	9.26	26.84%		191,141	0.81%		0.62%
12/31/09	5.21	0.04	2.18	2.22	(0.08)	(0.08)	7.35	42.73%		178,318	0.82%		0.69%
12/31/08	8.45	0.08	(3.32)	(3.24)	-	-	5.21	(38.34%	)	145,129	0.81%		1.10%
Service Class
12/31/12	$8.47	$0.06	$1.53	$1.59	$(0.05)	$(0.05)	$10.01	18.78%		$8,717	1.06%		0.60%
12/31/11	9.22	0.03	(0.74)	(0.71)	(0.04)	(0.04)	8.47	(7.70%	)	7,067	1.06%		0.30%
12/31/10	7.33	0.03	1.90	1.93	(0.04)	(0.04)	9.22	26.44%		6,388	1.06%		0.40%
12/31/09	5.21	0.02	2.18	2.20	(0.08)	(0.08)	7.33	42.32%		3,806	1.07%		0.40%
12/31/08[g]	8.11	0.03	(2.93)	(2.90)	-	-	5.21	(35.76%	)[b]	1,535	1.07%	[a]	1.79%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	49%	72%	52%	65%	145%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are 18 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Growth Fund (“Fundamental Growth Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Growth & Income Fund (“Growth & Income Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Large Cap Value Fund (“Large Cap Value Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML PIMCO Total Return Fund (“PIMCO Total Return Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Initial Class	Class I	Class II	Class III	Service Class	Service Class I
Blue Chip Growth Fund	5/1/2006	None	None	None	8/15/2008	None
Equity Income Fund	5/1/2006	None	None	None	8/15/2008	None
Equity Index Fund	None	5/1/1997	5/1/2000	5/1/2000	None	8/15/2008
Focused Equity Fund	None	None	12/8/2011	None	None	5/1/2012
Foreign Fund	5/1/2006	None	None	None	8/15/2008	None
Fundamental Growth Fund	None	None	12/8/2011	None	None	5/1/2012
Fundamental Value Fund	None	None	8/10/2010	None	None	5/1/2012
Global Fund	None	5/1/2006	5/1/2006	None	None	8/15/2008
Growth & Income Fund	5/1/2006	None	None	None	8/15/2008	None
Income & Growth Fund	5/1/2006	None	None	None	8/15/2008	None
Large Cap Growth Fund	5/1/2006	None	None	None	8/15/2008	None
Large Cap Value Fund	5/1/2000	None	None	None	8/15/2008	None

Notes to Financial Statements (Continued)

	Initial Class	Class I	Class II	Class III	Service Class	Service Class I
Mid Cap Growth Fund	5/1/2006	None	None	None	8/15/2008	None
Mid Cap Value Fund	5/1/2006	None	None	None	8/15/2008	None
PIMCO Total Return Fund	None	None	8/10/2010	None	None	5/1/2012
Small Cap Growth Equity Fund	5/3/1999	None	None	None	8/15/2008	None
Small Company Value Fund	None	None	2/27/2009	None	None	2/27/2009
Small/Mid Cap Value Fund	5/1/2006	None	None	None	8/15/2008	None

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for

Notes to Financial Statements (Continued)

example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Large Cap Growth Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2012. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2012, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blue Chip Growth Fund
Equities
Common Stock
Basic Materials	$15,663,320	$-	$-	$15,663,320
Communications	69,844,971	3,578,319	-	73,423,290
Consumer, Cyclical	52,032,479	-	-	52,032,479
Consumer, Non-cyclical	55,738,249	-	-	55,738,249
Energy	15,788,151	-	-	15,788,151
Financial	29,129,501	-	-	29,129,501
Industrial	40,557,601	-	-	40,557,601
Technology	50,461,214	-	-	50,461,214

Total Common Stock	329,215,486	3,578,319	-	332,793,805

Total Equities	329,215,486	3,578,319	-	332,793,805

Total Mutual Funds	1,000	-	-	1,000

Total Long-Term Investments	329,216,486	3,578,319	-	332,794,805

Total Short-Term Investments	-	3,315,498	-	3,315,498

Total Investments	$329,216,486	$6,893,817	$-	$336,110,303

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Income Fund
Equities
Common Stock
Basic Materials	$28,924,257	$-	$-	$28,924,257
Communications	53,181,983	5,099,888	-	58,281,871
Consumer, Cyclical	34,095,047	-	-	34,095,047
Consumer, Non-cyclical	56,699,786	-	-	56,699,786
Energy	73,310,412	-	-	73,310,412
Financial	100,433,993	-	-	100,433,993
Industrial	82,735,007	-	-	82,735,007
Technology	27,068,434	-	-	27,068,434
Utilities	29,206,242	-	-	29,206,242

Total Common Stock	485,655,161	5,099,888	-	490,755,049

Preferred Stock
Consumer, Cyclical	3,678,235	-	-	3,678,235

Total Preferred Stock	3,678,235	-	-	3,678,235

Total Equities	489,333,396	5,099,888	-	494,433,284

Total Mutual Funds	1,064	-	-	1,064

Total Long-Term Investments	489,334,460	5,099,888	-	494,434,348

Total Short-Term Investments	-	23,153,055	-	23,153,055

Total Investments	$489,334,460	$28,252,943	$-	$517,587,403

Foreign Fund
Equities
Common Stock
Basic Materials	$3,406,021	$8,507,150	$-	$11,913,171
Communications	13,317,768	38,379,361	-	51,697,129
Consumer, Cyclical	5,177,240	25,318,559	-	30,495,799
Consumer, Non-cyclical	-	57,407,301	-	57,407,301
Diversified	-	2,379,347	-	2,379,347
Energy	8,042,967	31,222,933	-	39,265,900
Financial	11,343,184	76,254,645	-	87,597,829
Industrial	4,678,685	33,643,373	-	38,322,058
Technology	3,223,238	21,575,232	-	24,798,470
Utilities	-	6,039,180	-	6,039,180

Total Common Stock	49,189,103	300,727,081	-	349,916,184

Preferred Stock
Basic Materials	3,892,566	-	-	3,892,566

Total Preferred Stock	3,892,566	-	-	3,892,566

Total Equities	53,081,669	300,727,081	-	353,808,750

Rights
Energy	83,531	-	-	83,531

Total Rights	83,531	-	-	83,531

Total Mutual Funds	18,720,167	-	-	18,720,167

Total Long-Term Investments	71,885,367	300,727,081	-	372,612,448

Total Short-Term Investments	-	15,959,493	-	15,959,493

Total Investments	$71,885,367	$316,686,574	$-	$388,571,941

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Fundamental Value Fund
Equities
Common Stock
Basic Materials	$9,820,660	$-	$-	$9,820,660
Communications	15,894,290	-	-	15,894,290
Consumer, Cyclical	17,819,533	-	-	17,819,533
Consumer, Non-cyclical	30,209,307	2,402,528	-	32,611,835
Energy	23,994,991	-	-	23,994,991
Financial	43,197,293	1,672,872	-	44,870,165
Industrial	19,603,427	-	-	19,603,427
Technology	11,059,691	-	-	11,059,691
Utilities	5,367,342	-	-	5,367,342

Total Common Stock	176,966,534	4,075,400	-	181,041,934

Total Equities	176,966,534	4,075,400	-	181,041,934

Total Long-Term Investments	176,966,534	4,075,400	-	181,041,934

Total Short-Term Investments	-	5,012,429	-	5,012,429

Total Investments	$176,966,534	$9,087,829	$-	$186,054,363

Global Fund
Equities
Common Stock
Basic Materials	$3,535,472	$11,131,772	$-	$14,667,244
Communications	7,727,935	2,041,629	-	9,769,564
Consumer, Cyclical	7,820,568	6,380,205	-	14,200,773
Consumer, Non-cyclical	13,423,429	30,743,053	-	44,166,482
Diversified	-	2,981,927	-	2,981,927
Energy	3,452,837	939,286	-	4,392,123
Financial	10,748,166	9,053,953	-	19,802,119
Industrial	19,755,966	5,756,717	-	25,512,683
Technology	9,239,555	3,459,145	-	12,698,700
Utilities	-	450,399	-	450,399

Total Common Stock	75,703,928	72,938,086	-	148,642,014

Total Equities	75,703,928	72,938,086	-	148,642,014

Total Mutual Funds	2,879,151	-	-	2,879,151

Total Long-Term Investments	78,583,079	72,938,086	-	151,521,165

Total Short-Term Investments	-	3,116,246	-	3,116,246

Total Investments	$78,583,079	$76,054,332	$-	$154,637,411

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Growth & Income Fund
Equities
Common Stock
Basic Materials	$2,840,591	$1,277,054	$-		$4,117,645
Communications	8,175,911	-	-		8,175,911
Consumer, Cyclical	8,239,459	1,573,227	-		9,812,686
Consumer, Non-cyclical	26,011,096	5,914,268	-		31,925,364
Diversified	-	1,368,534	-		1,368,534
Energy	13,403,700	-	-		13,403,700
Financial	20,189,353	-	-		20,189,353
Industrial	16,586,416	-	-		16,586,416
Technology	17,921,545	-	-		17,921,545
Utilities	3,969,282	-	-		3,969,282

Total Common Stock	117,337,353	10,133,083	-		127,470,436

Total Equities	117,337,353	10,133,083	-		127,470,436

Total Long-Term Investments	117,337,353	10,133,083	-		127,470,436

Total Short-Term Investments	-	921,662	-		921,662

Total Investments	$117,337,353	$11,054,745	$-		$128,392,098

Income & Growth Fund
Equities
Common Stock
Basic Materials	$7,733,073	$4,835,111	$-		$12,568,184
Communications	14,909,618	-	-		14,909,618
Consumer, Cyclical	13,683,330	-	-		13,683,330
Consumer, Non-cyclical	32,313,813	2,251,271	-		34,565,084
Energy	21,969,913	531,431	-		22,501,344
Financial	29,405,153	-	-		29,405,153
Industrial	26,559,359	-	-		26,559,359
Technology	7,246,738	-	-		7,246,738
Utilities	14,392,730	-	-		14,392,730

Total Common Stock	168,213,727	7,617,813	-		175,831,540

Total Equities	168,213,727	7,617,813	-		175,831,540

Total Long-Term Investments	168,213,727	7,617,813	-		175,831,540

Total Short-Term Investments	-	7,087,150	-		7,087,150

Total Investments	$168,213,727	$14,704,963	$-		$182,918,690

Large Cap Value Fund
Equities
Common Stock
Basic Materials	$10,953,959	$2,862,313	$-	+	$13,816,272
Communications	17,667,043	-	-		17,667,043
Consumer, Cyclical	33,585,906	686,659	-		34,272,565
Consumer, Non-cyclical	20,378,001	2,792,476	-		23,170,477

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Large Cap Value Fund (Continued)
Diversified	$-	$2,747,961	$-	$2,747,961
Energy	20,742,165	-	-	20,742,165
Financial	68,430,236	8,352,535	-	76,782,771
Industrial	2,122,389	2,555,716	-	4,678,105
Technology	9,550,193	-	-	9,550,193

Total Common Stock	183,429,892	19,997,660	-	203,427,552

Total Equities	183,429,892	19,997,660	-	203,427,552

Bonds & Notes
Total Corporate Debt	-	-	50,036	50,036

Total Bonds & Notes	-	-	50,036	50,036

Total Mutual Funds	2,152,531	-	-	2,152,531

Total Long-Term Investments	185,582,423	19,997,660	50,036	205,630,119

Total Short-Term Investments	-	9,895,096	-	9,895,096

Total Investments	$185,582,423	$29,892,756	$50,036	$215,525,215

Mid Cap Growth Fund
Equities
Common Stock
Basic Materials	$11,574,003	$-	$-	$11,574,003
Communications	32,005,900	-	81,541	32,087,441
Consumer, Cyclical	50,427,956	-	-	50,427,956
Consumer, Non-cyclical	95,432,680	-	-	95,432,680
Energy	19,977,030	-	-	19,977,030
Financial	21,382,180	-	-	21,382,180
Industrial	62,844,920	-	-	62,844,920
Technology	46,254,950	-	-	46,254,950
Utilities	5,167,051	-	-	5,167,051

Total Common Stock	345,066,670	-	81,541	345,148,211

Preferred Stock
Communications	-	-	1,016,005	1,016,005
Technology	-	777,039	-	777,039

Total Preferred Stock	-	777,039	1,016,005	1,793,044

Total Equities	345,066,670	777,039	1,097,546	346,941,255

Total Mutual Funds	14,445,829	-	-	14,445,829

Total Long-Term Investments	359,512,499	777,039	1,097,546	361,387,084

Total Short-Term Investments	-	7,779,361	-	7,779,361

Total Investments	$359,512,499	$8,556,400	$1,097,546	$369,166,445

Mid Cap Value Fund
Equities
Common Stock
Basic Materials	$8,330,032	$-	$-	$8,330,032
Communications	11,099,990	-	-	11,099,990
Consumer, Cyclical	27,667,270	-	-	27,667,270

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Value Fund (Continued)
Consumer, Non-cyclical	$88,429,415	$-	$-	$88,429,415
Energy	34,338,631	-	-	34,338,631
Financial	113,692,872	-	-	113,692,872
Industrial	70,598,332	4,366,548	-	74,964,880
Technology	23,129,928	-	-	23,129,928
Utilities	50,795,161	-	-	50,795,161

Total Common Stock	428,081,631	4,366,548	-	432,448,179

Total Equities	428,081,631	4,366,548	-	432,448,179

Total Mutual Funds	16,036,909	-	-	16,036,909

Total Long-Term Investments	444,118,540	4,366,548	-	448,485,088

Total Short-Term Investments	-	5,984,258	-	5,984,258

Total Investments	$444,118,540	$10,350,806	$-	$454,469,346

PIMCO Total Return Fund
Equities
Preferred Stock
Financial	$1,172,600	$-	$-	$1,172,600

Total Preferred Stock	1,172,600	-	-	1,172,600

Total Equities	1,172,600	-	-	1,172,600

Bonds & Notes
Total Bank Loans	-	993,390	-	993,390

Total Corporate Debt	-	75,355,990	6,444,760	81,800,750

Total Municipal Obligations	-	12,520,001	-	12,520,001

Non-U.S. Government Agency Obligations
Automobile ABS	-	136,245	-	136,245
Commercial MBS	-	6,162,520	-	6,162,520
Credit Card ABS	-	622,593	-	622,593
Other ABS	-	3,873,604	-	3,873,604
WL Collateral CMO	-	7,309,649	-	7,309,649

Total Non-U.S. Government Agency Obligations	-	18,104,611	-	18,104,611

Total Sovereign Debt Obligations	-	29,306,664	-	29,306,664

U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	160,319,526	-	160,319,526

Total U.S. Government Agency Obligations and Instrumentalities	-	160,319,526	-	160,319,526

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	103,271,590	-	103,271,590

Total U.S. Treasury Obligations	-	103,271,590	-	103,271,590

Total Long-Term Investments	1,172,600	399,871,772	6,444,760	407,489,132

Total Short-Term Investments	-	7,178,402	-	7,178,402

Total Investments	$1,172,600	$407,050,174	$6,444,760	$414,667,534

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$7,586,420	$-	$-	$7,586,420
Communications	23,844,680	-	111,557	23,956,237
Consumer, Cyclical	41,064,267	-	-	41,064,267
Consumer, Non-cyclical	51,355,030	972,531	-	52,327,561
Energy	20,468,339	-	-	20,468,339
Financial	35,329,244	-	-	35,329,244
Industrial	39,162,481	-	-	39,162,481
Technology	34,333,867	-	-	34,333,867
Utilities	846,080	-	-	846,080

Total Common Stock	253,990,408	972,531	111,557	255,074,496

Total Equities	253,990,408	972,531	111,557	255,074,496

Total Mutual Funds	26,008,772	-	-	26,008,772

Total Long-Term Investments	279,999,180	972,531	111,557	281,083,268

Total Short-Term Investments	-	5,076,574	-	5,076,574

Total Investments	$279,999,180	$6,049,105	$111,557	$286,159,842

Small Company Value Fund
Equities
Common Stock
Basic Materials	$11,938,997	$-	$-	$11,938,997
Communications	3,823,969	-	-	3,823,969
Consumer, Cyclical	15,288,057	-	-	15,288,057
Consumer, Non-cyclical	12,028,904	-	-	12,028,904
Energy	5,607,052	-	-	5,607,052
Financial	25,552,096	-	-	25,552,096
Industrial	32,762,486	-	-	32,762,486
Technology	4,778,517	-	-	4,778,517
Utilities	4,992,580	-	-	4,992,580

Total Common Stock	116,772,658	-	-	116,772,658

Convertible Preferred Stock
Financial	-	150,500	-	150,500

Total Convertible Preferred Stock	-	150,500	-	150,500

Total Equities	116,772,658	150,500	-	116,923,158

Total Mutual Funds	3,037,932	-	-	3,037,932

Total Long-Term Investments	119,810,590	150,500	-	119,961,090

Total Short-Term Investments	-	3,371,980	-	3,371,980

Total Investments	$119,810,590	$3,522,480	$-	$123,333,070

+	Represents security at $0 value as of December 31, 2012.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2012, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Index Fund
Futures Contracts
Equity Risk	$3,535	$-	$-	$3,535
Mid Cap Value Fund
Forward Contracts
Foreign Exchange Risk	-	21,066	-	21,066
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	-	148,148	-	148,148
Futures Contracts
Interest Rate Risk	70,958	-	-	70,958
Swap Agreements
Credit Risk	-	293,548	-	293,548
Interest Rate Risk	-	629,190	-	629,190
Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Value Fund
Forward Contracts
Foreign Exchange Risk	$-	$(6,386)	$-	$(6,386)
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	-	(708,669)	-	(708,669)
Futures Contracts
Interest Rate Risk	(27,059)	-	-	(27,059)
Swap Agreements
Credit Risk	-	(94,323)	-	(94,323)
Written Options
Interest Rate Risk	-	(1,044)	-	(1,044)

The asset and liability shown in the Statement of Assets and Liabilities related to investments sold and purchased on a when-issued basis for the PIMCO Total Return Fund, approximates fair value, which would be categorized at Level 2, as of December 31, 2012. The liabilities shown in the Statements of Assets and Liabilities related to securities on loan for the Foreign Fund, Global Fund, Large Cap Value Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, and Small Company Value Fund, approximate fair value, which would be categorized at Level 2, as of December 31, 2012. The asset and liability shown in the Statement of Assets and Liabilities related to collateral held and pledged for open swap agreements for the PIMCO Total Return Fund, approximates fair value, which would be categorized at Level 2, as of December 31, 2012. The asset shown in the Statement of Assets and Liabilities related to collateral held for open futures contracts for the PIMCO Total Return Fund, approximates fair value, which would be categorized at Level 2, as of December 31, 2012.

Notes to Financial Statements (Continued)

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2012. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/12		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/12
Blue Chip Growth Fund
Long-Term Investments Equities
Common Stock
Communications	$2,428,726	$-	$-	$-	$-	$-	$-		$(2,428,726	)‡	$-		$-

Large Cap Value Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$1,321	$-	$-	$(1,321)	$-	$-	$-		$-		$-	**	$(1,321)
Bonds & Notes
Corporate Debt†	93,340	-	-	(43,304)	-	-	-		-		50,036		(43,304)

	$94,661	$-	$-	$(44,625)	$-	$-	$-		$-		$50,036		$(44,625)

Mid Cap Growth Fund
Long-Term Investments
Equities
Common Stock
Communications	$-	$-	$-	$-	$81,541	$-	$-		$-		$81,541		$-
Preferred Stock
Communications	1,960,544	-	-	(1,543,182)	598,643	-	-		-		1,016,005		(1,543,182)

	$1,960,544	$-	$-	$(1,543,182)	$680,184	$-	$-		$-		$1,097,546		$(1,543,182)

PIMCO Total Return Fund
Long-Term Investments
Bonds & Notes
Corporate Debt†	$77,269	$-	$-	$664,818	$-	$-	$5,779,942	***	$(77,269	)***	$6,444,760		$664,818

Small Cap Growth Equity Fund
Long-Term Investments
Equities
Common Stock
Communications	$-	$-	$-	$(34)	$111,591	$-	$-		$-		$111,557		$(34)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Represents securities at $0 value as of December 31, 2012.
***	Transfers occurred between Level 3 and Level 2 as a result of changes in liquidity.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
‡	Transfers occurred between Level 3 and Level 2 as a result of securities receiving a price directly from a pricing service rather than being fair valued.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2012, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Blue Chip Growth Fund	Equity Income Fund	Equity Index Fund	Foreign Fund	Global Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Value Fund	PIMCO Total Return Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management								A	A
Directional Exposures to Currencies									A

Futures Contracts**
Hedging/Risk Management									A
Duration/Credit Quality Management									A
Substitution for Direct Investment			A						A

Interest Rate Swaps***
Hedging/Risk Management									A
Duration Management									A
Substitution for Direct Investment									A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management									A
Duration/Credit Quality Management									A
Substitution for Direct Investment									A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management									A

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Blue Chip Growth Fund	Equity Income Fund	Equity Index Fund	Foreign Fund	Global Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Value Fund	PIMCO Total Return Fund

Credit Default Swaps (Protection Seller) (Continued)
Duration/Credit Quality Management									A
Income									A
Substitution for Direct Investment									A

Options (Purchased)
Hedging/Risk Management									A
Duration/Credit Quality Management									A
Directional Investment									M
Substitution for Direct Investment									A

Options (Written)
Hedging/Risk Management									A
Duration/Credit Quality Management									A
Income									A

Rights and Warrants
Result of a Corporate Action	A	A	A	A	A	A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At December 31, 2012, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Blue Chip Growth Fund
Realized Gain (Loss)#
Rights	$-	$3,254	$-	$-	$3,254

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	448	-	-	448

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Income Fund
Realized Gain (Loss)#
Rights	$-	$(2)	$-	$-	$(2)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	112,513	-	-	112,513

Equity Index Fund
Asset Derivatives
Futures Contracts^^	$-	$3,535	$-	$-	$3,535

Realized Gain (Loss)#
Futures Contracts	$-	$551,948	$-	$-	$551,948
Warrants	-	(9,940)	-	-	(9,940)

Total Realized Gain (Loss)	$-	$542,008	$-	$-	$542,008

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(34,346)	$-	$-	$(34,346)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	70	-	-	70
Warrants	-	12,167	-	-	12,167

Foreign Fund
Asset Derivatives
Rights*	$-	$83,531	$-	$-	$83,531

Realized Gain (Loss)#
Rights	$-	$(11,376)	$-	$-	$(11,376)

Change in Appreciation (Depreciation)##
Rights	$-	$(2,135)	$-	$-	$(2,135)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	385,855	-	-	385,855

Global Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	28,530	-	-	28,530

Large Cap Value Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	44,540	-	-	44,540

Mid Cap Growth Fund
Realized Gain (Loss)#
Rights	$-	$3,813	$-	$-	$3,813

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	742	-	-	742

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$-	$-	$21,066	$-	$21,066

Liability Derivatives
Forward Contracts^	$-	$-	$(6,386)	$-	$(6,386)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(452,254)	$-	$(452,254)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(39,493)	$-	$(39,493)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$18,360,111	$-	$18,360,111

PIMCO Total Return Fund
Asset Derivatives
Forward Contracts*	$-	$-	$148,148	$-	$148,148
Futures Contracts^^	-	-	-	70,958	70,958
Swap Agreements*,^^	293,548	-	-	629,190	922,738

Total Value	$293,548	$-	$148,148	$700,148	$1,141,844

Liability Derivatives
Forward Contracts^	$-	$-	$(708,669)	$-	$(708,669)
Futures Contracts^^	-	-	-	(27,059)	(27,059)
Swap Agreements^,^^	(94,323)	-	-	-	(94,323)
Written Options^	-	-	-	(1,044)	(1,044)

Total Value	$(94,323)	$-	$(708,669)	$(28,103)	$(831,095)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(910,432)	$-	$(910,432)
Futures Contracts	-	-	-	1,182,784	1,182,784
Swap Agreements	(210,702)	-	-	279,302	68,600
Purchased Options	-	-	-	43,838	43,838
Written Options	-	-	-	252,359	252,359

Total Realized Gain (Loss)	$(210,702)	$-	$(910,432)	$1,758,283	$637,149

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(1,239,568)	$-	$(1,239,568)
Futures Contracts	-	-	-	(466,700)	(466,700)
Swap Agreements	1,146,258	-	-	154,453	1,300,711
Purchased Options	-	-	-	(16,889)	(16,889)
Written Options	-	-	-	(69,310)	(69,310)

Total Change in Appreciation (Depreciation)	$1,146,258	$-	$(1,239,568)	$(398,446)	$(491,756)

Number of Contracts Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$49,880,072	$-	$49,880,072
Futures Contracts	-	-	-	255	255
Swap Agreements	$36,475,000	$-	$-	$26,166,667	$62,641,667
Purchased Options	-	-	-	10,700,000	10,700,000
Written Options	-	-	-	23,100,021	23,100,021

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.

Notes to Financial Statements (Continued)

^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2012.

The Global Fund and Large Cap Value Fund had no realized gain (loss) on rights during the year ended December 31, 2012.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2012, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2012. A Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Mid Cap Value Fund
SELLS
Credit Suisse Securities LLC	3,205,419	Swiss Franc	1/31/13	$3,503,190	$3,506,467	$(3,277)

UBS AG	11,622,431	Canadian Dollar	1/31/13	11,698,719	11,677,653	21,066
UBS AG	2,773,820	Euro	1/31/13	3,659,071	3,662,180	(3,109)

				15,357,790	15,339,833	17,957

				$18,860,980	$18,846,300	$14,680

PIMCO Total Return Fund
BUYS
Barclays Capital	308,195	Brazilian Real	2/04/13	$150,000	$149,889	$(111)

JP Morgan Chase Bank	19,835,814	Mexican Peso	4/03/13	1,533,736	1,521,700	(12,036)

UBS AG	3,175,995	Brazilian Real	2/04/13	1,542,285	1,544,632	2,347
UBS AG	170,000	Euro	3/18/13	222,369	224,540	2,171
UBS AG	17,376,570	Mexican Peso	4/03/13	1,325,950	1,333,040	7,090

				3,090,604	3,102,212	11,608

				$4,774,340	$4,773,801	$(539)

SELLS
Barclays Bank PLC	99,000	Canadian Dollar	3/21/13	$100,177	$99,363	$814
Barclays Bank PLC	97,000	Euro	3/18/13	127,821	128,120	(299)
Barclays Bank PLC	2,467	Singapore Dollar	1/25/13	2,026	2,019	7

				230,024	229,502	522

Credit Suisse International	100,000	Euro	6/02/14	126,800	132,774	(5,974)

JP Morgan Chase Bank	327,000	Euro	3/18/13	430,953	431,909	(956)
JP Morgan Chase Bank	5,828,000	British Pound	3/12/13	9,333,816	9,465,309	(131,493)
JP Morgan Chase Bank	103,370,000	Japanese Yen	1/17/13	1,255,700	1,193,265	62,435
JP Morgan Chase Bank	5,358,146	Mexican Peso	4/03/13	409,973	411,049	(1,076)

				11,430,442	11,501,532	(71,090)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund (Continued)
SELLS (Continued)
Royal Bank of Scotland PLC	7,521,000	Canadian Dollar	3/21/13	$7,619,829	$7,548,607	$71,222
Royal Bank of Scotland PLC	17,192,000	Euro	3/18/13	22,199,394	22,707,585	(508,191)
Royal Bank of Scotland PLC	8,412,000	Japanese Yen	1/17/13	99,167	97,105	2,062

				29,918,390	30,353,297	(434,907)

UBS AG	174,000	British Pound	3/12/13	279,507	282,595	(3,088)
UBS AG	36,000	Euro	3/18/13	47,484	47,550	(66)
UBS AG	700,000	Euro	9/04/13	883,659	926,165	(42,506)
UBS AG	291,497	Euro	9/20/13	382,874	385,747	(2,873)

				1,593,524	1,642,057	(48,533)

				$43,299,180	$43,859,162	$(559,982)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open futures contracts at December 31, 2012:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Equity Index Fund
BUYS
115	S&P 500 E Mini Index	3/15/13	$8,165,575	$3,535

PIMCO Total Return Fund
BUYS
4	U.S. Treasury Note 10 Year	3/19/13	$531,125	$(3)
4	3 Month EURIBOR	12/15/14	1,314,605	3,426
1	3 Month EURIBOR	3/16/15	328,470	(18)
1	3 Month EURIBOR	6/15/15	328,239	15
128	90 Day Eurodollar	6/15/15	31,779,200	56,274
28	90 Day Eurodollar	9/14/15	6,945,750	10,110
129	90 Day Eurodollar	12/14/15	31,964,587	273
36	90 Day Eurodollar	3/14/16	8,909,100	833
2	90 Day Eurodollar	6/13/16	494,250	22
1	90 Day Eurodollar	9/19/16	246,750	5

				$70,937

SELLS
23	German Euro Bund	3/07/13	$(4,421,466)	$(27,038)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would

Notes to Financial Statements (Continued)

trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open swap agreements at December 31, 2012. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund*
Credit Default Swaps
OTC Swaps
$1,600,000	USD	6/20/15	Barclays Bank PLC	Sell***	5.000%		CDX.EM.13† (PIMCO Rating: BA+)**	$(8,560)	$133,850	$125,290
400,000	USD	12/20/15	Barclays Bank PLC	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	5,683	(2,308)	3,375
1,500,000	USD	3/20/16	Barclays Bank PLC	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	17,456	(6,149)	11,307
900,000	USD	3/20/16	Barclays Bank PLC	Sell***	1.000%		United Mexican States (PIMCO Rating: BAA+)**	13,345	(4,343)	9,002
1,300,000	USD	6/20/16	Barclays Bank PLC	Sell***	1.000%		People’s Republic of China (PIMCO Rating: AA-)**	9,670	16,884	26,554
1,100,000	USD	6/20/16	Barclays Bank PLC	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	8,722	(1,593)	7,129
100,000	USD	9/20/16	Barclays Bank PLC	Sell***	0.250%		French Republic (PIMCO Rating: AA+)**	4,709	(6,114)	(1,405)
800,000	USD	12/20/16	Barclays Bank PLC	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	23,630	(20,149)	3,481
400,000	USD	6/20/17	Barclays Bank PLC	Sell***	1.000%		Australia Government (PIMCO Rating: AAA)**	6,087	4,734	10,821
900,000	USD	6/20/17	Barclays Bank PLC	Sell***	1.000%		United Mexican States (PIMCO Rating: BAA+)**	10,313	(7,138)	3,175
500,000	EUR	6/20/17	Barclays Bank PLC	Buy	(1.000%	)	ITRAXX Europe Series 17†	(17,576)	32,348	14,772
200,000	USD	6/20/17	Barclays Bank PLC	Sell***	1.000%		Berkshire Hathaway Finance (PIMCO Rating: AA+)**	4,291	(5,140)	(849)
500,000	USD	9/20/17	Barclays Bank PLC	Sell***	1.000%		Republic of Indonesia (PIMCO Rating: BAA-)**	13,188	(18,206)	(5,018)
400,000	USD	3/20/21	Barclays Bank PLC	Sell***	1.000%		United Mexican States (PIMCO Rating: BAA+)**	11,046	(19,146)	(8,100)

								102,004	97,530	199,534

800,000	USD	6/20/16	Credit Suisse Securities LLC	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	6,349	(1,164)	5,185
400,000	USD	6/20/17	Credit Suisse Securities LLC	Sell***	1.000%		United Mexican States (PIMCO Rating: BAA+)**	4,589	(3,178)	1,411
200,000	USD	6/20/17	Credit Suisse Securities LLC	Sell***	1.000%		Berkshire Hathaway Finance (PIMCO Rating: AA+)**	4,108	(4,957)	(849)
200,000	USD	9/20/17	Credit Suisse Securities LLC	Sell***	1.000%		Republic of Indonesia (PIMCO Rating: BAA-)**	5,182	(7,190)	(2,008)

								20,228	(16,489)	3,739

1,300,000	USD	12/20/14	Goldman Sachs & Co.	Sell***	1.000%		MetLife, Inc. (PIMCO Rating: A-)**	38,443	(32,175)	6,268
200,000	USD	6/20/15	Goldman Sachs & Co.	Sell***	1.000%		United Kingdom Gilt (PIMCO Rating: AAA)**	1,893	2,014	3,907
100,000	USD	3/20/16	Goldman Sachs & Co.	Sell***	1.000%		General Electric Capital Corp. (PIMCO Rating: AA+)**	2,112	(1,685)	427
300,000	USD	9/20/16	Goldman Sachs & Co.	Sell***	1.000%		United Mexican States (PIMCO Rating: BAA+)**	3,640	(1,414)	2,226
400,000	USD	6/20/17	Goldman Sachs & Co.	Sell***	1.000%		United Mexican States (PIMCO Rating: BAA+)**	3,176	(1,765)	1,411
100,000	USD	6/20/17	Goldman Sachs & Co.	Sell***	5.000%		NRG Energy, Inc. (PIMCO Rating: BA-)**	19,198	(10,000)	9,198

								68,462	(45,025)	23,437

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund* (Continued)
Credit Default Swaps (Continued)
OTC Swaps (Continued)
$200,000	USD	6/20/16	JP Morgan Chase Bank	Sell***	1.000%	Republic of Indonesia (PIMCO Rating: BAA-)**	$4,708	$(3,707)	$1,001
100,000	USD	9/20/16	JP Morgan Chase Bank	Sell***	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	1,150	(609)	541
300,000	USD	9/20/16	JP Morgan Chase Bank	Sell***	1.000%	People’s Republic of China (PIMCO Rating: AA-)**	4,543	1,632	6,175
300,000	USD	6/20/17	JP Morgan Chase Bank	Sell***	1.000%	Republic of Indonesia (PIMCO Rating: BAA-)**	7,045	(8,966)	(1,921)
700,000	USD	6/20/17	JP Morgan Chase Bank	Sell***	1.000%	Japan Government (PIMCO Rating: AA-)**	9,822	(1,215)	8,607
1,200,000	USD	6/20/17	JP Morgan Chase Bank	Sell***	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	15,727	(15,318)	409

							42,995	(28,183)	14,812

200,000	USD	3/20/16	Royal Bank of Scotland PLC	Sell***	0.250%	French Republic (PIMCO Rating: AA+)**	4,443	(6,157)	(1,714)
600,000	USD	3/20/16	Royal Bank of Scotland PLC	Sell***	1.000%	Japan Government (PIMCO Rating: AA-)**	2,883	6,663	9,546

							7,326	506	7,832

100,000	USD	9/20/16	UBS AG	Sell***	1.000%	Republic of Indonesia (PIMCO Rating: BAA-)**	2,078	(1,578)	500
1,000,000	USD	9/20/16	UBS AG	Sell***	1.000%	United Mexican States (PIMCO Rating: BAA+)**	11,809	(4,388)	7,421
700,000	USD	9/20/16	UBS AG	Sell***	1.000%	People’s Republic of China (PIMCO Rating: AA-)**	10,775	3,634	14,409
300,000	USD	6/20/17	UBS AG	Sell***	1.000%	Republic of Indonesia (PIMCO Rating: BAA-)**	7,327	(9,248)	(1,921)

							31,989	(11,580)	20,409

Centrally Cleared Swaps
10,500,000	USD	6/20/17		Buy	(1.000)%	CDX.1G.18†	(17,897)	(52,641)	(70,538)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
OTC Swaps
$9,000,000	MXN	9/13/17	Barclays Bank PLC	MXN TIIE Mexican Banxico	Fixed 5.500%	$13,894	$(6,702)	$7,192
14,000,000	MXN	9/02/22	Barclays Bank PLC	MXN TIIE Mexican Banxico	Fixed 6.000%	21,781	(7,325)	14,456

						35,675	(14,027)	21,648

17,400,000	USD	10/15/17	Goldman Sachs & Co.	Federal Funds Effective Rate US	Fixed 1.000%	12,034	(5,330)	6,704

Centrally Cleared Swaps
18,000,000	USD	3/18/16		3-Month USD-LIBOR-BBA	Fixed 1.500%	(10,013)	146,774	136,761
1,800,000	USD	6/20/42		Fixed 2.750%	3-Month USD-LIBOR-BBA	(12,459)	23,691	11,232
7,300,000	USD	12/19/42		Fixed 2.500%	3-Month USD-LIBOR-BBA	150,345	302,500	452,845

						127,873	472,965	600,838

Notes to Financial Statements (Continued)

EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
*	Collateral for swap agreements held by Citigroup Global Markets, Inc. and UBS AG, and received from Barclays Bank PLC amounted to $1,000, $20,000, and $390,000 in cash, respectively, at December 31, 2012; and collateral for swap agreements held by Barclays Bank PLC, Citigroup Global Markets, Inc., Credit Suisse Securities LLC, Deutsche Bank Securities, Inc., Morgan Stanley & Co., Royal Bank of Scotland PLC, and UBS AG amounted to $593,191, $46,406, $184,519, $245,145, $25,221, $555,587, and $41,362 in securities, respectively, at December 31, 2012.
**	Rating is determined by Pacific Investment Management Company LLC and represents a weighted average rating of all securities in the underlying index for credit default swaps. The source of the ratings for the underlying securities are Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings. All ratings are as of the report date and do not reflect subsequent changes.
***	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Pacific Investment Management Company LLC’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Notes to Financial Statements (Continued)

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open written option contracts at December 31, 2012. A Fund’s current exposure to a counterparty is typically the fair value of the contract.

Notional Amount	Expiration Date	Description	Premiums Received	Value
PIMCO Total Return Fund
$400,000	1/21/13	Interest Rate Swaption EUR 5 Year Put, Strike 1.10*	$2,621	$3
1,300,000	3/18/13	Interest Rate Swaption USD 5 Year Put, Strike 1.40**	25,090	251
1,800,000	3/18/13	Interest Rate Swaption USD 5 Year Put, Strike 1.40*	4,985	351
1,500,000	5/30/13	Interest Rate Swaption USD 5 Year Put, Strike 1.75***	11,437	439

			$44,133	$1,044

EUR	Euro
USD	U.S. Dollar
*	OTC traded option counterparty Goldman Sachs & Co.
**	OTC traded option counterparty Credit Suisse Securities LLC.
***	OTC traded option counterparty Royal Bank of Scotland PLC.

Transactions in written option contracts during the year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
PIMCO Total Return Fund
Options outstanding at December 31, 2011	33,000,015	$138,070
Options written	47,100,128	214,097
Options terminated in closing purchase transactions	(75,100,143)	(308,034)

Options outstanding at December 31, 2012	5,000,000	$44,133

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Notes to Financial Statements (Continued)

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required

Notes to Financial Statements (Continued)

generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2012, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements and Treasury Rolls

Each Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction.

Reverse repurchase agreements and Treasury rolls generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

A Fund accounts for a Treasury roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these Treasury roll transactions may be considered financing transactions, whereby the difference in the sales price and the future price is recorded as an adjustment to interest income.

The Fund(s) listed in the following table had reverse repurchase transactions during the year ended December 31, 2012;

PIMCO Total Return Fund
Average balance outstanding	$760,797
Maximum balance outstanding	$9,723,780
Average interest rate	0.01%
Weighted average maturity	2 days

Notes to Financial Statements (Continued)

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

The Fund(s) listed in the following table had Treasury roll transactions during the year ended December 31, 2012, which were accounted for as financing transactions:

PIMCO Total Return Fund
Average balance outstanding	$716,303
Weighted average interest rate	(0.05)%

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into Treasury roll transactions.

Securities Lending

Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended December 31, 2012, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Foreign Fund	$76,373	$15,244	$61,129
Global Fund	10,962	2,175	8,787
Large Cap Value Fund	14,951	2,973	11,978
Mid Cap Growth Fund	82,688	16,417	66,271
Small Cap Growth Equity Fund	285,496	56,772	228,724
Small Company Value Fund	48,726	9,704	39,022

	$519,196	$103,285	$415,911

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the

Notes to Financial Statements (Continued)

ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Foreign Fund invests substantially all of its assets and the Global Fund invests a significant amount of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Blue Chip Growth Fund*	0.75% on the first $600 million; and
0.70% on any excess over $600 million
Equity Income Fund*	0.75% on the first $750 million;
0.725% on the next $250 million; and
0.70% on any excess over $1 billion
Equity Index Fund*	0.10% on the first $750 million; and
0.08% on any excess over $750 million
Focused Equity Fund	0.75%
Foreign Fund*	0.89% on the first $500 million; and
0.85% on any excess over $500 million
Fundamental Growth Fund	0.70%
Fundamental Value Fund*	0.65% on the first $1 billion; and
0.625% on any excess over $1 billion
Global Fund	0.60%
Growth & Income Fund	0.50%
Income & Growth Fund	0.65%
Large Cap Growth Fund	0.65%
Large Cap Value Fund	0.80% on the first $100 million;
0.75% on the next $400 million; and
0.70% on any excess over $500 million
Mid Cap Growth Fund	0.77%
Mid Cap Value Fund	0.84%
PIMCO Total Return Fund	0.50%
Small Cap Growth Equity Fund	1.075% on the first $200 million;
1.05% on the next $200 million;
1.025% on the next $600 million; and
1.00% on any excess over $1 billion
Small Company Value Fund	0.85%
Small/Mid Cap Value Fund	0.75%

*	Prior to June 1, 2012, the investment management fees were as follows:

Blue Chip Growth Fund	0.75%
Equity Income Fund	0.75%
Equity Index Fund	0.10%
Foreign Fund	0.89%
Fundamental Value Fund	0.65%

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: AllianceBernstein L.P. for the Small/Mid Cap Value Fund; American Century Investment Management, Inc. for the Mid Cap Value Fund; BlackRock Investment Management, LLC for the Income & Growth Fund; Davis Selected Advisers, L.P. for the Large Cap Value Fund; Harris Associates L.P. for the Focused Equity Fund; Massachusetts Financial Services Company for the Global Fund and Growth & Income Fund; Northern Trust Investments, Inc. for the Equity Index Fund; Pacific Investment Management Company LLC for the PIMCO Total Return Fund; Rainier Investment Management, Inc. for the Large Cap Growth Fund; Templeton Investment Counsel, LLC for the Foreign Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund, Equity Income Fund, Mid Cap Growth Fund, and Small Company Value Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; and Wellington Management Company, LLP for the Fundamental Growth Fund, Fundamental Value Fund, and a portion of the Small Cap Growth Equity Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

For the Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, PIMCO Total Return Fund, and Small Company Value Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
Equity Index Fund	0.30% on the first $100 million; 0.28% on the next $150 million; and 0.26% on any excess over $250 million	0.19%	0.05%	0.30% on the first $100 million; 0.28% on the next $150 million; and 0.26% on any excess over $250 million
Focused Equity Fund	None	0.10%	None	0.10%
Fundamental Growth Fund	None	0.10%	None	0.10%
Fundamental Value Fund	None	0.10%	None	0.10%
Global Fund	0.28%	0.18%	None	0.28%
PIMCO Total Return Fund	None	0.10%	None	0.10%
Small Company Value Fund	None	0.25%	None	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class II	Class III	Service Class I
Equity Index Fund**^	0.05%	0.05%	0.05%	0.05%
Focused Equity Fund*	None	0.90%	None	1.15%
Fundamental Growth Fund*	None	0.85%	None	1.10%
Fundamental Value Fund*	None	0.80%	None	1.05%
Global Fund*	0.90%	0.80%	None	1.15%
PIMCO Total Return Fund*	None	0.65%	None	0.90%
Small Company Value Fund*	None	1.15%	None	1.40%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2013. Interest expense and short sale dividend and loan expense were not excluded from the caps prior to May 1, 2012.
**	Expense caps in effect through April 30, 2012. Short sale dividend and loan expense was not excluded.
^	Expense cap also excludes the management, Rule 12b-1 and administrative fees, taxes and brokerage commissions.

MassMutual has agreed to waive, through April 30, 2013, 0.05% of the administrative and shareholder service fee for Class II and Class III shares of the Equity Index Fund. Effective September 12, 2012, MassMutual has agreed to voluntarily waive 0.035% of the management fee for the Small Cap Growth Equity Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2012, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Foreign Fund	$81
Fundamental Growth Fund	20
Fundamental Value Fund	1,532
Large Cap Growth Fund	2,273
Large Cap Value Fund	886
Small Cap Growth Equity Fund	112,357
Small/Mid Cap Value Fund	1,549

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2012, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$82,870,651	$-	$138,006,808
Equity Income Fund	-	72,132,114	-	177,310,375
Equity Index Fund	-	10,603,843	-	27,662,217
Focused Equity Fund	-	39,519,398	-	39,962,703
Foreign Fund	-	54,594,634	-	47,481,865
Fundamental Growth Fund	-	119,904,377	-	112,146,151
Fundamental Value Fund	-	41,660,883	-	51,825,921
Global Fund	-	28,927,010	-	14,339,582
Growth & Income Fund	-	34,129,202	-	53,410,397
Income & Growth Fund	-	80,224,775	-	4,329,122
Large Cap Growth Fund	-	179,127,712	-	187,417,593
Large Cap Value Fund	-	22,084,594	-	43,253,561
Mid Cap Growth Fund	-	106,778,213	-	119,813,180
Mid Cap Value Fund	-	354,479,601	-	379,002,162
PIMCO Total Return Fund	2,161,396,249	39,652,848	2,034,406,527	39,256,345
Small Cap Growth Equity Fund	-	229,040,342	-	258,341,812
Small Company Value Fund	-	15,569,642	-	17,272,394
Small/Mid Cap Value Fund	-	85,421,768	-	109,245,131

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Initial Class
Sold	3,038,667	$39,781,954	2,916,726	$33,187,507
Issued as reinvestment of dividends	20,086	267,550	11,429	128,353
Redeemed	(7,612,426)	(98,244,626)	(4,396,963)	(51,201,851)

Net increase (decrease)	(4,553,673)	$(58,195,122)	(1,468,808)	$(17,885,991)

Blue Chip Growth Fund Service Class
Sold	431,924	$5,601,619	292,777	$3,344,457
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(154,393)	(2,007,236)	(155,697)	(1,778,015)

Net increase (decrease)	277,531	$3,594,383	137,080	$1,566,442

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
Equity Income Fund Initial Class
Sold	2,970,596	$30,007,399	4,401,336	$38,920,863
Issued as reinvestment of dividends	969,050	9,826,163	1,009,197	8,870,840
Redeemed	(14,351,877)	(143,251,167)	(8,117,821)	(76,912,353)

Net increase (decrease)	(10,412,231)	$(103,417,605)	(2,707,288)	$(29,120,650)

Equity Income Fund Service Class
Sold	656,313	$6,605,555	885,299	$8,269,125
Issued as reinvestment of dividends	68,266	688,805	50,559	442,894
Redeemed	(350,743)	(3,480,741)	(213,038)	(1,941,626)

Net increase (decrease)	373,836	$3,813,619	722,820	$6,770,393

Equity Index Fund Class I
Sold	286,277	$4,963,876	217,630	$3,470,318
Issued as reinvestment of dividends	68,635	1,206,610	83,330	1,253,286
Redeemed	(700,301)	(12,140,754)	(697,958)	(11,095,204)

Net increase (decrease)	(345,389)	$(5,970,268)	(396,998)	$(6,371,600)

Equity Index Fund Class II
Sold	432,504	$7,519,183	409,315	$6,510,464
Issued as reinvestment of dividends	104,021	1,830,763	123,767	1,863,933
Redeemed	(1,151,450)	(19,975,060)	(1,133,865)	(18,251,446)

Net increase (decrease)	(614,925)	$(10,625,114)	(600,783)	$(9,877,049)

Equity Index Fund Class III
Sold	30,235	$535,573	935	$14,202
Issued as reinvestment of dividends	122,702	2,157,110	135,327	2,033,964
Redeemed	(283,465)	(4,966,395)	(91,860)	(1,455,812)

Net increase (decrease)	(130,528)	$(2,273,712)	44,402	$592,354

Equity Index Fund Service Class I
Sold	240,445	$4,126,995	222,351	$3,467,205
Issued as reinvestment of dividends	7,518	130,207	6,169	91,663
Redeemed	(68,723)	(1,168,162)	(37,826)	(576,841)

Net increase (decrease)	179,240	$3,089,040	190,694	$2,982,027

Focused Equity Fund Class II*
Sold	12,300,977	$135,851,304	11,000,000	$110,000,000
Issued as reinvestment of dividends	594,593	6,825,934	17,374	166,793
Redeemed	(12,051,004)	(133,195,866)	-	-

Net increase (decrease)	844,566	$9,481,372	11,017,374	$110,166,793

Focused Equity Fund Service Class I**
Sold	75,330	$843,504
Issued as reinvestment of dividends	3,530	40,487
Redeemed	(7,616)	(86,930)

Net increase (decrease)	71,244	$797,061

Foreign Fund Initial Class
Sold	5,361,549	$46,254,081	4,136,946	$34,749,775
Issued as reinvestment of dividends	865,010	7,361,231	726,068	6,113,493
Redeemed	(6,006,857)	(52,826,074)	(4,320,957)	(39,621,804)

Net increase (decrease)	219,702	$789,238	542,057	$1,241,464

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
Foreign Fund Service Class
Sold	130,716	$1,118,100	134,908	$1,203,806
Issued as reinvestment of dividends	14,842	125,859	12,124	101,845
Redeemed	(122,294)	(1,073,653)	(91,868)	(839,043)

Net increase (decrease)	23,264	$170,306	55,164	$466,608

Fundamental Growth Fund Class II*
Sold	17,301,697	$192,143,061	15,000,000	$150,000,000
Issued as reinvestment of dividends	462,370	5,132,313	-	-
Redeemed	(16,326,622)	(181,166,937)	-	-

Net increase (decrease)	1,437,445	$16,108,437	15,000,000	$150,000,000

Fundamental Growth Fund Service Class I**
Sold	49,338	$548,919
Issued as reinvestment of dividends	1,318	14,599
Redeemed	(3,273)	(36,732)

Net increase (decrease)	47,383	$526,786

Fundamental Value Fund Class II
Sold	1,822,064	$21,820,832	5,217,989	$57,202,389
Issued as reinvestment of dividends	239,576	2,874,916	19,242	199,927
Redeemed	(3,028,092)	(36,090,352)	(805,857)	(8,207,485)

Net increase (decrease)	(966,452)	$(11,394,604)	4,431,374	$49,194,831

Fundamental Value Fund Service Class I**
Sold	32,686	$397,064
Issued as reinvestment of dividends	244	2,923
Redeemed	(2,260)	(27,590)

Net increase (decrease)	30,670	$372,397

Global Fund Class I
Sold	2,845,061	$25,222,955	2,628,306	$21,407,446
Issued as reinvestment of dividends	133,160	1,205,096	101,702	819,719
Redeemed	(1,117,187)	(10,047,254)	(1,081,040)	(9,224,303)

Net increase (decrease)	1,861,034	$16,380,797	1,648,968	$13,002,862

Global Fund Class II
Sold	84,572	$763,261	114,991	$982,634
Issued as reinvestment of dividends	17,697	162,460	20,456	167,123
Redeemed	(335,760)	(3,053,433)	(490,953)	(4,219,228)

Net increase (decrease)	(233,491)	$(2,127,712)	(355,506)	$(3,069,471)

Global Fund Service Class I
Sold	155,998	$1,389,887	146,423	$1,216,196
Issued as reinvestment of dividends	3,168	28,603	2,430	19,559
Redeemed	(71,560)	(652,697)	(25,835)	(219,073)

Net increase (decrease)	87,606	$765,793	123,018	$1,016,682

Growth & Income Fund Initial Class
Sold	299,018	$2,605,004	284,443	$2,299,704
Issued as reinvestment of dividends	165,219	1,472,103	183,470	1,414,550
Redeemed	(2,827,748)	(24,711,106)	(3,332,682)	(27,201,589)

Net increase (decrease)	(2,363,511)	$(20,633,999)	(2,864,769)	$(23,487,335)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
Growth & Income Fund Service Class
Sold	167,055	$1,455,084	95,255	$756,663
Issued as reinvestment of dividends	13,663	121,326	11,217	86,148
Redeemed	(128,750)	(1,112,016)	(467,490)	(3,898,348)

Net increase (decrease)	51,968	$464,394	(361,018)	$(3,055,537)

Income & Growth Fund Initial Class
Sold	9,803,508	$88,820,522	3,131,271	$25,696,930
Issued as reinvestment of dividends	191,232	1,768,900	252,809	2,052,810
Redeemed	(2,269,354)	(20,808,243)	(1,747,858)	(14,926,030)

Net increase (decrease)	7,725,386	$69,781,179	1,636,222	$12,823,710

Income & Growth Fund Service Class
Sold	302,779	$2,749,232	560,284	$4,821,339
Issued as reinvestment of dividends	10,579	97,325	27,552	222,620
Redeemed	(109,956)	(1,002,238)	(67,483)	(578,309)

Net increase (decrease)	203,402	$1,844,319	520,353	$4,465,650

Large Cap Growth Fund Initial Class
Sold	2,370,695	$26,659,276	4,710,378	$47,532,590
Issued as reinvestment of dividends	10,790	123,758	37,915	376,875
Redeemed	(3,408,441)	(38,617,738)	(1,949,388)	(20,372,534)

Net increase (decrease)	(1,026,956)	$(11,834,704)	2,798,905	$27,536,931

Large Cap Growth Fund Service Class
Sold	25,252	$280,192	87,848	$916,051
Issued as reinvestment of dividends	-	-	165	1,629
Redeemed	(18,207)	(206,226)	(43,634)	(439,927)

Net increase (decrease)	7,045	$73,966	44,379	$477,753

Large Cap Value Fund Initial Class
Sold	563,444	$6,745,377	1,044,540	$11,727,693
Issued as reinvestment of dividends	114,553	1,366,218	171,292	1,833,087
Redeemed	(2,626,400)	(30,978,092)	(2,559,042)	(29,104,180)

Net increase (decrease)	(1,948,403)	$(22,866,497)	(1,343,210)	$(15,543,400)

Large Cap Value Fund Service Class
Sold	350,206	$4,137,537	410,844	$4,599,891
Issued as reinvestment of dividends	9,135	108,476	11,918	127,051
Redeemed	(206,634)	(2,432,514)	(167,238)	(1,928,281)

Net increase (decrease)	152,707	$1,813,499	255,524	$2,798,661

Mid Cap Growth Fund Initial Class
Sold	2,635,901	$34,261,340	2,780,661	$34,004,025
Issued as reinvestment of dividends	1,500,658	18,818,251	-	-
Redeemed	(3,933,400)	(51,094,474)	(4,491,896)	(55,921,742)

Net increase (decrease)	203,159	$1,985,117	(1,711,235)	$(21,917,717)

Mid Cap Growth Fund Service Class
Sold	413,025	$5,290,170	593,880	$7,304,954
Issued as reinvestment of dividends	123,359	1,530,879	-	-
Redeemed	(164,235)	(2,124,397)	(107,465)	(1,292,463)

Net increase (decrease)	372,149	$4,696,652	486,415	$6,012,491

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
Mid Cap Value Fund Initial Class
Sold	2,713,077	$29,448,878	4,519,649	$44,735,145
Issued as reinvestment of dividends	2,599,065	27,368,158	845,255	8,190,527
Redeemed	(5,987,540)	(64,711,832)	(5,443,603)	(56,323,813)

Net increase (decrease)	(675,398)	$(7,894,796)	(78,699)	$(3,398,141)

Mid Cap Value Fund Service Class
Sold	257,324	$2,771,129	424,579	$4,320,603
Issued as reinvestment of dividends	89,089	932,766	23,190	223,550
Redeemed	(157,318)	(1,689,009)	(96,187)	(952,515)

Net increase (decrease)	189,095	$2,014,886	351,582	$3,591,638

PIMCO Total Return Fund Class II
Sold	7,303,849	$76,908,792	11,707,541	$117,047,558
Issued as reinvestment of dividends	515,502	5,464,322	26,442	267,068
Redeemed	(1,853,083)	(19,605,711)	(2,770,352)	(27,993,624)

Net increase (decrease)	5,966,268	$62,767,403	8,963,631	$89,321,002

PIMCO Total Return Fund Service Class I**
Sold	582,570	$6,231,995
Issued as reinvestment of dividends	3,392	35,888
Redeemed	(54,854)	(588,204)

Net increase (decrease)	531,108	$5,679,679

Small Cap Growth Equity Fund Initial Class
Sold	1,156,458	$19,523,695	2,327,802	$36,752,778
Issued as reinvestment of dividends	1,650,316	26,329,349	635,838	9,981,321
Redeemed	(2,636,771)	(45,358,431)	(1,991,618)	(35,874,701)

Net increase (decrease)	170,003	$494,613	972,022	$10,859,398

Small Cap Growth Equity Fund Service Class
Sold	50,726	$858,613	94,343	$1,621,277
Issued as reinvestment of dividends	37,745	595,062	13,176	205,164
Redeemed	(47,663)	(804,678)	(38,030)	(668,879)

Net increase (decrease)	40,808	$648,997	69,489	$1,157,562

Small Company Value Fund Class II
Sold	722,798	$13,012,293	730,127	$12,256,881
Issued as reinvestment of dividends	164,027	2,875,384	88,561	1,420,523
Redeemed	(924,862)	(16,746,882)	(839,044)	(14,072,203)

Net increase (decrease)	(38,037)	$(859,205)	(20,356)	$(394,799)

Small Company Value Fund Service Class I
Sold	141,751	$2,490,797	122,387	$2,097,556
Issued as reinvestment of dividends	9,339	162,411	3,170	50,561
Redeemed	(47,409)	(839,658)	(39,122)	(650,833)

Net increase (decrease)	103,681	$1,813,550	86,435	$1,497,284

Small/Mid Cap Value Fund Initial Class
Sold	661,493	$6,151,513	2,266,753	$18,386,009
Issued as reinvestment of dividends	127,371	1,197,285	126,490	1,037,218
Redeemed	(4,164,313)	(38,927,712)	(2,942,206)	(26,736,761)

Net increase (decrease)	(3,375,449)	$(31,578,914)	(548,963)	$(7,313,534)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
Small/Mid Cap Value Fund Service Class
Sold	152,305	$1,411,804	243,770	$2,170,634
Issued as reinvestment of dividends	4,425	41,422	3,700	30,232
Redeemed	(120,770)	(1,133,655)	(105,479)	(910,339)

Net increase (decrease)	35,960	$319,571	141,991	$1,290,527

*	Fund commenced operations on December 8, 2011.
**	Service Class I shares commenced operations on May 1, 2012.

6.	Federal Income Tax Information

At December 31, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$248,784,239	$88,931,806	$(1,605,742)	$87,326,064
Equity Income Fund	436,926,103	95,851,337	(15,190,037)	80,661,300
Equity Index Fund	247,936,176	94,664,577	(25,319,392)	69,345,185
Focused Equity Fund	122,581,105	17,579,806	(2,967,758)	14,612,048
Foreign Fund	383,311,447	50,591,077	(45,330,583)	5,260,494
Fundamental Growth Fund	166,967,269	15,548,049	(2,006,552)	13,541,497
Fundamental Value Fund	163,769,324	26,347,063	(4,062,024)	22,285,039
Global Fund	118,525,904	37,509,062	(1,397,555)	36,111,507
Growth & Income Fund	104,333,499	25,045,171	(986,572)	24,058,599
Income & Growth Fund	158,865,505	25,472,743	(1,419,558)	24,053,185
Large Cap Growth Fund	182,082,424	26,026,154	(1,364,218)	24,661,936
Large Cap Value Fund	178,808,941	43,823,061	(7,106,787)	36,716,274
Mid Cap Growth Fund	293,007,173	84,227,934	(8,068,662)	76,159,272
Mid Cap Value Fund	433,628,113	28,385,105	(7,543,872)	20,841,233
PIMCO Total Return Fund	405,546,553	10,137,466	(1,016,485)	9,120,981
Small Cap Growth Equity Fund	257,848,150	37,135,849	(8,824,157)	28,311,692
Small Company Value Fund	89,473,006	37,106,888	(3,246,824)	33,860,064
Small/Mid Cap Value Fund	167,479,402	21,027,998	(6,509,916)	14,518,082

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Notes to Financial Statements (Continued)

At December 31, 2012, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018
Blue Chip Growth Fund	$575,550	$1,885,854	$-	$-
Equity Income Fund	-	-	25,391,998	-
Foreign Fund	-	-	20,915,928	4,482,917
Global Fund	-	-	6,981,967	-
Growth & Income Fund	-	29,067,985	33,125,485	-
Income & Growth Fund	-	-	4,856,903	-
Large Cap Value Fund	-	-	12,906,699	722,962
Small/Mid Cap Value Fund	-	-	24,198,611	-

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2012, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
Income & Growth Fund	$307,611	$-
Foreign Fund	5,827,275	-

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2013 post-October capital losses:

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$267,550	$-	$-
Equity Income Fund	10,514,968	-	-
Equity Index Fund	5,324,691	-	-
Focused Equity Fund	6,866,421	-	-
Foreign Fund	7,487,090	-	-
Fundamental Growth Fund	5,009,030	137,881	-
Fundamental Value Fund	2,877,839	-	-
Global Fund	1,396,159	-	-
Growth & Income Fund	1,593,429	-	-
Income & Growth Fund	1,866,225	-	-
Large Cap Growth Fund	123,758	-	-
Large Cap Value Fund	1,474,694	-	-
Mid Cap Growth Fund	-	20,349,130	-
Mid Cap Value Fund	7,386,198	20,914,726	-
PIMCO Total Return Fund	5,500,211	-	-
Small Cap Growth Equity Fund	4,751,604	22,172,806	-
Small Company Value Fund	12,933	3,024,862	-
Small/Mid Cap Value Fund	1,238,707	-	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$267,550	$-	$-
Equity Income Fund	10,514,968	-	-
Equity Index Fund	5,324,691	-	-
Focused Equity Fund	6,866,421	-	-
Foreign Fund	7,478,090	934,631	-
Fundamental Growth Fund	5,009,030	-	-
Fundamental Value Fund	2,877,839	-	-
Global Fund	1,396,159	-	-
Growth & Income Fund	1,593,429	-	-
Income & Growth Fund	1,866,225	-	-
Large Cap Growth Fund	123,758	-	-
Large Cap Value Fund	1,474,694	-	-
Mid Cap Growth Fund	-	20,349,130	-
Mid Cap Value Fund	7,386,198	20,914,726	-
PIMCO Total Return Fund	5,500,211	-	-
Small Cap Growth Equity Fund	4,751,604	22,172,806	-
Small Company Value Fund	12,933	3,024,862	-
Small/Mid Cap Value Fund	1,238,707	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2012:

Amount
Foreign Fund	$934,631
Global Fund	169,376

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2012, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$842,898	$31,444,098	$(50,702)	$87,327,626
Equity Income Fund	10,667,602	(25,391,998)	(94,206)	80,662,014
Equity Index Fund	6,256,331	1,132,489	(155,286)	69,345,185
Focused Equity Fund	2,096,881	-	(5,059)	14,612,048
Foreign Fund	7,875,581	(31,226,120)	(64,539)	5,302,318
Fundamental Growth Fund	-	186,839	(7,046)	13,541,497
Fundamental Value Fund	3,587,930	7,025,409	(11,366)	22,285,039
Global Fund	1,880,325	(6,981,967)	(16,730)	36,120,607

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Growth & Income Fund	$1,868,947	$(62,193,470)	$(41,552)	$24,058,632
Income & Growth Fund	3,965,038	(5,164,514)	(32,058)	24,053,118
Large Cap Growth Fund	978,432	12,270,465	(22,349)	24,661,936
Large Cap Value Fund	3,041,261	(13,629,661)	(71,766)	36,721,811
Mid Cap Growth Fund	2,670,349	23,351,247	(64,235)	76,159,274
Mid Cap Value Fund	22,360,135	5,356,151	(83,826)	20,841,007
PIMCO Total Return Fund	10,551,148	342,685	(7,909)	9,317,954
Small Cap Growth Equity Fund	-	16,601,835	(67,165)	28,311,528
Small Company Value Fund	1,577,715	3,503,970	(11,860)	33,860,064
Small/Mid Cap Value Fund	1,374,422	(24,198,611)	(41,668)	14,518,082

During the year ended December 31, 2012, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blue Chip Growth Fund	$1,529	$41,583	$(43,112)
Equity Income Fund	2,967	128,821	(131,788)
Equity Index Fund	5,519	83,953	(89,472)
Focused Equity Fund	39	(4,127)	4,088
Foreign Fund	2,044	161,511	(163,555)
Fundamental Growth Fund	53	595	(648)
Fundamental Value Fund	220	25,270	(25,490)
Global Fund	472	33,832	(34,304)
Growth & Income Fund	1,419	120,719	(122,138)
Income & Growth Fund	1,016	23,781	(24,797)
Large Cap Growth Fund	605	19,734	(20,339)
Large Cap Value Fund	2,464	(80,741)	78,277
Mid Cap Growth Fund	(72,451)	(170,424)	242,875
Mid Cap Value Fund	2,232	444,309	(446,541)
PIMCO Total Return Fund	281	(2,475,909)	2,475,628
Small Cap Growth Equity Fund	(377,637)	(621,335)	998,972
Small Company Value Fund	318	(69,274)	68,956
Small/Mid Cap Value Fund	1,368	256	(1,624)

The Funds did not have any unrecognized tax benefits at December 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2012, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into

Notes to Financial Statements (Continued)

contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Equity Income Fund and Equity Index Fund, plus interest and the Official Committee’s court costs, are approximately $4,562,800 and $207,706, respectively.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2012, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Large Cap Value Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML PIMCO Total Return Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, and MML Small/Mid Cap Value Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2013

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2012; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 70	Chairman Trustee	Since 2010 Since 1999	Retired.	91	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 64	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	91	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 54	Trustee	Since 2012	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	91	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 58	Trustee	Since 2012	Retired.	91	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 66	Trustee	Since 2003	Retired.	91	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 70	Trustee	Since 1996	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 61	Trustee	Since 2012	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	91	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 60	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	93^^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 67	Trustee	Since 2003	Retired.	93^^	Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 57	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President, and CEO (since 2012), MassMutual International LLC.	91	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 50	President	Since 2007	Vice President (since 2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	36

Michael C. Eldredge Age: 48	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	91

Andrew M. Goldberg Age: 46	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	91

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 47	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	91

Philip S. Wellman Age: 48	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	91

Eric H. Wietsma Age: 46	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	91

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2012, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blue Chip Growth Fund	100.00%
Equity Income Fund	100.00%
Equity Index Fund	100.00%
Focused Equity Fund	20.44%
Fundamental Growth Fund	56.00%
Fundamental Value Fund	100.00%
Global Fund	53.11%
Growth & Income Fund	100.00%
Income & Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Value Fund	100.00%
Small Cap Growth Equity Fund	100.00%
Small/Mid Cap Value Fund	100.00%

For the year ended December 31, 2012, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
Foreign Fund	$12,297,428
Global Fund	1,883,536

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2012, the Trustees, including the Independent Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved amendments to the subadvisory agreements with Davis Selected Advisers, L.P. (“Davis”) for the Large Cap Value Fund, and Waddell & Reed Investment Management Company (“Waddell & Reed”) for the Small Cap Growth Equity Fund (the “Amendments”). Under the Amendments, the investment subadvisory fees paid to Davis and Waddell and Reed, respectively, would be slightly reduced. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Amendments (the “August Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the Amendments, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts.

In approving the Amendments, the Trustees discussed with MassMutual and considered the fees payable to Davis and Waddell & Reed, respectively, by MassMutual and the effect of such fees on the profitability of MassMutual. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered. The Trustees concluded that MassMutual’s level of profitability from its relationship to the Large Cap Value Fund and the Small Cap Growth Equity Fund was not excessive and that the subadvisory fee amounts under the amended Subadvisory Agreements with Davis and Waddell & Reed, respectively, were fair and reasonable.

The Amendments became effective September 1, 2012.

At their meeting in November 2012, the Trustees, including the Independent Trustees, approved a renegotiated subadvisory agreement with Templeton Investment Counsel, LLC (“Templeton”) for the Foreign Fund, which is based on the new form of subadvisory agreement previously presented to the Trustees (“Renegotiated Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Renegotiated Subadvisory Agreement (the “November Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the Renegotiated Subadvisory Agreement, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) Templeton and its personnel with responsibilities for providing services to the Foreign Fund; (ii) the terms of the Renegotiated Subadvisory Agreement; and (iii) the scope and quality of services that Templeton will provide under the Renegotiated Subadvisory Agreement.

Other Information (Unaudited) (Continued)

Prior to the votes being taken to approve the Renegotiated Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Renegotiated Subadvisory Agreement; and (ii) the terms of the Renegotiated Subadvisory Agreement are fair and reasonable with respect to Foreign Fund and are in the best interest of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Renegotiated Subadvisory Agreement.

The Renegotiated Subadvisory Agreement became effective on December 3, 2012.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2012:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.79%	$1,054.70	$4.10	$1,021.30	$4.04
Service Class	1,000	1.04%	1,052.70	5.40	1,020.00	5.31
Equity Income Fund
Initial Class	1,000	0.78%	1,082.60	4.11	1,021.30	3.98
Service Class	1,000	1.03%	1,083.10	5.42	1,020.10	5.26
Equity Index Fund
Class I	1,000	0.45%	1,057.30	2.34	1,023.00	2.30
Class II	1,000	0.29%	1,058.20	1.51	1,023.80	1.48
Class III	1,000	0.15%	1,059.10	0.78	1,024.50	0.77
Service Class I	1,000	0.69%	1,056.20	3.59	1,021.80	3.53
Focused Equity Fund
Class II	1,000	0.90%	1,119.10	4.82	1,020.70	4.60
Service Class I	1,000	1.15%	1,118.50	6.16	1,019.50	5.87

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Foreign Fund
Initial Class	$1,000	0.96%	$1,167.70	$5.26	$1,020.40	$4.90
Service Class	1,000	1.21%	1,165.80	6.62	1,019.20	6.17
Fundamental Growth Fund
Class II	1,000	0.85%	1,029.00	4.36	1,021.00	4.34
Service Class I	1,000	1.10%	1,026.80	5.63	1,019.70	5.61
Fundamental Value Fund
Class II	1,000	0.80%	1,075.20	4.20	1,021.20	4.09
Service Class I	1,000	1.05%	1,073.50	5.50	1,020.00	5.36
Global Fund
Class I	1,000	0.90%	1,140.20	4.87	1,020.70	4.60
Class II	1,000	0.80%	1,141.00	4.33	1,021.20	4.09
Service Class I	1,000	1.15%	1,138.20	6.21	1,019.50	5.87
Growth & Income Fund
Initial Class	1,000	0.57%	1,096.80	3.02	1,022.40	2.91
Service Class	1,000	0.82%	1,096.10	4.34	1,021.10	4.19
Income & Growth Fund
Initial Class	1,000	0.71%	1,049.70	3.68	1,021.70	3.63
Service Class	1,000	0.96%	1,049.50	4.97	1,020.40	4.90
Large Cap Growth Fund
Initial Class	1,000	0.70%	1,050.30	3.63	1,021.70	3.58
Service Class	1,000	0.95%	1,049.10	4.92	1,020.50	4.85
Large Cap Value Fund
Initial Class	1,000	0.83%	1,059.50	4.32	1,021.10	4.24
Service Class	1,000	1.08%	1,057.70	5.62	1,019.80	5.51
Mid Cap Growth Fund
Initial Class	1,000	0.81%	1,057.30	4.21	1,021.20	4.14
Service Class	1,000	1.06%	1,055.40	5.51	1,019.90	5.41
Mid Cap Value Fund
Initial Class	1,000	0.88%	1,086.90	4.64	1,020.80	4.49
Service Class	1,000	1.13%	1,085.40	5.96	1,019.60	5.77
PIMCO Total Return Fund
Class II	1,000	0.65%	1,042.00	3.35	1,022.00	3.32
Service Class I	1,000	0.90%	1,040.50	4.64	1,020.70	4.60
Small Cap Growth Equity Fund
Initial Class	1,000	1.11%	1,047.90	5.75	1,019.70	5.67
Service Class	1,000	1.36%	1,046.50	7.03	1,018.40	6.94
Small Company Value Fund
Class II	1,000	1.15%	1,098.50	6.10	1,019.50	5.87
Service Class I	1,000	1.40%	1,097.40	7.42	1,018.20	7.14
Small/Mid Cap Value Fund
Initial Class	1,000	0.80%	1,111.00	4.27	1,021.20	4.09
Service Class	1,000	1.05%	1,109.20	5.60	1,020.00	5.36

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

©2013 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.	L4540a 113 CRN201309-162849

MML Series Investment Fund
Annual Report

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

MML American Funds® Core Allocation Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2012

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

MML SERIES INVESTMENT FUND

Supplement dated March 1, 2013 to the

Annual Report dated December 31, 2012

        This supplement provides updated information beyond that contained in the Annual Report. It should be retained and read in conjunction with the Annual Report.

        The following information replaces similar information for the Aggressive Allocation Fund, American Funds Growth Fund, American Funds International Fund, and American Funds Core Allocation Fund found on page 56 under the heading Expense Caps and Waivers in the section titled Notes to Financial Statements.

	Initial Class	Service Class	Service Class I
Aggressive Allocation Fund*	0.20%	0.45%	None
American Funds Growth Fund*	None	None	0.70%
American Funds International Fund*	None	None	0.70%
American Funds Core Allocation Fund*	None	None	0.75%

#	Master/Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2013. Interest expense and short sale dividend and loan expense were not excluded from the caps prior to May 1, 2012.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate.”

December 31, 2012

Retirement investors face ongoing market volatility

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2012. Navigating an environment that included both continued global economic malaise and positive signs for the future, investors drove most major equity markets worldwide to strong advances for the period, despite the volatility and weak stock performance that characterized both the second and fourth quarters of 2012.

The willingness of some central bankers and country leaders to take bold steps to help resolve ongoing problems in both Europe and the U.S. encouraged investors for much of the year. Other reasons for optimism that emerged over the course of 2012 included signs of a strengthening U.S. housing market, positive earnings reports from companies in numerous industries, and improvements in U.S. employment statistics and gross domestic product (GDP) figures.

As 2012 wound down, investors watched and reacted to news surrounding the November U.S. elections and the countdown to the so-called fiscal cliff, a combination of tax hikes and spending cuts set to take effect early in 2013 unless Congress could agree on an alternate plan. Market volatility increased as the year-end fiscal cliff deadline approached, but news about a possible agreement on the last day of the year helped stocks finish 2012 with a rally, and a signed bill addressing many tax issues was in place by the end of the first trading day of 2013.

Investing guidelines for retirement investors

MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate. Keeping certain investing guidelines in mind (such as those below) can help you maintain your long-term perspective.

Time may be your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can weather a bear market have the potential to be rewarded by amassing larger positions at more favorable prices (relative to those who do not continue to invest during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.*

Who Matters Most to You Says the Most About You.SM

At MassMutual, our customers matter most to us, which is why one of our primary goals is to give retirement investors tools they can use to help them achieve their long-term financial goals. You may want to take this opportunity to make an appointment with your financial professional, so you can evaluate your current retirement-planning strategy and determine whether or not you need to fine-tune the plan – based on your long-term investment objectives, time frame, and risk tolerance. We know how important your financial future is to you, so we thank you for putting your trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2012

Stock markets climb despite ongoing uncertainty

In 2012, optimistic investors overcame concerns about the sovereign debt crisis in Europe, slow growth in China, and an improving, but still unsteady, economy here at home to drive stock markets across the globe to solid advances. Investors also contended with game-changing questions in 2012, including who would win the U.S. Presidential and key congressional races and whether or not the uncertainty over the impending “fiscal cliff” would be resolved. (“Fiscal cliff” is the adopted term for a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) The U.S. Federal Reserve (the “Fed”) and other central banks from around the world helped calm occasionally jittery markets by implementing actions intended to stimulate their respective economies, and key interest rates continued to remain near historical lows. Additionally, U.S. manufacturing, employment, gross domestic product (“GDP”), and housing statistics told a story of an economy unsure of its strength at times, but still indicated continued improvement overall for the year.

The price of oil gyrated up and down throughout much of 2012, going from around $103 per barrel in early January, to a low of nearly $78 in late June, before closing the year at $92. Gasoline prices mainly moved in a similar fashion, with consumers getting some relief at the pumps during the early summer of 2012 in between bouts with much higher prices overall – and prices that once again began to escalate as 2013 approached. Gold started the period at around $1,616 per ounce and fluctuated over the 12 months, peaking at $1,781 on October 5. The price of the precious metal ended the year at $1,675.

The Fed continued to keep interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25% – the level the rate has occupied since December 2008 – in an ongoing attempt to stimulate the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The central bank confirmed its commitment to keeping interest rates low, stating in its Federal Open Market Committee meeting notes in April 2012 that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced its extension of Operation Twist (the stimulus program under which the Fed has been aiming to boost economic growth by causing long-term interest rates to decline by selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms) through the end of 2012. In September, Chairman Ben Bernanke announced the Fed’s decision to launch a third round of quantitative easing, or QE3, which involves the central bank’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.

Market performance

Equities rewarded investors for the year ended December 31, 2012, with foreign stocks outpacing most U.S. counterparts. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, advanced 18.22%, and the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, gained 17.32% for the year. Technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) was the leader among domestic broad-market indexes and rose an impressive 17.45%. The small-cap Russell 2000® Index and large-cap S&P 500® Index (the “S&P 500”) picked up 16.35% and 16.00%, respectively. The blue-chip Dow Jones Industrial AverageSM (the “Dow”) lagged other U.S. stock indexes, but still posted a double-digit advance, rising 10.24%.

Bonds generally underperformed equities by a wide margin during the 12 months. One exception was the Barclays U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.81%, as investors sought higher returns relative to other bonds. Conversely, the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained only 4.21%. The environment of low interest rates continued to take its toll, with shorter-term debt investments struggling to stay in positive territory. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.51%; and Treasury bills advanced only slightly, as measured by the Citigroup 3-Month Treasury Bill Index, which gained a mere 0.07%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

First quarter: Stocks outperform bonds to start the year

U.S. and foreign stocks rose solidly in the first quarter of 2012, with share prices grounding out steady gains punctuated by brief and shallow corrections. Bonds underperformed stocks across the board. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) By the end of the month, however, yields had retraced about half of their advance.

The Commerce Department reported in the first quarter that private-sector spending and private investment helped boost the U.S. economy to a 2.8% annualized expansion in the fourth quarter of 2011. The economy typically expands by more than 3% annually during an economic recovery, which is the pace that economists consider necessary to bring down unemployment. Housing had its ups and downs: In January 2012, the Commerce Department reported that sales of new homes had unexpectedly dropped in the previous month. In February 2012, however, reports indicated that big price reductions in the U.S. real estate market had given a lift to existing home sales, which rose 4.3% in January.

In Europe, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria in January on concerns over high debt levels and those countries’ significant need to refinance debt in 2013. Greece’s fiscal situation brightened in March, as significant progress in that country’s negotiations with its private-sector creditors cleared the way for a second €130 billion bailout for the debt-strapped nation from the European Union (“EU”) and the International Monetary Fund. Also in March, Chinese Premier Wen Jiabao cut the country’s 2012 target growth rate to 7.5% – China’s lowest growth target in eight years.

Second quarter: bonds outpace stocks as worries over Europe re-emerge

The U.S. stock market had a challenging second quarter in 2012, with all widely followed market indexes suffering single-digit losses. The European debt crisis, which had receded as a major source of concern for investors in the first quarter, worsened once again. Consequently, foreign stocks trailed their U.S. counterparts. On the positive side, equities trimmed their losses from their early June lows and jumped about 2% on the final day of the quarter on news of a “breakthrough” deal at the two-day summit of EU leaders. In the bond market, the yield of U.S. Treasury securities plummeted and prices soared amid investors’ decreasing appetite for risk. At quarter-end, the yield of the bellwether 10-year Treasury note stood near its all-time low. Longer-dated Treasuries were standout performers, while TIPS (Treasury Inflation-Protected Securities) also did well. Within the corporate sector, investment-grade bonds generally fared better than high-yield debt. Employment trends downshifted during April, and payroll growth slowed in the second quarter. Corporate earnings were mainly positive, but manufacturing was down.

Prices on Spanish and Italian debt fell during the second quarter, after rallying earlier in the year in response to the European Central Bank’s (“ECB”) Long-Term Refinancing Operations lending facility. Spanish and Italian banks were reported to have tapped a direct lending line from the ECB. In addition, concern began building around the prospect of Greece leaving the euro zone. Later in the quarter, there was a positive reaction to the election of a pro-austerity government in Greece. Here in the U.S., the Supreme Court voted 5 to 4 in June to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

Third quarter: Stocks on top; central banks come to the rescue

Popular stock indexes in the U.S. posted solid gains in the third quarter of 2012, as some of the globe’s most powerful central bankers decided it was time to take action once again. In July, ECB President Mario Draghi stated he would do “whatever it takes” to preserve the euro, and the ECB supported that statement with a new bond-buying program in September. About a week later, Fed Chairman Ben Bernanke announced the launch of QE3. Around the same time, the Bank of Japan followed suit, announcing plans to ramp up its bond-buying program. Foreign equity markets modestly outperformed their domestic counterparts for the quarter, primarily due to a weaker U.S. dollar.

Bonds trailed equities in the third quarter of 2012, as Treasury yields fluctuated, but finished September with minimal change. Conversely, corporate bonds, including high-yield debt, did well, but lost some momentum late in the quarter. Manufacturing showed some expansion as the quarter came to an end, but export orders remained under pressure, reflecting mainly weak global markets. Continued improvement in the unemployment rate as the period ended seemed at odds with data about jobless claims. Housing finished the quarter strongly.

4

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Fourth quarter: Stocks mixed; U.S. re-elects President Obama

U.S. stocks turned in a mixed performance for the fourth quarter of 2012, with the most widely followed indexes (the S&P 500, the NASDAQ, and the Dow) declining while small- and mid-cap stock benchmarks advanced. Foreign stocks from developed and emerging markets rose solidly. Bonds were mainly flat, with the exception of high-yield issues, which outperformed most U.S. stock indexes. There was considerable volatility during the period. Stocks declined immediately after the November elections – which included the re-election of President Obama along with Republicans and Democrats maintaining their majorities in the House and Senate, respectively – but negative sentiment persisted for only a brief time, as the market recovered much of its loss by the end of the month. In December, share prices advanced irregularly for much of the month before falling back later on investor concerns that time was running out for lawmakers to reach an agreement to avoid the approaching fiscal cliff. The final day of the year saw all of the major stock indexes turn in healthy advances amid rumors of an impending agreement. In a last-ditch effort, legislators finally struck a deal on New Year’s Day that addresses many tax issues but leaves other questions unresolved.

The November jobs report, released in the first week of December, was surprisingly positive – at least at the headline level. The unemployment rate declined to 7.7% from 7.9% due to lower job market participation, and many more jobs were created than had been forecasted. Third-quarter U.S. GDP, a measure of all final goods and services produced in the nation, underwent an upward revision in December – from 2.7% to 3.1% – and both figures were considerable improvements over the 1.3% rate of expansion posted in the second quarter of 2012. The fourth quarter brought signs of stabilization in the economies of key emerging markets such as China, which had been experiencing slowing economic growth for most of the year. In contrast, much of Europe remained in a recession along with Japan as the year drew to a close.

As 2013 got underway, investors had plenty to occupy their attention, including ongoing economic concerns in Europe and the Far East as well as the still-unresolved aspects of the fiscal cliff here at home. The U.S. will hog the spotlight in the near future as key battles remain in Washington, such as those that focus on the debt ceiling, upcoming spending cuts, and tax and entitlement reform, which many see as key to long-term federal deficit reduction and economic strength. We expect investors will pay attention to these developments and numerous others, as they search for indications about what may lie ahead for the world’s financial markets.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MML Allocation Fund Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Each Fund invests in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund and MML Series Investment Fund II (which are advised by Massachusetts Mutual Life Insurance Company (MassMutual)), OppenheimerFunds (which are advised by OppenheimerFunds, Inc. (OFI), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Series’ investment adviser is MassMutual.

Through their investment in Underlying Funds, the Funds may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high-yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	MML Conservative Allocation Fund: Approximately 40% in equity funds and 60% in fixed income funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 50% in equity funds and 50% in fixed income funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 60% in equity funds and 40% in fixed income funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 75% in equity funds and 25% in fixed income funds, including money market funds.

•	MML Aggressive Allocation Fund: Approximately 90% in equity funds and 10% in fixed income funds, including money market funds.

6

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended December 31, 2012?

The return of each Fund’s Initial Class shares is shown below. Also shown are the returns of each Fund’s Custom Index (defined below); the Russell 3000® Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on market capitalization; the Morgan Stanley Capital International All Country World Index (MSCI® ACWI) ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States; and the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

	Fund’s Initial Class Return	Custom Index Return	Russell 3000 Index Return	MSCI ACWI ex-U.S. Return	Barclays U.S. Aggregate Bond Index Return
MML Conservative Allocation Fund	11.40%	9.27%	16.42%	16.83%	4.21%*

MML Balanced Allocation Fund	12.40%	10.52%	16.42%*	16.83%	4.21%

MML Moderate Allocation Fund	13.17%	11.76%	16.42%*	16.83%	4.21%

MML Growth Allocation Fund	14.49%	13.62%	16.42%*	16.83%	4.21%

MML Aggressive Allocation Fund	15.73%	15.46%	16.42%*	16.83%	4.21%

* Benchmark return

Each of the MML Allocation Series Funds outperformed its respective Custom Index for the full year – and all five Funds (each of which has a stock component) also outpaced the Barclays U.S. Aggregate Bond Index. Conversely, all of the Series Funds underperformed both the Russell 3000 Index and the MSCI ACWI ex-U.S.

MML Allocation Fund Series Custom Indexes

•	The Custom MML Conservative Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. The weightings of each index are 60%, 30%, and 10%, respectively.

•	The Custom MML Balanced Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.

•	The Custom MML Moderate Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. The weightings of each index are 40%, 45%, and 15%, respectively.

•	The Custom MML Growth Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.

•	The Custom MML Aggressive Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

7

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The Series had a strong year overall by diversifying across asset classes and managers. From an allocation perspective, positions in fixed-income Underlying Funds that focused their objectives outside of the Barclays U.S. Aggregate Bond Index proved beneficial – and served to be a key performance driver for 2012. For example, during the year the Series Funds realized strong returns from the high-yield segment of the fixed-income market through their investment in MML High Yield Fund, which outperformed its own high-yield bond benchmark to amplify the positive impact of the Series Funds’ high-yield investment. Secondarily, positions in multi-sector fixed-income funds, such as Oppenheimer Global Securities Fund, which includes international bonds and corporate high-yield bonds, significantly outperformed the Barclays U.S. Aggregate Bond Index. Lastly, the Series Funds’ investments in MML Inflation-Protected and Income Fund also contributed to the Series Funds’ overall performance, as U.S. Treasury inflation-protected securities (TIPS) outperformed domestic investment-grade bonds.

With respect to the Series Funds’ equity investments, allocations to international equities were an important driver in the second half of 2012, after a difficult first half. For the year, international equities, as represented by the MSCI EAFE® Index, outperformed the S&P 500® Index. The Series Funds maintained significant exposure to international equities throughout 2012, a move that proved beneficial during the year. From a market-capitalization perspective, positioning in large-cap equities over small caps proved to be a slight detractor from performance, as the S&P 500 Index modestly trailed the small-cap Russell 2000® Index for the year. From an investment style perspective, the Series Funds’ overweight positioning in value stocks, relative to growth stocks, benefited performance, as the Russell 1000® Value Index outperformed the Russell 1000 Growth Index for the year.

Reviewing the Underlying Fund positions in the Series, 2012 marked the addition of two funds. The first was MML Focused Equity Fund, a large-cap fund with a concentrated value orientation, which had strong relative and absolute performance in 2012 and has the potential to be a key performance driver across the Series. The second new fund, MML Fundamental Growth Fund, became part of a diversifying strategy in the Series’ important large-cap growth component. MML Blue Chip Growth Fund and MML Large Cap Growth Fund helped drive solid performance in the challenging large-cap growth category. The addition of MML Fundamental Growth Fund will further diversify the category and allow for potentially greater allocations to the Series’ large growth segment as we move into 2013.

Investment adviser outlook

We expect 2013 to be a more difficult year for the markets, with tougher year-over-year comparisons for equities, fiscal drag from changes to payroll taxes hampering the consumer (particularly the return of the 6.2% FICA contribution rate for employees from the temporarily reduced 4.2% level), and price/earnings ratios fairly consistent with historical averages. During 2013, we plan to seek to gain greater exposure for the Series in Underlying Funds focused on international equities and growth stocks on an opportunistic basis. With respect to the Series Funds’ fixed-income investments, we remain diligent and have positioned the Underlying Funds’ exposure to help cushion the impact of any unexpected upticks in interest rates and the potential downside of currently high valuations of riskier bonds.

8

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/12

Fixed Income Funds	60.7%
Equity Funds	39.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	59.7%
Fixed Income Funds	40.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/12

Fixed Income Funds	51.0%
Equity Funds	49.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	74.8%
Fixed Income Funds	25.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	90.2%
Fixed Income Funds	9.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex-U.S., and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 8/31/07 - 12/31/12
Initial Class	11.40%	4.54%	4.85%
Barclays U.S. Aggregate Bond Index*	4.21%	5.95%	6.26%
Russell 3000 Index	16.42%	2.04%	2.17%
MSCI ACWI ex-U.S.	16.83%	-3.43%	-2.22%
Custom MML Conservative Allocation Index	9.27%	4.79%	5.05%+

Hypothetical Investments in MML Conservative Allocation Fund Service Class, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex-U.S., and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	11.15%	5.71%
Barclays U.S. Aggregate Bond Index*	4.21%	6.53%
Russell 3000 Index	16.42%	4.75%
MSCI ACWI ex-U.S.	16.83%	1.01%
Custom MML Conservative Allocation Index	9.27%	6.44%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex-U.S., and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 8/31/07 - 12/31/12
Initial Class	12.40%	3.69%	4.02%
Russell 3000 Index*	16.42%	2.04%	2.17%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	6.26%
MSCI ACWI ex-U.S.	16.83%	-3.43%	-2.22%
Custom MML Balanced Allocation Index	10.52%	4.33%	4.57%+

Hypothetical Investments in MML Balanced Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	12.12%	5.16%
Russell 3000 Index*	16.42%	4.75%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%
MSCI ACWI ex-U.S.	16.83%	1.01%
Custom MML Balanced Allocation Index	10.52%	6.25%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 8/31/07 - 12/31/12
Initial Class	13.17%	3.38%	3.67%
Russell 3000 Index*	16.42%	2.04%	2.17%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	6.26%
MSCI ACWI ex-U.S.	16.83%	-3.43%	-2.22%
Custom MML Moderate Allocation Index	11.76%	3.79%	4.03%+

Hypothetical Investments in MML Moderate Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	12.82%	5.07%
Russell 3000 Index*	16.42%	4.75%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%
MSCI ACWI ex-U.S.	16.83%	1.01%
Custom MML Moderate Allocation Index	11.76%	5.99%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 8/31/07 - 12/31/12
Initial Class	14.49%	2.45%	2.76%
Russell 3000 Index*	16.42%	2.04%	2.17%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	6.26%
MSCI ACWI ex-U.S.	16.83%	-3.43%	-2.22%
Custom MML Growth Allocation Index	13.62%	2.86%	3.09%+

Hypothetical Investments in MML Growth Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	14.28%	4.59%
Russell 3000 Index*	16.42%	4.75%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%
MSCI ACWI ex-U.S.	16.83%	1.01%
Custom MML Growth Allocation Index	13.62%	5.45%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 8/31/07 - 12/31/12
Initial Class	15.73%	1.70%	2.00%
Russell 3000 Index*	16.42%	2.04%	2.17%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	6.26%
MSCI ACWI ex-U.S.	16.83%	-3.43%	-2.22%
Custom MML Aggressive Allocation Index	15.46%	1.75%	1.99%+

Hypothetical Investments in MML Aggressive Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	15.35%	4.17%
Russell 3000 Index*	16.42%	4.75%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%
MSCI ACWI ex-U.S.	16.83%	1.01%
Custom MML Aggressive Allocation Index	15.46%	4.72%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with long-term capital growth through a “master feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the Master Growth Fund focuses on investments in medium- to large-capitalization companies, the Master Growth Fund’s investments are not limited to a particular capitalization size. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund returned 17.41%, outperforming the 16.00% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also outpaced the 15.26% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark primarily due to strong stock selection. Our stock holdings choices within health care and technology proved to be the greatest driver of the Fund’s returns for the 2012. Within the health care sector, biotechnology stocks in particular outperformed, as Fund holdings Regeneron Pharmaceuticals, Grifolf (based in Spain), and Gilead Sciences were three strong drivers of performance. In the technology sector, Fund holding Apple was the clear standout among the Fund’s technology stocks. We did, however, significantly reduce the Fund’s exposure to this consumer electronics giant throughout the second half of the year. Also within the technology sector, the Fund’s lack of exposure to semiconductor chip manufacturer Intel proved beneficial, as the company experienced a challenging year due to declining sales of personal computers. Finally, the Fund’s greater-than-benchmark exposure to the consumer discretionary sector, which represented the largest overweight position within the Fund for the year, helped performance, as the consumer discretionary sector performed well during the 12-month period.

During 2012, the Fund faced some challenges. The greatest detractor from performance was the Fund’s cash position, which averaged 8% of its assets. While this was a normal allocation for the Fund, it nevertheless hampered performance in 2012’s mostly strong equity market environment. Also providing a drag on performance was stock selection in the materials sector. Mining companies detracted the most, with the laggards including Fund holdings Barrick Gold (a Canadian metals and mining company that is not a member of the S&P 500 Index); Newmont Mining, one of the world’s largest producers of gold; and Potash, a producer of fertilizer, industrial, and animal feed products. This Canadian company is another of the Fund’s out-of-benchmark holdings. In the energy sector, our stock selection proved challenging, as Concho Resources – an oil, gas, and consumable fuel company not represented in the S&P 500 Index – lost 14%.

Although sector positioning was strong overall, the Fund’s slightly overweight position in the energy sector, relative to the benchmark, detracted slightly from performance, as this sector lagged the overall market for the year. In addition, the Fund’s overweight allocation to the materials sector hampered Fund returns somewhat, as this was also an underperforming sector in 2012.

During the year, the Fund held an approximate 20% allocation to non-U.S. equities. In general, the Fund’s positioning from a country standpoint (outside of the U.S.) was positive – particularly with respect to Spain and India – but the Fund’s allocations to certain countries, such as Canada, detracted, although the Fund’s exposure to the strong-performing Canadian dollar contributed to performance for the year.

15

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Capital Research’s outlook

With macro-economic risks in Europe declining, the U.S. and China putting political transitions behind them, and corporate managements getting better clarity on fiscal and tax policies, we believe that 2013 will be a year of investing selectively. As macro-economic risks become less pronounced and correlations among stocks and bonds are declining, we see a more helpful environment for active managers.

As fundamentally based active managers, we invest in companies as opposed to markets. Despite the expectations for global economic growth to remain sluggish in 2013, corporations overall remain in great financial health, with solid balance sheets and lean cost structures. Our managers and analysts are finding attractive investment opportunities in companies across sectors, particularly in biotechnology, the shale-gas boom, cloud computing, and products and services oriented toward consumer demand from rapidly growing developing economies. Additionally, with investors eager for income in a low interest rate environment, cash-flow-rich companies that pay and increase dividends will remain attractive.

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

16

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class I	17.41%	3.59%
S&P 500 Index*	16.00%	4.59%
Russell 1000 Growth Index	15.26%	5.72%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML American Funds International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies located outside the United States, including in emerging and developing countries, that Capital Research believes have the potential for growth. Although the Master International Fund focuses on investments in medium- to large-capitalization companies, the Master International Fund’s investments are not limited to a particular capitalization size. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund returned 17.38%, outperforming the 16.83% return of Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex-U.S. (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund also outpaced the 17.32% return of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE®) Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark in 2012, largely due to favorable stock selection. The strongest-performing Fund holdings came from the industrials sector and included French professional services company Bureau Veritas, Swedish building products company Assa Abloy, and Irish airline Ryanair Holdings. Other Fund holdings that were standouts in this sector included French electrical equipment company LeGrand, German airline Deutsche Lufthansa, and French electric equipment company Schneider Electric.

The Fund’s underweight position in the materials sector, relative to the benchmark, helped drive performance, as this sector lagged the broader market. Stock selection within materials was also strong – particularly with respect to stocks that the Fund didn’t own, such as metals/mining company Barrick Gold, and U.K.-based Anglo American, a diversified mining company that focuses on platinum, diamonds, copper, nickel, and iron ore. In the telecommunications sector, Fund holding Hellenic Telecommunications – a Greek diversified telecommunications company that offers broadband Internet and other related services – had a strong year. Additionally, the Fund’s underweight stake in Vodafone, a U.K.-based wireless provider that faced severe fines and penalties in both Europe and Asia, helped performance, as did the Fund’s avoidance of Telefonica, a weak-performing Spanish diversified telecommunications provider. Fund holding MTN Group Ltd., a South Africa-based multinational mobile telecommunications company, also did well. The Fund’s underweight allocation to energy was a strong positive, and we increased the Fund’s position in this sector over the course of the year. Finally, from a country attribution perspective, the Fund’s allocation to Germany was the biggest contributor to performance, as German markets in general had a strong year. The Fund’s stock selection in Germany also proved beneficial. Stock selection in Korea was also favorable, as Samsung Electronics was a top-performing Fund holding for the year. Conversely, the Fund’s overweight position in Korea hurt, as that market lagged the benchmark – but the Fund’s exposure to that country’s currency helped boost overall performance.

Top detractors for the Fund in 2012 included an underweight stake and less-than-favorable stock selection in the strong-performing financials sector. Here, it was a matter of which stocks the Fund either didn’t own or didn’t own enough of. Stocks in one or the other category included Australian commercial banks Australia & New Zealand Banking Group, Commonwealth Bank of Australia, and Westpac Banking Corp. Other strong performers that the Fund didn’t own that did well included German insurer Allianz and U.K.-based commercial bank Lloyd’s Banking Group. Ultimately, we decreased the Fund’s allocation to the financials sector as the year progressed – a move that ultimately hurt the Fund’s performance. The Fund’s 7% cash position, a lower-than-average allocation, also was a drag on absolute performance results in 2012’s mostly strong equity market environment. Stock selection in the strong-performing consumer discretionary sector also hindered the Fund’s full-year results.

18

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

Consumer discretionary holdings that were the top detractors included Japanese companies Internet and catalog retailer Rakuten and specialty retailer Yamada Denki Company. Not owning Japanese auto manufacturer Toyota also detracted from performance. Korean and Indonesian automobile stocks that the Fund did own were also detractors and included Kia and Hyundai (both Korean), as well as Astra International (Indonesian). From a country allocation standpoint, the Fund’s only position in Israel, Teva Pharmaceuticals, hampered performance. Finally, stock selection in China also proved challenging, as NetEase, the largest Internet provider in China, had a tough year. During the year, we reduced the Fund’s weighting in China slightly, but maintained the country’s overweight position as 2012 came to a close.

Capital Research’s outlook

With macro-economic risks in Europe declining, the U.S. and China putting political transitions behind them, and corporate managements getting better clarity on fiscal and tax policies, we believe that 2013 will be a year of investing selectively. As macro-economic risks become less pronounced and correlations among stocks and bonds are declining, we see a more helpful environment for active managers.

As fundamentally based active managers, we invest in companies as opposed to markets. Despite the expectations for global economic growth to remain sluggish in 2013, corporations overall remain in great financial health, with solid balance sheets and lean cost structures. Our managers and analysts are finding attractive investment opportunities in companies across sectors, particularly in biotechnology, the shale-gas boom, cloud computing, and products and services oriented toward consumer demand from rapidly growing developing economies. Additionally, with investors eager for income in a low interest rate environment, cash-flow-rich companies that pay and increase dividends will remain attractive.

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	100.2%

Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

19

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI ACWI ex-U.S., and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class I	17.38%	1.34%
MSCI ACWI ex-U.S.*	16.83%	1.01%
MSCI EAFE Index	17.32%	0.11%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex-U.S. and the MSCI EAFE Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series® (the “Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. As of the date of this report, it is expected that the Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser invests the Fund’s assets in a combination of domestic and international Underlying Funds. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund returned 11.70%, trailing the 16.00% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also underperformed the 16.83% return of the Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund outperformed the 4.21% return of the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. Finally, the Fund’s 11.70% return underperformed the 12.04% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Barclays U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex-U.S. (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

With respect to the American Funds Insurance Series – Bond Fund (the “Bond Fund”), the Fund outperformed the Barclays U.S. Aggregate Bond Index (the “Index”). In the investment-grade corporate bond sector, issuer selection was the strongest contributor to performance. With respect to the Fund’s banking/financial holdings, U.K.-based Lloyd’s Banking Group, Royal Bank of Scotland, and Italian bank Unicredit were strong performers – as was Bank of America. In telecommunications, Fund holding Telecom Italia, Italy’s largest telecommunications company, also did well for the year. In addition, the Fund’s overweight allocation to high-yield bonds, relative to the benchmark, helped performance, as these lower-quality bonds (i.e., issues rated lower than BBB) outperformed in an environment where investors sought higher yield. The Fund’s underweight position in U.S. Treasuries also helped returns, since Treasuries didn’t keep pace with the broader market. The Fund’s higher-than-benchmark allocation to emerging-market debt also proved positive. Conversely, hampering the Fund’s performance for the year was its overweight position in agencies and agency pass-throughs, which continued to underperform due to the expected persistency of lower interest rates. In the Fund’s corporate bond component, Netherlands-based oil refiner Petro Plus and U.K.-based industrial conglomerate Revel Holdings were two issues that underperformed. Finally, the Fund’s underweight position in longer-duration Treasuries hampered performance for the year.

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) underperformed the benchmark in 2012, as dividend-paying companies, which are a particular area of focus for the Fund, were out of favor for most of the year. Stock selection in the technology sector hampered performance, as Fund holdings including leading computer

21

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

manufacturer Hewlett-Packard Co. and computer software giant Microsoft, which was a top Fund holding, both had a challenging year. The Fund’s 6.5% cash position, while not high for the Fund, did hamper performance in 2012’s mostly strong equity market. An underweight position in financials, the top-performing sector for the year, also hindered the Fund’s full-year results. The Fund’s avoidance of strong performers Bank of America and Goldman Sachs also created a drag on Fund performance. On the positive side, stock selection in health care was strong, particularly with respect to biotechnology stocks, as Fund holdings Amgen (one of the Fund’s largest holdings) and Gilead Sciences both had a very strong year. In the telecommunications sector, the Fund’s overweight position helped performance, as did specific Fund holdings, including wireless provider Sprint Nextel, which gained 142% for the year. In the consumer discretionary sector, Fund holding automobile manufacturer General Motors, which is not included in the S&P 500 Index, gave the Fund a lift and advanced 40% for the year. Finally, the Fund’s avoidance of McDonald’s Corp. was also a positive, as the leading fast-food provider had a difficult year.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) outperformed the benchmark, with strong stock selection making the greatest contribution to Fund performance – although an overweight position in the strong-performing consumer discretionary sector also contributed. Three of the four top-performing Fund holdings within the sector were media companies, including cable providers Comcast and Time-Warner Cable, as well as News Corp., a diversified multinational mass media company. Other top performers in the Fund’s consumer discretionary portfolio included home improvement giant Home Depot and auto manufacturer General Motors. In the health care sector, biotechnology company Gilead Sciences was the standout among the Fund’s holdings, followed by Amgen – also a biotechnology firm. The Fund’s underweight stake in the challenging pharmaceuticals area also helped performance for the year. On the other hand, hampering the Fund’s performance was its 10% cash position (a below-average weight for the Fund). The Fund’s underweight position in the financials sector also hurt performance, as did the Fund’s avoidance of Bank of America, which had a strong year. The Fund’s holdings in rail companies CSX and Norfolk Southern also worked against the Fund’s progress for the year.

The American Funds Insurance Series – International Fund (the “International Fund”) outperformed the MSCI All Country World Index ex-U.S. (the “Index”) for the year, largely due to favorable stock selection. The strongest-performing Fund holdings came from the industrials sector and included French professional services company Bureau Veritas, Swedish building products company Assa Abloy, and Irish airline Ryanair Holdings. The Fund’s underweight position in the materials sector, relative to the benchmark, helped drive performance, as this sector lagged the broader market. In the telecommunications sector, Fund holding Hellenic Telecommunications – a Greek diversified telecommunications company that offers broadband Internet and other related services – had a strong year. The Fund’s underweight allocation to energy was also a strong positive, and we increased the Fund’s position in this sector over the course of the year. From a country attribution perspective, the Fund’s allocation to Germany was the biggest contributor to performance, as German markets in general had a strong year. Top detractors for the Fund in 2012 included its underweight stake and less-than-favorable stock selection in the strong-performing financials sector. The Fund’s 7% cash position, a lower-than-average allocation, also was a drag on absolute Fund results. Stock selection in the strong-performing consumer discretionary sector also hindered the Fund’s full-year results. Consumer discretionary holdings that were the top detractors included Japanese companies Internet and catalog retailer Rakuten and specialty retailer Yamada Denki Company. From a country allocation standpoint, the Fund’s only position in Israel, Teva Pharmaceuticals, hampered performance. Finally, stock selection in China also proved challenging, as NetEase, the largest Internet provider in China, had a tough year. During the year, we reduced the Fund’s weighting in China slightly, but maintained the country’s overweight position as 2012 came to a close.

Capital Research’s outlook

With macro-economic risks in Europe declining, the U.S. and China putting political transitions behind them, and corporate managements getting better clarity on fiscal and tax policies, we believe that 2013 will be a year of investing selectively. As macro-economic risks become less pronounced and correlations among stocks and bonds are declining, we see a more helpful environment for active managers.

As fundamentally based active managers, we invest in companies as opposed to markets. Despite the expectations for global economic growth to remain sluggish in 2013, corporations overall remain in great financial health, with solid balance sheets and lean cost structures. Our managers and analysts are finding attractive investment opportunities in companies across sectors, particularly in biotechnology, the shale-gas boom, cloud computing, and products and services oriented toward consumer demand from rapidly growing developing economies. Additionally, with investors eager for income in a low interest rate environment, cash-flow-rich companies that pay and increase dividends will remain attractive.

22

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	64.9%
Fixed Income Funds	35.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

23

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Core Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class I	11.70%	3.75%
S&P 500 Index*	16.00%	4.59%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%
MSCI ACWI ex-U.S.	16.83%	1.01%
Custom MML Core Allocation Index	12.04%	5.51%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Core Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

24

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	1,328,169	$17,930,281
MML Equity Fund, Initial Class (a)	215,910	4,549,508
MML Equity Income Fund, Initial Class (a)	2,047,205	21,638,961
MML Focused Equity Fund, Class II (a)	573,050	6,584,341
MML Foreign Fund, Initial Class (a)	1,143,392	10,827,917
MML Fundamental Growth Fund, Class II (a)	1,136,095	12,428,883
MML Fundamental Value Fund, Class II (a)	1,297,551	16,154,513
MML Global Fund, Class I (a)	1,074,322	10,549,843
MML High Yield Fund, Class II (a)	1,734,005	18,952,674
MML Income & Growth Fund, Initial Class (a)	1,037,984	9,840,091
MML Inflation-Protected and Income Fund, Initial Class (a)	996,499	11,818,480
MML Large Cap Growth Fund, Initial Class (a)	1,005,431	11,683,107
MML Managed Bond Fund, Initial Class (a)	8,562,962	113,049,221
MML Mid Cap Growth Fund, Initial Class (a)	818,543	10,608,321
MML Mid Cap Value Fund, Initial Class (a)	1,183,681	13,150,691
MML PIMCO Total Return Fund, Class II (a)	5,253,197	56,839,592
MML Short-Duration Bond Fund, Class II (a)	3,159,118	31,907,092
MML Small Cap Growth Equity Fund, Initial Class (a)	252,717	4,119,417
MML Small Company Value Fund, Class II (a)	343,864	6,485,275
Oppenheimer Global Securities Fund, Non-Service Shares (a)	256,904	8,362,234
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	5,672,492	32,163,032
Oppenheimer International Growth Fund, Non-Service Shares (a)	3,432,563	7,105,406

		436,748,880

TOTAL MUTUAL FUNDS (Cost $405,016,495)		436,748,880

Value
TOTAL LONG-TERM INVESTMENTS (Cost $405,016,495)	$436,748,880

TOTAL INVESTMENTS — 100.1% (Cost $405,016,495) (b)	436,748,880

Other Assets/(Liabilities) — (0.1)%	(290,008)

NET ASSETS — 100.0%	$436,458,872

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	1,734,143	$23,410,936
MML Equity Fund, Initial Class (a)	286,759	6,042,410
MML Equity Income Fund, Initial Class (a)	2,381,784	25,175,460
MML Focused Equity Fund, Class II (a)	908,339	10,436,812
MML Foreign Fund, Initial Class (a)	1,472,428	13,943,890
MML Fundamental Growth Fund, Class II (a)	1,500,939	16,420,270
MML Fundamental Value Fund, Class II (a)	1,555,416	19,364,930
MML Global Fund, Class I (a)	1,382,303	13,574,218
MML High Yield Fund, Class II (a)	1,583,240	17,304,808
MML Income & Growth Fund, Initial Class (a)	1,158,342	10,981,084
MML Inflation-Protected and Income Fund, Initial Class (a)	828,180	9,822,220
MML Large Cap Growth Fund, Initial Class (a)	1,351,817	15,708,110
MML Managed Bond Fund, Initial Class (a)	7,811,503	103,128,371
MML Mid Cap Growth Fund, Initial Class (a)	1,208,795	15,665,979
MML Mid Cap Value Fund, Initial Class (a)	1,564,594	17,382,638
MML PIMCO Total Return Fund, Class II (a)	4,576,444	49,517,124
MML Short-Duration Bond Fund, Class II (a)	2,666,755	26,934,230
MML Small Cap Growth Equity Fund, Initial Class (a)	411,132	6,701,670
MML Small Company Value Fund, Class II (a)	554,875	10,464,936
Oppenheimer Global Securities Fund, Non-Service Shares (a)	347,918	11,324,740
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	4,968,204	28,169,716
Oppenheimer International Growth Fund, Non-Service Shares (a)	4,819,525	9,976,418

		461,450,970

TOTAL MUTUAL FUNDS (Cost $413,770,102)		461,450,970

Value
TOTAL LONG-TERM INVESTMENTS (Cost $413,770,102)	$461,450,970

TOTAL INVESTMENTS — 100.1% (Cost $413,770,102) (b)	461,450,970

Other Assets/(Liabilities) — (0.1)%	(311,191)

NET ASSETS — 100.0%	$461,139,779

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Moderate Allocation Fund — Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	6,918,911	$93,405,308
MML Equity Fund, Initial Class (a)	1,071,634	22,580,831
MML Equity Income Fund, Initial Class (a)	7,955,580	84,090,483
MML Focused Equity Fund, Class II (a)	4,192,188	48,168,237
MML Foreign Fund, Initial Class (a)	5,088,664	48,189,649
MML Fundamental Growth Fund, Class II (a)	6,076,542	66,477,375
MML Fundamental Value Fund, Class II (a)	5,554,412	69,152,428
MML Global Fund, Class I (a)	4,778,673	46,926,568
MML High Yield Fund, Class II (a)	4,586,960	50,135,477
MML Income & Growth Fund, Initial Class (a)	4,710,783	44,658,220
MML Inflation-Protected and Income Fund, Initial Class (a)	1,999,327	23,712,019
MML Large Cap Growth Fund, Initial Class (a)	5,249,301	60,996,878
MML Managed Bond Fund, Initial Class (a)	18,881,613	249,277,242
MML Mid Cap Growth Fund, Initial Class (a)	4,782,203	61,977,345
MML Mid Cap Value Fund, Initial Class (a)	5,999,051	66,649,456
MML PIMCO Total Return Fund, Class II (a)	11,678,662	126,363,121
MML Short-Duration Bond Fund, Class II (a)	7,321,417	73,946,311
MML Small Cap Growth Equity Fund, Initial Class (a)	1,971,100	32,130,004
MML Small Company Value Fund, Class II (a)	2,167,001	40,869,646
MML Strategic Emerging Markets Fund, Class II (a)	1,404,551	15,323,647
Oppenheimer Global Securities Fund, Non-Service Shares (a)	1,347,189	43,850,988
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	12,563,439	71,234,702
Oppenheimer International Growth Fund, Non-Service Shares (a)	15,271,227	31,611,441

		1,471,727,376

TOTAL MUTUAL FUNDS (Cost $1,308,084,727)		1,471,727,376

Value
TOTAL LONG-TERM INVESTMENTS (Cost $1,308,084,727)	$1,471,727,376

TOTAL INVESTMENTS — 100.1% (Cost $1,308,084,727) (b)	1,471,727,376

Other Assets/(Liabilities) — (0.1)%	(949,544)

NET ASSETS — 100.0%	$1,470,777,832

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	8,270,941	$111,657,692
MML Equity Fund, Initial Class (a)	1,171,340	24,681,777
MML Equity Income Fund, Initial Class (a)	8,492,060	89,761,076
MML Focused Equity Fund, Class II (a)	5,783,858	66,456,524
MML Foreign Fund, Initial Class (a)	5,963,094	56,470,502
MML Fundamental Growth Fund, Class II (a)	7,235,526	79,156,654
MML Fundamental Value Fund, Class II (a)	6,072,947	75,608,189
MML Global Fund, Class I (a)	5,219,942	51,259,827
MML High Yield Fund, Class II (a)	3,179,981	34,757,192
MML Income & Growth Fund, Initial Class (a)	4,292,548	40,693,352
MML Inflation-Protected and Income Fund, Initial Class (a)	1,715,109	20,341,199
MML Large Cap Growth Fund, Initial Class (a)	6,701,305	77,869,167
MML Managed Bond Fund, Initial Class (a)	11,187,058	147,692,838
MML Mid Cap Growth Fund, Initial Class (a)	5,774,607	74,838,910
MML Mid Cap Value Fund, Initial Class (a)	6,924,717	76,933,611
MML PIMCO Total Return Fund, Class II (a)	6,671,442	72,185,002
MML Short-Duration Bond Fund, Class II (a)	3,273,556	33,062,911
MML Small Cap Growth Equity Fund, Initial Class (a)	2,683,877	43,748,666
MML Small Company Value Fund, Class II (a)	2,788,574	52,592,506
MML Strategic Emerging Markets Fund, Class II (a)	2,653,796	28,952,915
Oppenheimer Global Securities Fund, Non-Service Shares (a)	1,491,976	48,563,809

	Number of Shares	Value
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	7,505,308	$42,555,097
Oppenheimer International Growth Fund, Non-Service Shares (a)	17,879,589	37,010,749

		1,386,850,165

TOTAL MUTUAL FUNDS (Cost $1,169,200,269)		1,386,850,165

TOTAL LONG-TERM INVESTMENTS (Cost $1,169,200,269)		1,386,850,165

TOTAL INVESTMENTS — 100.1%
(Cost $1,169,200,269) (b)		1,386,850,165

Other Assets/(Liabilities) — (0.1)%		(846,276)

NET ASSETS — 100.0%		$1,386,003,889

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	568,446	$7,674,005
MML Equity Fund, Initial Class (a)	67,091	1,413,688
MML Equity Income Fund, Initial Class (a)	584,899	6,182,386
MML Focused Equity Fund, Class II (a)	404,507	4,647,781
MML Foreign Fund, Initial Class (a)	385,468	3,650,386
MML Fundamental Growth Fund, Class II (a)	488,343	5,342,471
MML Fundamental Value Fund, Class II (a)	417,553	5,198,539
MML Global Fund, Class I (a)	340,893	3,347,567
MML High Yield Fund, Class II (a)	96,467	1,054,387
MML Income & Growth Fund, Initial Class (a)	282,496	2,678,065
MML Inflation-Protected and Income Fund, Initial Class (a)	31,669	375,599
MML Large Cap Growth Fund, Initial Class (a)	452,979	5,263,618
MML Managed Bond Fund, Initial Class (a)	262,637	3,467,359
MML Mid Cap Growth Fund, Initial Class (a)	424,972	5,507,643
MML Mid Cap Value Fund, Initial Class (a)	513,508	5,705,077
MML PIMCO Total Return Fund, Class II (a)	168,148	1,819,367
MML Short-Duration Bond Fund, Class II (a)	18,580	187,663
MML Small Cap Growth Equity Fund, Initial Class (a)	202,990	3,308,850
MML Small Company Value Fund, Class II (a)	204,069	3,848,737
MML Strategic Emerging Markets Fund, Class II (a)	229,855	2,507,717
Oppenheimer Global Securities Fund, Non-Service Shares (a)	98,206	3,196,591
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	180,449	1,023,146
Oppenheimer International Growth Fund, Non-Service Shares (a)	1,224,292	2,534,284

		79,934,926

TOTAL MUTUAL FUNDS (Cost $69,695,622)		79,934,926

Value
TOTAL LONG-TERM INVESTMENTS (Cost $69,695,622)	$79,934,926

TOTAL INVESTMENTS — 100.1% (Cost $69,695,622) (b)	79,934,926

Other Assets/(Liabilities) — (0.1)%	(64,265)

NET ASSETS — 100.0%	$79,870,661

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
American Funds Growth Fund, Class 1	1,086,394	$66,161,420

TOTAL MUTUAL FUNDS (Cost $52,412,520)		66,161,420

TOTAL INVESTMENTS — 100.1% (Cost $52,412,520) (a)		66,161,420

Other Assets/(Liabilities) — (0.1)%		(92,590)

NET ASSETS — 100.0%		$66,068,830

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML American Funds International Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Diversified Financial — 100.2%
American Funds International Fund, Class 1	2,188,237	$38,688,036

TOTAL MUTUAL FUNDS (Cost $33,916,864)		38,688,036

TOTAL INVESTMENTS — 100.2% (Cost $33,916,864) (a)		38,688,036

Other Assets/(Liabilities) — (0.2)%		(64,311)

NET ASSETS — 100.0%		$38,623,725

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML American Funds Core Allocation Fund — Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
American Funds Blue Chip Income and Growth Fund, Class 1	10,369,339	$104,211,856
American Funds Bond Fund, Class 1	13,198,332	149,009,167
American Funds Growth-Income Fund, Class 1	3,287,650	126,508,758
American Funds International Fund, Class 1	2,476,148	43,778,304

		423,508,085

TOTAL MUTUAL FUNDS (Cost $355,782,695)		423,508,085

TOTAL LONG-TERM INVESTMENTS (Cost $355,782,695)		423,508,085

TOTAL INVESTMENTS — 100.1% (Cost $355,782,695) (a)		423,508,085

Other Assets/(Liabilities) — (0.1)%		(510,881)

NET ASSETS — 100.0%		$422,997,204

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

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MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2012

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value - affiliated issuers (Note 7) (b)	436,748,880	461,450,970

Total investments	436,748,880	461,450,970

Receivables from:
Investments sold	93,670	17,458
Investment adviser (Note 3)	-	-
Fund shares sold	899,210	98,444

Total assets	437,741,760	461,566,872

Liabilities:
Payables for:
Investments purchased	899,210	98,444
Fund shares repurchased	91,696	15,364
Trustees’ fees and expenses (Note 3)	39,523	47,410
Affiliates (Note 3):
Investment management fees	36,592	38,716
Administration fees	-	-
Service fees	183,369	194,182
Accrued expense and other liabilities	32,498	32,977

Total liabilities	1,282,888	427,093

Net assets	$436,458,872	$461,139,779

Net assets consist of:
Paid-in capital	$382,246,199	$381,651,921
Undistributed (accumulated) net investment income (loss)	9,831,425	11,558,580
Accumulated net realized gain (loss) on investments and foreign currency transactions	12,648,863	20,248,410
Net unrealized appreciation (depreciation) on investments and foreign currency translations	31,732,385	47,680,868

Net assets	$436,458,872	$461,139,779

(a) Cost of Investments - unaffiliated issuers:	$-	$-
(b) Cost of investments - affiliated issuers:	$405,016,495	$413,770,102

The accompanying notes are an integral part of the financial statements.

34

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$66,161,420	$38,688,036	$423,508,085
1,471,727,376	1,386,850,165	79,934,926	-	-	-

1,471,727,376	1,386,850,165	79,934,926	66,161,420	38,688,036	423,508,085

339,821	559,260	15,093	402,577	733,817	-
-	-	1,326	1,516	2,397	-
1,783,529	49,750	12,795	791	90	94,324

1,473,850,726	1,387,459,175	79,964,140	66,566,304	39,424,340	423,602,409

1,783,528	49,750	12,795	-	-	71,195
333,197	552,876	14,734	403,073	733,732	21,200
138,305	167,315	8,789	5,037	3,749	40,354

122,951	116,755	6,651	8,262	4,903	71,133
-	-	-	13,770	8,171	88,918
651,707	523,694	21,172	40,733	24,123	265,760
43,206	44,896	29,338	26,599	25,937	46,645

3,072,894	1,455,286	93,479	497,474	800,615	605,205

$1,470,777,832	$1,386,003,889	$79,870,661	$66,068,830	$38,623,725	$422,997,204

$1,210,206,970	$1,033,564,158	$63,448,891	$50,638,584	$32,503,798	$340,555,203
28,551,696	24,392,526	1,053,154	252,098	395,034	6,371,735
68,376,517	110,397,309	5,129,312	1,429,248	953,721	8,344,876
163,642,649	217,649,896	10,239,304	13,748,900	4,771,172	67,725,390

$1,470,777,832	$1,386,003,889	$79,870,661	$66,068,830	$38,623,725	$422,997,204

$-	$-	$-	$52,412,520	$33,916,864	$355,782,695
$1,308,084,727	$1,169,200,269	$69,695,622	$-	$-	$-

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$140,898,697	$148,871,899

Shares outstanding (a)	13,036,994	13,717,120

Net asset value, offering price and redemption price per share	$10.81	$10.85

Service Class shares:
Net assets	$295,560,175	$312,267,880

Shares outstanding (a)	27,520,732	28,916,383

Net asset value, offering price and redemption price per share	$10.74	$10.80

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

36

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$410,034,949	$559,044,317	$45,398,836	$-	$-	$-

37,422,689	52,424,609	4,336,265	-	-	-

$10.96	$10.66	$10.47	$-	$-	$-

$1,060,742,883	$826,959,572	$34,471,825	$-	$-	$-

97,369,172	77,886,478	3,313,316	-	-	-

$10.89	$10.62	$10.40	$-	$-	$-

$-	$-	$-	$66,068,830	$38,623,725	$422,997,204

-	-	-	5,921,029	4,016,368	39,441,147

$-	$-	$-	$11.16	$9.62	$10.72

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$-	$-
Dividends - affiliated issuers (Note 7)	9,274,058	9,356,677

Total investment income	9,274,058	9,356,677

Expenses (Note 3):
Investment management fees	383,153	423,717
Custody fees	25,427	25,430
Audit fees	28,637	28,650
Legal fees	3,264	3,729
Proxy fees	1,108	1,108
Shareholder reporting fees	21,600	22,654
Trustees’ fees	28,507	31,989

	491,696	537,277
Administration fees:
Service Class I	-	-
Service fees:
Service Class	645,152	705,880
Service Class I	-	-

Total expenses	1,136,848	1,243,157
Expenses waived (Note 3):
Initial Class fees waived by adviser	-	-
Service Class fees waived by adviser	-	-
Service Class I fees waived by adviser	-	-

Net expenses	1,136,848	1,243,157

Net investment income (loss)	8,137,210	8,113,520

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	-	-
Investment transactions - affiliated issuers (Note 7)	10,959,537	22,077,039
Realized gain distributions - affiliated issuers (Note 7)	4,405,680	5,424,607

Net realized gain (loss)	15,365,217	27,501,646

Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	-	-
Investment transactions - affiliated issuers	16,542,495	12,286,977

Net change in unrealized appreciation (depreciation)	16,542,495	12,286,977

Net realized gain (loss) and change in unrealized appreciation (depreciation)	31,907,712	39,788,623

Net increase (decrease) in net assets resulting from operations	$40,044,922	$47,902,143

38

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$663,654	$649,076	$9,241,732
25,712,163	20,894,068	876,263	-	-	-

25,712,163	20,894,068	876,263	663,654	649,076	9,241,732

1,311,636	1,349,609	74,617	87,609	53,930	782,853
26,552	26,422	26,615	1,006	1,006	5,563
29,167	29,149	28,451	28,443	28,429	28,632
11,405	12,573	778	636	662	3,937
1,108	1,108	1,108	1,109	1,108	1,109
43,002	44,295	14,659	16,479	15,060	35,846
98,350	103,681	5,704	4,382	2,735	29,618

1,521,220	1,566,837	151,932	139,664	102,930	887,558

-	-	-	146,016	89,883	978,566

2,293,575	2,000,834	78,556	-	-	-
-	-	-	146,016	89,883	978,566

3,814,795	3,567,671	230,488	431,696	282,696	2,844,690

-	-	(1,551)	-	-	-
-	-	(1,147)	-	-	-
-	-	-	(22,852)	(31,023)	-

3,814,795	3,567,671	227,790	408,844	251,673	2,844,690

21,897,368	17,326,397	648,473	254,810	397,403	6,397,042

-	-	-	1,540,695	1,019,228	8,807,009
65,026,346	109,876,626	6,205,337	-	-	-
19,026,659	21,818,913	1,383,597	-	-	-

84,053,005	131,695,539	7,588,934	1,540,695	1,019,228	8,807,009

-	-	-	7,211,388	4,371,380	27,684,714
49,638,152	29,520,733	2,416,834	-	-	-

49,638,152	29,520,733	2,416,834	7,211,388	4,371,380	27,684,714

133,691,157	161,216,272	10,005,768	8,752,083	5,390,608	36,491,723

$155,588,525	$178,542,669	$10,654,241	$9,006,893	$5,788,011	$42,888,765

39

MML Series Investment Fund — Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,137,210	$5,729,725
Net realized gain (loss) on investment transactions	15,365,217	15,178,243
Net change in unrealized appreciation (depreciation) on investments	16,542,495	(13,363,938)

Net increase (decrease) in net assets resulting from operations	40,044,922	7,544,030

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(2,392,553)	(3,051,751)
Service Class	(4,520,655)	(5,605,373)

Total distributions from net investment income	(6,913,208)	(8,657,124)

From net realized gains:
Initial Class	(4,249,213)	(5,392,249)
Service Class	(8,942,690)	(10,641,810)

Total distributions from net realized gains	(13,191,903)	(16,034,059)

Net fund share transactions (Note 5):
Initial Class	20,585,781	18,030,181
Service Class	50,933,302	46,169,044

Increase (decrease) in net assets from fund share transactions	71,519,083	64,199,225

Total increase (decrease) in net assets	91,458,894	47,052,072
Net assets
Beginning of year	344,999,978	297,947,906

End of year	$436,458,872	$344,999,978

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$9,831,425	$6,889,117

The accompanying notes are an integral part of the financial statements.

40

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$8,113,520	$5,833,500	$21,897,368	$15,184,776	$17,326,397	$14,171,791
27,501,646	11,567,782	84,053,005	31,451,409	131,695,539	37,516,616
12,286,977	(11,825,966)	49,638,152	(39,990,939)	29,520,733	(58,562,832)

47,902,143	5,575,316	155,588,525	6,645,246	178,542,669	(6,874,425)

(2,533,489)	(3,253,466)	(5,831,328)	(7,579,608)	(7,398,962)	(9,582,060)
(4,492,605)	(5,634,912)	(12,161,972)	(13,812,163)	(8,967,612)	(12,212,438)

(7,026,094)	(8,888,378)	(17,993,300)	(21,391,771)	(16,366,574)	(21,794,498)

(3,348,248)	(2,260,716)	(8,320,844)	(280,682)	(5,230,349)	-
(6,714,308)	(4,234,292)	(19,894,894)	(557,033)	(7,698,844)	-

(10,062,556)	(6,495,008)	(28,215,738)	(837,715)	(12,929,193)	-

12,116,176	(494,036)	10,347,681	(12,168,979)	(20,128,378)	(8,909,732)
42,319,768	36,889,288	204,955,868	169,204,137	(6,856,832)	7,857,051

54,435,944	36,395,252	215,303,549	157,035,158	(26,985,210)	(1,052,681)

85,249,437	26,587,182	324,683,036	141,450,918	122,261,692	(29,721,604)

375,890,342	349,303,160	1,146,094,796	1,004,643,878	1,263,742,197	1,293,463,801

$461,139,779	$375,890,342	$1,470,777,832	$1,146,094,796	$1,386,003,889	$1,263,742,197

$11,558,580	$6,995,763	$28,551,696	$17,908,033	$24,392,526	$16,253,336

41

MML Series Investment Fund – Financial Statements(Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$648,473	$496,386
Net realized gain (loss) on investment transactions	7,588,934	2,108,303
Net change in unrealized appreciation (depreciation) on investments	2,416,834	(4,087,820)

Net increase (decrease) in net assets resulting from operations	10,654,241	(1,483,131)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(348,090)	(466,841)
Service Class	(186,793)	(261,800)
Service Class I	-	-

Total distributions from net investment income	(534,883)	(728,641)

From net realized gains:
Service Class I	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(517,891)	(417,550)
Service Class	1,381,764	7,060,105
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	863,873	6,642,555

Total increase (decrease) in net assets	10,983,231	4,430,783
Net assets
Beginning of year	68,887,430	64,456,647

End of year	$79,870,661	$68,887,430

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,053,154	$529,096

The accompanying notes are an integral part of the financial statements.

42

MML American Funds Growth Fund		MML American Funds International Fund		MML American Funds Core Allocation Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$254,810	$115,989	$397,403	$481,716	$6,397,042	$5,990,388
1,540,695	560,289	1,019,228	608,793	8,807,009	10,386,762
7,211,388	(3,006,314)	4,371,380	(5,949,589)	27,684,714	(17,143,986)

9,006,893	(2,330,036)	5,788,011	(4,859,080)	42,888,765	(766,836)

-	-	-	-	-	-
-	-	-	-	-	-
(117,069)	(119,840)	(482,538)	(445,209)	(5,998,788)	(5,079,356)

(117,069)	(119,840)	(482,538)	(445,209)	(5,998,788)	(5,079,356)

(531,546)	(876,919)	(556,561)	(646,232)	(10,223,523)	(1,254,946)

(531,546)	(876,919)	(556,561)	(646,232)	(10,223,523)	(1,254,946)

-	-	-	-	-	-
-	-	-	-	-	-
8,431,522	14,845,241	2,074,021	6,414,361	40,091,108	38,003,550

8,431,522	14,845,241	2,074,021	6,414,361	40,091,108	38,003,550

16,789,800	11,518,446	6,822,933	463,840	66,757,562	30,902,412

49,279,030	37,760,584	31,800,792	31,336,952	356,239,642	325,337,230

$66,068,830	$49,279,030	$38,623,725	$31,800,792	$422,997,204	$356,239,642

$252,098	$114,464	$395,034	$480,259	$6,371,735	$5,974,448

43

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[w]		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$10.24	$0.25	$0.90	$1.15	$(0.21)	$(0.37)	$(0.58)	$10.81	11.40%		$140,899	0.13%		N/A		2.29%
12/31/11	10.82	0.21	0.06	0.27	(0.31)	(0.54)	(0.85)	10.24	2.57%		113,666	0.13%		N/A		2.00%
12/31/10	9.81	0.32	0.84	1.16	(0.15)	-	(0.15)	10.82	11.91%		101,461	0.13%		N/A		3.12%
12/31/09	8.15	0.19	1.53	1.72	(0.05)	(0.01)	(0.06)	9.81	21.15%		83,810	0.15%		N/A		2.11%
12/31/08	10.11	0.28	(2.24)	(1.96)	(0.00)[d]	(0.00)[d]	(0.00)[d]	8.15	(19.38%	)	52,819	0.27%		0.20%	[j]	3.06%
Service Class
12/31/12	$10.18	$0.22	$0.90	$1.12	$(0.19)	$(0.37)	$(0.56)	$10.74	11.15%		$295,560	0.38%		N/A		2.05%
12/31/11	10.77	0.19	0.04	0.23	(0.28)	(0.54)	(0.82)	10.18	2.28%		231,334	0.38%		N/A		1.75%
12/31/10	9.78	0.29	0.83	1.12	(0.13)	-	(0.13)	10.77	11.59%		196,487	0.38%		N/A		2.87%
12/31/09	8.14	0.18	1.52	1.70	(0.05)	(0.01)	(0.06)	9.78	20.91%		143,548	0.40%		N/A		1.96%
12/31/08[g]	9.79	0.05	(1.70)	(1.65)	(0.00)[d]	(0.00)[d]	(0.00)[d]	8.14	(16.85%	)[b]	38,451	0.49%	[a]	0.45%	[a,j]	1.62%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes[x]	18%	20%	44%	47%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[w]		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$10.06	$0.22	$1.01	$1.23	$(0.19)	$(0.25)	$(0.44)	$10.85	12.40%		$148,872	0.13%		N/A		2.08%
12/31/11	10.34	0.18	(0.00)[d]	0.18	(0.27)	(0.19)	(0.46)	10.06	1.73%		126,438	0.13%		N/A		1.76%
12/31/10	9.31	0.26	0.91	1.17	(0.14)	-	(0.14)	10.34	12.73%		130,142	0.13%		N/A		2.71%
12/31/09	7.59	0.15	1.63	1.78	(0.05)	(0.01)	(0.06)	9.31	23.50%		120,940	0.14%		N/A		1.83%
12/31/08	10.08	0.21	(2.70)	(2.49)	-	(0.00)[d]	(0.00)[d]	7.59	(24.70%	)	88,583	0.20%		0.20%	[k]	2.43%
Service Class
12/31/12	$10.02	$0.19	$1.01	$1.20	$(0.17)	$(0.25)	$(0.42)	$10.80	12.12%		$312,268	0.38%		N/A		1.83%
12/31/11	10.30	0.16	0.00 [d]	0.16	(0.25)	(0.19)	(0.44)	10.02	1.54%		249,453	0.38%		N/A		1.51%
12/31/10	9.28	0.24	0.91	1.15	(0.13)	-	(0.13)	10.30	12.49%		219,161	0.38%		N/A		2.46%
12/31/09	7.59	0.14	1.61	1.75	(0.05)	(0.01)	(0.06)	9.28	23.09%		161,300	0.39%		N/A		1.65%
12/31/08[g]	9.60	0.02	(2.03)	(2.01)	-	(0.00)[d]	(0.00)[d]	7.59	(20.94%	)[b]	49,286	0.47%	[a]	0.45%	[a,j]	0.87%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes[x]	21%	12%	39%	42%	21%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$10.04	$0.20	$1.11	$1.31	$(0.16)	$(0.23)	$(0.39)	$10.96	13.17%		$410,035	0.12%		1.82%
12/31/11	10.16	0.16	(0.06)	0.10	(0.21)	(0.01)	(0.22)	10.04	1.00%		365,793	0.12%		1.55%
12/31/10	9.08	0.22	0.99	1.21	(0.13)	-	(0.13)	10.16	13.48%		382,041	0.12%		2.30%
12/31/09	7.26	0.14	1.74	1.88	(0.05)	(0.01)	(0.06)	9.08	25.90%		331,628	0.13%		1.77%
12/31/08	10.04	0.18	(2.96)	(2.78)	-	(0.00)[d]	(0.00)[d]	7.26	(27.69%	)	251,682	0.14%		2.09%
Service Class
12/31/12	$9.99	$0.17	$1.10	$1.27	$(0.14)	$(0.23)	$(0.37)	$10.89	12.82%		$1,060,743	0.37%		1.60%
12/31/11	10.12	0.13	(0.06)	0.07	(0.19)	(0.01)	(0.20)	9.99	0.73%		780,302	0.37%		1.31%
12/31/10	9.05	0.19	0.99	1.18	(0.11)	-	(0.11)	10.12	13.24%		622,603	0.37%		2.07%
12/31/09	7.26	0.12	1.73	1.85	(0.05)	(0.01)	(0.06)	9.05	25.48%		403,209	0.38%		1.54%
12/31/08[g]	9.44	0.02	(2.20)	(2.18)	-	(0.00)[d]	(0.00)[d]	7.26	(23.09%	)[b]	146,775	0.39%	[a]	0.86%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes[x]	18%	12%	31%	39%	18%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$9.53	$0.15	$1.22	$1.37	$(0.14)	$(0.10)	$(0.24)	$10.66	14.49%		$559,044	0.12%		1.43%
12/31/11	9.75	0.12	(0.16)	(0.04)	(0.18)	-	(0.18)	9.53	(0.41%	)	518,216	0.12%		1.23%
12/31/10	8.59	0.15	1.11	1.26	(0.10)	-	(0.10)	9.75	14.92%		538,363	0.12%		1.68%
12/31/09	6.66	0.12	1.85	1.97	(0.03)	(0.01)	(0.04)	8.59	29.61%		470,601	0.12%		1.57%
12/31/08	10.02	0.10	(3.46)	(3.36)	-	(0.00)[d]	(0.00)[d]	6.66	(33.53%	)	354,595	0.13%		1.24%
Service Class
12/31/12	$9.49	$0.12	$1.23	$1.35	$(0.12)	$(0.10)	$(0.22)	$10.62	14.28%		$826,960	0.37%		1.18%
12/31/11	9.71	0.10	(0.16)	(0.06)	(0.16)	-	(0.16)	9.49	(0.63%	)	745,526	0.37%		0.98%
12/31/10	8.57	0.13	1.10	1.23	(0.09)	-	(0.09)	9.71	14.54%		755,101	0.37%		1.45%
12/31/09	6.66	0.10	1.85	1.95	(0.03)	(0.01)	(0.04)	8.57	29.29%		559,084	0.37%		1.34%
12/31/08[g]	9.20	0.01	(2.55)	(2.54)	-	(0.00)[d]	(0.00)[d]	6.66	(27.61%	)[b]	184,401	0.39%	[a]	0.24%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes[x]	27%	12%	32%	40%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[w]		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$9.12	$0.10	$1.33	$1.43	$(0.08)	$-	$(0.08)	$10.47	15.73%		$45,399	0.20%		0.20%	[j,k]	0.98%
12/31/11	9.40	0.08	(0.26)	(0.18)	(0.10)	-	(0.10)	9.12	(1.86%	)	40,085	0.19%		N/A		0.81%
12/31/10	8.20	0.09	1.21	1.30	(0.10)	-	(0.10)	9.40	16.05%		41,787	0.21%		0.20%	[j]	1.08%
12/31/09	6.15	0.09	2.00	2.09	(0.02)	(0.02)	(0.04)	8.20	34.04%		33,931	0.24%		0.20%	[j]	1.34%
12/31/08	9.99	0.04	(3.88)	(3.84)	-	(0.00)[d]	(0.00)[d]	6.15	(38.43%	)	24,477	0.40%		0.20%	[j]	0.46%
Service Class
12/31/12	$9.07	$0.07	$1.32	$1.39	$(0.06)	$-	$(0.06)	$10.40	15.35%		$34,472	0.45%		0.45%	[j,k]	0.72%
12/31/11	9.35	0.05	(0.24)	(0.19)	(0.09)	-	(0.09)	9.07	(2.03%	)	28,803	0.44%		N/A		0.59%
12/31/10	8.16	0.07	1.20	1.27	(0.08)	-	(0.08)	9.35	15.83%		22,669	0.46%		0.45%	[j]	0.86%
12/31/09	6.14	0.08	1.98	2.06	(0.02)	(0.02)	(0.04)	8.16	33.60%		15,066	0.49%		0.45%	[j]	1.11%
12/31/08[g]	8.98	(0.01)	(2.83)	(2.84)	-	(0.00)[d]	(0.00)[d]	6.14	(31.62%	)[b]	3,953	0.63%	[a]	0.45%	[a,j]	(0.27%	)[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes[x]	35%	20%	42%	38%	18%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]		Ratio of expenses to average daily net assets after expense waivers[u]		Net investment income (loss) to average daily net assets
Service Class I
12/31/12	$9.61	$0.05	$1.62	$1.67	$(0.02)	$(0.10)	$(0.12)	$11.16	17.41%		$66,069	0.74%		0.70%	[j]	0.44%
12/31/11	10.32	0.03	(0.51)	(0.48)	(0.03)	(0.20)	(0.23)	9.61	(4.74%	)	49,279	0.77%		0.70%	[j]	0.26%
12/31/10	8.80	0.04	1.55	1.59	(0.02)	(0.05)	(0.07)	10.32	18.16%		37,761	0.81%		0.70%	[j]	0.43%
12/31/09	6.36	0.03	2.44	2.47	-	(0.03)	(0.03)	8.80	38.86%		22,130	0.90%		0.70%	[j]	0.39%
12/31/08[g]	10.00	0.22	(3.86)	(3.64)	-	-	-	6.36	(36.40%	)[b]	6,080	13.92%	[a]	0.70%	[a,j]	9.23%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes[x]	6%	3%	10%	9%	5%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

49

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]		Ratio of expenses to average daily net assets after expense waivers[u]		Net investment income (loss) to average daily net assets
Service Class I
12/31/12	$8.44	$0.10	$1.34	$1.44	$(0.12)	$(0.14)	$(0.26)	$9.62	17.38%		$38,624	0.79%		0.70%	[j]	1.11%
12/31/11	10.22	0.14	(1.60)	(1.46)	(0.13)	(0.19)	(0.32)	8.44	(14.36%	)	31,801	0.81%		0.70%	[j]	1.49%
12/31/10	9.79	0.17	0.47	0.64	(0.08)	(0.13)	(0.21)	10.22	6.82%		31,337	0.83%		0.70%	[j]	1.78%
12/31/09	6.92	0.12	2.82	2.94	-	(0.07)	(0.07)	9.79	42.63%		21,308	0.91%		0.70%	[j]	1.48%
12/31/08[g]	10.00	0.51	(3.59)	(3.08)	-	-	-	6.92	(30.80%	)[b]	6,410	13.59%	[a]	0.70%	[a,j]	19.94%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes[x]	10%	6%	9%	12%	7%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

50

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[w]		Net investment income (loss) to average daily net assets
Service Class I
12/31/12	$10.00	$0.17	$0.99	$1.16	$(0.16)	$(0.28)	$(0.44)	$10.72	11.70%		$422,997	0.73%		0.73%	[l]	1.63%
12/31/11	10.21	0.18	(0.20)	(0.02)	(0.15)	(0.04)	(0.19)	10.00	(0.16%	)	356,240	0.75%		N/A		1.77%
12/31/10	9.56	0.18	0.67	0.85	(0.13)	(0.07)	(0.20)	10.21	9.17%		325,337	0.76%		0.75%	[j]	1.89%
12/31/09	7.75	0.20	1.69	1.89	(0.08)	-	(0.08)	9.56	24.52%		231,008	0.77%		0.75%	[j]	2.31%
12/31/08[g]	10.00	0.72	(2.97)	(2.25)	-	-	-	7.75	(22.50%	)[b]	67,874	1.85%	[a]	0.75%	[a,j]	25.06%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes[x]	8%	13%	3%	10%	1%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

51

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds® Growth Fund (“American Funds Growth Fund”)

MML American Funds® International Fund (“American Funds International Fund”)

MML American Funds® Core Allocation Fund (“American Funds Core Allocation Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets primarily in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The Allocation Funds may also invest in non-affiliated funds. The financial statements of other series of the Trust, the applicable series of the MML Series Investment Fund II (which are advised by MassMutual), Oppenheimer Funds (which are advised by OppenheimerFunds, Inc., a majority-owned, indirect subsidiary of MassMutual), and non-affiliated funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each of the five Allocation Funds listed above are diversified and a shareholder’s interest is limited to the series of the Trust, MML Series Investment Fund II, Oppenheimer Funds, or any non-affiliated funds in which the shares are invested.

American Funds Growth Fund and American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2012, the American Funds Growth Fund and American Funds International Fund owned 0.30% and 0.42% of the Growth and International Master Funds, respectively. The American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

52

Notes to Financial Statements (Continued)

	Initial Class	Service Class	Service Class I
Conservative Allocation Fund	8/31/2007	8/15/2008	None
Balanced Allocation Fund	8/31/2007	8/15/2008	None
Moderate Allocation Fund	8/31/2007	8/15/2008	None
Growth Allocation Fund	8/31/2007	8/15/2008	None
Aggressive Allocation Fund	8/31/2007	8/15/2008	None
American Funds Growth Fund	None	None	8/15/2008
American Funds International Fund	None	None	8/15/2008
American Funds Core Allocation Fund	None	None	8/15/2008

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Master Fund or underlying funds. Shares of the Master Funds and underlying funds are valued at their closing net asset values as reported on each business day.

Certain underlying funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the underlying funds or Master Funds, as applicable, explain the valuation methods for the underlying funds or Master Funds, including the circumstances under which the underlying funds or Master Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

All Funds characterized all investments at Level 1, as of December 31, 2012. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2012. The Funds recognize transfers between the Levels as of the beginning of the year.

53

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund, except American Funds Growth Fund and American Funds International Fund, may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain underlying funds or Master Funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Credit Risk

Certain underlying funds or Master Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

54

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Conservative Allocation Fund	0.10%	Aggressive Allocation Fund	0.10%
Balanced Allocation Fund	0.10%	American Funds Growth Fund	0.15%
Moderate Allocation Fund	0.10%	American Funds International Fund	0.15%
Growth Allocation Fund	0.10%	American Funds Core Allocation Fund	0.20%

Administration Fees

For the American Funds Growth Fund, American Funds International Fund, and American Funds Core Allocation Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
American Funds Growth Fund	0.25%
American Funds International Fund	0.25%
American Funds Core Allocation Fund	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds (other than extraordinary litigation and legal expenses, Master/Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual

55

Notes to Financial Statements (Continued)

expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Initial Class	Service Class	Service Class I
Aggressive Allocation Fund*	0.20%	0.45%	None
American Funds Growth Fund**	None	None	0.70%
American Funds International Fund**	None	None	0.70%
American Funds Core Allocation Fund*	None	None	0.75%

#	Master/Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2012. Interest expense and short sale dividend and loan expense were not excluded from the caps.
**	Expense caps in effect through April 30, 2013. Interest expense and short sale dividend and loan expense were not excluded from the caps prior to May 1, 2012.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2012, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$-	$132,765,052	$-	$68,745,238
Balanced Allocation Fund	-	137,926,573	-	86,977,411
Moderate Allocation Fund	-	446,789,732	-	236,523,185
Growth Allocation Fund	-	358,812,081	-	375,838,530
Aggressive Allocation Fund	-	28,302,341	-	25,932,530
American Funds Growth Fund	-	11,537,111	-	3,478,823
American Funds International Fund	-	5,087,508	-	3,645,101
American Funds Core Allocation Fund	-	61,012,598	-	30,668,195

56

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Conservative Allocation Fund Initial Class
Sold	2,979,839	$31,948,401	2,938,180	$31,644,495
Issued as reinvestment of dividends	634,968	6,641,766	835,213	8,444,000
Redeemed	(1,679,318)	(18,004,386)	(2,049,651)	(22,058,314)

Net increase (decrease)	1,935,489	$20,585,781	1,723,742	$18,030,181

Conservative Allocation Fund Service Class
Sold	5,625,441	$60,005,784	6,788,014	$72,536,785
Issued as reinvestment of dividends	1,293,309	13,463,345	1,615,028	16,247,183
Redeemed	(2,116,789)	(22,535,827)	(3,928,305)	(42,614,924)

Net increase (decrease)	4,801,961	$50,933,302	4,474,737	$46,169,044

Balanced Allocation Fund Initial Class
Sold	2,319,860	$24,707,815	1,389,631	$14,409,840
Issued as reinvestment of dividends	561,771	5,881,737	555,306	5,514,182
Redeemed	(1,732,319)	(18,473,376)	(1,962,578)	(20,418,058)

Net increase (decrease)	1,149,312	$12,116,176	(17,641)	$(494,036)

Balanced Allocation Fund Service Class
Sold	4,659,402	$49,389,515	4,611,528	$47,516,797
Issued as reinvestment of dividends	1,074,488	11,206,913	997,897	9,869,204
Redeemed	(1,721,202)	(18,276,660)	(1,976,746)	(20,496,713)

Net increase (decrease)	4,012,688	$42,319,768	3,632,679	$36,889,288

Moderate Allocation Fund Initial Class
Sold	3,497,176	$37,444,715	2,761,263	$28,324,294
Issued as reinvestment of dividends	1,343,986	14,152,172	793,969	7,860,290
Redeemed	(3,851,795)	(41,249,206)	(4,722,023)	(48,353,563)

Net increase (decrease)	989,367	$10,347,681	(1,166,791)	$(12,168,979)

Moderate Allocation Fund Service Class
Sold	18,187,217	$193,806,084	18,107,507	$184,955,340
Issued as reinvestment of dividends	3,058,861	32,056,866	1,457,322	14,369,196
Redeemed	(1,981,538)	(20,907,082)	(2,985,816)	(30,120,399)

Net increase (decrease)	19,264,540	$204,955,868	16,579,013	$169,204,137

Growth Allocation Fund Initial Class
Sold	1,874,036	$19,279,430	2,364,266	$23,064,310
Issued as reinvestment of dividends	1,239,383	12,629,311	1,020,454	9,582,060
Redeemed	(5,059,502)	(52,037,119)	(4,257,728)	(41,556,102)

Net increase (decrease)	(1,946,083)	$(20,128,378)	(873,008)	$(8,909,732)

Growth Allocation Fund Service Class
Sold	1,777,143	$18,216,236	4,707,313	$46,613,827
Issued as reinvestment of dividends	1,642,015	16,666,456	1,306,143	12,212,438
Redeemed	(4,078,032)	(41,739,524)	(5,242,633)	(50,969,214)

Net increase (decrease)	(658,874)	$(6,856,832)	770,823	$7,857,051

57

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Aggressive Allocation Fund Initial Class
Sold	499,229	$4,990,949	766,724	$7,355,850
Issued as reinvestment of dividends	34,984	348,090	51,987	466,841
Redeemed	(591,254)	(5,856,930)	(871,542)	(8,240,241)

Net increase (decrease)	(57,041)	$(517,891)	(52,831)	$(417,550)

Aggressive Allocation Fund Service Class
Sold	456,872	$4,565,027	980,730	$9,246,135
Issued as reinvestment of dividends	18,868	186,793	29,284	261,800
Redeemed	(337,631)	(3,370,056)	(258,714)	(2,447,830)

Net increase (decrease)	138,109	$1,381,764	751,300	$7,060,105

American Funds Growth Fund Service Class I
Sold	1,253,317	$13,396,343	1,638,423	$16,633,249
Issued as reinvestment of dividends	61,133	648,615	102,232	996,759
Redeemed	(521,024)	(5,613,436)	(272,033)	(2,784,767)

Net increase (decrease)	793,426	$8,431,522	1,468,622	$14,845,241

American Funds International Fund Service Class I
Sold	655,019	$5,851,223	886,469	$8,245,094
Issued as reinvestment of dividends	117,945	1,039,099	123,187	1,091,441
Redeemed	(526,695)	(4,816,301)	(306,685)	(2,922,174)

Net increase (decrease)	246,269	$2,074,021	702,971	$6,414,361

American Funds Core Allocation Fund Service Class I
Sold	4,424,765	$46,822,170	5,145,933	$52,316,793
Issued as reinvestment of dividends	1,553,861	16,222,311	645,698	6,334,302
Redeemed	(2,175,338)	(22,953,373)	(2,017,807)	(20,647,545)

Net increase (decrease)	3,803,288	$40,091,108	3,773,824	$38,003,550

6.	Federal Income Tax Information

At December 31, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$405,591,911	$31,378,009	$(221,040)	$31,156,969
Balanced Allocation Fund	416,111,899	45,646,462	(307,391)	45,339,071
Moderate Allocation Fund	1,313,531,684	159,288,523	(1,092,831)	158,195,692
Growth Allocation Fund	1,178,383,751	209,973,854	(1,507,440)	208,466,414
Aggressive Allocation Fund	70,202,997	9,846,687	(114,758)	9,731,929
American Funds Growth Fund	52,507,537	13,653,883	-	13,653,883
American Funds International Fund	33,939,873	4,748,163	-	4,748,163
American Funds Core Allocation Fund	356,204,230	67,303,855	-	67,303,855

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules

58

Notes to Financial Statements (Continued)

as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2012, for federal income tax purposes, there were no unused capital losses.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$7,133,928	$12,971,183	$-
Balanced Allocation Fund	7,120,778	9,967,872	-
Moderate Allocation Fund	18,247,700	27,961,338	-
Growth Allocation Fund	16,366,574	12,929,193	-
Aggressive Allocation Fund	534,883	-	-
American Funds Growth Fund	117,069	531,546	-
American Funds International Fund	482,538	556,561	-
American Funds Core Allocation Fund	5,998,788	10,223,523	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$12,804,782	$11,886,401	$-
Balanced Allocation Fund	8,922,415	6,460,971	-
Moderate Allocation Fund	21,391,771	837,715	-
Growth Allocation Fund	21,794,498	-	-
Aggressive Allocation Fund	728,641	-	-
American Funds Growth Fund	119,840	876,919	-
American Funds International Fund	445,209	646,232	-
American Funds Core Allocation Fund	5,079,356	1,254,946	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2012, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

59

Notes to Financial Statements (Continued)

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$9,991,880	$13,101,035	$(37,211)	$31,156,969
Balanced Allocation Fund	11,799,500	22,394,126	(44,838)	45,339,070
Moderate Allocation Fund	29,064,752	73,440,761	(130,343)	158,195,692
Growth Allocation Fund	25,806,347	118,326,052	(159,082)	208,466,414
Aggressive Allocation Fund	1,061,488	5,636,688	(8,335)	9,731,929
American Funds Growth Fund	256,780	1,524,264	(4,681)	13,653,883
American Funds International Fund	398,565	976,731	(3,531)	4,748,162
American Funds Core Allocation Fund	6,409,712	8,766,411	(37,977)	67,303,855

During the year ended December 31, 2012, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$955	$(1,719,261)	$1,718,306
Balanced Allocation Fund	1,187	(3,476,578)	3,475,391
Moderate Allocation Fund	3,360	(6,742,955)	6,739,595
Growth Allocation Fund	4,395	(7,183,762)	7,179,367
Aggressive Allocation Fund	226	(410,694)	410,468
American Funds Growth Fund	107	-	(107)
American Funds International Fund	90	-	(90)
American Funds Core Allocation Fund	967	-	(967)

The Funds did not have any unrecognized tax benefits at December 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2012, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2012, was as follows:

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,488,404	252,752	412,987	1,328,169	$17,930,281	$14,241	$-	$1,579,663
MML Concentrated Growth Fund, Class I	331,368	455	331,823	-	-	3,519	-	485,903
MML Equity Fund, Initial Class	515,411	57,409	356,910	215,910	4,549,508	129,892	-	1,193,014
MML Equity Income Fund, Initial Class	2,010,423	414,238	377,456	2,047,205	21,638,961	411,711	-	700,783

60

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Conservative Allocation Fund (Continued)
MML Focused Equity Fund, Class II	-	603,556	30,506	573,050	$6,584,341	$46,200	$282,181	$25,873
MML Foreign Fund, Initial Class	897,831	338,915	93,354	1,143,392	10,827,917	196,416	-	13,194
MML Fundamental Growth Fund, Class II	-	1,200,642	64,547	1,136,095	12,428,883	94,294	258,982	40,549
MML Fundamental Value Fund, Class II	1,494,572	291,509	488,530	1,297,551	16,154,513	207,911	32,500	1,140,551
MML Global Fund, Class I	929,969	264,691	120,338	1,074,322	10,549,843	91,083	-	341,540
MML High Yield Fund, Class II	1,039,595	810,613	116,203	1,734,005	18,952,674	1,033,494	87,496	107,064
MML Income & Growth Fund, Initial Class	389,176	711,813	63,005	1,037,984	9,840,091	94,210	-	81,171
MML Inflation-Protected and Income Fund, Initial Class	1,106,756	182,172	292,429	996,499	11,818,480	371,517	103,390	384,264
MML Large Cap Growth Fund, Initial Class	1,060,042	218,404	273,015	1,005,431	11,683,107	6,458	-	565,855
MML Managed Bond Fund, Initial Class	6,448,330	2,492,915	378,283	8,562,962	113,049,221	2,902,124	1,015,898	365,854
MML Mid Cap Growth Fund, Initial Class	609,994	263,205	54,656	818,543	10,608,321	-	535,130	356,597
MML Mid Cap Value Fund, Initial Class	1,086,331	311,822	214,472	1,183,681	13,150,691	196,119	567,599	867,115
MML Money Market Fund, Initial Class	67,160	-	67,160	-	-	-	-	(22)
MML PIMCO Total Return Fund, Class II	4,200,011	1,377,775	324,589	5,253,197	56,839,592	974,517	-	158,601
MML Short-Duration Bond Fund, Class II	3,109,540	595,270	545,692	3,159,118	31,907,092	588,455	665,921	157,880
MML Small Cap Growth Equity Fund, Initial Class	242,297	70,340	59,920	252,717	4,119,417	-	388,953	224,495
MML Small Company Value Fund, Class II	444,226	72,884	173,246	343,864	6,485,275	697	154,371	594,508
MML Small/Mid Cap Equity Fund, Initial Class	253,909	-	253,909	-	-	-	-	127,971
Oppenheimer Capital Appreciation Fund, Non-Service Shares*	79,120	-	79,120	-	-	-	-	440,497
Oppenheimer Global Securities Fund, Non-Service Shares*	215,552	68,558	27,206	256,904	8,362,234	134,336	-	306,061
Oppenheimer Global Strategic Income Fund, Non-Service Shares*	4,622,873	1,700,310	650,691	5,672,492	32,163,032	1,697,931	313,259	308,215
Oppenheimer International Growth Fund, Non-Service Shares*	3,337,619	818,528	723,584	3,432,563	7,105,406	78,933	-	392,341

					$436,748,880	$9,274,058	$4,405,680	$10,959,537

Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	2,198,086	223,893	687,836	1,734,143	$23,410,936	$19,508	$-	$4,142,253
MML Concentrated Growth Fund, Class I	586,286	866	587,152	-	-	6,703	-	1,497,633
MML Equity Fund, Initial Class	779,040	60,378	552,659	286,759	6,042,410	186,492	-	3,181,579
MML Equity Income Fund, Initial Class	2,651,368	344,660	614,244	2,381,784	25,175,460	503,180	-	2,554,581
MML Focused Equity Fund, Class II	-	960,995	52,656	908,339	10,436,812	73,480	448,805	51,687
MML Foreign Fund, Initial Class	962,986	577,693	68,251	1,472,428	13,943,890	266,169	-	79,053
MML Fundamental Growth Fund, Class II	-	1,613,909	112,970	1,500,939	16,420,270	125,020	343,372	98,020
MML Fundamental Value Fund, Class II	2,002,129	259,292	706,005	1,555,416	19,364,930	261,268	40,841	1,699,601
MML Global Fund, Class I	1,011,877	446,805	76,379	1,382,303	13,574,218	123,432	-	230,078
MML High Yield Fund, Class II	944,872	734,465	96,097	1,583,240	17,304,808	988,477	86,688	93,787
MML Income & Growth Fund, Initial Class	312,109	916,199	69,966	1,158,342	10,981,084	112,559	-	98,724
MML Inflation-Protected and Income Fund, Initial Class	926,384	150,266	248,470	828,180	9,822,220	331,855	95,931	369,759
MML Large Cap Growth Fund, Initial Class	1,277,521	284,038	209,742	1,351,817	15,708,110	9,398	-	433,011
MML Managed Bond Fund, Initial Class	5,932,700	2,181,583	302,780	7,811,503	103,128,371	2,741,541	977,521	309,903
MML Mid Cap Growth Fund, Initial Class	1,065,088	253,371	109,664	1,208,795	15,665,979	-	836,453	676,394
MML Mid Cap Value Fund, Initial Class	1,185,032	498,852	119,290	1,564,594	17,382,638	271,796	786,620	308,662
MML Money Market Fund, Initial Class	50,686	-	50,686	-	-	-	-	(17)
MML PIMCO Total Return Fund, Class II	3,546,503	1,247,678	217,737	4,576,444	49,517,124	885,366	-	130,700
MML Short-Duration Bond Fund, Class II	2,834,126	335,794	503,165	2,666,755	26,934,230	516,624	600,536	154,547
MML Small Cap Growth Equity Fund, Initial Class	500,492	106,031	195,391	411,132	6,701,670	-	651,094	1,128,945
MML Small Company Value Fund, Class II	490,527	105,656	41,308	554,875	10,464,936	1,169	258,701	211,902
MML Small/Mid Cap Equity Fund, Initial Class	372,302	-	372,302	-	-	-	-	305,473
Oppenheimer Capital Appreciation Fund, Non-Service Shares*	152,708	-	152,708	-	-	-	-	1,232,985

61

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Balanced Allocation Fund (Continued)
Oppenheimer Global Securities Fund, Non-Service Shares*	363,203	70,690	85,975	347,918	$11,324,740	$197,079	$-	$955,860
Oppenheimer Global Strategic Income Fund, Non-Service Shares*	4,205,814	1,386,108	623,718	4,968,204	28,169,716	1,615,473	298,045	696,015
Oppenheimer International Growth Fund, Non-Service Shares*	5,737,047	880,123	1,797,645	4,819,525	9,976,418	120,088	-	1,435,904

					$461,450,970	$9,356,677	$5,424,607	$22,077,039

Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	7,883,233	913,895	1,878,217	6,918,911	$93,405,308	$74,854	$-	$11,650,917
MML Concentrated Growth Fund, Class I	2,285,171	3,320	2,288,491	-	-	25,702	-	5,672,507
MML Equity Fund, Initial Class	2,709,905	219,409	1,857,680	1,071,634	22,580,831	533,737	-	12,260,000
MML Equity Income Fund, Initial Class	9,564,791	1,202,634	2,811,845	7,955,580	84,090,483	1,637,113	-	10,520,890
MML Focused Equity Fund, Class II	-	4,392,332	200,144	4,192,188	48,168,237	338,176	2,065,526	250,473
MML Foreign Fund, Initial Class	4,278,250	1,098,812	288,398	5,088,664	48,189,649	897,658	-	394,824
MML Fundamental Growth Fund, Class II	-	6,241,411	164,869	6,076,542	66,477,375	504,649	1,386,036	136,083
MML Fundamental Value Fund, Class II	5,304,724	903,480	653,792	5,554,412	69,152,428	902,452	141,070	1,638,239
MML Global Fund, Class I	3,587,624	1,299,054	108,005	4,778,673	46,926,568	416,194	-	341,832
MML High Yield Fund, Class II	2,660,716	2,015,014	88,770	4,586,960	50,135,477	2,794,028	239,519	87,926
MML Income & Growth Fund, Initial Class	1,409,629	3,380,337	79,183	4,710,783	44,658,220	431,210	-	98,801
MML Inflation-Protected and Income Fund, Initial Class	1,903,695	656,805	561,173	1,999,327	23,712,019	813,302	236,341	626,289
MML Large Cap Growth Fund, Initial Class	5,508,194	940,459	1,199,352	5,249,301	60,996,878	34,794	-	2,272,819
MML Managed Bond Fund, Initial Class	13,752,011	5,390,168	260,566	18,881,613	249,277,242	6,497,180	2,285,702	267,672
MML Mid Cap Growth Fund, Initial Class	3,905,750	1,193,832	317,379	4,782,203	61,977,345	-	3,348,385	1,189,602
MML Mid Cap Value Fund, Initial Class	4,834,722	1,393,562	229,233	5,999,051	66,649,456	1,008,092	2,917,580	500,049
MML Money Market Fund, Initial Class	137,405	-	137,405	-	-	-	-	(45)
MML PIMCO Total Return Fund, Class II	9,091,807	2,770,511	183,656	11,678,662	126,363,121	2,215,588	-	115,081
MML Short-Duration Bond Fund, Class II	8,310,107	813,952	1,802,642	7,321,417	73,946,311	1,409,982	1,631,135	603,674
MML Small Cap Growth Equity Fund, Initial Class	1,654,476	498,007	181,383	1,971,100	32,130,004	-	3,051,500	1,415,674
MML Small Company Value Fund, Class II	1,939,887	383,613	156,499	2,167,001	40,869,646	4,461	987,334	809,535
MML Small/Mid Cap Equity Fund, Initial Class	757,740	-	757,740	-	-	-	-	473,891
MML Strategic Emerging Markets Fund, Class II	171,912	1,254,366	21,727	1,404,551	15,323,647	65,488	-	6,786
Oppenheimer Capital Appreciation Fund, Non-Service Shares*	395,908	-	395,908	-	-	-	-	2,628,260
Oppenheimer Global Securities Fund, Non-Service Shares*	1,129,459	278,948	61,218	1,347,189	43,850,988	744,477	-	723,860
Oppenheimer Global Strategic Income Fund, Non-Service Shares*	10,736,277	3,195,726	1,368,564	12,563,439	71,234,702	3,992,161	736,531	1,572,597
Oppenheimer International Growth Fund, Non-Service Shares*	24,185,994	2,751,160	11,665,927	15,271,227	31,611,441	370,865	-	8,768,110

					$1,471,727,376	$25,712,163	$19,026,659	$65,026,346

Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	11,287,257	120,306	3,136,622	8,270,941	$111,657,692	$96,126	$-	$19,621,532
MML Concentrated Growth Fund, Class I	4,051,161	5,853	4,057,014	-	-	45,305	-	11,173,280
MML Equity Fund, Initial Class	3,888,832	47,705	2,765,197	1,171,340	24,681,777	568,759	-	18,603,705
MML Equity Income Fund, Initial Class	13,457,219	299,793	5,264,952	8,492,060	89,761,076	1,870,352	-	19,196,362
MML Focused Equity Fund, Class II	-	6,249,133	465,275	5,783,858	66,456,524	469,920	2,870,195	486,259
MML Foreign Fund, Initial Class	4,780,221	1,497,217	314,344	5,963,094	56,470,502	1,122,513	-	407,781
MML Fundamental Growth Fund, Class II	-	7,808,810	573,284	7,235,526	79,156,654	605,454	1,662,901	460,826
MML Fundamental Value Fund, Class II	6,488,024	189,630	604,707	6,072,947	75,608,189	1,045,745	163,469	1,517,371
MML Global Fund, Class I	4,993,725	560,002	333,785	5,219,942	51,259,827	485,683	-	1,017,798
MML High Yield Fund, Class II	2,336,290	1,056,168	212,477	3,179,981	34,757,192	2,106,696	196,555	204,963
MML Income & Growth Fund, Initial Class	562,338	3,974,521	244,311	4,292,548	40,693,352	411,844	-	338,081

62

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Growth Allocation Fund (Continued)
MML Inflation-Protected and Income Fund, Initial Class	2,087,561	92,866	465,318	1,715,109	$20,341,199	$663,440	$192,746	$868,617
MML Large Cap Growth Fund, Initial Class	7,033,144	392,834	724,673	6,701,305	77,869,167	47,881	-	1,470,029
MML Managed Bond Fund, Initial Class	8,807,144	2,947,821	567,907	11,187,058	147,692,838	4,149,436	1,548,411	482,654
MML Mid Cap Growth Fund, Initial Class	5,675,655	708,305	609,353	5,774,607	74,838,910	-	4,334,559	1,811,231
MML Mid Cap Value Fund, Initial Class	7,030,963	555,350	661,596	6,924,717	76,933,611	1,235,825	3,576,677	1,398,239
MML Money Market Fund, Initial Class	158,878	-	158,878	-	-	-	-	(53)
MML PIMCO Total Return Fund, Class II	5,398,947	1,634,947	362,452	6,671,442	72,185,002	1,358,821	-	212,331
MML Short-Duration Bond Fund, Class II	5,574,388	199,375	2,500,207	3,273,556	33,062,911	760,179	1,024,867	604,750
MML Small Cap Growth Equity Fund, Initial Class	2,582,822	387,390	286,335	2,683,877	43,748,666	-	4,459,697	2,139,538
MML Small Company Value Fund, Class II	2,999,794	163,325	374,545	2,788,574	52,592,506	6,157	1,362,681	1,909,311
MML Small/Mid Cap Equity Fund, Initial Class	890,443	-	890,443	-	-	-	-	1,005,852
MML Strategic Emerging Markets Fund, Class II	135,330	2,662,605	144,139	2,653,796	28,952,915	124,507	-	(10,803)
Oppenheimer Capital Appreciation Fund, Non-Service Shares*	773,453	-	773,453	-	-	-	-	6,263,668
Oppenheimer Global Securities Fund, Non-Service Shares*	1,398,118	188,479	94,621	1,491,976	48,563,809	923,170	-	1,077,433
Oppenheimer Global Strategic Income Fund, Non-Service Shares*	6,653,145	1,260,246	408,083	7,505,308	42,555,097	2,309,852	426,155	518,113
Oppenheimer International Growth Fund, Non-Service Shares*	39,084,869	1,076,636	22,281,916	17,879,589	37,010,749	486,403	-	17,097,758

					$1,386,850,165	$20,894,068	$21,818,913	$109,876,626

Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	684,254	53,056	168,864	568,446	$7,674,005	$6,298	$-	$1,000,786
MML Concentrated Growth Fund, Class I	254,295	361	254,656	-	-	2,795	-	535,502
MML Equity Fund, Initial Class	248,136	8,861	189,906	67,091	1,413,688	25,608	-	859,317
MML Equity Income Fund, Initial Class	735,498	66,194	216,793	584,899	6,182,386	123,669	-	782,313
MML Focused Equity Fund, Class II	-	445,338	40,831	404,507	4,647,781	32,563	198,887	36,129
MML Foreign Fund, Initial Class	322,056	98,271	34,859	385,468	3,650,386	69,950	-	36,607
MML Fundamental Growth Fund, Class II	-	542,903	54,560	488,343	5,342,471	40,466	111,142	41,482
MML Fundamental Value Fund, Class II	574,883	45,933	203,263	417,553	5,198,539	68,891	10,769	472,750
MML Global Fund, Class I	329,753	43,197	32,057	340,893	3,347,567	30,554	-	89,137
MML High Yield Fund, Class II	56,055	48,589	8,177	96,467	1,054,387	61,500	5,615	4,887
MML Income & Growth Fund, Initial Class	75,311	230,703	23,518	282,496	2,678,065	25,533	-	31,126
MML Inflation-Protected and Income Fund, Initial Class	107,192	5,823	81,346	31,669	375,599	16,159	5,298	86,564
MML Large Cap Growth Fund, Initial Class	433,918	73,118	54,057	452,979	5,263,618	3,162	-	108,664
MML Managed Bond Fund, Initial Class	123,732	155,198	16,293	262,637	3,467,359	95,750	35,747	9,012
MML Mid Cap Growth Fund, Initial Class	412,616	73,161	60,805	424,972	5,507,643	-	303,319	185,178
MML Mid Cap Value Fund, Initial Class	425,923	136,422	48,837	513,508	5,705,077	87,709	253,845	108,220
MML PIMCO Total Return Fund, Class II	144,356	38,481	14,689	168,148	1,819,367	30,030	-	9,721
MML Short-Duration Bond Fund, Class II	102,340	4,777	88,537	18,580	187,663	7,300	12,645	8,616
MML Small Cap Growth Equity Fund, Initial Class	185,498	46,485	28,993	202,990	3,308,850	-	338,592	175,004
MML Small Company Value Fund, Class II	221,987	30,663	48,581	204,069	3,848,737	449	99,365	248,798
MML Small/Mid Cap Equity Fund, Initial Class	50,626	-	50,626	-	-	-	-	(2,069)
MML Strategic Emerging Markets Fund, Class II	9,853	239,915	19,913	229,855	2,507,717	10,688	-	(487)
Oppenheimer Capital Appreciation Fund, Non-Service Shares*	53,378	-	53,378	-	-	-	-	303,810
Oppenheimer Global Securities Fund, Non-Service Shares*	70,751	36,484	9,029	98,206	3,196,591	59,314	-	98,691

63

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Aggressive Allocation Fund (Continued)
Oppenheimer Global Strategic Income Fund, Non-Service Shares*	131,332	62,829	13,712	180,449	$1,023,146	$45,382	$8,373	$761
Oppenheimer International Growth Fund, Non-Service Shares*	2,471,111	149,544	1,396,363	1,224,292	2,534,284	32,493	-	974,818

					$79,934,926	$876,263	$1,383,597	$6,205,337

*	Fund advised by OppenheimerFunds, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2012, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2013

65

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2012; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 70	Chairman Trustee	Since 2010 Since 1999	Retired.	91	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 64	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	91	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 54	Trustee	Since 2012	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	91	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 58	Trustee	Since 2012	Retired.	91	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

66

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 66	Trustee	Since 2003	Retired.	91	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 70	Trustee	Since 1996	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 61	Trustee	Since 2012	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	91	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 60	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	93^^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

67

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 67	Trustee	Since 2003	Retired.	93^^	Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 57	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President, and CEO (since 2012), MassMutual International LLC.	91	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 50	President	Since 2007	Vice President (since 2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	36

Michael C. Eldredge Age: 48	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	91

Andrew M. Goldberg Age: 46	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	91

68

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 47	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	91

Philip S. Wellman Age: 48	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	91

Eric H. Wietsma Age: 46	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	91

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

69

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2012, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	16.07%
Balanced Allocation Fund	21.81%
Moderate Allocation Fund	26.09%
Growth Allocation Fund	42.56%
Aggressive Allocation Fund	76.28%
American Funds Growth Fund	100.00%
American Funds Core Allocation Fund	61.85%

70

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

71

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2012:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	1,000	0.13%	1,056.30	0.68	1,024.60	0.67
Service Class	1,000	0.38%	1,054.50	1.97	1,023.40	1.94
Balanced Allocation Fund
Initial Class	1,000	0.13%	1,060.70	0.68	1,024.60	0.67
Service Class	1,000	0.38%	1,059.80	1.98	1,023.40	1.94
Moderate Allocation Fund
Initial Class	1,000	0.11%	1,065.90	0.57	1,024.70	0.56
Service Class	1,000	0.37%	1,063.30	1.93	1,023.40	1.89
Growth Allocation Fund
Initial Class	1,000	0.12%	1,072.90	0.63	1,024.70	0.61
Service Class	1,000	0.37%	1,071.60	1.94	1,023.40	1.89

72

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	1,000	0.20%	1,080.30	1.05	1,024.30	1.02
Service Class	1,000	0.45%	1,078.60	2.36	1,023.00	2.30
American Funds Growth Fund
Service Class I**	1,000	1.05%	1,087.00	5.54	1,020.00	5.36
American Funds International Fund
Service Class I**	1,000	1.24%	1,127.10	6.67	1,019.00	6.33
American Funds Core Allocation Fund
Service Class I	1,000	0.72%	1,054.70	3.74	1,021.60	3.68

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

73

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2013 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540b    113 CRN201303-156807

Item 2. Code of Ethics.

As of December 31, 2012, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2012, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2012 and 2011 were $905,546 and $845,123, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2012 and 2011. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2012 and 2011.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2012 and 2011 were $133,070 and $204,510, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2012 and 2011.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2012 and 2011. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2012 and 2011.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2012 and 2011 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2012 and 2011 were $4,715,550 and $2,853,248, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Richard J. Byrne

Richard J. Byrne, President and Principal Executive Officer

Date	3/1/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne

Richard J. Byrne, President and Principal Executive Officer

Date	3/1/13

By (Signature and Title)	/s/ Nicholas H. Palmerino

Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	3/1/13